[ LOGO OF NORTHERN FUNDS ]  [MONEY MARKET FUNDS]   MONEY MARKET FUND   U.S. GOVERNMENT MONEY MARKET

FUND   U.S. GOVERNMENT SELECT MONEY MARKET FUND   MUNICIPAL MONEY MARKET FUND   CALIFORNIA

MUNICIPAL MONEY MARKET FUND   [FIXED INCOME FUNDS]   U.S. GOVERNMENT FUND   INTERMEDIATE TAX-

EXEMPT FUND   FLORIDA INTERMEDIATE TAX-EXEMPT FUND   FIXED INCOME FUND   TAX-EXEMPT FUND

CALIFORNIA TAX-EXEMPT FUND   INTERNATIONAL FIXED INCOME FUND   HIGH YIELD MUNICIPAL FUND

HIGH YIELD FIXED INCOME FUND   [EQUITY FUNDS]   INCOME EQUITY FUND   STOCK INDEX FUND

GROWTH EQUITY FUND   SELECT EQUITY FUND   MID CAP GROWTH FUND   SMALL CAP FUND

INTERNATIONAL GROWTH EQUITY FUND   INTERNATIONAL SELECT EQUITY FUND   TECHNOLOGY FUND


================================================================================
                           A N N U A L   R E P O R T
================================================================================











[ March 31, 1999 ]

TABLE OF CONTENTS
                                                                                                                      Page
Abbreviations and Other Information......................................................................................1

Economic and Market Overviews............................................................................................2

Portfolio Commentaries...................................................................................................4

Money Market Funds
     Statements of Assets and Liabilities...............................................................................15
     Statements of Operations.......................................................................................... 16
     Statements of Changes in Net Assets............................................................................... 17
     Financial Highlights.............................................................................................. 19
     Schedules of Investments
         Money Market Fund............................................................................................. 23
         U.S. Government Money Market Fund............................................................................. 28
         U.S. Government Select Money Market Fund...................................................................... 29
         Municipal Money Market Fund................................................................................... 30
         California Municipal Money Market Fund........................................................................ 44

Fixed Income Funds
     Statements of Assets and Liabilities...............................................................................48
     Statements of Operations.......................................................................................... 50
     Statements of Changes in Net Assets............................................................................... 52
     Financial Highlights.............................................................................................. 55
     Schedules of Investments
         U.S. Government Fund.......................................................................................... 61
         Intermediate Tax-Exempt Fund.................................................................................. 62
         Florida Intermediate Tax-Exempt Fund.......................................................................... 67
         Fixed Income Fund............................................................................................. 69
         Tax-Exempt Fund............................................................................................... 71
         California Tax-Exempt Fund.................................................................................... 76
         International Fixed Income Fund............................................................................... 79
         High Yield Municipal Fund..................................................................................... 80
         High Yield Fixed Income Fund.................................................................................. 82

Equity Funds
     Statements of Assets and Liabilities.............................................................................. 84
     Statements of Operations.......................................................................................... 85
     Statements of Changes in Net Assets............................................................................... 86
     Financial Highlights.............................................................................................. 88
     Schedules of Investments
         Income Equity Fund............................................................................................ 94
         Stock Index Fund.............................................................................................. 97
         Growth Equity Fund........................................................................................... 105
         Select Equity Fund........................................................................................... 108
         Mid Cap Growth Fund.......................................................................................... 110
         Small Cap Fund............................................................................................... 112
         International Growth Equity Fund............................................................................. 127
         International Select Equity Fund............................................................................. 129
         Technology Fund.............................................................................................. 131

Notes to the Financial Statements..................................................................................... 133

Report of Independent Public Accountants.............................................................................. 139

ABBREVIATIONS AND OTHER INFORMATION

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

Maturity dates represent the stated date on the security, the next interest reset date or next puttable dates for floating rate securities or the prerefunded date for these types of securities.

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ACA         American Capital Access

ADR         American Depository Receipt

AMBAC       American Municipal Bond Assurance Corp.

AMT         Alternative Minimum Tax

BAN         Bond Anticipation Notes

BTP         Banker's Trust Partnership

Colld.      Collateralized

COP         Certificate of Participation

CP          Commercial Paper

CVP         Central Valley Project

FFCB        Federal Farm Credit Bank

FGIC        Financial Guaranty Insurance Corp.

FHA         Federal Housing Authority

FHLB        Federal Home Loan Bank

FHLMC       Freddie Mac

FMC         Fidelity Mortgage Corp.

FNMA        Fannie Mae

FRN         Floating Rate Note

FSA         Financial Security Assurance

G.O.        General Obligation

GNMA        Government National Mortgage Association

Gtd.        Guaranteed

HDA         Housing Development Authority

HFA         Housing Finance Authority

HUD         Housing and Urban Development

I.O.        Interest Only Stripped Security

IDA         Industrial Development Authority

IDR         Industrial Development Revenue

LOC         Letter of Credit

MBIA        Municipal Bond Insurance Association

MBS         Mortgage Backed Securities

MIPS        Monthly Income Preferred Securities

ML/SG       Merrill Soc Gen

MTN         Medium Term Notes

P-Floats    Puttable Floating Rate Securities

PCR         Pollution Control Revenue

PFA         Public Finance Authority

PIES        Premium Income Exchangeable Securities

PRIDES      Preferred Redeemable Increased Dividend Securities

PRSV        Preservation Project

PSF         Permanent School Fund

RAN         Revenue Anticipation Notes

REMIC       Real Estate Mortgage Investment Conduit

ROC         Reset Option Certificates

SFM         Single Family Mortgage

SLMA        SLM Holding Corp.

S.O.        Special Obligation

Soc Gen     Societe Generale

STRYPES     Structured Yield Products Exchangeable for Stock

TAN         Tax Anticipation Notes

TECONS      Term Convertible Securities

TOB         Tender Option Bonds

TOC         Tender Option Certificates

TOCR        Tender Option Custodial Receipts

TRACES      Trust Automatic Common Exchange Securities

TRAN        Tax and Revenue Anticipation Notes

TRB         Tax Revenue Bonds

VRDN        Variable Rate Demand Notes

VRN         Variable Rate Notes

*           Non-Income Producing Security






----------------------------------------
            NOT FDIC-INSURED
----------------------------------------

             May lose value
            No bank guarantee
----------------------------------------


An investment in Northern Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Shares of Northern Funds are distributed by Northern Funds Distributors, LLC, an independent third party.


                                                                           -----
                                                                               1
                                                                           -----

--------------------------------------------------------------------------------
                         ECONOMIC AND MARKET OVERVIEWS
--------------------------------------------------------------------------------

THE EQUITY MARKETS
The market poses a dilemma as we look ahead for the balance of the year. A small number of megacap stocks have enjoyed a nearly unprecedented outperformance run, leaving valuations in this narrow set of stocks very stretched. However, these are the stocks that have fueled the market's rise the past three years, especially since last fall's low. On the other hand, the majority of stocks have been in a corrective mode since the spring of 1998 and valuations now look quite interesting. Their dismal relative performance compared with the high profile growth stocks has made their relative valuations look positive, but in general they have lagged the market averages badly. We find many appealing investment opportunities coming from this latter group of stocks, even as profit taking may be in order for some of the megacap leadership issues.

Although we expect economic growth to slow, we still judge prospects as favorable in 1999. After several quarters of slower than expected earnings growth, we see a pickup in growth later this year and in 2000. Even as the U.S. is slowing, the problem areas of the globe look less dismal and in some cases a good recovery is possible. With the interest rate cuts of late 1998 now set to positively impact growth, we may well be past the Asian-induced slowdown of 1998 on a global basis. Despite this growth pickup, inflation remains subdued and we believe the market is not threatened by either higher inflation or higher interest rates yet.

The strong underlying fundamentals of the bull market remain intact, namely: reasonable growth, low inflation, low interest rates and adequate earnings. Demand for equities remains positive although cash flows into mutual funds are down from their peak levels of early 1998. Balancing these favorable factors is the reality that select stocks are priced for perfection and are at historically rich levels by measures such as price-to-earnings, price-to-book value and dividend yield. While volatility may stay high, we believe good stock selection may provide attractive returns for equity investors. While the level of market may see limited progress, ample opportunities exist for longer-term patient investors, but they may need to live with both rich valuation levels and high volatility. After four years of 20% plus gains, a "breather" would be nice and healthy from a longer-term point of view. This year may provide such a breather, but as long as the fundamentals stay positive, we believe equities may provide adequate returns.


THE FIXED INCOME MARKETS
Investors enjoyed a profitable, albeit volatile, year in the fixed income markets. The yield curve steepened moderately during the period, with short rates declining almost 60 basis points and long rates only about half as much. After an initial rise early in the period, yields trended down through mid-summer, as market participants embraced investment themes we had previously identified as constructive for bond prices. Included among these were generous real yields in a historical context, a favorable growth/inflation dynamic, prudent fiscal policy (highlighted by the burgeoning budget surplus), and a highly credible central bank. Against this backdrop, the fallout from Asia's financial crises was spreading to other emerging markets, but had only a mild impact on the U.S. bond market until Russia's default in August exposed massive leverage in global bond markets. Attempts by hedge funds and other leveraged investors to unwind positions in various non-Treasury or "spread" sectors caused unprecedented dislocations in global bond markets and raised fears of worsening financial market crises. This market action produced a dramatic widening of interest rate differentials (i.e., spreads) between Treasury bonds and all other bond market sectors.

During this period of heightened volatility at the end of September, we changed our characterization of the bond market from constructive to neutral based on our belief that rates finally reflected our heretofore non-consensus cyclical and secular outlooks. Concomitantly, we highlighted the attractiveness of spread product. We believed that the pessimism that gripped the bond market at that time was overdone and that the fundamental economic backdrop was supportive of spread sectors, especially because we felt the Fed would do what was necessary to stabilize financial markets.

The Fed, in fact, did step into the breach to lower the fed funds rate on three separate occasions within a six-week span, providing important support to global markets, but also removing the "flight-to-safety" demand for Treasury bonds from the market. Meanwhile, spread sectors have outperformed Treasuries by a wide margin as last fall's crisis atmosphere has abated, taking prices on non-Treasury debt much closer to "fair value." However, even though spread paper has retraced much of last


-----
2
-----

                                                    NORTHERN FUNDS Annual Report





fall's widening move, we believe the yield advantage of holding these securities is still attractive on relative and fundamental bases, especially at the shorter end of the yield curve.

The attention of bond investors has, not surprisingly, reverted to the core outlook for growth and inflation. News on the inflation front remains highly constructive; however, economic data signaling continued strength in the domestic economy have again raised questions about whether or not the good inflation news can last. Importantly, Chairman Greenspan and many Federal Reserve governors have apparently subscribed to the view that it can. Nevertheless, the ebb and flow of sentiment in this regard has defined a trading range for the long bond of between 5.25% and 5.75%. Given our own expectation that domestic growth should begin to slow and that inflation will remain subdued, we expect this trading range to remain intact and, as such, believe that neutral portfolio durations are appropriate.

Developments which pushed rates higher at the end of the period include concerns about resynchronization of global growth. The major oil producers' much publicized production cut, while spurring a recent jump in the price of oil, has been attempted numerous times this decade and has yet to prove successful in boosting prices over the long horizon. A sustained rise in the price of oil is unlikely until global demand re-emerges. We also believe that fears that a re-emergent Japan will lead to unsustainable increases in world growth are misplaced. While equity markets signal that some Japanese improvement may be in the offing, actual signs of rebounding economic activity remain sketchy. At the same time, European growth appears to be slowing and the war in the Balkans has increased the risk that weakness may spread should consumer sentiment deteriorate. While notable government resignations leave us less discouraged by Europe's recent leftward tilt, like Japan's, Europe's economy needs significant fundamental reform. Because of the political difficulty in making the needed changes, the process will likely be more drawn out than suggested by the performance of local equity markets. As such, we do not expect global capacity pressures to bite anytime soon. With growth expected to slow modestly in the U.S. and with much of the developing world still struggling to post positive growth, we believe fears of a synchronized global recovery are premature at best.


THE GLOBAL MARKETS
The outlook for Europe remains upbeat as economic union has caused a sharp fall in inflation and interest rates. Consolidation and restructuring have provided additional boosts for European earnings, resulting in strong market gains over the past 18 months. Last summer a healthy correction occurred providing long-term investors an opportunity to add to positions late in 1998. Profits look set to rise around 8% in 1999 and the emerging equity culture in Europe is moving away from low yielding bonds and into stocks to achieve better returns. The new Euroland has both a population and GDP roughly the size of the United States, but has equity holdings that are very small compared with the U.S. As this new culture emerges, longer-term gains from European stocks are likely as the asset allocation shift, from bonds to stocks, has just begun.

We believe Asia appears to finally have bottomed as even Japan is up from its lows and the recession is nearing its end. Policy changes occurred in Asia and Japan to clean up bad loans in the financial system. Interest rates have fallen across Asia and remain very low in Japan, enhancing the chances for a recovery to begin in 1999, but gain strength in 2000. The markets have sensed a bottom in profit declines and rallied sharply in the last six months. However, after the devastating falls of 1997-1998, most stocks are still well down from early 1997 levels. As growth and profits recover over the next 18 months, we expect investment opportunities to unfold across Asia as these markets are generally priced more cheaply than either the U.S. or Europe.

Emerging market turmoil may have peaked early in 1999 with Brazil's devaluation, perhaps bringing a two-year bear market in emerging equities to an end. While economic pain is not likely to ease until next year, markets may sense that the worst of the crisis is over with only uncertainty over China's potential devaluation still lingering. In addition, the strength of the dollar may ease back once the Kosovo crisis ends since the dollar's fundamentals have weakened a bit due to rising trade imbalances. Such an event could end the headwind that international investors have had to fight since 1995.


                                                                           -----
                                                                               3
                                                                           -----

--------------------------------------------------------------------------------
                             PORTFOLIO COMMENTARIES
--------------------------------------------------------------------------------

MONEY MARKET FUND
A defensive strategy was used last year as we anticipated another ease by the Federal Reserve. The Asian crisis seemed not to affect the U.S. markets as first thought it would. By the end of the year, things settled down and the domestic economy remained healthy. There were no significant changes in the composition of the Fund. The highest percentage of the Fund was invested in Tier One Commercial Paper where yields were the most attractive. By focusing on short- and long-maturities, the Fund kept to a barbell strategy trying to anticipate Federal Reserve moves. As we moved into December, short-term rates were higher and we began to experience year-end pressure. A barbell structure will be the investment strategy whenever there is a backup in the market. Issuers are selected keeping in mind credit quality as the first priority and then yield. Guidelines are strictly followed. The Fund continues to be one of quality investments.

In 1999 we will continue to monitor the Federal Reserve moves. At this point, there is a possibility that interest rates will rise in the beginning of the second half of the year. However, concerns about Y2K are expected to limit Fed action as the year draws to a close.

Mary Ann Flynn
Portfolio Manager


U.S. GOVERNMENT MONEY MARKET FUND

U.S. GOVERNMENT SELECT MONEY MARKET FUND
In 1998, the Funds adopted a barbell maturity structure focusing on the short- and long-term ends of the markets. This strategy afforded the Funds the ability to remain competitive in a lower interest rate environment, while adding yield and hedging against any move by the Federal Reserve. In the U.S. Government Money Market Fund, we have substantially increased our exposure to repurchase agreements both overnight and in the short-term markets. In the U.S. Government Select Money Market Fund, we invest principally in those government agencies which are exempt from state and local taxation. Looking ahead, we will maintain our emphasis on quality, liquidity and yield.

Brian Andersen
Portfolio Manager


MUNICIPAL MONEY MARKET FUND
The Fund performed well for the year, despite a tight supply of short-term municipal issues and notes. This limited availability hampered our efforts to extend the Fund's average maturity as far out as we would have liked, given the Federal Reserve Board's steady interest rate policy. At the end of fiscal 1999, the Fund's average maturity was slightly shorter than our peer group.

This is a very technical and cyclical market driven by supply and demand factors. As a result, we will closely watch the supply of short-term securities and the actions of the Federal Reserve. If interest rates remain stable, we currently plan to keep our average maturity longer than our peer group by adding Tier One Commercial Paper, where yields are presently most attractive, and other short-term tax-exempt securities.

Brad Snyder
Portfolio Manager


CALIFORNIA MUNICIPAL MONEY MARKET FUND

The Fund outperformed its benchmark for fiscal 1999. However, the supply of short-term tax-exempt California securities was very limited, causing lower than normal yields.

During the year, we purchased more commercial paper than in years passed in order to lengthen the Fund's average maturity in light of the Federal Reserve Board's steady interest rate course. Looking ahead, we will closely monitor the actions of the Federal Reserve and evaluate supply factors in the market. If interest rates remain steady, we expect to keep our average maturity longer than our peer group.

Brad Snyder
Portfolio Manager



-----
4
-----

                                                    NORTHERN FUNDS Annual Report


                                              MONEY MARKET FUNDS YIELD(1) COMPARISONS
                                                       AVERAGE MONTHLY RATES

                                                                                                                           IBC'S
                                                                                                                         MONEY FUND
                                                                                                                        AVERAGE(TM)/
                                                                                                                         CALIFORNIA
                                                                                                                           STATE-
                                                             U.S. GOV'T.                                     CALIFORNIA   SPECIFIC
                          IBC'S     U.S. GOV'T.    IBC'S       SELECT       IBC'S     MUNICIPAL    IBC'S     MUNICIPAL     STOCK
                MONEY   MONEY FUND     MONEY     MONEY FUND     MONEY     MONEY FUND    MONEY    MONEY FUND    MONEY      BROKER &
               MARKET  AVERAGE(TM)/   MARKET    AVERAGE(TM)/   MARKET    AVERAGE(TM)/  MARKET   AVERAGE(TM)/   MARKET     GENERAL
                FUND   ALL TAXABLE     FUND      GOVERNMENT     FUND      GOVERNMENT    FUND    ALL TAX-FREE    FUND      PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
1999
------------------------------------------------------------------------------------------------------------------------------------
March           4.50%     4.35%        4.46%        4.17%       4.39%        4.17%      2.43%       2.44%       2.36%      2.30%
------------------------------------------------------------------------------------------------------------------------------------
February        4.59%     4.36%        4.48%        4.16%       4.41%        4.16%      2.21%       2.16%       1.96%      2.03%
------------------------------------------------------------------------------------------------------------------------------------
January         4.74%     4.46%        4.54%        4.21%       4.48%        4.21%      2.89%       2.56%       2.60%      2.42%
------------------------------------------------------------------------------------------------------------------------------------
1998
------------------------------------------------------------------------------------------------------------------------------------
December        4.77%     4.54%        4.57%        4.28%       4.50%        4.28%      2.93%       2.74%       2.67%      2.61%
------------------------------------------------------------------------------------------------------------------------------------
November        4.85%     4.60%        4.63%        4.35%       4.62%        4.35%      2.79%       2.69%       2.61%      2.55%
------------------------------------------------------------------------------------------------------------------------------------
October         4.96%     4.74%        4.81%        4.49%       4.75%        4.49%      2.95%       2.78%       2.76%      2.63%
------------------------------------------------------------------------------------------------------------------------------------
September       5.10%     4.99%        5.06%        4.81%       4.98%        4.81%      3.09%       2.93%       2.78%      2.78%
------------------------------------------------------------------------------------------------------------------------------------
August          5.13%     5.01%        5.09%        4.84%       4.99%        4.84%      2.98%       2.79%       2.55%      2.62%
------------------------------------------------------------------------------------------------------------------------------------
July            5.13%     5.01%        5.09%        4.84%       5.01%        4.84%      2.99%       3.04%       2.70%      2.92%
------------------------------------------------------------------------------------------------------------------------------------
June            5.13%     5.01%        5.09%        4.84%       4.98%        4.84%      3.14%       3.04%       2.94%      2.92%
------------------------------------------------------------------------------------------------------------------------------------
May             5.12%     5.00%        5.08%        4.82%       4.99%        4.82%      3.36%       3.23%       3.27%      3.13%
------------------------------------------------------------------------------------------------------------------------------------
April           5.12%     5.02%        5.08%        4.85%       5.02%        4.85%      3.40%       3.23%       3.29%      3.13%
------------------------------------------------------------------------------------------------------------------------------------


                                                 MONEY MARKET FUNDS 7-DAY YIELDS(1)
                                                     PERIOD ENDED MAY 14, 1999


                                      U.S. GOVERNMENT     U.S. GOVERNMENT SELECT         MUNICIPAL        CALIFORNIA MUNICIPAL
               MONEY MARKET FUND     MONEY MARKET FUND       MONEY MARKET FUND       MONEY MARKET FUND      MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------
Current              4.47%                 4.35%                   4.28%                   2.98%                  2.86%
------------------------------------------------------------------------------------------------------------------------------
Effective            4.57%                 4.45%                   4.37%                   3.02%                  2.90%
------------------------------------------------------------------------------------------------------------------------------

(1) Yield calculations reflect fee waivers in effect, represent past performance and will fluctuate. In the absence of fee waivers, current 7-day yields for the Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market and California Municipal Money Market Funds would have been 4.42%, 4.28%, 4.19%, 2.92% and 2.83%, respectively. An investment in any one of the money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

    We compare our Funds to the IBC's Money Fund Averages(TM) which are composites of professionally managed money market investments with similar investment objectives.



                                                                           -----
                                                                               5
                                                                           -----

--------------------------------------------------------------------------------
                              U.S. Government Fund
--------------------------------------------------------------------------------

Performance of the Fund during the fiscal year reflected a modest increase in Treasury prices, as favorable inflation statistics continued to offset concerns regarding strength in the domestic economy. While Treasury rates shifted abruptly lower in early October, interest rates reversed course and moved generally higher throughout the balance of the fiscal period. During the last twelve months, the Fund's performance has generally followed the movement in Treasury prices. The Fund's return profile was enhanced by greater interest rate sensitivity in the first six months, followed by a more neutral interest rate posture over the course of the past six months. More recently, increased exposure to agency and mortgage-backed securities has been a positive contribution to the relative return profile. At the present time, we continue to maintain a neutral interest rate posture.

Monty Memler
Portfolio Manager

                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Intermediate U.S. Government Bond Index includes all public obligations of the U.S. Treasury, and all publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. Excluded are special issues, such as flower bonds, targeted investor notes (TINs), and state and local government series
(SLGs) bonds. The Intermediate Government Bond Index includes only those issues with maturities of up to ten years.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Intermediate Tax-Exempt Fund
--------------------------------------------------------------------------------

Investors enjoyed a profitable, albeit volatile, year in U.S. bond markets as declining inflation and global financial market turmoil offset stronger than expected domestic growth. Although municipal bond price gains trailed those of their Treasury counterparts, the Fund generated a solidly positive total return in fiscal 1999. The Fund's duration positioning and increased exposure to higher-yielding securities aided performance in an environment of falling rates, muted volatility and generally improving credit quality. However, the Fund was positioned for a flattening yield curve, when in fact the municipal yield curve steepened, causing the Fund to slightly underperform its benchmark. We continue to seek out opportunities to increase the Fund's yield and total return potential by making well-researched credit selections within the municipal marketplace. One area of focus is the health care arena, where we believe opportunities exist following well-publicized financial pressures facing specific entities, as well as an overall heightened level of scrutiny being paid to this sector. Going forward, we anticipate positioning the Fund's duration in line with our expectation of a trendless, range-bound interest rate environment.

Eric Bergson
Portfolio Manager

                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers 5-Year Municipal Bond Index includes investment-grade (Baa or better) tax-exempt bonds with maturities of four to six years. The Index is weighted according to market capitalization on a bond by bond basis, and it can include only investable securities. To be included in the 5-Year Municipal Bond Index the original transaction size must have been greater than $50 million. Each bond must have been issued since December 31, 1990 and have an outstanding par value greater than $3 million, and a remaining maturity of at least one year. Bonds with floating rates including derivative and residual interest securities are excluded.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


-----
6
-----

                                                    NORTHERN FUNDS Annual Report



--------------------------------------------------------------------------------
                      Florida Intermediate Tax-Exempt Fund
--------------------------------------------------------------------------------

Investors enjoyed a profitable, albeit volatile, year in U.S. bond markets as declining inflation and global financial market turmoil offset stronger than expected domestic growth. Although municipal bond price gains trailed those of their Treasury counterparts, the Fund generated a solidly positive total return in fiscal 1999. The Fund's duration positioning and increased exposure to higher-yielding securities aided performance in an environment of falling rates, muted volatility and generally improving credit quality. However, the Fund was positioned for a flattening yield curve, when in fact the municipal yield curve steepened, causing the Fund to slightly underperform its benchmarks. We continue to seek out opportunities to increase the Fund's yield and total return potential by making well-researched credit selections within the Florida municipal marketplace. One area of focus is the health care arena, where we believe opportunities exist following well-publicized financial pressures facing specific entities, as well as an overall heightened level of scrutiny being paid to this sector. Going forward, we anticipate positioning the Fund's duration in line with our expectation of a trendless, range-bound interest rate environment.

Eric Bergson
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 8/15/96 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. The Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index includes investment-grade (Baa or better) tax-exempt Florida bonds. To be included in the Index the original transaction size must have been greater than $50 million. Each bond must have been issued since December 31, 1990 and have an outstanding par value greater than $3 million, and a remaining maturity of at least 1 year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded. The Lehman Brothers Mutual Fund Intermediate Municipal Bond Index includes eligible municipal bonds with maturities of five to ten years. Bonds eligible to be included in this Index are investment-grade tax-exempt bonds (Baa or better), with a fixed coupon rate, issued after December 31, 1990 as part of a transaction of at least $50 million. They must also have an outstanding par value greater than $3 million and a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded. Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Fixed Income Fund
--------------------------------------------------------------------------------

A number of factors impacted performance during fiscal 1999, including the upheaval in the financial markets during August and October 1998. The Asian crisis, Russian default and hedge fund liquidations created a flight-to-quality which caused Treasury securities to significantly outperform other fixed income asset classes. As interest rates fell, the Fund experienced capital gains, which helped to boost returns. Still, the Fund underperformed its benchmark due to its overweight in non-Treasury ("spread") securities.

During the year, the Fund took the opportunity to increase its position in mortgage-backed securities as interest rates fell, spreads widened and the risk/return profile made these highly liquid, strong credit quality securities particularly attractive. While the Fund was not immune to these events, we used the weakness in the market as an opportunity to purchase more "spread" assets. Should the markets remain steady and liquidity improve, we believe the Fund will be poised to outperform.

Steven Schafer
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds, targeted investor notes (TINs), and state and local government series (SLGs) bonds; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt. The Index sectors are industrial, finance, utility, and Yankee. To be included in the Index the bonds must meet the following criteria; must have at least one year to maturity; have at least $100 million par amount outstanding; must be rated investment-grade (Baa3 or better) by Moody's Investors Service (unless it is a U.S. government or agency security, which are generally not formally rated); must be fixed-rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


                                                                           -----
                                                                               7
                                                                           -----

--------------------------------------------------------------------------------
                                Tax-Exempt Fund
--------------------------------------------------------------------------------

Shareholders benefited last year as the Fund was correctly positioned to capitalize on a general decline in interest rates. Constructive inflation news and demand for safe U.S. Treasury bonds amidst global uncertainties led to the lower rates even as domestic growth exceeded expectations. Although interest rates declined, a steeper yield curve, caused by a greater decline in short rates versus long rates, was not anticipated and led to a slight underperformance versus the benchmark. Throughout the year, the Fund maintained its efforts to increase yield through well-researched sector and credit selections without lowering the overall quality of the Fund. Sectors employed for this effort included health care, housing and corporate-backed municipal bonds, all of which increased the income component of total return that became even more important in a low interest rate environment. The Fund will continue to focus on generating a high level of tax-free income while targeting a maturity structure that both captures the benefits of a steeper municipal yield curve and reflects our outlook for interest rates to remain range-bound.

Tim McGregor
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Municipal Bond Index includes investment-grade (Baa or better) tax-exempt bonds. The Index is weighted according to market capitalization. To be included in the Index the original transaction size must have been been greater than $50 million. Each bond must have been issued since December 31, 1990 and have an outstanding par value greater than $3 million, and a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           California Tax-Exempt Fund
--------------------------------------------------------------------------------

Bond markets rallied over the past 12 months as favorable inflation news countered surprisingly strong domestic growth. In particular, Treasuries benefited from unstable global financial markets and handily outperformed municipals. For shareholders, the Fund delivered another year of strong positive returns, despite a significant increase in tax-exempt issuance. During this period, we actively maintained the Fund's duration at a longer-than-benchmark weighting, which enhanced performance as interest rates fell. However, the Fund was structured for a flattening California municipal yield curve, when in fact curves generally steepened, causing it to slightly underperform its benchmarks. In addition, we continue to focus on increasing the yield of the Fund by making issue-specific credit decisions. In the process, we have been reducing our exposure to the AAA-rated insured sector. Going forward, we anticipate positioning the Fund's duration in line with our expectation of a trendless, range-bound interest rate environment.

Eric Boeckmann
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/8/97 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. The Lehman Brothers Mutual Fund Intermediate Municipal Bond Index includes eligible municipal bonds with maturities of five to ten years. Bonds eligible to be included in this Index are investment-grade tax-exempt bonds (Baa or better), with a fixed coupon rate, issued after December 31, 1990 as part of a transaction of at least $50 million. They must also have an outstanding par value greater than $3 million and a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded. The Lehman Brothers California Exempt Municipal Index includes investment grade (Baa or better) tax-exempt California bonds. The Index is rule based and market value weighted. To be included in the Index, the original transaction size must have been greater than $50 million. Each bond must have been issued since December 31, 1990 and have an outstanding par value greater than $3 million, and a remaining maturity of at least 1 year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded. Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


-----
8
-----

                                                    NORTHERN FUNDS Annual Report



--------------------------------------------------------------------------------
                        International Fixed Income Fund
--------------------------------------------------------------------------------

Slower worldwide growth and deflationary economic conditions led to lower interest rates around the globe. In currency terms, the U.S. trade deficit weighed heavily on the dollar causing the yen and most European currencies to appreciate relative to the dollar. As such, our unhedged foreign bond holdings experienced solid total returns from both the price component on the bonds and the currency appreciation. Focusing on specific countries, Japan continued to experience economic difficulties amid a lack of consumer demand. In response, it pushed its overnight lending rates to near zero and undertook a massive stimulative fiscal package. Moving to Europe, the turn of the year brought the implementation of the Euro. At first on account of convergence toward a central rate, and more recently due to economic weakness, that region of the world has seen its interest rates move lower as well. Throughout, the Fund has been overweight in both the U.S. and the UK due to the fundamental strengths in their economies and favorable real interest rates. We believe these dynamics should provide for solid absolute and relative returns in the coming year.

Michael Lannan
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. The J.P. Morgan International Government Bond Index is a daily, market capitalization-weighted international fixed income total return index consisting of 12 countries: Australia, Belgium, Canada, France, Germany, Japan, Netherlands, the United Kingdom, Italy, Spain, Denmark and Sweden. The constituent indices are fully invested. The Index is represented in U.S. dollars. Each component is converted into U.S. dollars and then aggregated. Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           High Yield Municipal Fund
--------------------------------------------------------------------------------

The Fund's performance was impacted by the fact that it was in its start-up phase and not fully invested. Because new issue supply was tight during the period and most of the performance in the high yield municipal market was through coupon return, the Fund underperformed its benchmark. During the quarter, we built the Fund's sector weights versus the benchmark, based on our macro view of the economy and how it will impact specific industries and holdings. Specifically, the Fund purchased a large percentage of new issues as they offer the best liquidity in the market. We overweighted BBB-rated issues as credit spread for BB and B credits remained tight. We underweighted resource recovery and transportation due to the lack of availability of attractive issues in these sectors. Looking ahead, we expect economic growth to moderate from its very strong levels. We also expect interest rates to remain range bound. As a result, we will continue to focus on sectors that we feel would be less adversely affected by slower growth and avoid sectors with exposure to extreme cyclical risk.

Jane McCart
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 12/31/98 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Municipal Non-Investment Grade Bond Index includes issues which have a maximum credit rating of BA1, are issued as part of a deal of at least $20 million; have an amount outstanding of at least $3 million; have a maturity of at least one year; and have been issued after December 31, 1990.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

   INVESTORS ARE REMINDED THAT, WHILE INVESTING GLOBALLY CAN BE REWARDING, INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS AND CONSIDERATIONS IN ADDITION TO THOSE INHERENT WITH INVESTING IN U.S. COMPANIES, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.


                                                                           -----
                                                                               9
                                                                           -----

--------------------------------------------------------------------------------
                          High Yield Fixed Income Fund
--------------------------------------------------------------------------------

With an inception date of December 31, 1998, the Fund outperformed its benchmark during its first quarter of operations. The Fund's performance was boosted by two major factors. First, the Fund's higher cash position, which resulted because we were in the process of building the Fund, cushioned the Fund somewhat from some of the declines experienced in February as interest rates moved higher. Second, the Fund's positions in certain sectors, such as telecommunications, gaming, food and home construction, were especially strong and helped to boost returns. During the quarter, the Fund emphasized industries that we believe will benefit from the favorable economic environment, as well as the positive market environment in the high yield fixed income markets. Specifically, we focused on new issues as they offered the best liquidity in the market. We also purchased some issues in the low investment grade area that offered a large incremental yield pick-up versus some of the spreads found in the high BB category. Looking ahead, we expect economic growth to moderate from its very strong levels. As such, we anticipate that interest rates will remain range bound. We will continue to focus on sectors that we feel will be less adversely affected by slower growth and avoid sectors with exposure to extreme cyclical risks.

Jane McCart
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 12/31/98 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. The Lehman Brothers High Yield Corporate Bond Index includes bonds rated Ba1 or lower by Moody's, or BB+ or lower by S&P. Some unrated bonds are included in the Index. To be eligible, the unrated bonds must have previously held a high-yield rating or have been associated with a high-yield issuer, and must trade accordingly. The bonds must be dollar-denominated, nonconvertible, have at least one year remaining to maturity, and an outstanding par value of at least $100 million. Pay-in-kind
(PIK) bonds, Euro-bonds, and debt issues from countries designated as emerging markets are excluded, but Yankee and global bonds (registered with the SEC) of issuers in non-EMG countries are included. Original issue zeroes and step-up coupon structures are also included. Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Income Equity Fund
--------------------------------------------------------------------------------

The watchword for fiscal 1999 was simple: Bigger is better. This can be seen by the returns for the S&P 500(R), representing large cap companies, 18.5%; the S&P MidCap 400 Index, 0.44%, and the Russell 2000 Index, representing small cap stocks, -16.2%. Since issuers of convertible securities tend to be medium and smaller companies, the convertible market as measured by the Fund's benchmark, gave a pretty good account of itself with a total return of 5.87%. High quality issues performed best, as a result of the scare thrown into markets by the Russian default last summer. Yield spreads for all but the highest grade issues widened to levels not seen in years. In addition, there was very little new issue activity in the second half, combined with ongoing retirement of existing supply. This tended to shrink the available pool of quality merchandise. While our benchmark is all investment grade, the Fund generally holds between 20% and 30% of its convertible issues with ratings below investment grade. Consequently, the Fund slightly underperformed its benchmark. The list of sectors that worked well in the second half consisted primarily of technology and telecommunications. We continued to be well represented in the latter, with exposure to cable companies high, and some in cellular. Our underweight in non-drug health care saved us from several disappointments, while our technology exposure was not sensitive enough to the underlying stocks. More recently, the broadening of market leadership, if continued, bodes well for a more diversified approach than the recent period, which rewarded concentration on Internet and technology issues.

Theodore T. Southworth
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. The Merrill Lynch Investment Grade Convertible Bond Index consists of all convertible bonds and preferreds (domestic and Euro), rated AAA to BBB3 with at least $2.5 million par value outstanding per issue. Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------



-----
10
-----

                                                    NORTHERN FUNDS Annual Report



--------------------------------------------------------------------------------
                                Stock Index Fund
--------------------------------------------------------------------------------

The Fund is designed to replicate the performance of the S&P 500(R) Index in an efficient, cost-effective manner. The Fund provided a return that closely matched that of the S&P 500(R). For the quarter ended March 31, 1999, large capitalization stocks, as represented by the S&P 500(R), returned 4.99% and continued to outperform small and midcap stocks, as represented by the Russell 2000 and the S&P MidCap 400 indicies, which returned -5.50% and -6.33%, respectively. There were five additions and deletions to the S&P 500(R) since January 1, 1999, all of which were accommodated in the Fund. During the next 12 months, we will continue to follow an indexing strategy designed to replicate, before expenses, the performance of the S&P 500(R).

Judy Yang
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 10/7/96 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each of the stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Growth Equity Fund
--------------------------------------------------------------------------------

For the fiscal year, the Fund outperformed the S&P 500(R). There were no major structural changes in the overall portfolio during the fiscal year, as we remained overweighted in those high-quality, large capitalization issues with a high degree of earnings consistency and visibility. This large capitalization bias was the primary reason the Fund was able to outpace the broad market in what proved to be a tough year for most actively managed portfolios. Also contributing to performance was our overweighting of certain economic sectors, namely technology, health care and retail. Our stock selection strategy continues to favor those companies with a proven track record of revenue and earnings growth. Additionally, we favor those companies with a high degree of earnings consistency and lower-than-average levels of debt on the balance sheet. Through the year, we reduced the risk profile of the Fund by scaling back some outsized positions and adding additional issues to the mix. Given the overall level of the equity market, we feel this is a prudent strategy at this juncture. For the current year, we are beginning to look at other areas of the marketplace as we continue to reduce many of the overweighted positions that have treated us so well in the past. The relative valuation level of many of our winners is stretched fairly dramatically, thereby skewing the risk/return relationship between continuing to overweight/hold many of these issues and beginning to look elsewhere.

John Zielinski
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each of the stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


  THE STOCK INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S, NOR DOES STANDARD & POOR'S GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE S&P 500(R) COMPOSITE STOCK INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, ANY PERSON OR ANY ENTITY FROM THE USE OF THE S&P 500(R) OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500(R) OR ANY DATA INCLUDED THEREIN.


                                                                           -----
                                                                              11
                                                                           -----

--------------------------------------------------------------------------------
                               Select Equity Fund
--------------------------------------------------------------------------------

The Fund's growth-orientation and bias toward large capitalization stocks benefited the Fund's performance and helped it to outpace its benchmark for the year. In particular, a low inflation environment, the aggressive easing of monetary policy by the Federal Reserve Board and the subsequent stock market rally helped to push growth stock prices higher. During the year, we increased the number of holdings in the Fund when we sensed an increase in stock-specific risk. Our analysis continues to identify a number of attractive issues in the retail sector, where strong earnings growth is being driven by strong consumer spending, and in the technology sectors, where strong earnings trends are being driven by new products. We also reduced our weighting in health care stocks when we perceived weakness in that sector. We believe that superior long-term investment results may be obtained by owning stocks of quality companies with strong earnings growth. We expect the market to continue to advance with setbacks along the way. As a result, we continue to focus on growth stocks which are performing well. Going forward, we will monitor our holdings, adjusting the Fund as new areas of the market begin to provide more attractive opportunities for investment.

Robert Streed
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/6/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each of the stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Mid Cap Growth Fund
--------------------------------------------------------------------------------

The Fund had an outstanding first year, substantially outperforming its benchmark for fiscal 1999. The Fund's overweighting in the technology and health care sectors, and its emphasis on stocks in the upper portion of the mid-capitalization range helped boost returns amid generally sluggish price appreciation in the mid cap stock universe overall. Looking ahead, factors which will most influence the Fund's returns will be the relative performance of various economic sectors and the performance of medium-sized stocks relative to those of larger companies. As a result, the Fund remains alert to sector rotation opportunities and continues to believe that an emphasis on strong revenue and earnings growth is key to superior investment performance on a long-term basis. During fiscal 1999, the Fund lagged well-managed large capitalization funds. During fiscal 2000, the Fund may move down the capitalization size spectrum when and if evidence of increasing investor interest is manifested.

Ted Breckel
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 3/31/98 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Standard & Poor's MidCap 400 Stock Index is a market-weighted index composed of 400 common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The purpose of the S&P MidCap 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities markets. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P MidCap 400 Index. Except for a limited number of Canadian securities, the S&P MidCap 400 Index does not include foreign securities. As of June 1, 1998, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $328 million and $17.5 billion.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


-----
12
-----

                                                    NORTHERN FUNDS Annual Report



--------------------------------------------------------------------------------
                                 Small Cap Fund
--------------------------------------------------------------------------------

The Fund's value orientation was the primary factor in its underperformance relative to its benchmark, the Russell 2000 Index. The Fund's small cap bias, relative to its benchmark, also had a negative effect on performance. We employed quantitative methodologies to identify undervalued small cap stocks for the Fund. Going forward, we will continue the quantitative approach, taking risk only in the areas we feel we can provide "value-added" and neutralizing all other portfolio risk factors relative to the benchmark.

Susan French
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Russell 2000 Index is an index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry to accurately capture the universe of small-cap stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        International Growth Equity Fund
--------------------------------------------------------------------------------

The Fund outperformed its benchmark primarily due to its overweighting in Europe. Their falling interest rates, leading up to the European Monetary Union
(EMU), helped to fuel the economy and earnings environment overall. The Fund's underweighting in Japan and Asia relative to its benchmark also helped performance during the year. While foreign markets overall lagged the U.S., individual markets provided adequate absolute returns. During the period, we emphasized quality growth areas such as telecom, financials and pharmaceutical stocks, particularly in Europe, which benefited from the positive economic environment and the larger degree of restructuring that took place in these sectors. We believe the unprecedented amount of restructuring announced by Japanese companies will allow Japan to also restructure its economy. This, in turn, could eventually lead to a sustained economic recovery. We have increased our weighting in Japan in order to capitalize on this potential.

Robert LaFleur
Portfolio Manager


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Morgan Stanley EAFE Index is a market capitalization-weighted equity index comprising 21 of the 48 countries in the Morgan Stanley universe and representing the developed stock markets outside of North America. Each Morgan Stanley country index is created separately, then aggregated, without change, into regional Morgan Stanley indices. EAFE performance data is calculated in U.S. dollars and in local currency.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


   INVESTORS ARE REMINDED THAT, WHILE INVESTING GLOBALLY CAN BE REWARDING, INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS AND CONSIDERATIONS IN ADDITION TO THOSE INHERENT WITH INVESTING IN U.S. COMPANIES, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.


                                                                           -----
                                                                              13
                                                                           -----

--------------------------------------------------------------------------------
                        International Select Equity Fund
--------------------------------------------------------------------------------

The Fund performed well in fiscal 1999, outperforming its benchmark for the year. The largest factor contributing to the Fund's results was its significant underweighting in emerging markets, where the continuing financial crisis dampened the economic outlook for the region. While foreign markets overall lagged the U.S., individual markets provided adequate absolute returns. During the period, we emphasized the stocks of companies with an above-average profile of earnings relative to their local market. We have already seen signs of improvement in the emerging market economies. Looking ahead, we believe the long-term outlook for a sustained Japanese recovery is on the horizon. As a result, the Fund has increased its exposure to Japan and emerging markets.

Robert LaFleur
Svein Backer
Portfolio Managers


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/5/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Morgan Stanley EAFE plus Emerging Markets Free Index is composed of companies representative of the market structure of 21 developed European and Pacific Basin countries and 26 emerging market countries. The Index represents stock market trends by representing the evolution of an unmanaged portfolio comprising a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Technology Fund
--------------------------------------------------------------------------------

Driven by investor demand and strong sales and earnings growth, technology stocks maintained their market leadership through fiscal 1999. The Fund's performance was boosted by its focus on market leaders, a segment of the market which performed especially well during the year. In particular, the Fund benefited from the expansion of its commitment to the Internet sector, the shift in its exposure within the semiconductor sector toward companies that supply communications end markets, and the reduction in its enterprise software holdings.

Having performed so well over the past several years, the technology sector could come under profit-taking pressure due to fears of slowing growth or the decision by investors to shift to other areas of the market in search of new leadership. We believe, however, that the continuing rapid pace of development within the technology industry (e.g., internet applications and wireless communications) will lead to further gains among this group of stocks.

John Leo
George Gilbert
Portfolio Managers


                                   [ CHART ]

This chart assumes an initial gross investment of $10,000 made on 4/1/96 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors: computer services, design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems, and semi-conductors.

The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each of the stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------


   INVESTORS ARE REMINDED THAT, WHILE INVESTING GLOBALLY CAN BE REWARDING, INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS AND CONSIDERATIONS IN ADDITION TO THOSE INHERENT WITH INVESTING IN U.S. COMPANIES, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.


-----
14
-----

                                                    NORTHERN FUNDS Annual Report


STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 1999

MONEY MARKET FUNDS


                                                                                        U.S.
                                                                            U.S.       GOV'T.                   CALIFORNIA
                                                                           GOV'T.      SELECT     MUNICIPAL      MUNICIPAL
                                                              MONEY         MONEY       MONEY       MONEY          MONEY
                                                             MARKET        MARKET      MARKET      MARKET          MARKET
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA                   FUND          FUND        FUND        FUND            FUND
-------------------------------------------               ----------     --------     --------   ----------      ----------
 ASSETS:
   Investments, at amortized cost                         $4,527,125     $460,094     $420,117   $2,321,774      $357,366
   Repurchase agreements, at cost which
   approximates market value                                 335,214       48,564           --           --            --
   Cash                                                          556            1           18       20,500            11
   Income receivable                                          15,743          761          802       14,887         3,130
   Receivable for fund shares sold                            32,480        4,565          951       34,071        17,357
   Receivable for securities sold                             45,736           --           --        2,675           100
   Receivable from Adviser                                        31            6            6           17             3
   Prepaid and other assets                                      113           27           21           68            12
---------------------------------------------------------------------------------------------------------------------------
         Total Assets                                      4,956,998      514,018      421,915    2,393,992       377,979
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                          18,322        1,818        1,653        4,769           691
   Payable for fund shares redeemed                           18,894        4,120        3,632           --        14,150
   Payable for securities purchased                           32,480       38,089           --        4,600            --
   Accrued administration fees                                   390           47           34          200            26
   Accrued investment advisory fees                              317           32           28          151            23
   Accrued transfer agent fees                                    79            8            7           38             6
   Accrued custody and accounting fees                            30            7            9           25             6
   Accrued registration fees and other liabilities               388           31           25          179            27
---------------------------------------------------------------------------------------------------------------------------
         Total Liabilities                                    70,900       44,152        5,388        9,962        14,929
---------------------------------------------------------------------------------------------------------------------------
   NET ASSETS                                             $4,886,098     $469,866     $416,527   $2,384,030      $363,050
===========================================================================================================================
ANALYSIS OF NET ASSETS:
   Capital stock                                          $4,885,938     $469,826     $416,503   $2,383,595      $362,999
   Accumulated undistributed net investment income               124           33           21          207            20
   Accumulated undistributed net realized gains                   36            7            3          228            31
---------------------------------------------------------------------------------------------------------------------------
   Net Assets                                             $4,886,098     $469,866     $416,527   $2,384,030      $363,050
===========================================================================================================================
SHARES OUTSTANDING ($.0001 PAR VALUE,
UNLIMITED AUTHORIZATION)                                   4,886,058      469,858      416,523    2,383,732       363,018

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE       $1.00        $1.00        $1.00        $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------



See Notes to the Financial Statements.

                                                                           -----
                                                                              15
                                                                           -----

STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 1999

MONEY MARKET FUNDS


                                                                                     U.S.
                                                                          U.S.       GOV'T.                    CALIFORNIA
                                                                         GOV'T.      SELECT       MUNICIPAL     MUNICIPAL
                                                           MONEY         MONEY       MONEY          MONEY         MONEY
                                                           MARKET        MARKET      MARKET         MARKET        MARKET
AMOUNTS IN THOUSANDS                                        FUND          FUND        FUND           FUND          FUND
---------------------------------------------------       --------      --------     --------     ---------      --------
 INVESTMENT INCOME:
   Interest income                                        $209,486       $23,237      $19,138      $70,479        $8,826
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees                                 23,024         2,596        2,176       12,244         1,637
   Administration fees                                       5,756           649          544        3,061           409
   Transfer agent fees                                       3,837           433          363        2,041           273
   Custody and accounting fees                                 844           137          111          479           100
   Registration fees                                           458            37           53          146            10
   Professional fees                                            82            25           24           53            22
   Trustees' fees and expenses                                  64            10            9           37             7
   Amortization of organization costs                           27            10            6           31             6
   Other                                                       192            55           19          115            18
--------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                           34,284         3,952        3,305       18,207         2,482
      Less voluntary waivers of:
         Investment advisory fees                           (7,674)         (865)        (725)      (4,081)         (546)
         Administration fees                                (3,308)         (355)        (318)      (1,721)         (232)
      Less reimbursement of expenses by Adviser             (2,196)         (353)        (268)      (1,181)         (203)
--------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                          21,106         2,379        1,994       11,224         1,501
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                      188,380        20,858       17,144       59,255         7,325
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAINS:
   Investments                                                  33             3            3          228            32
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $188,413       $20,861      $17,147      $59,483        $7,357
==========================================================================================================================


See Notes to the Financial Statements.

-----
16
-----

                                                    NORTHERN FUNDS Annual Report


STATEMENTS OF CHANGES IN NET ASSETS

MONEY MARKET FUNDS


                                                                                   U.S. GOVERNMENT
                                                    MONEY MARKET                     MONEY MARKET
                                                        FUND                             FUND
                                             ----------------------------    ----------------------------
                                                  YEAR            YEAR           YEAR            YEAR
                                                 ENDED           ENDED           ENDED          ENDED
                                                MAR. 31,        MAR. 31,        MAR. 31,       MAR. 31,
AMOUNTS IN THOUSANDS                              1999           1998            1999            1998
--------------------                         ----------------------------    ----------------------------
OPERATIONS:
   Net investment income                     $    188,380    $    123,232    $     20,858    $     17,384
   Net realized gains on investments                   33               3               3               4
---------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting
         from Operations                          188,413         123,235          20,861          17,388
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold                                 14,249,027      11,527,035       2,260,589       1,747,441
   Shares from reinvestment of dividends           31,770          15,289           4,881           3,063
   Shares redeemed                            (12,690,762)     (9,853,484)     (2,212,649)     (1,647,725
---------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting
         from Capital Share Transactions        1,590,035       1,688,840          52,821         102,779
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
   From net investment income                    (188,380)       (123,232)        (20,858)        (17,384)
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                    1,590,068       1,688,843          52,824         102,783

NET ASSETS:
   Beginning of year                            3,296,030       1,607,187         417,042         314,259
---------------------------------------------------------------------------------------------------------
   End of year                               $  4,886,098    $  3,296,030    $    469,866    $    417,042
=========================================================================================================
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME                             $124            $101             $33             $27
=========================================================================================================





See Notes to the Financial Statements.


                                                                           -----
                                                                              17
                                                                           -----

MONEY MARKET FUNDS


                                                     U.S. GOVERNMENT                                              CALIFORNIA
                                                          SELECT                     MUNICIPAL                     MUNICIPAL
                                                      MONEY MARKET                 MONEY MARKET                   MONEY MARKET
                                                          FUND                         FUND                           FUND
                                                --------------------------    --------------------------    ------------------------
                                                   YEAR          YEAR           YEAR            YEAR         YEAR           YEAR
                                                  ENDED          ENDED          ENDED           ENDED        ENDED          ENDED
                                                 MAR. 31,       MAR. 31,       MAR. 31,        MAR. 31,     MAR. 31,       MAR. 31,
AMOUNTS IN THOUSANDS                               1999           1998           1999           1998         1999           1998
--------------------                            --------------------------    --------------------------    ------------------------
OPERATIONS:
   Net investment income                        $    17,144   $   11,165    $    59,255    $    48,537    $     7,325   $     6,740
   Net realized gains (losses) on investments             3            1            228            255             32            (1)
-----------------------------------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting
         from Operations                             17,147       11,166         59,483         48,792          7,357         6,739
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold                                    1,670,254    1,006,456      9,069,717      7,708,423      1,609,467     1,249,341
   Shares from reinvestment of dividends              5,089        3,723          9,443          5,789          1,945         1,007
   Shares redeemed                               (1,565,244)    (871,883)    (8,509,555)    (7,320,165)    (1,473,237)   (1,226,493)
-----------------------------------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting
         from Capital Share Transactions            110,099      138,296        569,605        394,047        138,175        23,855
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
   From net investment income                       (17,144)     (11,165)       (59,255)       (48,537)        (7,325)       (6,740)
   From net realized gains                             --           --             (146)          --             --            --
-----------------------------------------------------------------------------------------------------------------------------------
         Total Distributions Paid                   (17,144)     (11,165)       (59,401)       (48,537)        (7,325)       (6,740)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                        110,102      138,297        569,687        394,302        138,207        23,854

NET ASSETS:
   Beginning of year                                306,425      168,128      1,814,343      1,420,041        224,843       200,989
-----------------------------------------------------------------------------------------------------------------------------------
   End of year                                  $   416,527   $  306,425    $ 2,384,030    $ 1,814,343    $   363,050   $   224,843
===================================================================================================================================
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME                        $        21   $       14    $       207    $       180    $        20   $        13
===================================================================================================================================


See Notes to the Financial Statements.


-----
18
-----

                                                    NORTHERN FUNDS Annual Report

FINANCIAL HIGHLIGHTS

MONEY MARKET FUNDS


                                                                              MONEY MARKET FUND
                                           ----------------------------------------------------------------------------------------
                                                 YEAR            YEAR             YEAR               YEAR                YEAR
                                                 ENDED           ENDED            ENDED              ENDED               ENDED
                                                MAR. 31,        MAR. 31,         MAR. 31,           MAR. 31,           MAR. 31,
                                                 1999             1998             1997               1996              1995(1)
-------------------------                  ----------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                 $1.00             $1.00             $1.00             $1.00             $1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.05              0.05              0.05              0.05              0.04
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.05)            (0.05)            (0.05)            (0.05)            (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       $1.00             $1.00             $1.00             $1.00             $1.00
===================================================================================================================================
TOTAL RETURN(2)                                     5.04%             5.31%             5.05%             5.57%             4.55%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year      $4,886,098        $3,296,030        $1,607,187        $1,061,813          $894,279
   Ratio to average net assets of(3):
      Expenses, net of waivers and
         reimbursements                             0.55%             0.55%             0.55%             0.49%             0.45%
      Expenses, before waivers and
         reimbursements                             0.89%             0.90%             0.90%             0.91%             0.96%
      Net investment income, net of
         waivers and reimbursements                 4.91%             5.19%             4.94%             5.42%             4.94%
      Net investment income, before
         waivers and reimbursements                 4.57%             4.84%             4.59%             5.00%             4.43%
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the period April 11, 1994 (commencement of operations) through March 31, 1995.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(3)  Annualized for periods less than a full year.




See Notes to the Financial Statements.



                                                                           -----
                                                                              19
                                                                           -----

MONEY MARKET FUNDS


                                                                       U.S. GOVERNMENT MONEY MARKET FUND
                                           ----------------------------------------------------------------------------------------
                                                  YEAR            YEAR          YEAR           YEAR           YEAR
                                                 ENDED           ENDED         ENDED          ENDED          ENDED
                                                MAR. 31,        MAR. 31,      MAR. 31,       MAR. 31,       MAR. 31,
                                                  1999            1998          1997           1996          1995(1)
-----------------------                    ----------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR               $1.00           $1.00           $1.00           $1.00           $1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                          0.05            0.05            0.05            0.05            0.04
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                    (0.05)          (0.05)          (0.05)          (0.05)          (0.04)
-----------------------------------------------------------------------------------------------------------------------------------

      Total Distributions Paid                   (0.05)          (0.05)          (0.05)          (0.05)          (0.04)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                     $1.00           $1.00           $1.00           $1.00           $1.00
===================================================================================================================================

TOTAL RETURN(3)                                   4.94%           5.22%           4.93%           5.46%           4.47%

SUPPLEMENTAL DATA AND RATIOS:

   Net assets, in thousands, end of year      $469,866        $417,042        $314,259        $207,105        $227,543
   Ratio to average net assets of(4):
      Expenses, net of waivers and
         reimbursements                           0.55%           0.55%           0.55%           0.49%           0.45%
      Expenses, before waivers and
         reimbursements                           0.91%           0.93%           0.96%           0.94%           1.01%
      Net investment income, net of
         waivers and reimbursements               4.82%           5.10%           4.82%           5.33%           4.93%
      Net investment income, before
         waivers and reimbursements               4.46%           4.72%           4.41%           4.88%           4.37%
-----------------------------------------------------------------------------------------------------------------------------------


(1) For the period April 11, 1994 (commencement of operations) through March 31, 1995.

(2) For the period December 12, 1994 (commencement of operations) through March 31, 1995.

(3) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(4)  Annualized for periods less than a full year.



See Notes to the Financial Statements.


-----
20
-----

                                                    NORTHERN FUNDS Annual Report


                       U.S. GOVERNMENT
                            SELECT                                                         MUNICIPAL
                         MONEY MARKET                                                    MONEY MARKET
                            FUND                                                             FUND
---------------------------------------------------------  ------------------------------------------------------------------------
 YEAR          YEAR        YEAR         YEAR      YEAR        YEAR         YEAR             YEAR            YEAR         YEAR
 ENDED         ENDED       ENDED       ENDED      ENDED      ENDED        ENDED             ENDED           ENDED        ENDED
MAR. 31,      MAR. 31,    MAR. 31,    MAR. 31,   MAR. 31,    MAR. 31,     MAR. 31,         MAR. 31,        MAR. 31,     MAR. 31,
 1999          1998        1997        1996       1995(2)     1999          1998             1997            1996        1995(1)
--------------------------------------------------------  -------------------------------------------------------------------------
$   1.00     $   1.00    $   1.00    $  1.00    $  1.00   $     1.00     $      1.00     $     1.00     $     1.00     $    1.00

    0.05         0.05        0.05       0.05       0.02         0.03            0.03           0.03           0.03          0.03
-----------------------------------------------------------------------------------------------------------------------------------

   (0.05)       (0.05)      (0.05)     (0.05)     (0.02)       (0.03)          (0.03)         (0.03)         (0.03)        (0.03)
-----------------------------------------------------------------------------------------------------------------------------------

   (0.05)       (0.05)      (0.05)     (0.05)     (0.02)       (0.03)          (0.03)         (0.03)         (0.03)        (0.03)
-----------------------------------------------------------------------------------------------------------------------------------

$   1.00     $   1.00    $   1.00    $  1.00    $  1.00   $     1.00     $      1.00     $     1.00     $     1.00     $    1.00
===================================================================================================================================

    4.87%        5.24%       5.07%      5.55%      1.75%        2.98%           3.27%          3.14%          3.54%         2.90%
$416,527     $306,425    $168,128    $85,400    $82,162   $2,384,030     $ 1,814,343     $1,420,041     $1,102,789     $ 927,747


    0.55%        0.46%       0.40%      0.33%      0.30%        0.55%           0.55%          0.55%          0.49%         0.45%

    0.91%        0.93%       0.97%      1.00%      1.32%        0.89%           0.89%          0.90%          0.91%         0.95%

    4.73%        5.13%       4.95%      5.43%      5.84%        2.90%           3.20%          3.08%          3.46%         3.10%

    4.37%        4.66%       4.38%      4.76%      4.82%        2.56%           2.86%          2.73%          3.04%         2.60%
---------------------------------------------------------------------------------------------------------------------------------








                                                                           -----
                                                                              21
                                                                           -----

MONEY MARKET FUNDS


                                                                                      CALIFORNIA
                                                                                      MUNICIPAL
                                                                                     MONEY MARKET
                                                                                         FUND
                                                   --------------------------------------------------------------------------------
                                                         YEAR           YEAR          YEAR            YEAR             YEAR
                                                         ENDED          ENDED         ENDED           ENDED            ENDED
                                                        MAR. 31,       MAR. 31,      MAR. 31,        MAR. 31,         MAR. 31,
                                                         1999           1998           1997           1996            1995(1)
-----------------------                            --------------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR                       $1.00           $1.00           $1.00           $1.00           $1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.03            0.03            0.03            0.04            0.01
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.03)          (0.03)          (0.03)          (0.04)          (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00           $1.00           $1.00           $1.00           $1.00
===================================================================================================================================
TOTAL RETURN(2)                                           2.75%           3.20%           3.19%           3.63%           1.27%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year              $363,050        $224,843        $200,989        $165,087        $161,316
   Ratio to average net assets of(3):
      Expenses, net of waivers and
         reimbursements                                   0.55%           0.49%           0.45%           0.39%           0.35%
      Expenses, before waivers and
         reimbursements                                   0.91%           0.94%           0.94%           0.94%           1.07%
      Net investment income, net of
         waivers and reimbursements                       2.68%           3.14%           3.13%           3.55%           3.78%
      Net investment income, before
         waivers and reimbursements                       2.32%           2.69%           2.64%           3.00%           3.06%
-----------------------------------------------------------------------------------------------------------------------------------


(1) For the period November 29, 1994 (commencement of operations) through March 31, 1995.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(3)  Annualized for periods less than a full year.

See Notes to the Financial Statements.


-----
22
-----

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1999

MONEY MARKET FUND

PRINCIPAL                                                          PRINCIPAL
AMOUNT                                                  VALUE      AMOUNT                                                 VALUE
(000s)                                                  (000s)     (000s)                                                 (000s)
------------------------------------------------------------------------------------------------------------------------------------
             CERTIFICATES OF DEPOSIT - 7.4%                                         AUTO MANUFACTURERS - 5.7% (CONT'D.)
                                                                                    FORD MOTOR CREDIT LTD., CANADA
             DOMESTIC CERTIFICATES OF DEPOSIT - 1.2%                 $24,000          5.01%, 6/7/99                       $  23,782
  $40,000    Bankers Trust Co.,                                       50,000          5.00%, 6/15/99                         49,493
             5.75%, 7/1/99                            $ 39,996                      General Motors Acceptance Corp.
   20,000    Huntington National Bank, Columbus,                      10,000          5.04%, 5/17/99                          9,934
             5.01%, 2/8/00                              19,998        10,000          5.04%, 5/19/99                          9,937
                                                      --------        15,000          5.11%, 6/8/99                          14,859
                                                        59,994        14,000          5.08%, 6/10/99                         13,865
                                                      --------        10,000          5.01%, 6/16/99                          9,897
                                                                      12,000          4.95%, 7/21/99                         11,821
             FOREIGN CERTIFICATES OF DEPOSIT - 6.2%                   20,000          4.99%, 8/17/99                         19,625
   50,000    Bank of Nova Scotia, New York Branch,
             5.20%, 2/25/00                             49,983
   25,000    Banque Nationale de Paris, Chicago                                     Syndicated Loan Funding Trust(1)
             Branch, 5.23%, 2/25/00                     24,993        50,000          5.09%, 4/15/99                         50,000
   20,000    Banque Nationale de Paris, New York                      35,000          5.19%, 4/15/99                         35,000
             Branch, 5.80%, 4/23/99                     19,999                                                             -------
   12,500    Banque Nationale de Paris, San Francisco                                                                       277,770
             Branch, 4.95%, 12/14/99                    12,499                                                              -------
   21,000    Canadian Imperial Bank of Commerce,
             New York Branch, 5.85%, 4/28/99            20,999                      BANKS - 1.4%
   50,000    Commerzbank, New York Branch,                            14,000        KeyCorp, Inc.,
             5.08%, 2/8/00                              49,990                      5.04%, 6/18/99                           13,851
   50,000    Royal Bank of Canada, New York                                         Morgan (J.P.) & Co., Inc.
             Branch, 5.25%, 2/28/00                     49,983        10,000          4.86%, 5/20/99                          9,935
             Societe Generale, New York Branch                         6,110          5.01%, 6/11/99                          6,051
   20,000      5.81%, 4/19/99                           19,999        40,000          4.87%, 7/26/99                         39,388
   35,000      5.26%, 2/28/00                           34,988                                                               ------
   19,500    Swiss Bank,                                                                                                     69,225
             5.01%, 5/7/99                              19,512                                                               ------
                                                       -------
                                                       302,945                      BEVERAGES - 2.0%
                                                       -------                      Coca Cola Enterprises
                                                                      60,950          5.14%, 4/13/99                         60,847
                                                                       2,800          4.93%, 4/27/99                          2,790
                                                                      13,000          4.91%, 5/6/99                          12,939
                                                                      16,000          4.92%, 5/13/99                         15,909
                                                                       1,998          4.93%, 5/14/99                          1,986
             Total Certificates of Deposit                             3,500          4.94%, 7/13/99                          3,451
             (cost $362,939)                           362,939                                                               ------
                                                       -------                                                               97,922
                                                                                                                             ------

             COMMERCIAL PAPER - 59.2%

             AGRICULTURE - 0.2%                                                     COLLATERALIZED LOAN OBLIGATIONS - 0.7%
   10,000    Cargill, Inc.,                                           15,000        Centric Capital Corp.,
             4.92%, 4/23/99                              9,970                      4.88%, 4/8/99                            14,986
                                                       -------                      Triangle Funding, MBS,
                                                                      20,000        5.07%, 10/15/99(1)                       20,000
                                                                                                                             ------
             AUTO MANUFACTURERS - 5.7%                                                                                       34,986
    4,600    AESOP Funding Corp.,                                                                                            ------
             4.92%, 4/9/99                               4,595
   25,000    Chrysler Financial Corp.,
             5.03%, 4/12/99                             24,962                      Electrical Services -  0.1%
                                                                       6,224        CSW Credit, Inc.,
                                                                                    4.90%, 4/28/99                            6,201
                                                                                                                             ------


See Notes to the Financial Statements.


                                                                           -----
                                                                              23
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                          PRINCIPAL
AMOUNT                                                  VALUE      AMOUNT                                                 VALUE
(000s)                                                  (000s)     (000s)                                                 (000s)
------------------------------------------------------------------------------------------------------------------------------------
               ELECTRONICS & OTHER ELECTRICAL                                       MACHINES & COMPUTER EQUIPMENT - 0.4%
               COMPONENTS - 5.4%                                     $22,000        BTR Finance, Inc.,
  $  48,000    Johnson Controls, Inc.,                                              5.00%, 8/20/99                    $  21,580
               5.20%, 4/1/99                          $  48,000                                                       ---------
        526    GE Engine Receivables 1995-1 Trust,
               4.93%, 4/7/99                                526                     MANUFACTURING INDUSTRIES - 0.9%
               General Electric Capital Corp.                                       Hanson Finance (U.K.) PLC
    100,000      5.08%, 4/1/99                          100,000        7,900          4.94%, 4/14/99                      7,886
     40,000      5.05%, 5/11/99                          39,780       38,000          4.98%, 4/16/99                     37,922
     74,000      5.02%, 6/16/99                          73,236                                                       ---------
                                                      ---------                                                          45,808
                                                        261,542                                                       ---------
                                                      ---------
                                                                                    MULTI-SELLER CONDUITS - 7.3%
               FOOD - 0.2%                                            25,000        Apreco, Inc.,
     10,000    Diageo PLC,                                                          4.92%, 4/27/99                       24,912
               4.94%, 6/15/99                            10,035       23,500        Asset Securitization Cooperative,
                                                      ---------                     5.17%, 4/15/99                       23,454
                                                                                    Barton Capital Corp.
               FOREIGN DEPOSITORY INSTITUTIONS - 6.0%                  1,365          4.93%, 5/6/99                       1,359
     35,000    Bank of Scotland,                                      15,000          4.95%, 8/4/99                      14,748
               4.99%, 6/3/99                             34,702                     Concord Minutemen Capital Co.
     50,000    Central Hispano N.A. Capital,                          47,847          4.90%, 4/9/99                      47,795
               5.00%, 6/11/99                            49,519       25,000          5.00%, 8/20/99                     24,522
     35,000    Credit Communal de Belgique,                           75,000        Edison Asset Securitization,
               4.87%, 7/21/99                            34,487                     5.24%, 4/12/99                       74,882
     20,000    Nordbanken N.A., Inc.,                                 25,000        International Securitization Corp.,
               4.97%, 9/30/99                            19,510                     5.14%, 4/26/99                       24,913
     45,000    San Paolo U.S. Financial Co.,                                        Kitty Hawk Funding Corp.
               4.98%, 6/4/99                             44,611        9,429          4.93%, 6/3/99                       9,348
               Spintab AB/Swedmortgage                                37,500          4.93%, 6/8/99                      37,154
     28,200      5.05%, 6/8/99                           27,938       10,000        Ness LLC,
     60,000      5.00%, 9/16/99                          58,636                     4.96%, 6/24/99                        9,886
     22,000    Swedbank, Inc.,                                         8,500        Pooled Account Receivables Corp.,
               4.96%, 7/8/99                             21,708                     4.90%, 4/13/99                        8,486
                                                      ---------       14,500        Silver Tower U.S. Funding,
                                                        291,111                     5.15%, 5/18/99                       14,405
                                                      ---------       36,668        Variable Funding Capital Corp.,
                                                                                    5.15%, 4/1/99                        36,668
               INSURANCE - 3.9%                                        1,421        Windmill Funding Corp.,
               Aetna Service Co.                                                    4.93%, 5/5/99                         1,414
     32,500      4.97%, 4/23/99                          32,402                                                       ---------
     17,500      4.98%, 4/28/99                          17,435                                                         353,946
     22,400    Commoloco, Inc.,                                                                                       ---------
               5.00%, 9/3/99                             21,935
     52,000    SAFECO Corp.,                                                        NON-DEPOSITORY CREDIT INSTITUTIONS - 3.1%
               5.13%, 4/13/99                            51,913       35,000        Countrywide Home Loans,
               SAFECO Credit Corp.                                                  4.93%, 4/13/99                       34,943
     25,000      5.19%, 4/13/99                          24,958        5,600        FBA Properties, Inc.,
     20,000      4.89%, 4/27/99                          19,930                     4.99%, 4/15/99                        5,589
     22,500      5.13%, 5/19/99                          22,349
                                                      ---------
                                                        190,922
                                                      ---------

See Notes to the Financial Statements.


-----
24
-----

                                                    NORTHERN FUNDS Annual Report
SCHEDULES OF INVESTMENTS MARCH 31, 1999

MONEY MARKET FUND (Continued)

PRINCIPAL                                                          PRINCIPAL
AMOUNT                                               VALUE         AMOUNT                                                 VALUE
(000s)                                               (000s)        (000s)                                                 (000s)
------------------------------------------------------------------------------------------------------------------------------------
               NON-DEPOSITORY CREDIT                                            SECURITIES ARBITRAGE - 8.6% (CONT'D.)
               INSTITUTIONS - 3.1% (CONT'D.)                         $62,500    Grayhawk Funding,
               Finova Capital Corp.                                             4.90%, 5/26/99                          $  62,036
   $  3,000      4.95%, 4/20/99                 $    2,992            37,000    Intrepid Funding,
     15,000      4.92%, 4/30/99                     14,941                      5.13%, 6/3/99                              36,675
     50,000      4.94%, 5/21/99                     49,663            11,500    Intrepid Funding, Grand Cayman,
     10,000      4.91%, 5/28/99                      9,924                      5.00%, 4/22/99                             11,467
     12,500      4.92%, 6/4/99                      12,392                      K2 USA LLC
     10,000      4.98%, 7/9/99                       9,856             3,800      4.89%, 4/15/99                            3,793
     10,000      4.98%, 7/16/99                      9,865             5,000      4.99%, 7/15/99                            4,929
                                                ----------             9,500      5.02%, 9/17/99                            9,282
                                                   150,165            10,000      4.99%, 10/15/99                           9,734
                                                ----------            50,000    MPF Ltd.,
                                                                                4.96%, 6/28/99                             49,401
               NON-DEPOSITORY PERSONAL CREDIT                                   SALTS (III) Cayman Islands Corp.
               INSTITUTIONS - 6.6%                                    26,000      5.50%, 6/12/99                           26,000
     14,000    Associates Corp. of North America,                     10,000      5.44%, 6/18/99                           10,000
               Canada, 5.28%, 4/6/99                13,990            25,000      5.32%, 7/23/99                           25,000
               Heller Financial Corp.                                                                                   ---------
     20,000      4.99%, 6/24/99                     19,770                                                                418,458
     24,000      5.01%, 6/28/99                     23,710                                                              ---------
               Household Finance Corp., Canada
     25,000      4.94%, 4/22/99                     24,929                      SINGLE-SELLER CONDUITS - 2.9%
     10,000      4.95%, 5/26/99                      9,926                      Atlantis One Funding Corp.
               Sigma Finance                                          22,692      4.94%, 6/16/99                           22,458
      5,000      4.90%, 5/17/99                      4,969            33,500      4.97%, 8/24/99                           32,843
     51,100      4.91%, 5/18/99                     50,776            57,000      4.97%, 8/25/99                           55,874
     37,750      4.90%, 8/4/99                      37,123            30,138    CPI Funding,
     10,500      4.92%, 8/6/99                      10,322                      5.06%, 4/26/99                             30,035
     23,000      4.95%, 8/6/99                      22,608                                                              ---------
     44,750      4.99%, 8/19/99                     43,902                                                                141,210
     50,000      4.99%, 8/20/99                     49,046                                                              ---------
     12,000      4.99%, 9/27/99                     11,710
                                                ----------                      TELEPHONE - 3.8%
                                                   322,781            10,000    Cincinnati Bell, Inc.,
                                                ----------                      4.96%, 4/5/99                               9,995
                                                                                GTE Corp.
               SECURITIES ARBITRAGE - 8.6%                            14,000      4.93%, 4/1/99                            14,000
               ABC Funding                                            45,500      4.93%, 4/8/99                            44,922
     22,200      4.90%, 5/4/99                      22,103             5,000      4.93%, 4/9/99                             4,995
      5,100      4.97%, 8/11/99                      5,009            25,000      4.93%, 4/19/99                           24,930
     21,000      4.98%, 8/16/99                     20,610            21,500      4.92%, 4/20/99                           21,979
     22,000      4.98%, 9/22/99                     21,483            16,000      4.92%, 4/23/99                           15,961
      5,150      5.00%, 9/22/99                      5,029            20,100      4.93%, 4/27/99                           20,029
     37,500    Centauri Corp.,                                        10,500      4.92%, 4/28/99                           10,461
               5.01%, 9/13/99                       36,661            17,000      4.92%, 4/30/99                           16,933
     11,790    Conduit Asset Backed Security,                                                                           ---------
               4.96%, 6/22/99                       11,658                                                                184,205
               Giro Funding Corp.                                                                                       ---------
     35,000      4.89%, 4/5/99                      34,981
     12,654      4.92%, 4/28/99                     12,607                      Total Commercial Paper
                                                                                (cost $2,887,837)                       2,887,837
                                                                                                                        ---------


See Notes to the Financial Statements.


                                                                           -----
                                                                              25
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                          PRINCIPAL
AMOUNT                                                    VALUE    AMOUNT                                                    VALUE
(000s)                                                    (000s)   (000s)                                                    (000s)
------------------------------------------------------------------------------------------------------------------------------------

            CORPORATE BONDS - 6.8%                                             EURODOLLAR TIME
                                                                               DEPOSITS - 9.2% (CONT'D.)
$  2,000    Abbey National PLC MTN,
            5.02%, 7/27/99                            $    2,004   $112,000    Credit Suisse First Boston, Grand Cayman,
   1,000    American Express Centurion Bank FRN,                               5.125%, 4/1/99                              $112,000
            5.04%, 4/12/99                                 1,000    130,000    Firstar Bank, Grand Cayman,
  50,000    Associates First Capital Corp. FRN,                                5.19%, 4/1/99                                130,000
            5.00%, 4/5/99                                 50,000                                                           --------
  25,000    Bear Stearns Cos., Inc., FRN,
            5.26%, 4/6/99                                 25,001               Total Eurodollar Time Deposits
  10,000    Beneficial Corp. FRN,                                              (cost $452,000)                              452,000
            5.07%, 6/23/99                                10,001                                                           --------
   5,000    Chrysler Financial Corp.,
            6.28%, 6/22/99                                 5,012               INSURANCE FUNDING
  57,500    CIT Group, Inc. FRN,                                               AGREEMENTS - 3.4%
            4.83%, 4/1/99                                 57,461
  25,000    Countrywide Home Loan FRN,                               50,000    General American Life Insurance Co.,
            4.98%, 5/4/99                                 24,996               5.14%, 4/23/99                                50,000
            General Motors Acceptance Corp. FRN                      20,000    Integrity Life Insurance Co.,
  12,500      4.90%, 6/11/99                              12,498               5.28%, 4/7/99                                 20,000
   2,150      5.03%, 12/9/99                               2,149     50,000    Life Insurance Co. of Virginia,
  40,000    Heller Financial Corp. FRN,                                        5.01%, 4/1/99                                 50,000
            5.57%, 11/15/99                               40,048               Transamerica Life Insurance & Annuity Co.
  12,000    Household Finance Corp. FRN,                             20,000      4.96%, 4/7/99                               20,000
            5.16%, 4/14/99                                12,000     25,000      5.05%, 4/7/99                               25,000
   9,000    Hydro-Quebec Corp., Quebec, Canada,                                                                            --------
            5.76%, 4/1/99                                  9,000
  25,000    Liberty Light U.S. Capital Medium                                  Total Insurance Funding Agreements
            Term FRN, 5.04%, 4/8/99(1)                    24,987               (cost $165,000)                              165,000
  30,000    Penney (J.C.) & Co., Inc.,                                                                                     --------
            5.06%, 4/23/99                                29,909
  25,000    Transamerica Financial Corp. FRN,                                  MUNICIPAL INVESTMENTS - 6.7%
            Series E, 5.22%, 4/22/99                      25,000
     750    USL Capital Corp. Medium Term FRN,                        3,000    1800 Harrison Foundation VRDN,
            Series D, 5.14%, 4/19/99                         750               Series 99-A, 5.00%, 4/7/99(1)                  3,000
                                                      ----------      4,000    ADE Investments LLC VRDN, Series A
                                                                               (First of America LOC), 4.92%, 4/1/99          4,000
            Total Corporate Bonds                                    17,000    Alaska Housing Finance Corp.,
            (cost $331,816)                              331,816               4.96%, 6/11/99                                16,836
                                                      ----------      4,900    Courtyards of Mackinaw LLC FRN, Series A
                                                                               (First of America LOC), 4.88%, 4/1/99          4,900
            EURODOLLAR TIME DEPOSITS - 9.2%                           5,000    Elsmere, Kentucky Mubea, Inc.,
                                                                               4.95%, 4/7/99                                  5,000
 135,000    Bank Austria Aktiengesellschaft, Vienna,                 13,800    Flint, Michigan, Hospital Building
            5.50%, 4/1/99                                135,000               Authority Revenue Refunding VRDN,
  75,000    Branch Bank & Trust Co., Grand Cayman,                             Series A, Hurley Medical (NBD Bank LOC),
            5.19%, 4/1/99                                 75,000               5.62%, 4/7/99                                 13,800
                                                                     11,400    Healthcare Network Properties,
                                                                               4.89%, 4/7/99                                 11,400
                                                                     15,020    Integris Health, Inc.,
                                                                               5.69%, 4/7/99                                 15,020


See Notes to the Financial Statements.


-----
26
-----

                                                    NORTHERN FUNDS Annual Report
SCHEDULES OF INVESTMENTS MARCH 31, 1999

MONEY MARKET FUND (Continued)

PRINCIPAL                                                             PRINCIPAL
AMOUNT                                                       VALUE    AMOUNT                                                 VALUE
(000s)                                                       (000s)   (000s)                                                 (000s)
------------------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL INVESTMENTS - 6.7% (CONT'D.)                              REPURCHASE AGREEMENT - 6.8%
    $17,100    Johnson City Medical Center FRN
               (MBIA Insured), 4.93%, 4/7/99                $ 17,100   $335,214    Lehman Brothers, Inc., dated 3/31/99,
      3,085    KBL Capital Fund, Inc. Loan Program FRN,                            repurchase price $335,250 (Colld. by
               Series 98-B (First of America LOC),                                 U.S. Government Securities),
               4.92%, 4/7/99(1)                                3,085               5.15%, 4/1/99
     30,000    Los Angeles County, California,                                     (cost $335,214)                        $  335,214

               Pension Obligation Floating Rate TOCR,                                                                     ----------
               Series A (AMBAC Insured), 4.99%, 4/7/99        30,000               Total Investments - 99.5%
      4,500    Malone College Project,                                             (cost $4,862,339)                       4,862,339
               4.94%, 4/7/99                                   4,500
               Municipal Electric Authority of Georgia                             Other Assets less Liabilities - 0.5%       23,759

               BAN                                                                                                        ----------
      8,431      5.17%, 4/9/99                                 8,431               NET ASSETS - 100.0%                    $4,886,098
                                                                                                                          ==========
      1,000      4.90%, 6/24/99                                1,000
     12,500    New Jersey Economic Development
               Authority Revenue Refunding Bonds,
               Series B, MSNBC/CNBC
               (Chase Manhattan Bank LOC),
               5.64%, 4/1/99                                  12,500
     18,600    Physicians Plus Medical Group VRDN,
               Series 1996 (M&I Bank LOC), 5.00%, 4/1/99      18,600
      5,300    Schreiber Industrial Park-North Co.,
               Virginia, 4.95%, 4/7/99                         5,300
      9,360    Seattle, Washington, G.O. VRDN,
               Series C (Credit Communal de Belgique
               LOC), 4.90%, 4/7/99                             9,360
      9,690    Stanislaus County, California,
               Pension Obligation Revenue Refunding
               Bonds (MBIA Insured), 5.07%, 4/1/99             9,690
     10,045    Texas State Veterans Housing Fund II G.O.
               Bonds, 5.07%, 4/1/99                           10,045
     75,000    United Health Care Corp.,
               5.65%, 12/1/99(1)                              75,001
               Virginia State HDA Mortgage
               Revenue Bonds
      9,265      4.95%, 4/1/99                                 9,265
     12,745      5.07%, 4/1/99                                12,745
     23,855      4.99%, 4/7/99                                23,855
      3,100    Waukesha, Wisconsin, Health System, Inc.
               VRDN, 5.00%, 4/7/99                             3,100
                                                            --------
               Total Municipal Investments
               (cost $327,533)                              $327,533
                                                            --------


(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the value of those securities amounted to approximately $176,073,000 or 3.6% of net assets.


See Notes to the Financial Statements.

                                                                           -----
                                                                              27
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

U.S. GOVERNMENT MONEY MARKET FUND

PRINCIPAL                                                             PRINCIPAL
AMOUNT                                                       VALUE    AMOUNT                                                 VALUE
(000s)                                                       (000s)   (000s)                                                 (000s)
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCIES - 97.9%                                  FREDDIE MAC - 51.6% (CONT'D.)
                                                                      $15,000      4.75%, 5/20/99                         $  14,903
               Fannie Mae - 24.9%                                      25,000      4.78%, 5/25/99                            24,821
               FNMA Bond,                                              25,000      4.76%, 6/11/99                            24,765
  $  4,000     5.49%, 8/3/99                           $    3,999      10,000      4.81%, 3/2/00                              9,551
                                                                                                                          ---------
               FNMA Discount MBS                                                                                            242,281
                                                                                                                          ---------
     28,558      4.80%, 7/1/99                             28,211
     10,000      4.83%, 7/1/99                              9,878                Overseas Private Investment Corp. - 3.8%
               FNMA Discount Notes                                     18,000    Floating Rate Notes, 5.00%, 4/7/99          18,000
                                                                                                                          ---------
     14,000      4.91%, 4/20/99                            13,964
     22,000      4.88%, 4/29/99                            21,917                Total U.S. Government Agencies
     25,000      4.80%, 5/13/99                            24,860                (cost $460,094)                            460,094
                                                                                                                          ---------
     14,500      4.72%, 8/10/99                            14,251
                                                       ----------
                                                          117,080                REPURCHASE AGREEMENTS - 10.4%
                                                       ----------

               FEDERAL AGRICULTURE MORTGAGE CORP. - 6.4%              20,000     ABN-AMRO, dated 3/31/99, repurchase
     30,285    Farmer Mac Discount Note,                                         price $28,568 (Colld. by U.S. Government
               4.80%, 4/20/99                              30,208                Securities), 5.15%, 4/1/99                  20,000
                                                       ----------
                                                                      28,564     Lehman Brothers, Inc., dated 3/31/99,
               Federal Home Loan Bank - 11.2%                                    repurchase price $20,003 (Colld. by U.S.
               FHLB Bonds                                                        Government Securities), 5.07%, 4/1/99       28,564
                                                                                                                          ---------
      4,000      5.61%, 4/8/99                              4,000
      8,000      5.63%, 5/5/99                              7,999                Total Repurchase Agreements
      4,000      5.53%, 6/10/99                             3,999                (cost $48,564)                              48,564
                                                                                                                          ---------
      8,000      5.54%, 7/13/99                             7,999
      4,000      5.54%, 7/15/99                             3,999                Total Investments - 108.3%
      5,000      5.16%, 3/22/00                             5,000                (cost $508,658)                            508,658
               FHLB Discount Notes
     10,000      4.75%, 5/19/99                             9,937                Liabilities less Other Assets - (8.3)%     (38,792)
                                                                                                                          ---------
     10,000      4.80%, 2/1/00                              9,592
                                                       ----------
                                                           52,525                NET ASSETS - 100.0%                      $ 469,866
                                                       ----------                                                         =========
               FREDDIE MAC - 51.6%
               FHLMC Bond,
      4,000    5.54%, 8/13/99                               3,999
               FHLMC Discount Notes
     10,320      4.90%, 4/5/99                             10,315
     27,000      4.92%, 4/5/99                             26,985
     20,000      4.88%, 4/9/99                             19,978
     13,000      4.89%, 4/9/99                             12,986
     23,447      4.91%, 4/9/99                             23,421
      5,225      4.78%, 4/12/99                             5,217
     23,144      4.76%, 4/14/99                            23,104
     20,000      4.76%, 4/22/99                            19,945
     22,400      4.85%, 5/7/99                             22,291

See Notes to the Financial Statements.

-----
28
-----

                                                    NORTHERN FUNDS Annual Report
SCHEDULES OF INVESTMENTS MARCH 31, 1999

U.S. GOVERNMENT SELECT MONEY MARKET FUND

PRINCIPAL
AMOUNT                                                       VALUE
(000s)                                                       (000s)
--------------------------------------------------------------------
               U.S. GOVERNMENT AGENCIES - 100.9%

               FEDERAL FARM CREDIT BANK - 5.0%
               FFCB Discount Notes
    $20,000      4.60%, 5/3/99                           $  19,997
        925      5.60%, 5/3/99                                 925
                                                         ---------
                                                            20,922
                                                         ---------
               FEDERAL HOME LOAN BANK - 95.9%
               FHLB Bonds
      6,000      5.61%, 4/8/99                               6,000
      9,000      5.63%, 5/5/99                               8,999
      6,000      5.53%, 6/10/99                              5,998
      6,000      5.54%, 7/15/99                              5,999
     25,000      5.16%, 3/8/00                              24,991
               FHLB Discount Notes
     67,910      4.80%, 4/1/99                              67,910
     10,000      4.74%, 4/7/99                               9,992
     11,398      4.76%, 4/7/99                              11,389
     25,000      4.75%, 4/9/99                              24,974
      6,979      4.76%, 4/9/99                               6,972
     15,000      4.75%, 5/12/99                             14,919
     23,300      4.82%, 5/12/99                             23,172
     10,000      4.75%, 5/14/99                              9,943
     50,000      4.74%, 5/19/99                             49,684
     25,000      4.74%, 5/21/99                             24,835
      8,000      4.75%, 5/21/99                              7,947
     11,756      4.75%, 6/2/99                              11,660
     10,000      4.81%, 6/2/99                               9,917
     23,000      4.78%, 6/30/99                             22,725
     27,000      4.67%, 7/2/99                              26,678
     25,000      4.79%, 9/1/99                              24,491
                                                         ---------
                                                           399,195
                                                         ---------
               Total U.S. Government Agencies
               (cost $420,117)                             420,117
                                                         ---------
               Total Investments - 100.9%
               (cost $420,117)                             420,117

               Liabilities less Other Assets - (0.9)%       (3,590)
                                                         ---------
               NET ASSETS - 100.0%                       $ 416,527
                                                         =========

See Notes to the Financial Statements.


                                                                           -----
                                                                              29
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

MUNICIPAL MONEY MARKET FUND

PRINCIPAL                                                             PRINCIPAL
AMOUNT                                                       VALUE    AMOUNT                                                 VALUE
(000s)                                                       (000s)   (000s)                                                 (000s)
------------------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL INVESTMENTS - 96.6%                                    ARIZONA - 1.2% (CONT'D.)
                                                                      $1,250    Apache County IDR VRDN (AMT),
               ALABAMA - 0.6%                                                   Imperial Components, Inc. Project (Harris
     $1,800    Ashland City Industrial Development                              Trust & Savings Bank LOC),
               Board IDR VRDN (AMT), Russell Corp.                              3.15%, 4/7/99                              $  1,250
               Project (SunTrust Banks LOC),                           7,800    Cochise County PCR VRDN Solid Waste
               3.20%, 4/7/99                             $  1,800               Disposal, Series A (AMT), Arizona Electric
      2,575    Columbia City Industrial Development                             Power Project, 2.90%, 9/1/99                  7,800
               Board IDR VRDN (AMT), Russell Corp.                     7,980    Maricopa County PCR Refunding VRDN,
               Project (SunTrust Banks LOC),                                    Series F, Arizona Public Services Co.
               3.20%, 4/7/99                                2,575               (BankAmerica Corp., LOC),
      2,575    Geneva County Industrial Development                             3.05%, 4/1/99                                 7,980
               Board IDR VRDN (AMT), Russell Corp.                     7,000    Salt River Agricultural Project Bonds,
               Project (SunTrust Banks LOC),                                    2.95%, 5/13/99                                7,000
               3.20%, 4/7/99                                2,575      1,860    Tempe G.O. Bond, Series A,
        700    Greenville City IDR VRDN,                                        5.50%, 7/1/99                                 1,872
                                                                                                                           --------
               Allied-Signal Project (FMC Corp. Gtd.),                                                                       28,412
                                                                                                                           --------
               3.10%, 4/7/99                                  700
      3,100    McIntosh City Industrial Development                             ARKANSAS - 0.5%
               Board Environmental Improvement Revenue                 6,045    Arkansas State Development Financing
               Refunding Bond, Series E (AMT), Ciba                             Authority Home Mortgage Revenue Bond,
               Specialty Chemical Corp.,                                        Series PT-257 (AMT), 3.10%, 1/13/00           6,045
               3.35%, 4/1/99                                3,100      3,250    Lowell City IDR VRDN (AMT), Little Rock
      2,400    Selma City IDR VRDN, Series A,                                   Newspapers, Inc. Project (Bank of New
               Meadowcraft, Inc. Project (NationsBank                           York LOC), 3.10%, 4/7/99                      3,250
               LOC), 3.15%, 4/7/99                          2,400      2,050    West Memphis City IDR VRDN (AMT),
      1,000    Stevenson Industrial Development Board                           Proform Co. LLC Project (First Bank LOC),
               Environmental Improvement Revenue Bond                           3.25%, 4/7/99                                 2,050
                                                                                                                           --------
               (AMT), Mead Corp. Project (Soc Gen LOC),                                                                      11,345
                                                                                                                           --------
               3.15%, 4/1/99                                 1,000
                                                         ---------
                                                            14,150              CALIFORNIA - 0.5%
                                                         ---------
                                                                                California State G.O. Bond (FGIC Insured)
               ALASKA - 0.6%                                             800      Series 5027C, 2.91%, 4/7/99                   800
      7,730    Alaska Housing Finance Corp.,                             200      Series CR-52, 2.91%, 4/7/99                   200
               Series PT-37, Merrill P-Floats (Banque                 11,200    Irvine Ranch County Consolidated Water
               Nationale de Paris LOC), 2.95%, 4/1/99        7,730              Districts 2, 102, 103, 106, 203 & 206
      7,000    Valdez Marine Terminal Revenue Refunding                         VRDN, Series B (Morgan Guaranty Trust
               VRDN, Series A, Arco Transportation Project,                     LOC), 3.00%, 4/1/99
               2.80%, 5/14/99                                7,000                                                           11,200
                                                         ---------                                                         --------
                                                            14,730                                                           12,200
                                                         ---------                                                         --------
               ARIZONA - 1.2%                                                   COLORADO - 1.3%
      2,500    Arizona School District TAN Financing                   7,038    Arapahoe County Capital Improvements
               Program COP, Series B,                                           TOB, Series E BTP-255, Project E-470,
               4.20%, 7/30/99                                2,510              3.20%, 4/7/99                                 7,038
                                                                       4,000    Colorado HFA VRDN (AMT), Metal Sales
                                                                                Manufacturing Corp. Project (Firstar Bank
                                                                                LOC), 3.20%, 4/7/99                           4,000


See Notes to the Financial Statements.


-----
30
-----

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1999

MUNICIPAL MONEY MARKET FUND (Continued)

PRINCIPAL                                                             PRINCIPAL
AMOUNT                                                     VALUE      AMOUNT                                                 VALUE
(000s)                                                     (000s)     (000s)                                                 (000s)
------------------------------------------------------------------------------------------------------------------------------------
              COLORADO - 1.3% (CONT'D.)                                         FLORIDA - 3.3% (CONT'D.)
  $  9,900    Colorado HFA SFM VRDN, Series C-1                      $ 6,595    Florida State Board of Education Capital
              (AMT), 3.16%, 4/7/99                      $  9,900                Outlay TOB VRDN, Series B, BTP-233,
     8,555    Colorado Student Obligation Bond                                  3.25%, 4/7/99                               $  6,595
              Authority, Series A, 3.15%, 4/7/99           8,555      16,900    Florida State Board of Education VRDN,
     2,000    Pitkin County IDR, Series B (AMT),                                Series 1993E, Eagle Trust, 3.11%, 4/7/99      16,900
              Aspen Skiing Project (Bank One LOC),                     4,400    Florida State Housing Financing Agency,
              3.25%, 4/1/99                                2,000                Series 2 (AMT) (MBIA Insured),
                                                        --------
                                                          31,493                3.15%, 4/7/99                                  4,400
                                                        --------
              DELAWARE - 0.2%                                          7,145    Hillsborough County School Board COP,
     3,200    Delaware State Economic Development                               Weekly Option Period, Series 4,
              Authority IDR VRDN, Series 1998 (AMT),                            3.21%, 4/7/99                                  7,145
              C&C Family L.P. (PNC Bank LOC),                          4,800    Jacksonville PCR Refunding Bonds,
              3.25%, 4/7/99                                3,200                Series 19, Florida Power & Light Project,
     1,325    Delaware State Economic Development                               2.95%, 6/10/99                                 4,800
              Authority PCR VRDN, Allied-Signal Corp.                  2,000    Ocean Highway & Port Authority Revenue
              Project (FMC Gtd.), 3.10%, 4/7/99            1,325                Bonds (AMT) (ABN-AMRO LOC),
                                                        --------
                                                           4,525                2.95%, 4/7/99                                  2,000
                                                        --------
                                                                       4,480    Orange County HFA, Series 1987-A,
              DISTRICT OF COLUMBIA - 2.1%                                       Citicorp Eagle Trust, 3.11%, 4/7/99            4,480
              District of Columbia Metropolitan Airport                5,010    Sunshine State Government Financing
              Authority Revenue TOB                                             Authority Revenue Notes, Series A,
     6,675      Series BTP-311 (AMT),                                           Government Finance Program,
                3.20%, 4/7/99                              6,675                3.20%, 6/11/99                                 5,010
     6,745      Series BTP-312 (AMT),                                 16,990    Sunshine State Government Financing
                3.20%, 4/7/99                              6,745                Commission Revenue VRDN
    29,500    District of Columbia Metropolitan Airport                         (AMBAC Insured), 2.80%, 6/11/99               16,990
                                                                                                                            --------
              Authority, Passenger Facility Flexible                                                                          78,445
                                                                                                                            --------
              Term Note (AMT) (NationsBank LOC),
              2.80%, 5/14/99                              29,500                GEORGIA - 3.1%
     6,000    District of Columbia Revenue Bonds,                      8,400    Atlanta City Metropolitan Rapid Transit
              Lowell School, Inc. Project (First Union                          Authority Sales Tax Revenue VRDN, Series A,
              National Bank LOC), 3.10%, 4/7/99            6,000                Municipal Trust Certificates, Class A
                                                        --------
                                                          48,920                (MBIA Insured), 3.21%, 4/7/99                  8,400
                                                        --------
                                                                       3,600    Bartow County Development Authority
              FLORIDA - 3.3%                                                    PCR Bonds, Series 2 (AMT), Georgia Power
     4,000    ABN-AMRO MuniTops (ABN-AMRO LOC),                                 Co. Bowen Project, 3.35%, 4/1/99               3,600
              Florida Board of Education Capital Outlay                8,600    Burke County Development Authority
              Revenue Bonds, 3.14%, 4/7/99                 4,000                PCR (AMT), Georgia Power Co. Vogtle
     2,000    Dade County IDA Revenue VRDN (AMT),                               Project, 3.15%, 4/1/99                         8,600
              Fine Art Lamps Project, (SunTrust                        3,000    Clayton County Housing Authority
              Banks LOC), 2.85%, 4/7/99                    2,000                Revenue VRDN (AMT), Williamsburg South
     4,125    Duval County HFA Mortgage Revenue                                 Apartments Project (PNC Bank LOC),
              VRDN, Series 3A (AMT), Clipper Trust                              3.20%, 4/7/99                                  3,000
              Certificate, 3.21%, 4/7/99                   4,125       5,300    Clayton County IDR VRDN (AMT),
                                                                                Blue Circle Aggregates, Inc. Project
                                                                                (Denmark Danske Bank LOC),
                                                                                3.10%, 4/7/99                                  5,300

See Notes to the Financial Statements.

                                                                           -----
                                                                              31
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                   VALUE      AMOUNT                                                   VALUE
(000s)                                                   (000s)     (000s)                                                   (000s)
------------------------------------------------------------------------------------------------------------------------------------
            Georgia - 3.1% (CONT'D.)                                           ILLINOIS - 10.9%
$  5,200    DeKalb County Housing Authority                        $  3,500    Arlington Heights IDR VRDN, Series 1997
            Revenue VRDN, Series 1995 (AMT), Cedar                             (AMT), 3E Graphics and Printing Project
            Creek Apartment Project (General Electric                          (Harris Trust & Savings Bank LOC),
            Capital Corp. LOC), 3.20%, 4/7/99          $  5,200                3.15%, 4/7/99                               $  3,500
   4,600    Fulton County Development Authority                       9,580    Aurora City Rental Housing Revenue Bonds,
            IDR (AMT), Geiger International, Inc.                              Series PA-328, Fox Valley Project (Merrill
            Project (NationsBank LOC),                                         Lynch Gtd.), 3.12%, 4/7/99                     9,580
            3.10%, 4/7/99                                 4,600       7,000    Bolingbrook Multi-Family Housing
  10,000    Fulton County G.O. Bonds, Series 9,                                Redevelopment Revenue Refunding VRDN,
            Citicorp Eagle Trust, 3.10%, 8/2/99          10,000                Amberton, Series A (LaSalle National Bank
            Georgia HFA Conventional Mortgage TOB,                             LOC), 3.10%, 4/7/99                            7,000
            Mortgage License (AMT) (FHA Insured)                     14,000    Chicago City G.O. Bonds,
   2,260      Series C, 3.20%, 6/1/99                     2,260                Citicorp Eagle Trust (FSA Insured),
   1,115      Series D, 3.20%, 6/1/99                     1,115                2.85%, 10/28/99                               14,000
   6,745    Georgia State G.O. Tender Option COP,                     2,655    Chicago City IDR, Series B (AMT),
            Series BPT-210, 3.20%, 4/7/99                 6,745                Guernsey Bel, Inc. Project (LaSalle National
   1,800    Gwinett County IDR, Series 1998 (AMT),                             Bank LOC), 3.15%, 4/7/99                       2,655
            Network Publications, Inc. (NationsBank                   9,495    Chicago City Public Building Commission,
            LOC), 3.10%, 4/7/99                           1,800                Series A PA-155, P-Floats (MBIA Insured),
   4,150    Henry County Development Authority                                 3.10%, 10/21/99                                9,495
            Revenue Bonds, Series 1997 (AMT), Atlas                   3,885    Chicago City Sales TRB, Weekly Option
            Roofing Corp. Project (SunTrust Banks                              Period, Series PCR-8, 3.16%, 4/7/99            3,885
            LOC), 3.20%, 4/7/99                           4,150      10,000    Chicago City VRDN Certificates, Series M,
   1,750    Richmond County Board of Education                                 3.70%, 8/4/99                                 10,000
            G.O. Bond (State Aid Withholding),                                 Chicago Midway Airport Revenue VRDN,
            4.00%, 9/1/99                                 1,754                Second Lien (AMT) (MBIA Insured)
   5,000    Savannah City Economic Development                        9,300      Series A, 3.20%, 4/1/99                      9,300
            Authority Revenue VRDN, Series 1997                      13,300      Series B, 3.20%, 4/1/99                     13,300
            (AMT), Kaolin Terminals Project                           5,500    Chicago Midway Airport Revenue VRDN,
            (NationsBank LOC), 3.10%, 4/7/99               5,000               Series 1995 (AMT), American Trans Air, Inc.
   2,000    Whitfield County IDA Revenue VRDN,                                 Project (NBD Bank LOC), 3.15%, 4/7/99          5,500
            Series 1998 (AMT), H&S Whitting, Inc.                     2,400    Chicago O'Hare International Airport
            Project (NationsBank LOC),                                         Revenue VRDN, Series A (AMT)
            3.10%, 4/7/99                                  2,000               (Bayerische Landesbank LOC),
                                                       ---------
                                                          73,524               3.10%, 4/7/99                                  2,400
                                                       ---------
                                                                      4,150    Crestwood IDR Bond, GMG Warehouse LLC
            HAWAII - 0.6%                                                      Project (LaSalle National Bank LOC),
   5,000    Hawaii State Department of Budget &                                3.09%, 4/7/99                                  4,150
            Finance, Series A (AMT), Hawaiian Electric                1,730    Des Plaines City IDR VRDN, Series 1996
            Co. Project (MBIA Insured),                                        (AMT), Finzer Roller, Inc. Project (Harris
            3.12%, 4/7/99                                  5,000               Trust & Savings Bank LOC),
   9,965    Hawaii State HFA SFM P-Floats,                                     3.15%, 4/7/99                                  1,730
            Series PT-1049, 3.12%, 4/7/99                  9,965     12,400    Dupage County Water Commission Water
                                                       ---------
                                                          14,965               Revenue Bonds, Citicorp Eagle Trust,
                                                       ---------
                                                                               3.11%, 4/7/99                                 12,400


See Notes to the Financial Statements.

-----
32
-----

                                                    NORTHERN FUNDS Annual Report


SCHEDULES OF INVESTMENTS MARCH 31, 1999

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                     VALUE    AMOUNT                                                     VALUE
(000s)                                                    (000s)    (000s)                                                    (000s)
------------------------------------------------------------------------------------------------------------------------------------
             ILLINOIS - 10.9% (CONT'D.)                                          ILLINOIS - 10.9% (CONT'D.)
  $3,550     Frankfort City IDR, Series 1996 (AMT),                  $ 5,000     Illinois Educational Facilities Authority
             Bimba Manufacturing Co. Project (Harris                             VRDN, University of Chicago,
             Trust & Savings Bank LOC),                                          3.11%, 4/7/99                               $ 5,000
             3.15%, 4/7/99                                $3,550       5,480     Illinois Housing Development Authority
   4,625     Fulton County IDR VRDN, Series 1998                                 VRDN, Subseries A-2 (AMT), Homeowner
             (AMT), Drives, Inc. Project (Harris Trust                           Mortgage, 3.10%, 1/20/00                      5,480
             & Savings Bank LOC), 3.15%, 4/7/99            4,625       3,000     Illinois State Unlimited G.O. Bond,
     650     Illinois Development Financing Authority                            5.60%, 6/1/99                                 3,010
             Economic Development Revenue VRDN,                       15,875     Illinois State ROC, Series 39,
             D.E. Akin Seed Project (Bank One LOC),                              3.16%, 4/7/99                                15,875
             3.20%, 4/7/99                                   650       7,500     Ladd Village IDR VRDN, Series 1996 (AMT),
   2,460     Illinois Development Financing Authority                            O'Neal Metals, Inc. Project (NationsBank
             IDR VRDN (AMT), Bimba Manufacturing                                 LOC), 3.15%, 4/7/99                           7,500
             Co. Project (Harris Trust & Savings Bank                 19,806     Metropolitan Pier & Exposition Authority
             LOC), 3.15%, 4/7/99                           2,460                 Dedicated State Tax Revenue TOC,
   4,100     Illinois Development Financing Authority                            Series BTP-230-A, 3.20%, 4/7/99              19,806
             VRDN, Series 1997 (AMT), Ciccone Food                     3,560     Metropolitan Pier & Exposition Authority
             Products Project (Harris Trust & Savings                            VRDN, Series 1996 A, McCormick Place
             Bank LOC), 3.15%, 4/7/99                      4,100                 Project (AMBAC Insured), 3.10%, 4/7/99        3,560
   2,265     Illinois Development Financing Authority                  1,575     Naperville G.O. Bonds, Series A,
             IDR VRDN, Series A (AMT), Randall                                   4.00%, 12/1/99                                1,584
             Metals Corp. Project (LaSalle National                    2,950     Niles Village IDR VRDN, Series 1996 (AMT),
             Bank LOC), 3.30%, 4/7/99                      2,265                 Lewis Spring & Manufacturing Co. Project
   4,600     Illinois Development Financing Authority IDR                        (Harris Trust & Savings Bank LOC),
             VRDN (AMT), Touhy LP Project                                        3.15%, 4/7/99                                 2,950
             (LaSalle National Bank LOC),                              7,900     Palos Hills Multifamily Housing VRDN,
             3.09%, 4/7/99                                 4,600                 Series 1998 (AMT), Green Oaks Project
   5,950     Illinois Development Financing Authority                            (LaSalle National Bank LOC),
             Revenue VRDN, Enterprise Office Project                             3.09%, 4/7/99                                 7,900
             (Mid America Federal Savings LOC),                        2,700     Rockford City IDR, Series 1998 (AMT),
             3.15%, 6/1/99                                 5,950                 Ring Can Corp. Project (SunTrust Banks
   5,500     Illinois Development Financing Authority                            LOC), 3.20%, 4/7/99                           2,700
             Revenue VRDN (AMT), Flying Food Fare,                     2,250     Romeoville City IDR, Series 1997 (AMT),
             Inc. Project (BankAmerica Corp. LOC),                               Metropolitan Industries, Inc. Project
             3.15%, 4/7/99                                 5,500                 (Harris Trust & Savings Bank LOC),
   4,160     Illinois Development Financing Authority                            3.15%, 4/7/99                                 2,250
             Revenue VRDN (AMT), Olive Can Co.                         6,000     Savanna City IDR VRDN, Series 1994
             Project (LaSalle National Bank LOC),                                (AMT), Metform Corp. Project
             3.09%, 4/7/99                                 4,160                 (Bank One LOC),
   4,800     Illinois Educational Facilities Authority                           3.05%, 4/7/99                                 6,000
             VRDN, National College of Education                       5,800     St. Clair County IDR VRDN (AMT), Stellar
             (Harris Trust & Savings Bank LOC),                                  Manufacturing Project (NationsBank LOC),
             3.05%, 4/7/99                                 4,800                 3.15%, 4/7/99                                 5,800


See Notes to the Financial Statements.



                                                                           -----
                                                                              33
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                     VALUE    AMOUNT                                                     VALUE
(000s)                                                    (000s)    (000s)                                                    (000s)
------------------------------------------------------------------------------------------------------------------------------------
              ILLINOIS - 10.9% (CONT'D.)                                         IOWA - 1.5% (CONT'D.)
   $ 9,100    Will County Multi-Family Housing                        $10,100    Iowa Financing Authority Waste Disposal
              Redevelopment Revenue Bonds, Woodlands                             Revenue VRDN, Series 1998 A (AMT),
              Crest Hill (LaSalle National Bank LOC),                            Cedar River Paper Co. Project (Union
              3.09%, 4/7/99                             $  9,100                 Bank of Switzerland LOC),
     9,000    Will County Solid Waste Disposal Revenue                           3.35%, 4/1/99                               $10,100
              Bond (AMT), BASF Corp. Project,                                                                                -------
              3.35%, 4/1/99                                9,000                                                              34,770
                                                        --------                                                             -------
                                                         259,070
                                                        --------                 KANSAS - 1.4%
                                                                        8,500    Douglas County G.O. Temporary Notes,
              INDIANA - 1.4%                                                     Series 3, 3.75%, 8/1/99                       8,501
     2,790    Anderson City Economic Development                        6,975    Kansas City Leavenworth & Lenexa
              VRDN, Series 1996 (AMT), Gateway Village                           Mortgage Revenue FRN, Series A-31,
              Project (FHLB LOC), 3.15%, 4/7/99            2,790                 3.15%, 4/7/99                                 6,975
     1,500    Greencastle City IDR VRDN, Series 1996                    1,000    Olathe IDR VRDN Bond, Series A (AMT),
              (AMT), Crown Equipment Corp. Project                               Diamant Boart, Inc. Project (Deutsche
              (Mellon Bank LOC), 3.25%, 4/7/99             1,500                 Bank A.G. LOC), 3.15%, 4/7/99                 1,000
     2,840    Hammond City Economic Development                        14,735    Wichita G.O. Temporary Notes, Series 198,
              VRDN, Series 1996 A (AMT), Annex at                                3.50%, 8/26/99                               14,761
              Douglas Point Project (FHLB LOC),                         1,980    Wichita Water & Sewer Utilities Revenue
              3.15%, 4/7/99                                2,840                 Bonds, 6.50%, 10/1/99                         2,016
              Indiana Development Financing Authority                                                                        -------
              IDR VRDN (AMT), Red Gold, Inc. Project                                                                          33,253
              (Harris Trust & Savings Bank LOC)                                                                              -------
     4,600      Series 1994 A, 3.15%, 4/7/99               4,600
     2,900      Series 1994 B, 3.15%, 4/7/99               2,900                 KENTUCKY - 2.3%
    17,000    Indiana Transportation Authority Highway                  5,701    Carroll County Solid Waste Disposal
              Revenue Bonds, Citicorp Eagle Trust,                               Revenue VRDN (AMT), North American
              3.10%, 8/2/99                               17,000                 Stainless Project (Banco Bilbao Vizcaya
     2,000    Jasper County PCR, Series 1988-D,                                  LOC), 3.55%, 4/7/99                           5,701
              Northern Indiana Public Service Project,                  3,030    Clark County Industrial Building IDR
              2.95%, 6/9/99                                2,000                 VRDN, Series 1996 (AMT), Bluegrass Art
                                                        --------                 Cast Project (Bank One LOC),
                                                          33,630                 3.20%, 4/7/99                                 3,030
                                                        --------                 Daviess County Waste Disposal Facilities
                                                                                 IDR VRDN (AMT), Scott Paper Co.
              IOWA - 1.5%                                                        Project (Kimberly-Clark Corp. Gtd.)
     7,580    Cedar Rapids City G.O. Unlimited Bond,                    9,400      Series 1993 A, 3.15%, 4/1/99                9,400
              PA-251, 3.07%, 4/7/99                        7,580        5,500      Series 1994 A, 3.15%, 4/1/99                5,500
    12,590    Iowa Financing Authority SFM Program                      8,535    Kentucky Economic Development Financing
              Bonds, Series B (AMT) (GNMA/FNMA                                   Authority Hospital Facilities Revenue VRDN,
              Insured), 2.96%, 2/23/00                    12,590                 Series B, Baptist Healthcare,
     4,500    Iowa Financing Authority Waste Disposal                            3.05%, 4/7/99                                 8,535
              Revenue VRDN, Series 1997 A (AMT),                        6,000    Kentucky Housing Corp., Housing Revenue
              Cedar River Paper Co. Project (Bank of                             Bonds, Series C (AMT), 3.20%, 12/31/99        6,000
              Nova Scotia LOC), 3.35%, 4/1/99              4,500       17,000    Louisville & Jefferson Counties VRDN,
                                                                                 Series A-1 (AMT), Regional Airport
                                                                                 Authority System (National City Bank of
                                                                                 Louisville LOC), 3.20%, 4/7/99               17,000
                                                                                                                             -------
                                                                                                                              55,166
                                                                                                                             -------


See Notes to the Financial Statements.


-----
34
-----

                                                    NORTHERN FUNDS Annual Report


SCHEDULES OF INVESTMENTS MARCH 31, 1999

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                     VALUE    AMOUNT                                                     VALUE
(000s)                                                    (000s)    (000s)                                                    (000s)
------------------------------------------------------------------------------------------------------------------------------------
            LOUISIANA - 1.0%                                                    MASSACHUSETTS - 2.1%
   $9,000   Ascension Parish County Revenue VRDN                      $ 9,000   Gloucester G.O. BAN,
            (AMT), BASF Corp. Project (BASF Corp.                               3.61%, 8/5/99                                $ 9,010
            Gtd.), 3.35%, 4/1/99                         $ 9,000        5,000   Massachusetts Bay Transportation
    4,600   Jefferson Parish Industrial Development                             Authority Revenue Bond, Series A,
            Board IDR (AMT), Sara Lee Corp. Project,                            7.00%, 3/1/00                                  5,183
            3.20%, 4/1/99                                  4,600       22,920   Massachusetts Bay Transportation
    6,900   Louisiana State G.O. Bonds, Series 1994 A,                          Authority Revenue Floating Rate
            Citicorp Eagle Trust, 3.11%, 4/7/99            6,900                Certificates, Series 30 (BankAmerica Corp.
    4,000   South Louisiana Port Commission Revenue                             LOC), 3.08%, 4/7/99                           22,920
            VRDN, Series 1997 (AMT), Holnam, Inc.                       1,655   Massachusetts State HFA VRDN, Series
            Project (ANB-AMRO LOC),                                             1996-5A (AMT), Clipper Trust Certificate
            3.10%, 4/7/99                                  4,000                (AMBAC Insured), 3.21%, 4/7/99                 1,655
                                                         -------        2,200   Massachusetts State HFA VRDN, Series
                                                          24,500                PA-132 (AMT), Harbor Point Project
                                                         -------                (AMBAC Insured), 3.05%, 4/7/99                 2,200
                                                                       10,000   Massachusetts State Water Resource
            MAINE - 0.8%                                                        Authority TOC, Series BTP-297,
    2,000   Fort Fairfield County Revenue Bond (AMT),                           3.20%, 4/7/99                                 10,000
            Atlantic Custom Processors (PNC Bank                                                                             -------
            LOC), 3.25%, 4/7/99                            2,000                                                              50,968
    5,000   Maine Public Utilities Financing Bank                                                                            -------
            Revenue VRDN, Series 1996 (AMT), Maine
            Public Service Co. Project (Bank of New                             MICHIGAN - 4.5%
            York LOC), 3.10%, 4/7/99                       5,000       20,000   Detroit City School District State School
    1,960   Maine State G.O. Bond, 5.00%, 6/15/99          1,969                Aid Notes, 4.50%, 7/1/99                      20,041
    9,995   Maine State Housing Authority Variable                     12,495   Michigan State Building Development
            Rate COP, Series B, 3.21%, 4/7/99              9,995                Authority Revenue COP, Series 81,
                                                         -------                Floating Rate Trust Certificates,
                                                          18,964                3.08%, 4/7/99                                 12,495
                                                         -------       16,000   Michigan State HDA, Series B (AMT),
                                                                                3.00%, 12/1/99                                16,000
            MARYLAND - 0.5%                                            11,535   Michigan State HDA TOC, Series BTP-197,
    2,100   Baltimore City Economic Development                                 3.30%, 4/7/99                                 11,535
            VRDN, Series 1985, Mt. Washington                          20,700   Michigan State Trunk Line Revenue FRN,
            Pediatric Hospital, Inc. (Mellon Bank LOC),                         Series 21, 3.08%, 4/7/99                      20,700
            3.35%, 4/7/99                                  2,100        9,000   Michigan Strategic Fund Limited
    3,280   Cecil County Economic Development                                   Obligation Revenue VRDN (AMT),
            VRDN (AMT), Steel Techs, Inc. Facilities                            Dow Chemical Co. Project, 3.20%, 4/1/99        9,000
            (PNC Bank LOC), 3.25%, 4/7/99                  3,280        5,170   Michigan Strategic Fund Limited
        9   Maryland State Community Development                                Obligation Revenue VRDN (AMT), GT
            Administration Bonds, Series PT-12, Merrill                         USA LLC Project (Comerica Bank LOC),
            P-Floats (Commerzbank A.G. LOC),                                    3.20%, 4/7/99                                  5,170
            3.01%, 4/1/99                                      9        2,160   Michigan Strategic Fund Limited Obligation
    2,800   Maryland State Economic Development                                 VRDN (AMT), Kruger Commodities, Inc.
            Corp. VRDN (AMT), Unsite Design, Inc.                               Project (Harris Trust & Savings Bank LOC),
            (Mellon Bank LOC), 3.45%, 4/7/99               2,800                3.15%, 4/7/99                                  2,160
    3,000   Maryland State IDA VRDN, Townsend
            Culinary, Inc. Project (SunTrust Banks
            LOC), 3.20%, 4/7/99                            3,000
                                                         -------
                                                          11,189
                                                         -------

See Notes to the Financial Statements.


                                                                           -----
                                                                              35
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                     VALUE    AMOUNT                                                     VALUE
(000s)                                                    (000s)    (000s)                                                    (000s)
------------------------------------------------------------------------------------------------------------------------------------
             MICHIGAN - 4.5% (CONT'D.)                                           MISSOURI - 1.9% (CONT'D.)
   $ 3,000   Michigan Strategic Fund Limited                           $ 1,600   Missouri Higher Education Loan Authority
             Obligation Revenue VRDN, Dirksen Screw                              VRDN, Series B (AMT) (MBIA Insured),
             Products Co. Project, 3.20%, 4/7/99        $  3,000                 3.15%, 4/7/99                               $ 1,600
       100   Michigan Strategic Fund Limited                             8,500   Missouri Higher Education Loan Authority
             Obligation Revenue VRDN, Reserve 1                                  VRDN, Series B (National Westminister
             (Barclays Bank PLC LOC), 3.30%, 4/1/99          100                 LOC), 3.10%, 4/7/99                           8,500
     6,500   Oakland County Economic Development                         5,220   Missouri Housing Development VRDN,
             Corp. Limited Obligation Revenue VRDN,                              Series A (AMT), Merrill P-Floats PA-116,
             Richard & Tool Die Corp. Project,                                   3.23%, 4/7/99                                 5,220
             3.20%, 4/7/99                                 6,500         8,000   St. Louis County IDA Multifamily Housing
                                                        --------                 Revenue VRDN (AMT), Whispering Lakes
                                                         106,701                 Apartment Project (Mercantile Bank of St.
                                                        --------                 Louis LOC), 3.15%, 4/7/99                     8,000
                                                                         6,500   St. Louis General Fund TRAN,
             MINNESOTA - 1.7%                                                    4.50%, 6/30/99                                6,513
     8,100   Minnesota State HFA SFM Revenue Bonds,                                                                          -------
             Series 1998 F (AMT), 3.70%, 8/9/99            8,100                                                              44,212
     3,060   Stearns County Housing & Redevelopment                                                                          -------
             Authority VRDN (AMT), Cold Spring
             Granite Co. Project (First Bank LOC),                               MONTANA - 0.3%
             3.35%, 4/7/99                                 3,060                 Montana State Board of Housing
    29,500   University of Minnesota Revenue Bond,                               P-Floats
             Series A, 3.00%, 4/7/99                      29,500         3,460     Series PA-158, 3.12%, 4/7/99                3,460
                                                        --------         2,880     Series PT-87, 3.12%, 4/7/99                 2,880
                                                          40,660                                                             -------
                                                        --------                                                               6,340
                                                                                                                             -------
             MISSISSIPPI - 0.8%
     4,300   Jackson County PCR VRDN, Chevron                                    NEBRASKA - 0.1%
             U.S.A., Inc. Project, 3.10%, 4/1/99           4,300         1,800   Nebraska Investment Financing Authority
     9,325   Mississippi State G.O. Refunding                                    SFM Revenue FRN, Series A3,
             Bonds, Series BTP-207, 3.20%, 4/7/99          9,325                 3.15%, 4/7/99                                 1,800
     3,250   Mississippi State SFM Revenue Bonds,                                                                            -------
             Series G-CL5 (AMT), P-Floats PT-146,
             3.12%, 4/7/99                                 3,250                 NEVADA - 0.8%
     2,900   Perry County PCR, Leaf River Forest                        10,000   Clark County G.O. Bond, Series SGB 18,
             Project (Wachovia Bank LOC),                                        Municipal Securities Trust Receipts
             3.15%, 4/1/99                                 2,900                 (FSA Insured), 3.16%, 4/7/99                 10,000
                                                        --------         1,710   Clark County Public Safety G.O. Bonds,
                                                          19,775                 4.00%, 2/1/00                                 1,723
                                                        --------         6,830   Clark County School District G.O. VRDN,
                                                                                 Series A, Municipal Trust Certificates
             MISSOURI - 1.9%                                                     No. 23, 3.21%, 4/7/99                         6,830
     2,000   Missouri State Development Financing                                                                            -------
             Board Infrastructure Facilities IDR Bond,                                                                        18,553
             Series A, Science City Union Station                                                                            -------
             (Canadian Imperial Bank of Commerce
             LOC), 4.10%, 12/1/99                          2,013                 NEW JERSEY - 0.4%
    12,366   Missouri State Environmental Improvement                   10,000   Jersey City G.O. Refunding Notes,
             & Energy Revenue Refunding VRDN, K C                                3.625%, 1/14/00                              10,032
             Power & Light Co. Project (Union Bank of                                                                        -------
             Switzerland LOC), 3.05%, 6/8/99              12,366

See Notes to the Financial Statements.


-----
36
-----

                                                    NORTHERN FUNDS Annual Report


SCHEDULES OF INVESTMENTS MARCH 31, 1999

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                     VALUE    AMOUNT                                                     VALUE
(000s)                                                    (000s)    (000s)                                                    (000s)
------------------------------------------------------------------------------------------------------------------------------------
             NEW MEXICO - 0.2%                                                   NORTH CAROLINA - 2.8%
   $ 5,140   New Mexico Mortgage Financing Authority                   $ 2,400   Brunswick County IDA PCR VRDN, Series
             P-Floats, Series PT-196,                                            1996 (AMT), Armada Project (NationsBank
             3.75%, 5/13/99                              $ 5,140                 LOC), 3.10%, 4/7/99                         $ 2,400
                                                         -------         5,800   Capital Regional Airport Commission
                                                                                 Passenger Facilities Charge Revenue VRDN
             NEW YORK - 3.8%                                                     (AMT) (First Union National Bank of
     5,400   Long Island Power Authority Electric                                Charlotte LOC), 3.10%, 4/7/99                 5,800
             System Revenue VRDN, Series 5,                              7,300   Catawba County IDA PCR VRDN,
             3.15%, 4/1/99                                 5,400                 Series 1996 (AMT), Hooker Furniture Corp.
     3,000   Nassau County G.O. RAN,                                             Project (NationsBank LOC), 3.10%, 4/7/99      7,300
             Series C, 4.00%, 4/13/99                      3,001         3,000   Columbus County Industrial Facilities &
     8,900   Nassau County TAN, Series C,                                        Financing Authority PCR VRDN (AMT),
             3.50%, 12/22/99                               8,928                 Conflandey, Inc. Project (Banque
     4,400   New York City G.O. VRDN, Series B                                   Nationale de Paris LOC), 3.15%, 4/7/99        3,000
             (FGIC Insured), 3.40%, 4/1/99                 4,400         2,400   Mecklenburg County Industrial Facilities &
     6,000   New York City Municipal Water Finance                               Financing Authority PCR VRDN (AMT),
             Authority Water & Sewer System Revenue                              SteriGenics International Project (Comerica
             Bonds, Series G (FGIC Insured),                                     Bank LOC), 3.20%, 4/7/99                      2,400
             3.10%, 4/1/99                                 6,000         1,030   North Carolina HFA SFM Tender Option
    12,000   New York City RAN, Series A-78,                                     Revenue Bond (FHA Insured),
             2.90%, 4/13/99                               12,000                 2.95%, 9/1/99                                 1,030
    10,085   New York City Transitional Financing                        8,000   North Carolina Medical Care Community
             Authority Revenue Floating Rate                                     Hospital Revenue Bond, Pooled
             Certificates, Series 27 (BankAmerica Corp.                          Equipment Financing Project
             LOC), 3.08%, 4/7/99                          10,085                 (MBIA Insured), 2.95%, 4/7/99                 8,000
             New York State Dormitory Authority,                        20,000   North Carolina State P-Floats,
             Series A, Rockefeller University, Citicorp                          Series PA-260, 3.07%, 4/7/99                 20,000
             Eagle Trust                                                 3,600   North Carolina State Ports Authority
     6,100     No. 973201, 3.11%, 4/7/99                   6,100                 VRDN, Series 1996 (AMT), Morehead City
     5,000     No. 973202, 3.11%, 4/7/99                   5,000                 Terminals, Inc. (NationsBank LOC),
     2,725   New York State Environmental Facilities                             3.10%, 4/7/99                                 3,600
             Corp. PCR VRDN, Eagle Trust No. 94302,                      7,385   North Carolina State ROC, Series 48,
             Weekly Option (FSA Insured),                                        3.16%, 4/7/99                                 7,385
             3.40%, 4/1/99                                 2,725         3,100   Persons County Industrial Facilities &
    10,850   New York State Medical Care Facilities                              Pollution Control Financing Authority
             Financing Agency Revenue Refunding                                  Revenue Refunding VRDN, Series A,
             Bond, Series B, St. Lukes (FHA Insured),                            Carolina Power & Light Co.,
             7.45%, 2/15/00                               11,442                 3.10%, 4/7/99                                 3,100
     9,595   New York State Urban Development Corp.                      2,420   Raleigh COP, Equipment Acquisition
             Revenue, Series PA-429, P-Floats,                                   Project, 3.00%, 12/1/99                       2,421
             3.05%, 4/7/99                                 9,595                                                             -------
     6,000   Suffolk County TAN, Series I                                                                                     66,436
             (WestDeutsche Landesbank LOC),                                                                                  -------
             3.50%, 8/12/99                                6,011
                                                         -------                 OHIO - 3.9%
                                                          90,687        14,640   Cleveland Waterworks Revenue Bond,
                                                         -------                 Series A, Municipal Trust Certificates
                                                                                 No. 18, 3.21%, 4/7/99                        14,640

See Notes to the Financial Statements.

                                                                           -----
                                                                              37
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                     VALUE    AMOUNT                                                     VALUE
(000s)                                                    (000s)    (000s)                                                    (000s)
------------------------------------------------------------------------------------------------------------------------------------
             OHIO - 3.9% (CONT'D.)                                               OREGON - 0.7% (CONT'D.)
   $ 6,465   Dublin Inn Tax-Exempt Mortgage Bond                       $ 4,820   Multnomah County School District G.O.
             Trust, Series 1987 (Huntington National                             Bond, Series 1996, BTP-208,
             Bank LOC), 4.57%, 9/1/99                    $ 6,465                 3.17%, 6/8/99                               $ 4,820
    12,000   Ohio State Air Quality Development                          3,900   Oregon State Economic Development
             Authority VRDN, Series A, Ohio Edison                               Revenue, Series 176 (AMT), Cascade Steel
             Project (Toronto-Dominion Bank LOC),                                Rolling Mills Project (Commerzbank A.G.
             2.95%, 2/1/00                                12,000                 LOC), 3.05%, 4/7/99                           3,900
    25,000   Ohio State HFA Residential Mortgage                         6,600   Oregon State Economic Development
             Revenue VRDN, Series A-2 (AMT),                                     Revenue, Series 181 (AMT), Oregon Metal
             3.05%, 3/1/00                                25,000                 Slitters, Inc. (Key Bank N.A. LOC),
     3,805   Ohio State HFA VRDN, Series 1989 A                                  3.15%, 4/7/99                                 6,600
             (AMT), 3.00%, 4/7/99                          3,805                                                             -------
     5,875   Ohio State Infrastructure Improvement                                                                            16,420
             VRDN, Series 1994, BTP-170, 3.17%, 6/8/99     5,875                                                             -------
     8,910   Ohio State Public Facilities Commission
             VRDN, Series BTP-237, Higher Education                              PENNSYLVANIA - 4.8%
             Facilities Project (AMBAC Insured),                         4,185   Allegheny County Adjustable Rate G.O.
             3.20%, 4/7/99                                 8,910                 Bond, Series C-41 (National City Bank
     5,600   Ohio State Turnpike Commission Revenue                              LOC), 3.15%, 4/7/99                           4,185
             Bonds, Weekly Option Period, PCR-18,                        1,520   Allegheny County Hospital Development
             3.21%, 4/7/99                                 5,600                 Bonds, Series B-3, Presbyterian University
     1,900   Ohio State Water Development Authority                              Hospital (NBD Bank LOC), 3.15%, 4/1/99        1,520
             PCR Refunding VRDN, Philip Morris Cos.,                     6,730   Allegheny County Hospital Development
             Inc. Project, 3.20%, 4/7/99                   1,900                 Authority Revenue VRDN, Series A,
     6,600   Student Loan Funding Corp.                                          Presbyterian Health Center (MBIA Insured),
             Revenue Refunding VRDN, Series A-1                                  3.15%, 4/1/99                                 6,730
             (AMT), 3.05%, 4/7/99                          6,600         3,700   Chester County IDA Bonds, Series 1997 A
     2,200   Union County IDR VRDN (AMT), Union                                  (AMT), KAC III Realty Corp. Project (PNC
             Aggregates Co. Project (PNC Bank LOC),                              Bank LOC), 3.25%, 4/7/99                      3,700
             3.25%, 4/7/99                                 2,200        22,500   Delaware Valley Regional Finance Authority
                                                         -------                 VRDN, Series 1997 A, Merrill Lynch P-Floats
                                                          92,995                 (Midland Bank PLC LOC), 3.15%, 6/17/99       22,500
                                                         -------         2,800   Geisinger Authority Health System Revenue
                                                                                 VRDN, Series B, Geisinger Health Project
             OKLAHOMA - 1.0%                                                     (Morgan Guaranty Trust LOC),
     6,360   Oklahoma Water Resources Board State                                3.05%, 4/1/99                                 2,800
             Loan Program Bonds, Series 1994 A                           3,935   New Castle Area Hospital Authority Revenue
             (Swiss Bank Corp. LOC), 3.30%, 3/9/00         6,360                 Bond, Jameson Memorial Hospital
             Tulsa City Airport Improvement VRDN                                 (FSA Insured), 3.05%, 4/1/99                  3,935
             (AMT) (MBIA Insured)                                        3,500   Pennsylvania Economic Development
     7,245     Series B-1, 3.16%, 4/7/99                   7,245                 Financing Authority IDR VRDN, Series
     9,390     Series B-2, 3.16%, 4/7/99                   9,390                 1996 A1-8 (AMT) (PNC Bank LOC),
                                                         -------                 3.25%, 4/7/99                                 3,500
                                                          22,995         9,250   Pennsylvania Economic Development
                                                         -------                 Financing Authority Revenue Bond (AMT),
                                                                                 Approved Solid Waste Project,
             OREGON - 0.7%                                                       3.25%, 12/15/99                               9,250
     1,100   Metropolitan Service District Riedel
             Compost Waste Disposal VRDN (AMT)
             (US Bank LOC), 3.20%, 4/7/99                  1,100


See Notes to the Financial Statements.


-----
38
-----

                                                    NORTHERN FUNDS Annual Report


SCHEDULES OF INVESTMENTS MARCH 31, 1999

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                     VALUE    AMOUNT                                                     VALUE
(000s)                                                    (000s)    (000s)                                                    (000s)
------------------------------------------------------------------------------------------------------------------------------------
             PENNSYLVANIA - 4.8% (CONT'D.)                                      SOUTH CAROLINA - 1.0% (CONT'D.)
   $ 3,050   Pennsylvania Higher Educational Assistance               $ 6,630   South Carolina Public Service Authority
             Agency Student Loan Revenue Bond,                                  Revenue Promissory Notes,
             Series A, 3.10%, 4/7/99                    $  3,050                2.75%, 5/13/99                               $ 6,630
     2,400   Pennsylvania Higher Educational Facilities                                                                      -------
             Authority Revenue Bond, Series A-2,                                                                              23,379
             Council of Independent Colleges (Allied                                                                         -------
             Irish Bank PLC LOC),
             3.15%, 4/1/99                                 2,400                SOUTH DAKOTA - 0.5%
    30,200   Pennsylvania Higher Educational Facilities                 8,410   South Dakota Economic Development
             Authority Revenue Bond, Series C,                                  Finance Authority VRDN, Series 1996 (AMT),
             University of Pennsylvania Health Services,                        Hastings Filters, Inc. Project (Harris Trust &
             3.20%, 4/7/99                                30,200                Savings Bank LOC), 3.10%, 4/7/99               8,410
     9,900   Pennsylvania Intergovernmental                                     South Dakota Housing Development
             Cooperative Authority Special Tax TOB,                             Authority Homeowner Mortgage VRDN
             Series BTP-289, 3.20%, 4/7/99                 9,900                (AMT), Merrill P-Floats
     6,145   Philadelphia Airport Revenue TOB,                            240     Series PA-119, 3.12%, 4/7/99                   240
             Series BTP-317, 3.20%, 4/7/99                 6,145        4,375     Series PT-73-A, 3.07%, 4/7/99                4,375
     4,000   Pittsburgh Urban Redevelopment Authority                                                                        -------
             Bonds, Series C (AMT), 3.20%, 12/1/99         4,000                                                              13,025
     2,025   Washington County IDA Revenue VRDN                                                                              -------
             (AMT), Accutrex Products, Inc. Project
             (Mellon Bank LOC), 3.45%, 4/7/99              2,025                TENNESSEE - 3.7%
                                                        --------        1,400   Dickson County IDR VRDN, Series 1996
                                                         115,840                (AMT), Tennessee Bun Co. LLC Project
                                                        --------                (PNC Bank LOC), 3.25%, 4/7/99                  1,400
                                                                        6,000   Jackson City Waste Facilities IDR VRDN,
             SOUTH CAROLINA - 1.0%                                              Series 1995 (AMT), Florida Steel Corp.
     5,400   Cherokee County IDR VRDN, Series 1989                              Project (NationsBank LOC),
             (AMT), Oshkosh Truck Corp. Project                                 3.10%, 4/7/99                                  6,000
             (NationsBank LOC), 3.15%, 4/7/99              5,400        5,000   Metropolitan Government Nashville &
     1,000   Florence County Public Facilities Corp.                            Davidson Counties Health & Education
             Bonds, Law Enforcement Project-Civic                               Facilities Board Revenue VRDN, Series A
             Center (AMBAC Insured), 7.60%, 3/1/00         1,049                (AMT), Old Hickory Towers (FHLB LOC),
       200   Lexington County IDA PCR VRDN,                                     3.25%, 4/7/99                                  5,000
             Series A, Allied-Signal Project (Allied-Signal             2,000   Morristown City IDR VRDN, Series 1997,
             Corp. Gtd.), 3.10%, 4/7/99                      200                BOS Automotive Products, Inc. (Bayerische
       900   Lexington County Pollution Control                                 Vereinsbank LOC), 3.20%, 4/7/99                2,000
             Facilities Revenue Bond, Series A, Allied-                23,175   Nashville & Davidson Counties Electric
             Signal Project, 3.10%, 4/7/99                   900                Revenue VRDN, Citicorp Eagle Trust,
     5,200   South Carolina Jobs Economic                                       3.11%, 4/7/99                                 23,175
             Development Authority (AMT), Greenville                    4,000   Nashville & Davidson Counties
             YMCA Project (NationsBank LOC),                                    Health & Education Facilities Board
             3.05%, 4/7/99                                 5,200                Revenue VRDN, Series 1996-A, Adventist
     4,000   South Carolina Jobs Economic                                       Health Systems-Sunbelt (SunTrust Banks
             Development Authority Revenue VRDN                                 LOC), 3.05%, 4/7/99                            4,000
             (AMT), Virtual Image Technology                            4,590   Sevier County Public Building Authority
             (NationsBank LOC), 3.15%, 4/7/99              4,000                Local Government Public Improvement
                                                                                Bonds, Series E-2 (AMT), 3.10%, 4/7/99         4,590

See Notes to the Financial Statements.


                                                                           -----
                                                                              39
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                     VALUE    AMOUNT                                                     VALUE
(000s)                                                    (000s)    (000s)                                                    (000s)
------------------------------------------------------------------------------------------------------------------------------------
            TENNESSEE - 3.7% (CONT'D.)                                          TEXAS - 15.3% (CONT'D.)
  $ 8,400   Shelby County G.O. Bond, Series 1996 B,                   $ 6,500   Denton County Independent School
            Soc Gen Trust SGB-21 (FSA Insured),                                 District G.O., Series B (PSF of Texas Gtd.),
            3.16%, 4/7/99                                $ 8,400                3.65%, 8/15/99                               $ 6,500
            Shelby County G.O. TOB                                      3,500   El Paso City Housing Financing Corp.
    4,900     Series B BTP-263, 3.20%, 4/7/99              4,900                VRDN, Series 1993 (AMT), Viva Apartments
    4,890     Series B BTP-216, 3.17%, 6/8/99              4,890                Project (General Electric Corp. LOC),
    1,000   Shelby County Health & Educational                                  3.25%, 4/7/99                                  3,500
            Housing Facilities Board Multi-family                       7,850   Galveston County Housing Financing Corp.
            Housing Revenue VRDN, Arbor Lake                                    SFM Revenue Bond, Series PT 205, P-Floats
            Project (PNC Bank LOC),                                             (Bayerische Vereinsbank LOC),
            3.15%, 4/7/99                                  1,000                3.12%, 4/7/99                                  7,850
    8,500   Signal Mountain Health Education                            5,000   Greater Texas Student Loan Corp., Series A
            Revenue Refunding Bonds, Alexian Village                            (AMT) (SLMA LOC), 3.00%, 2/1/00                5,000
            Project, 3.30%, 2/29/00                        8,500                Gulf Coast Waste Disposal Authority
   15,000   Tennessee State HDA Optional                                        VRDN, Series 1994 (AMT), Amoco Oil Co.
            Homeownership Program, Series 3-C,                                  Project (BP Amoco PLC Gtd.)
            3.10%, 11/18/99                               15,000        1,800     3.30%, 4/1/99                                1,800
                                                         -------        3,100     3.35%, 4/1/99                                3,100
                                                          88,855        4,600     3.15%, 10/1/99                               4,600
                                                         -------       12,000   Harris County Floating Rate Receipts,
                                                                                Series SG-96, 3.07%, 4/7/99                   12,000
            TEXAS - 15.3%                                               3,400   Harris County Health Facilities
   23,535   Arlington Independent School District                               Development Corp. Methodist Hospital
            VRDN, Series 17, Reset Option Certificates                          Revenue VRDN, Series 1994 (Morgan
            (Toronto-Dominion Bank LOC),                                        Guaranty Trust LOC), 3.10%, 4/1/99             3,400
            3.16%, 4/7/99                                 23,535        9,700   Harris County Health Facilities
   11,400   Austin Airport System Revenue Bonds,                                Development Corp. Revenue Bonds,
            Series A (Morgan Guaranty Trust LOC),                               Series 6, 3.15%, 4/7/99                        9,700
            3.00%, 4/7/99                                 11,400       11,880   Harris County Toll Road Unlimited Tax
    7,425   Austin City Independent School District                             Subordinate Lien Revenue Bonds, CR138,
            Building VRDN, Series 1996 SG-68 (PSF of                            3.11%, 4/7/99                                 11,880
            Texas Gtd.), 3.07%, 4/7/99                     7,425       20,420   Harris County Toll Road Unlimited Tax
   11,900   Bastrop Independent School District G.O.                            VRDN, Series 1994 A, Citicorp Eagle Trust
            VRDN, Municipal Securities Trust Receipts,                          No. 954302, 3.11%, 4/7/99                     20,420
            Series SGB-37 (PSF of Texas Gtd.),                         15,000   Harris County VRDN, Municipal Securities
            3.16%, 4/7/99                                 11,900                Trust Receipts, Series 21, 3.25%, 4/7/99      15,000
    1,200   Brazos River Authority PCR Refunding                        3,425   Houston Independent School District G.O.
            Bond, Series 1997-B, Texas Utilities Electric                       Bond, Public Property Financing
            Co., 3.15%, 4/1/99                             1,200                Contractual Obligation, 4.50%, 7/15/99         3,433
    5,000   Calhoun County Navigation IDR VRDN                         12,000   Hurst, Euless & Bedford Independent
            (AMT), Formosa Plastics Corp. U.S.A.                                School Districts Floating Rate Receipts,
            (BankAmerica Corp. LOC), 3.05%, 4/7/99         5,000                Series PT-1050, 3.07%, 4/7/99                 12,000
    5,935   Dallas Area Rapid Transit Sales Tax CP                      6,000   Hurst, Euless & Bedford Independent
            Notes, Series A, 2.80%, 6/11/99                5,935                School Districts Floating Rate Receipts,
   28,995   Dallas G.O. Refunding Bonds, Morgan                                 Series SG-98 (PSF of Texas Gtd.),
            Stanley Floating Rate Certificates, Series 93,                      3.07%, 4/7/99                                  6,000
            3.08%, 4/7/99                                 28,995

See Notes to the Financial Statements.


-----
40
-----

                                                    NORTHERN FUNDS Annual Report


SCHEDULES OF INVESTMENTS MARCH 31, 1999

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                     VALUE    AMOUNT                                                     VALUE
(000s)                                                    (000s)    (000s)                                                    (000s)
------------------------------------------------------------------------------------------------------------------------------------
             TEXAS - 15.3% (CONT'D.)                                             UTAH - 0.7%
   $ 7,245   Pearland City Independent School District                 $ 5,400   Intermountain Power Supply Revenue
             G.O., Series 1997 SG-106 (PSF of Texas                              Bonds, Municipal Securities Trust Receipts,
             Gtd.), 3.07%, 4/7/99                       $  7,245                 Series SG-6, 3.07%, 4/7/99                  $ 5,400
    18,425   Port Arthur Navigation District Revenue                     2,715   Salt Lake City PCR Bonds, Amoco
             VRDN (AMT), Fina Oil & Chemical Co.                                 Standard Oil Industry Project,
             Project, 3.35%, 4/1/99                       18,425                 3.45%, 4/1/99                                 2,715
     5,000   Port Arthur Navigation District Revenue                     9,850   State of Utah TOC, Series BTP-303,
             VRDN (AMT), BASF Corp. Project,                                     3.20%, 4/7/99                                 9,850
             3.35%, 4/1/99                                 5,000                                                             -------
             Port of Corpus Christi Solid Waste Disposal                                                                      17,965
             VRDN, Koch Refining Co. Project (AMT)                                                                           -------
    25,000     3.15%, 4/7/99                              25,000
    13,750     Series 1996, 3.15%, 4/7/99                 13,750                 VIRGINIA -  2.3%
     1,230   Richardson City Independent School                          4,000   Botetourt County IDR VRDN (AMT),
             District G.O. Refunding Bonds,                                      Valley Forge Co. Project (Harris Trust &
             4.75%, 2/15/00                                1,248                 Savings Bank LOC), 3.15%, 4/7/99              4,000
     9,000   Richardson City Independent School                          9,500   Grant County Waste Disposal Revenue
             District TRAN, 4.00%, 8/27/99                 9,015                 Bonds, Series 1996 (AMT), Virginia
     4,400   Sabine River Authority PCR Bond,                                    Electric Power Co. Project,
             Series B, Texas Utilities Electric Co.                              3.15%, 7/15/99                                9,500
             (AMBAC Insured), 3.35%, 4/1/99                4,400         3,900   Halifax County IDA VRDN, Series 1998
    10,000   San Antonio City Electric & Gas System                              (AMT), D-Scan, Inc. Project (NationsBank
             Revenue Bonds, Merrill Lynch Trust                                  LOC), 3.10%, 4/7/99                           3,900
             Receipts SG-105, 3.07%, 4/7/99               10,000        12,300   Norfolk City G.O. VRDN, Citicorp Eagle
     5,000   San Antonio City Electric & Gas System                              Trust No. 944601, 3.16%, 4/7/99              12,300
             Revenue Bonds, Series A, Municipal Trust                   15,615   Virginia State G.O. VRDN, Series 1994,
             Certificates, No. 32, 3.21%, 4/7/99           5,000                 Citicorp Eagle Trust No. 954601,
     9,880   San Antonio City Electric & Gas System                              3.11%, 4/7/99                                15,615
             Revenue Bonds, Series SG-107, Municipal                     9,385   Virginia State HDA Commonwealth
             Securities Trust Receipts, 3.07%, 4/7/99      9,880                 Mortgage TOB, Series BTP-196,
     6,600   San Antonio Independent School District                             3.25%, 4/7/99                                 9,385
             ROC, Series 30, 3.16%, 4/7/99                 6,600                                                             -------
    11,210   Sherman Independent School District                                                                              54,700
             G.O., Series 1985 A, SG-80 (PSF Gtd.),                                                                          -------
             3.07%, 4/7/99                                11,210
     5,000   State of Texas TRAN,                                                WASHINGTON - 3.3%
             4.50%, 8/31/99                                5,033         2,850   Algona Economic Development Corp.
     6,220   Texas Department of Housing and                                     (AMT), Peter Pan Seafoods Project (Seattle
             Community Affairs SFM VRDN, Series                                  First National Bank LOC),
             PA-128 (AMT), 3.23%, 4/7/99                   6,220                 3.05%, 4/7/99                                 2,850
     5,200   Texas Water Development Board Revenue                       5,700   Grandview City Public Corp. IDR VRDN,
             Bonds, Municipal Trust Certificates No. 19,                         Series 1989 (AMT), Shonan USA Project
             Series A, 3.21%, 4/17/99                      5,200                 (BankAmerica Corp. LOC),
                                                        --------                 3.05%, 4/7/99                                 5,700
                                                         364,799         1,200   Kent City Economic Development Corp.
                                                        --------                 IDR VRDN, Associated Grocers Project
                                                                                 (BankAmerica Corp. LOC),
                                                                                 3.72%, 4/7/99                                 1,200

See Notes to the Financial Statements.


                                                                           -----
                                                                              41
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                     VALUE    AMOUNT                                                     VALUE
(000s)                                                    (000s)    (000s)                                                    (000s)
------------------------------------------------------------------------------------------------------------------------------------
             WASHINGTON - 3.3% (CONT'D.)                                         WISCONSIN - 2.9% (CONT'D.)
   $ 5,340   Seattle City Municipal Light & Power                      $ 4,290   Pewaukee IDR VRDN, Series 1992
             Revenue TOB, Series BTP-272,                                        (AMT), HUSCO International, Inc. Project
             3.17%, 6/8/99                               $ 5,340                 (Bank One LOC), 3.05%, 4/7/99               $ 4,290
    17,519   Washington Public Power Supply System                      10,500   Racine Unified School District
             Revenue Bonds, Series 1990 B, Nuclear                               Revenue Bond, 4.00%, 7/7/99                  10,511
             Project No. 2, BTP-85,                                      2,800   Rhinelander School District TRAN,
             Prerefunded, 3.15%, 8/26/99                  17,519                 3.75%, 9/30/99                                2,807
    21,200   Washington Public Power Supply System                       6,000   River Falls School District BAN,
             Revenue Bonds, Series 1994, Citicorp Eagle                          3.75%, 11/1/99                                6,025
             Trust, 3.21%, 4/7/99                         21,200         6,500   Waupaca School District BAN,
     3,500   Washington Public Power Supply System                               3.20%, 12/1/99                                6,505
             Revenue Refunding Bond, Series A,                           1,830   Wisconsin Health and Education Revenue
             Nuclear Project No. 2, 6.20%, 7/1/99          3,524                 Bond, Series 1994 A, Sinai Samaritan
     4,900   Washington State Housing Finance                                    Medical Center Project (M&I Bank LOC),
             Commission Single Family Program VRDN,                              3.10%, 4/7/99                                 1,830
             Series 1A-S (AMT), 3.00%, 2/1/00              4,900         4,235   Wisconsin Health and Education Revenue
     6,065   Washington State Refunding TOC,                                     Bond, Series 1997, Froedtert Memorial
             BTP-101, 3.20%, 4/7/99                        6,065                 Lutheran Hospital Trust (M&I Bank LOC),
     9,575   Washington State TOC, Series BTP-125,                               3.10%, 4/7/99                                 4,235
             3.20%, 4/7/99                                 9,575         5,000   Wisconsin Housing and Economic
                                                         -------                 Development Authority Revenue Floating
                                                          77,873                 Rate Trust Receipts, Series 1997 FR/RI-18
                                                         -------                 (AMT), 3.20%, 4/7/99                          5,000
                                                                        11,125   Wisconsin Housing and Economic
             WEST VIRGINIA - 0.4%                                                Development Authority Revenue TOB,
     1,300   Brooke County IDR, Series 1997 (AMT),                               Home Ownership Revenue Program,
             Star-Kist Foods, Inc. Project (H.J. Heinz Co.                       3.10%, 9/1/99                                11,125
             Gtd.), 3.25%, 4/7/99                          1,300         8,210   Wisconsin State G.O. Bond,
             Marion County Solid Waste Disposal                                  Series D (AMT), 3.17%, 6/8/99                 8,210
             Facilities Revenue VRDN (AMT), Granttown                                                                        -------
             Project (National Westminster Bank LOC)                                                                          68,350
     2,900     Series B, 3.10%, 4/7/99                     2,900                                                             -------
     2,500     Series C, 3.10%, 4/7/99                     2,500
     2,000   Ritchie County IDR VRDN (AMT),                                      WYOMING - 0.4%
             Simonton Building Products, Inc. Project                   10,710   Wyoming Community Development
             (PNC Bank LOC), 3.25%, 4/7/99                 2,000                 Authority SFM Bonds, Series H (AMT),
                                                         -------                 BTP-198, 3.30%, 4/7/99                       10,710
                                                           8,700                                                             -------
                                                         -------
                                                                                 MULTIPLE STATES POOLED SECURITIES - 2.5%
             WISCONSIN - 2.9%                                           16,000   Greystone County Variable Rate Senior
     2,500   Luxemburg-Casco School District BAN,                                Certificate Trust, Series 1998-1
             3.60%, 12/15/99                               2,503                 (Credit Suisse First Boston LOC),
     2,950   Milwaukee City Redevelopment VRDN,                                  3.20%, 4/7/99                                16,000
             Series 1996 (AMT), Starline Manufacturing,                 36,020   Pooled Puttable Float Options (AMT),
             Inc. (Harris Trust & Savings Bank LOC),                             PPT-7D (Backed by Various Housing
             3.15%, 4/7/99                                 2,950                 Agencies), 3.375%, 2/10/00                   36,020
     2,350   Mukwonago School District BAN,
             3.75%, 11/1/99                                2,359

See Notes to the Financial Statements.


-----
42
-----

                                                    NORTHERN FUNDS Annual Report


SCHEDULES OF INVESTMENTS MARCH 31, 1999

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                     VALUE
(000s)                                                    (000s)
------------------------------------------------------------------
             MULTIPLE STATES POOLED SECURITIES - 2.5% (CONT'D.)
    $8,000   Pooled Puttable Float Option (AMT),
             Series PT6 (Backed by Various Housing
             Agencies), 3.90%, 7/8/99                 $    8,000
     1,720   Pooled Puttable VRDN, Series PPT2
             (Backed by Alaska HFA & South Dakota
             HDA), 3.01%, 4/1/99                           1,720
                                                      ----------
                                                          61,740
                                                      ----------

             Total Municipal Investments
             (cost $2,302,901)                         2,302,901
                                                      ----------

NUMBER
OF SHARES
(000s)
---------

             OTHER - 0.8%

     6,326   AIM Tax Free Money Market Fund                6,326
       800   Dreyfus Tax-Exempt Cash
             Management Fund                                 800
     1,571   Federated Tax Free Trust Money Market
             Fund No. 15                                   1,571
       500   Federated Tax Free Trust Money Market
             Fund No. 73                                     500
     8,760   Provident Municipal Cash Fund (AMT)           8,760
       916   Provident Municipal Fund                        916
                                                      ----------

             Total Other
             (cost $18,873)                               18,873
                                                      ----------

             Total Investments - 97.4%
             (cost $2,321,774)                         2,321,774

             Other Assets less Liabilities - 2.6%         62,256
                                                      ----------

             NET ASSETS - 100.0%                      $2,384,030
                                                      ==========







See Notes to the Financial Statements.



                                                                           -----
                                                                              43
                                                                           -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

CALIFORNIA MUNICIPAL MONEY MARKET FUND

PRINCIPAL                                                          PRINCIPAL
AMOUNT                                                  VALUE      AMOUNT                                               VALUE
(000s)                                                  (000s)     (000s)                                               (000s)
--------------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL INVESTMENTS - 98.3%                                    CALIFORNIA - 93.3% (CONT'D.)
                                                                   $  1,000     California Pollution Control Finance
               CALIFORNIA - 93.3%                                               Authority Revenue Bond, Series 1997 A
  $  7,000     California HFA Home Mortgage Housing                             (AMT), ARCO Project (Atlantic Richfield
               Revenue Variable Rate Certificates,                              Co. Gtd.), 2.80%, 4/7/99               $  1,000
               Series 1998 R (AMT) (MBIA Insured),                    3,000     California Pollution Control Finance
               3.50%, 8/20/99                          $ 7,000                  Authority Revenue Bond, Series 1997 A,
     1,640     California HFA Home Mortgage Revenue                             Pacific Gas & Electric Co.
               FRN, Merrill P-Floats PT-14,                                     (Toronto-Dominion Bank LOC),
               Series 1993-B, 2.85%, 4/7/99              1,640                  3.00%, 4/1/99                             3,000
     1,550     California HFA Housing Revenue Bond,                   7,300     California Pollution Control Finance
               Series 1990 A, Sutter Health (Morgan                             Authority Revenue Bond, Series 1997 B
               Guaranty Trust LOC), 3.00%, 4/1/99        1,550                  (AMT), Air Products Manufacturing Co.
     1,500     California HFA Housing Revenue FRN,                              (Air Products & Chemicals Corp. Gtd.),
               Merrill P-Floats PT-40D (AMT),                                   2.90%, 4/7/99                             7,300
               2.90%, 4/7/99                             1,500        3,600     California Pollution Control Finance
       280     California HFA Housing Revenue FRN,                              Authority Revenue Bond, Series A (AMT),
               Merrill P-Floats PT-56 (AMT),                                    Pacific Gas & Electric Co. (Union Bank
               2.90%, 4/7/99                               280                  of Switzerland AG LOC), 2.70%, 4/7/99     3,600
     7,485     California HFA Housing Revenue FRN,                    7,455     California State Department of Water
               Series A-2 PT-258 (AMT),                                         Resources and Sewer VRDN, ML/SG
               2.95%, 1/13/00                            7,485                  Muni Trust, Series SG-5, CVP,
     7,125     California HFA Housing Multifamily                               2.85%, 4/7/99                             7,455
               Revenue FRN, Series III-D A (AMT)                      2,000     California State Economic Development
               (Morgan Guaranty Trust LOC),                                     Finance Authority IDR Bond, Series 1998
               2.95%, 4/7/99                             7,125                  (AMT), Lion Raisins Project (BankAmerica
    12,000     California HFA Kaiser Permanente IDR                             Corp. LOC), 2.80%, 4/7/99                 2,000
               FRN, Morgan Stanley Muni Trust,                        1,050     California State Economic Development
               Series 1998-26 (FSA Insured),                                    Finance Authority IDR VRDN, Series 1996,
               2.91%, 4/7/99                            12,000                  Volk Enterprises, Inc. (Harris Bank Corp.
     2,900     California HFA Multi-Unit Housing                                Gtd.), 2.75%, 4/7/99                      1,050
               Revenue FRN, Series 92A CR-231                         1,100     California State Economic Development
               (MBIA Insured), 2.95%, 5/1/99             2,900                  Finance Authority, Series 1998 A,
               California HFA Revenue Bonds, Catholic                           California Independent Systems
               Healthcare West                                                  Operator Corp. (BankAmerica Corp. LOC),
     2,500       Series 1995 D (MBIA Insured),                                  3.00%, 4/1/99                             1,100
                 2.70%, 4/7/99                           2,500       20,095     California State G.O., BankAmerica Corp.
     3,300       Series 1996 D (MBIA Insured),                                  Variable Rate Certificate, Series 1997 H
                 2.70%, 4/7/99                           3,300                  (Colld. by U.S. Government Securities),
     2,400       Series 1997 B (MBIA Insured),                                  3.11%, 4/7/99                            20,095
                 2.70%, 4/7/99                           2,400                  California State G.O., Citibank TOB
     8,700     California Pollution Control Finance                             (FGIC Insured)
               Authority PCR Bond, Series F, Pacific                  1,500       Series 5027 C, 2.91%, 4/1/99            1,500
               Gas & Electric Co. (Banque Nationale                   6,200       Series CR-152, 2.91%, 4/1/99            6,200
               de Paris LOC), 3.00%, 4/1/99              8,700        1,945     California State G.O. Refunding Bond,
                                                                                East Bay Regional Park District,
                                                                                2.79%, 9/1/99                             1,956


See Notes to the Financial Statements.

-----
44
-----

                                                 NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                   VALUE      AMOUNT                                                VALUE
(000s)                                                   (000s)     (000s)                                                (000s)
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 93.3% (CONT'D.)                                     CALIFORNIA - 93.3% (CONT'D.)
   $ 2,400     California State G.O., Series A,                     $ 1,625     Eastern Metropolitan Water District
               2.50%, 5/20/99                          $  2,400                 of California COP (Colld. by U.S.
     1,200     California State G.O., Weekly Option,                            Government Securities),
               Series CR-153, 3.75%, 4/1/99               1,200                 2.71%, 11/1/99                          $  1,663
     3,415     California State G.O., Weekly Put TOCR                 3,000     Fontana Unified School District TRAN
               (MBIA Insured), 2.95%, 4/7/99              3,415                 1998-99, 3.61%, 7/9/99                     3,003
     4,200     California State Housing Revenue Bond,                 1,100     Foothill/Eastern Transportation Corridor
               Series 1996-6A, Clipper Trust Certificates                       Agency Toll Road Revenue Bonds,
               (AMT) (Colld. by FNMA                                            Series 1995 B (Morgan Guaranty Trust
               Securities), 3.23%, 6/1/99                 4,200                 LOC), 2.70%, 4/7/99                        1,100
       700     California State PCR Bond, Series C,                   4,000     Grossmont Unified High School District
               Southern California Edison Project                               COP (FSA Insured), 4.00%, 9/1/99           4,024
               (Southern California Edison Corp. Gtd.),               3,000     Irvine Ranch Consolidated Water
               3.30%, 4/1/99                                700                 Districts 2, 102, 103 & 206 Water
     2,400     California State PCR Bond, Southern                              and Sewer FRN, Series 1993 B
               California Edison Project (Southern                              (Morgan Guaranty Trust LOC),
               California Edison Corp. Gtd.),                                   3.00%, 4/1/99                              3,000
                 Series A, 3.30%, 4/1/99                    400       5,700     Irvine Ranch Consolidated Water
                 Series D, 3.30%, 4/1/99                  2,000                 Districts 105, 140, 240 & 250,
     5,000     California State RAN, 3.15%, 6/30/99       5,010                 Series 95 (Commerzbank A.G. LOC),
     3,000     California State Various Purpose                                 3.00%, 4/1/99                              5,700
               G.O. Bonds, Merrill Floating Rate                      2,500     Irvine Ranch Water District Revenue
               Receipts SG-91 (FGIC Insured),                                   Bond, Series 1985 (Landesbank Hessen
               2.90%, 4/7/99                              3,000                 Thuringen Girozentra LOC), 3.00%,
     3,500     California Statewide Community                                   4/1/99                                     2,500
               Development Authority IDR Bonds,                       1,650     Irvine Ranch Water District Revenue
               Series 1998 A (AMT), A & B Die                                   Bonds, Series 1985 (Landesbank Hessen
               Casting Co. (BankAmerica Corp.                                   Thuringen Girozentra LOC), 3.00%,
               LOC), 2.85%, 4/7/99                        3,500                 4/1/99                                     1,650
     4,600     California Statewide Community                         3,200     Kern County Public Facilities Project COP,
               Development Authority Multifamily                                Series A (Swiss Bank LOC), 2.70%, 4/7/99   3,200
               Housing Revenue Bond, Series S (AMT),                            Limited Obligation Improvement Bond,
               Concord Green Apartments (FHLB LOC),                   1,800     Irvine City Assessment District 87-8
               3.05%, 4/7/99                              4,600                 (KBC Bank of Nevada LOC),
    17,100     California Statewide Community                                   3.00%, 4/1/99                              1,800
               Development Authority TRAN,                                      Limited Obligation Improvement Bond,
               Series 1998-99, 2.90%, 4/7/99             17,100       1,800     Irvine City Assessment District 97-17
     2,300     Chula Vista IDR Bond, Series 1996 A,                             (Hypo Vereinsbank LOC), 3.00%, 4/1/99      1,800
               San Diego Gas & Electric Co.,                                    Livermore Multifamily Housing Revenue
               3.00%, 4/1/99                              2,300       2,700     Bond, Series A (AMT), Portola Meadows
    10,200     Chula Vista IDR Bond, Series 1996 B                              Apartments (BankAmerica Corp. LOC),
               (AMT), San Diego Gas & Electric Co.,                             2.80%, 4/7/99                              2,700
               3.35%, 4/1/99                             10,200                 Long Beach TRAN, Series 1998-99,
    17,785     Contra Costa County Home Mortgage                      3,000     3.12%, 10/5/99                             3,013
               Revenue Variable Rates Certificates,                             Los Angeles City Multifamily Housing
               Series 1997 C (Colld. by                               1,700     Revenue Refunding Bond, Series 1995 D
               U.S. Government Securities),                                     (AMT), Coral Wood Court Project (Union
               3.11%, 4/7/99                             17,785                 Bank of California LOC), 3.40%, 4/7/99     1,700


See Notes to the Financial Statements.
                                                                        -----
                                                                           45
                                                                        -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

PRINCIPAL                                                            PRINCIPAL
AMOUNT                                                     VALUE     AMOUNT                                                   VALUE
(000s)                                                    (000s)     (000s)                                                   (000s)
------------------------------------------------------------------------------------------------------------------------------------
             CALIFORNIA - 93.3% (CONT'D.)                                       CALIFORNIA - 93.3% (CONT'D.)
  $  7,246   Los Angeles City Subordinate Tax                        $  1,020   Riverside County Multifamily Housing
             Allocation IDR FRN, BTP-129 (Colld. by                             Revenue FRN, Series A, Ambergate
             U.S. Government Securities),                                       Apartments (Union Bank of California
             3.15%, 4/7/99                              $  7,246                LOC), 2.95%, 4/7/99                         $  1,020
     7,705   Los Angeles City Unlimited G.O. FRN,                       1,800   Riverside County Public Facilities
             Series A (FGIC Insured), 3.06%, 4/7/99        7,705                Project COP, Series B (National Westminster
     7,575   Los Angeles Community Development                                  PLC LOC), 2.75%, 4/7/99                        1,800
             VRDN, Promenade Towers (Barclays Bank                      8,345   Riverside County School Finance Authority
             LOC), 2.95%, 4/7/99                           7,575                RAN, Series A, 2.90%, 7/30/99                  8,345
     1,525   Los Angeles Convention and Exhibition                      2,500   Riverside County TRAN, Series 1998-99,
             Center Revenue VRDN, Merrill P-Floats,                             4.44%, 9/30/99                                 2,518
             Series 1993 PA-88 (MBIA Insured),                          1,500   Sacramento-Yolo Port District VRDN,
             2.85%, 4/7/99                                 1,525                Series 1997 A (AMT), California Free Trade
             Metropolitan Water District of Southern                            Zone Project (Wells Fargo & Co. LOC),
             California CP, Series B                                            2.85%, 4/7/99                                  1,500
    10,400     2.90%, 6/7/99                              10,400        2,050   San Bernardino County Housing Authority
     3,200     3.00%, 6/8/99                               3,200                Revenue FRN, Series A, Brookside Meadows
     1,000   Northwest Irvine Limited Obligation                                Multifamily Housing (Chase Manhattan
             Improvement Bond, Irvine City Assessment                           Bank N.A. LOC), 2.80%, 4/7/99                  2,050
             District 97-16 (Soc Gen LOC),                              3,000   San Francisco City and County Airport
             3.00%, 4/1/99                                 1,000                Commission International Airport Revenue
     1,500   Ontario IDA Revenue Bond, L.D. Brinkman                            FRN (AMT), Susquehanna Structured
             & Co. Project (Union Bank of California                            Projects SSP-4 (AMBAC Insured),
             LOC), 3.10%, 4/1/99                           1,500                3.05%, 4/7/99                                  3,000
    10,080   Orange County Apartment Development                        3,175   San Francisco City and County Variable
             Housing Revenue FRN, Series 1992 B,                                Rate Certificates, Series 1996-AA6 (FGIC
             Aliso Creek Project (Wells Fargo & Co.                             Insured), 3.06%, 4/7/99                        3,175
             LOC), 3.10%, 4/7/99                          10,080        7,610   San Marcos City Public Facility Authority
     4,000   Orange County Apartment Development                                Revenue Bond, Series BTP-188, Civic
             Housing Revenue FRN, Wood Canyon Villas                            Center Projects (Colld. by U.S.
             Issue B of 1991 (BankAmerica Corp. LOC),                           Government Securities),
             2.85%, 4/7/99                                 4,000                3.11%, 8/31/99                                 7,610
     2,400   Orange County COP Consolidated Sanitation                    645   Santa Clara County Housing Authority
             Districts 1-3, 5-7, 11, 13 &14 Water and                           Multifamily VRDN, Series A (AMT),
             Sewer FRN (National Westminster PLC LOC),                          Avenida Espana Gardens (Union Bank of
             3.00%, 4/1/99                                 2,400                California LOC), 3.10%, 4/7/99                   645
       900   Orange County Limited Obligation                           1,000   Tustin Limited G.O. Improvement Bond,
             Improvement Bond, Irvine Coast                                     Series A, Reassessment District 95-2
             Assessment District 88-1 (Soc Gen LOC),                            (KBC Bank of Nevada LOC),
             3.00%, 4/1/99                                   900                3.00%, 4/1/99                                  1,000
     4,390   Regents of the University of California                   10,000   Ventura County TRAN, Series 1998-99,
             Refunding Revenue Bonds, Series C, ML/SG                           2.90%, 4/7/99                                 10,000
             Muni Trust SG-24 (AMBAC Insured),                          3,000   Whittier Union High School District
             2.85%, 4/7/99                                 4,390                TRAN, 3.55%, 6/30/99                           3,005

See Notes to the Financial Statements.


-----
46
-----

                                                  NORTHERN FUNDS Annual Report


SCHEDULES OF INVESTMENTS  MARCH 31, 1999

CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                             VALUE
(000s)                                             (000s)
--------------------------------------------------------------

               CALIFORNIA - 93.3% (CONT'D.)
    $2,000     Yucaipa-Calimesa Joint Unified
               School District TRAN, Series
               1998-99, 3.55%, 6/30/99          $    2,002
                                                ----------
                                                   338,890
                                                ----------
               PUERTO RICO - 5.0%
               Government Development Bank for Puerto
               Rico Tax-Exempt CP
     3,400       2.65%, 5/20/99                      3,400
     7,000       2.85%, 5/20/99                      7,000
     3,000     Puerto Rico Commonwealth Highway
               and Transportation Authority
               Transportation Revenue Bond,
               Series A (AMBAC Insured),
               2.65%, 4/7/99                         3,000
     4,500     Puerto Rico Commonwealth TRAN,
               Series 1998, 2.88%, 7/30/99           4,508
                                                ----------
                                                    17,908
                                                ----------

               Total Municipal Investments
               (cost $356,798)                     356,798
                                                ----------
Number
of Shares
(000s)
---------

               OTHER - 0.1%

       313     Federated Tax-Exempt
               Money Market Fund No. 80                313
       255     Provident Institutional California
               Money Fund                              255
                                                ----------
               Total Other
               (cost $568)                             568
                                                ----------
               Total Investments - 98.4%
               (cost $357,366)                     357,366

               Other Assets less
               Liabilities - 1.6%                    5,684
                                                ----------
               NET ASSETS - 100.0%              $  363,050
                                                ==========



See Notes to the Financial Statements.


                                                                           -----
                                                                              47
                                                                           -----

STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 1999

FIXED INCOME FUNDS

                                                                                                         FLORIDA
                                                                 U.S.            INTERMEDIATE         INTERMEDIATE         FIXED
AMOUNTS IN THOUSANDS,                                           GOV'T.            TAX-EXEMPT           TAX-EXEMPT         INCOME
EXCEPT PER SHARE DATA                                            FUND                FUND                 FUND             FUND
-------------------------------------------                     ------           ------------         ------------        ------
ASSETS:
   Investments, at value (cost $267,088, $327,809,
     $35,881, $278,225, $231,893, $74,940,
     $13,595, $10,879 and $41,908, respectively)               $266,047           $335,456              $36,283           $274,191
   Cash and foreign currencies                                        4                 --                   --                 56
   Income receivable                                              2,300              4,447                  628              2,832
   Receivable for securities sold                                   278              9,973                  233                 --
   Receivable for fund shares sold                                   --                594                   --                416
   Receivable from Adviser                                            4                  3                    2                  4
   Prepaid and other assets                                          20                 21                    6                 18
-----------------------------------------------------------------------------------------------------------------------------------
         Total Assets                                           268,653            350,494               37,152            277,517
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Overdraft                                                         --                  5                   --                 --
   Dividends payable                                                102                109                   11                118
   Payable for securities purchased                                  --              5,271                   --              1,698
   Payable for fund shares redeemed                                 217                215                   --                485
   Accrued investment advisory fees                                  33                 40                    4                 34
   Accrued administration fees                                       28                 32                    2                 28
   Accrued custody and accounting fees                                4                  5                    1                  4
   Accrued transfer agent fees                                        4                  6                    1                  4
   Accrued registration fees and other liabilities                   23                 22                   12                 38
-----------------------------------------------------------------------------------------------------------------------------------
         Total Liabilities                                          411              5,705                   31              2,409
-----------------------------------------------------------------------------------------------------------------------------------
   Net Assets                                                  $268,242           $344,789              $37,121           $275,108
===================================================================================================================================
ANALYSIS OF NET ASSETS:
   Capital stock                                               $268,480           $336,455              $36,585           $277,437
   Accumulated undistributed (distributions in
      excess of) net investment income                              364                 77                   --               (112)
   Accumulated undistributed net realized gains
      (losses) on investments, forward foreign
      currency contracts and foreign currency
      transactions                                                  439                610                  134              1,817
   Net unrealized appreciation (depreciation)
      on investments                                             (1,041)             7,647                  402             (4,034)
   Net unrealized losses on translation of assets and
      liabilities denominated in foreign currencies                  --                 --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
   Net Assets                                                  $268,242           $344,789              $37,121           $275,108
===================================================================================================================================
SHARES OUTSTANDING ($.0001 PAR VALUE,
   UNLIMITED AUTHORIZATION)                                      26,697             33,288                3,544             27,117

NET ASSET VALUE, REDEMPTION AND
   OFFERING PRICE PER SHARE                                      $10.05             $10.36               $10.47             $10.15
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.


-----
48
-----

                                                    NORTHERN FUNDS Annual Report

                                                     INT'L.                             HIGH YIELD
                                CALIFORNIA            FIXED           HIGH YIELD          FIXED
            TAX-EXEMPT          TAX-EXEMPT           INCOME            MUNICIPAL          INCOME
              FUND                FUND                FUND               FUND              FUND
            ----------          ----------           ------           ----------        ----------

             $237,742            $76,124            $13,998            $10,868            $42,176
                   --                  1                 54                  1                  1
                2,700              1,049                264                 84                441
                5,016                 --                 --                 --                 --
                   65                169                 --                 --                631
                    3                  2                  3                 11                 12
                   17                  6                 11                  9                  9
---------------------------------------------------------------------------------------------------
              245,543             77,351             14,330             10,973             43,270
---------------------------------------------------------------------------------------------------

                2,000                 --                 --                 --                 --
                   76                 23                 --                 --                 --
               15,499                 --                 --                900              2,360
                   64                 38                 26                 --                 --
                   26                  9                  2                  1                  5
                   20                  7                  1                 --                  1
                    3                  4                  5                  2                  2
                    4                  1                 --                 --                  1
                   28                 20                 11                 37                 37
---------------------------------------------------------------------------------------------------
               17,720                102                 45                940              2,406
---------------------------------------------------------------------------------------------------
             $227,823            $77,249            $14,285            $10,033            $40,864
===================================================================================================

             $221,158            $75,898            $13,900            $10,037            $40,537

                  (66)                --                 14                  7                 59



                  882                167                (22)                --                 --

                5,849              1,184                403                (11)               268

                   --                 --                (10)                --                 --
---------------------------------------------------------------------------------------------------
             $227,823            $77,249            $14,285            $10,033            $40,864
===================================================================================================

               21,442              7,095              1,376              1,002              4,044


             $  10.63            $ 10.89            $ 10.38            $ 10.01            $ 10.10
---------------------------------------------------------------------------------------------------



                                                                           -----
                                                                              49
                                                                           -----

STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 1999

FIXED INCOME FUNDS

                                                                                          FLORIDA
                                                   U.S.           INTERMEDIATE         INTERMEDIATE         FIXED
                                                  GOV'T.           TAX-EXEMPT           TAX-EXEMPT         INCOME
AMOUNTS IN THOUSANDS                               FUND               FUND                 FUND             FUND
--------------------                              -----           ------------         ------------        ------
INVESTMENT INCOME:
   Interest income                               $14,232            $14,773               $1,323           $14,137
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees                        1,896              2,403                  212             1,753
   Administration fees                               379                481                   42               351
   Transfer agent fees                               253                320                   29               234
   Custody and accounting fees                        86                103                   49                84
   Registration fees                                  28                 25                   18                42
   Professional fees                                  21                 22                    9                21
   Amortization of organization costs                 14                 23                   --                11
   Trustees' fees and expenses                         7                  8                    3                 7
   Other                                              15                 19                    5                13
-------------------------------------------------------------------------------------------------------------------
   Total Expenses                                  2,699              3,404                  367             2,516
      Less voluntary waivers of:
         Investment advisory fees                     --               (161)                  (7)               --
         Administration fees                        (207)              (265)                 (24)             (196)
      Less reimbursement of expenses
         by Adviser                                 (217)              (255)                 (87)             (217)
-------------------------------------------------------------------------------------------------------------------
      Net Expenses                                 2,275              2,723                  249             2,103
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                             11,957             12,050                1,074            12,034
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
   Net realized gains (losses) on:
      Investments                                  6,337              2,609                  380             7,776
      Foreign currency transactions                   --                 --                   --                --
   Net change in unrealized appreciation
      (depreciation) on investments               (3,841)               370                  (52)           (8,977)
   Net change in unrealized losses on
      translation of assets and liabilities
      denominated in foreign currencies               --                 --                   --                --
-------------------------------------------------------------------------------------------------------------------
      Net Gains (Losses) on Investments            2,496              2,979                  328            (1,201)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                     $14,453            $15,029               $1,402           $10,833
===================================================================================================================


(1) For the period after the close of business on December 31, 1998 (commencement of operations) through March 31, 1999.
(2)   Net of $3 in non-reclaimable foreign withholding taxes.


See Notes to the Financial Statements.

-----
50
-----

                                                    NORTHERN FUNDS Annual Report

                                                     INT'L.                        HIGH YIELD
                                CALIFORNIA            FIXED           HIGH YIELD      FIXED
             TAX-EXEMPT         TAX-EXEMPT           INCOME            MUNICIPAL     INCOME
               FUND                FUND               FUND              FUND(1)      FUND(1)
             ----------         ----------         ----------          ---------   ----------
              $ 9,715             $2,731             $  867(2)             $53         $426
---------------------------------------------------------------------------------------------

                1,463                434                134                 11           42
                  293                 87                 22                  2            9
                  195                 58                 15                  1            6
                   78                 51                 77                 14           14
                   30                 16                 10                 16           17
                   20                 18                 18                 32           32
                   15                 --                  7                 --           --
                    6                  4                  3                  1            1
                   12                  9                  5                  2            1
---------------------------------------------------------------------------------------------
                2,112                677                291                 79          122

                  (98)               (29)                --                 (1)          --
                 (165)               (51)               (12)                (1)          (6)

                 (192)              (105)              (108)               (65)         (66)
---------------------------------------------------------------------------------------------
                1,657                492                171                 12           50
---------------------------------------------------------------------------------------------
                8,058              2,239                696                 41          376
---------------------------------------------------------------------------------------------


                3,000                772                 39                 --           --
                   --                 --               (168)                --           --

               (1,001)               365                789                (11)         268


                   --                 --                 (2)                --           --
---------------------------------------------------------------------------------------------
                1,999              1,137                658                (11)         268
---------------------------------------------------------------------------------------------


              $10,057             $3,376             $1,354                $30         $644
=============================================================================================



                                                                           -----
                                                                              51
                                                                           -----

STATEMENTS OF CHANGES IN NET ASSETS

FIXED INCOME FUNDS

                                                                                                                      FLORIDA
                                                                                     INTERMEDIATE                  INTERMEDIATE
                                                      U.S. GOVERNMENT                 TAX-EXEMPT                    TAX-EXEMPT
                                                           FUND                          FUND                          FUND
                                                  ----------------------        ----------------------         --------------------
                                                     YEAR        YEAR              YEAR        YEAR              YEAR       YEAR
                                                     ENDED       ENDED             ENDED       ENDED             ENDED      ENDED
                                                    MAR. 31,    MAR. 31,          MAR. 31,    MAR. 31,          MAR. 31,   MAR. 31,
AMOUNTS IN THOUSANDS                                 1999        1998              1999        1998              1999        1998
--------------------                              ----------------------        ----------------------         --------------------
OPERATIONS:
   Net investment income                         $ 11,957     $ 10,683          $ 12,050     $ 10,833           $ 1,074    $   783
   Net realized gains (losses) on investments,
      forward foreign currency contracts and
      foreign currency transactions                 6,337        1,575             2,609        1,878               380        240
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currency transactions                (3,841)       4,821               370        6,039               (52)       538
   Net change in unrealized gains (losses) on
      translation of assets and liabilities
      denominated in foreign currencies                --           --                --           --                --         --
-----------------------------------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations                 14,453       17,079            15,029       18,750             1,402      1,561
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold                                     91,913       67,042            70,405       65,294            18,721     15,147
   Shares from reinvestment of dividends            7,278          748             4,060          655               581        151
   Shares redeemed                                (56,221)     (26,587)          (27,748)     (39,967)           (7,358)    (5,548)
-----------------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Capital Share Transactions 42,970       41,203            46,717       25,982            11,944      9,750
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
   From net investment income                     (11,957)     (10,684)          (12,050)     (10,833)           (1,074)      (783)
   From net realized gains                         (6,576)        (167)           (3,436)          --              (480)        (6)
   In excess of net investment income                  --           --                --           --                --         --
   In excess of net realized gains                     --           --                --           --                --         --
-----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions Paid                    (18,533)     (10,851)          (15,486)     (10,833)           (1,554)      (789)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            38,890       47,431            46,260       33,899            11,792     10,522

NET ASSETS:
   Beginning of year                              229,352      181,921           298,529      264,630            25,329     14,807
-----------------------------------------------------------------------------------------------------------------------------------
   End of year                                   $268,242     $229,352          $344,789     $298,529           $37,121    $25,329
-----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS
   IN EXCESS OF) NET INVESTMENT INCOME           $    364     $     79          $     77     $     58           $    --    $    --
===================================================================================================================================

(1) For the period April 8, 1997 (commencement of operations) through March 31, 1998.

See Notes to the Financial Statements.

-----
52
-----

                                                    NORTHERN FUNDS Annual Report

                                                                                                      INTERNATIONAL
             FIXED                                                        CALIFORNIA                      FIXED
            INCOME                       TAX-EXEMPT                       TAX-EXEMPT                     INCOME
             FUND                           FUND                             FUND                         FUND
--------------------------         ----------------------           ---------------------         -----------------------
      YEAR          YEAR             YEAR          YEAR               YEAR         YEAR             YEAR           YEAR
      ENDED         ENDED            ENDED         ENDED              ENDED        ENDED            ENDED          ENDED
    MAR. 31,      MAR. 31,         MAR. 31,      MAR. 31,           MAR. 31,     MAR. 31,         MAR. 31,       MAR. 31,
      1999          1998             1999          1998               1999        1998(1)           1999           1998
--------------------------         ----------------------           ---------------------         -----------------------
   $ 12,034      $  8,421          $  8,058     $  6,535            $ 2,239      $   761          $   696        $   772


      7,776           465             3,000        3,166                772           16             (129)            79


     (8,977)        6,956            (1,001)       4,567                365          819              789           (139)


         --            --                --           --                 --           --               (2)             4
--------------------------------------------------------------------------------------------------------------------------

     10,833        15,842            10,057       14,268              3,376        1,596            1,354            716
--------------------------------------------------------------------------------------------------------------------------

    226,121        80,530           110,381       39,663             49,919       43,601            2,308          2,030
      7,524         1,132             4,617        1,345              1,068          125              181            233
   (132,989)      (29,639)          (52,123)     (16,734)           (14,198)      (4,617)          (2,627)        (4,701)
--------------------------------------------------------------------------------------------------------------------------

    100,656        52,023            62,875       24,274             36,789       39,109             (138)        (2,438)
--------------------------------------------------------------------------------------------------------------------------

    (11,874)       (8,216)           (7,981)      (6,458)            (2,239)        (761)            (452)          (824)
     (6,312)          (86)           (4,271)      (1,159)              (620)          (1)             (93)          (139)
       (112)          (90)              (77)         (77)                --           --               --            (66)
         --            --                --           --                 --           --              (61)            --
--------------------------------------------------------------------------------------------------------------------------
    (18,298)       (8,392)          (12,329)      (7,694)            (2,859)        (762)            (606)        (1,029)
--------------------------------------------------------------------------------------------------------------------------
     93,191        59,473            60,603       30,848             37,306       39,943              610         (2,751)

    181,917       122,444           167,220      136,372             39,943           --           13,675         16,426
--------------------------------------------------------------------------------------------------------------------------
   $275,108      $181,917          $227,823     $167,220            $77,249      $39,943          $14,285        $13,675
--------------------------------------------------------------------------------------------------------------------------

   $   (112)     $    (90)         $    (66)    $    (77)           $    --      $    --          $   14         $   (66)
==========================================================================================================================



                                                                           -----
                                                                              53
                                                                           -----

FIXED INCOME FUNDS

                                                                             HIGH YIELD
                                                   HIGH YIELD                   FIXED
                                                    MUNICIPAL                  INCOME
                                                      FUND                      FUND
                                                   ----------                ----------
                                                      YEAR                      YEAR
                                                     ENDED                     ENDED
                                                    MAR. 31,                  MAR. 31,
AMOUNTS IN THOUSANDS                                 1999(1)                   1999(1)
----------------------------------------           ----------                ----------
OPERATIONS:
   Net investment income                            $    41                   $   376
   Net change in unrealized appreciation
       (depreciation) on investments                    (11)                      268
----------------------------------------------------------------------------------------
       Net Increase in Net Assets
           Resulting from Operations                     30                       644
----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                       10,260                    40,664
   Shares from reinvestment of dividends                  1                        65
   Shares redeemed                                     (224)                     (192)
----------------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting from
          Capital Share Transactions                 10,037                    40,537
----------------------------------------------------------------------------------------

DISTRIBUTIONS PAID:
      From net investment income                        (34)                     (317)
----------------------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                         10,033                    40,864

NET ASSETS:
Beginning of year                                        --                        --
----------------------------------------------------------------------------------------
   End of year                                      $10,033                   $40,864
----------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME     $     7                   $    59
========================================================================================

(1) Commenced investment operations after the close of business on December 31, 1998.

-----
54
-----

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

FINANCIAL HIGHLIGHTS

FIXED INCOME FUNDS

                                                                           U.S. GOVERNMENT
                                                                                FUND
                                           --------------------------------------------------------------------------------
                                                    YEAR         YEAR              YEAR             YEAR            YEAR
                                                    ENDED        ENDED             ENDED            ENDED           ENDED
                                                   MAR. 31,     MAR. 31,          MAR. 31,         MAR. 31,        MAR. 31,
                                                    1999         1998              1997             1996            1995
------------------------------------------  -------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR               $  10.20      $   9.88         $  10.06          $   9.84        $  10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                             0.50          0.54             0.51              0.51            0.50
   Net realized and unrealized gains (losses)
     on investments                                  0.10          0.32            (0.11)             0.29           (0.16)
---------------------------------------------------------------------------------------------------------------------------
     Total Income from Investment Operations         0.60          0.86             0.40              0.80            0.34
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                       (0.49)        (0.53)           (0.51)            (0.51)          (0.50)
   From net realized gains                          (0.26)        (0.01)           (0.05)            (0.07)             --
   In excess of net realized gains                     --            --            (0.02)               --              --
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                       (0.75)        (0.54)           (0.58)            (0.58)          (0.50)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $  10.05      $  10.20         $   9.88          $  10.06        $   9.84
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                      6.01%         8.90%            3.98%             7.65%           3.49%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year         $268,242      $229,352         $181,921          $149,062        $116,443
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements     0.90%         0.90%            0.90%             0.90%           0.90%
     Expenses, before waivers and reimbursements     1.07%         1.07%            1.09%             1.10%           1.12%
     Net investment income, net of waivers and
        reimbursements                               4.73%         5.24%            5.19%             5.07%           5.20%
     Net investment income, before waivers
        and reimbursements                           4.56%         5.07%            5.00%             4.87%           4.98%
   Portfolio Turnover Rate                         123.75%        47.41%           83.41%           112.00%          42.29%
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.


See Notes to the Financial Statements.

                                                                           -----
                                                                              55
                                                                           -----

FIXED INCOME FUNDS

                                                                            INTERMEDIATE
                                                                             TAX-EXEMPT
                                                                                FUND
                                           -------------------------------------------------------------------------------

                                                   YEAR           YEAR             YEAR            YEAR          YEAR
                                                   ENDED          ENDED            ENDED           ENDED         ENDED
                                                  MAR. 31,       MAR. 31,         MAR. 31,        MAR. 31,      MAR. 31,
                                                   1999           1998             1997            1996          1995
-----------------------------------------  -------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR              $  10.36       $  10.07         $  10.22         $  10.03      $  10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                            0.39           0.40             0.40             0.41          0.40
   Net realized and unrealized gains (losses) on
     investments                                    0.11           0.29            (0.06)            0.26          0.03
--------------------------------------------------------------------------------------------------------------------------
     Total Income from Investment Operations        0.50           0.69             0.34             0.67          0.43
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.39)         (0.40)           (0.40)           (0.41)        (0.40)
   From net realized gains                         (0.11)            --            (0.07)           (0.07)           --
   In excess of net investment income                 --             --               --               --            --
   In excess of net realized gains                    --             --            (0.02)              --            --
--------------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                      (0.50)         (0.40)           (0.49)           (0.48)        (0.40)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $  10.36       $  10.36         $  10.07         $  10.22      $  10.03
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                     4.88%          6.95%            3.39%            6.81%         4.38%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year        $344,789       $298,529         $264,630         $244,139      $221,251
   Ratio to average net assets of(3):
     Expenses, net of waivers and reimbursements    0.85%          0.85%            0.85%            0.85%         0.85%
     Expenses, before waivers and reimbursements    1.06%          1.07%            1.07%            1.08%         1.09%
     Net investment income, net of waivers and
        reimbursements                              3.76%          3.84%            3.90%            4.01%         4.09%
     Net investment income, before waivers
        and reimbursements                          3.55%          3.62%            3.68%            3.78%         3.85%
   Portfolio Turnover Rate                         54.03%         61.83%           61.39%          137.85%        78.87%
--------------------------------------------------------------------------------------------------------------------------

(1)   For the period August 15, 1996 (commencement of operations) through
      March 31, 1997.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3)   Annualized for periods less than a full year.


See Notes to the Financial Statements.


-----
56
-----

                                                    NORTHERN FUNDS Annual Report

                        FLORIDA
                     INTERMEDIATE                                                        FIXED
                      TAX-EXEMPT                                                        INCOME
                         FUND                                                            FUND
---------------------------------------------          ----------------------------------------------------------------------
          YEAR           YEAR        YEAR                   YEAR           YEAR          YEAR          YEAR          YEAR
          ENDED          ENDED       ENDED                  ENDED          ENDED         ENDED         ENDED         ENDED
        MAR. 31,       MAR. 31,    MAR. 31,               MAR. 31,       MAR. 31,      MAR. 31,      MAR. 31,      MAR. 31,
          1999           1998       1997(1)                 1999           1998          1997          1996          1995
---------------------------------------------          ----------------------------------------------------------------------
        $ 10.47        $ 10.03       $ 10.00             $  10.42      $   9.86       $  10.10      $   9.78        $ 10.00


           0.39           0.40          0.24                 0.54          0.59           0.57          0.58           0.62

           0.16           0.44          0.03                   --          0.56          (0.12)         0.50          (0.22)
-----------------------------------------------------------------------------------------------------------------------------
           0.55           0.84          0.27                 0.54          1.15           0.45          1.08           0.40
-----------------------------------------------------------------------------------------------------------------------------

          (0.39)         (0.40)        (0.24)               (0.54)        (0.58)         (0.56)        (0.59)         (0.62)
          (0.16)            --            --                (0.27)        (0.01)         (0.10)        (0.17)            --
             --             --            --                   --            --          (0.01)           --             --
             --             --            --                   --            --          (0.02)           --             --
-----------------------------------------------------------------------------------------------------------------------------
          (0.55)         (0.40)        (0.24)               (0.81)        (0.59)         (0.69)        (0.76)         (0.62)
-----------------------------------------------------------------------------------------------------------------------------
        $ 10.47        $ 10.47       $ 10.03             $  10.15      $  10.42       $   9.86      $  10.10        $  9.78
-----------------------------------------------------------------------------------------------------------------------------
           5.38%          8.51%         2.63%                5.18%        11.90%          4.59%        11.18%          4.16%


        $37,121        $25,329       $14,807             $275,108      $181,197       $122,444      $101,339        $65,929

           0.85%          0.85%         0.85%                0.90%         0.90%          0.90%         0.90%          0.90%
           1.29%          1.41%         2.31%                1.08%         1.09%          1.12%         1.14%          1.18%

           3.67%          3.86%         3.84%                5.15%         5.71%          5.69%         5.79%          6.48%

           3.23%          3.30%         2.38%                4.97%         5.52%          5.47%         5.55%          6.20%
          57.98%         46.12%        50.77%               84.85%        33.55%         87.64%       116.22%         55.27%
-----------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                              57
                                                                           -----

FIXED INCOME FUNDS

                                                                         TAX-EXEMPT FUND
                                           ---------------------------------------------------------------------------
                                                  YEAR            YEAR          YEAR           YEAR            YEAR
                                                  ENDED           ENDED         ENDED          ENDED           ENDED
                                                MAR. 31,        MAR. 31,      MAR. 31,       MAR. 31,        MAR. 31,
                                                  1999            1998          1997           1996            1995
-----------------------------------------  ---------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR                $10.73         $10.24        $10.35         $10.08          $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                            0.45           0.47          0.50           0.48            0.48
   Net realized and unrealized gains (losses) on
     investments, forward foreign currency
     contracts and foreign currency transactions    0.13           0.57         (0.06)          0.29            0.08
----------------------------------------------------------------------------------------------------------------------
     Total Income from Investment Operations        0.58           1.04          0.44           0.77            0.56
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.45)         (0.47)        (0.47)         (0.48)          (0.48)
   From net realized gains                         (0.23)         (0.08)        (0.05)         (0.02)             --
   In excess of net investment income                 --             --         (0.03)            --              --
   In excess of net realized gains                    --             --            --             --              --
----------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                      (0.68)         (0.55)        (0.55)         (0.50)          (0.48)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $10.63         $10.73        $10.24         $10.35          $10.08
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                     5.47%         10.39%         4.32%          7.80%           5.78%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year        $227,823       $167,220      $136,372       $125,113        $118,690
   Ratio to average net assets of(3):
     Expenses, net of waivers and reimbursements    0.85%          0.85%         0.85%          0.85%           0.85%
     Expenses, before waivers and reimbursements    1.08%          1.09%         1.10%          1.10%           1.11%
     Net investment income, net of waivers and
        reimbursements                              4.13%          4.42%         4.61%          4.62%           4.95%
     Net investment income, before waivers
        and reimbursements                          3.90%          4.18%         4.36%          4.37%           4.69%
   Portfolio Turnover Rate                        140.39%         74.32%         8.10%         60.50%          54.94%
----------------------------------------------------------------------------------------------------------------------

(1)  For the period April 8, 1997 (commencement of operations) through
     March 31, 1998.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3)  Annualized for periods less than a full year.

See Notes to the Financial Statements.

-----
58
-----

                                                    NORTHERN FUNDS Annual Report

             CALIFORNIA                                                INTERNATIONAL
             TAX-EXEMPT                                                FIXED INCOME
               FUND                                                        FUND
--------------------------------        --------------------------------------------------------------------------------
       YEAR              YEAR                YEAR           YEAR           YEAR            YEAR              YEAR
       ENDED             ENDED               ENDED          ENDED          ENDED           ENDED             ENDED
     MAR. 31,          MAR. 31,            MAR. 31,       MAR. 31,       MAR. 31,        MAR. 31,          MAR. 31,
       1999             1998(1)              1999           1998           1997            1996              1995
--------------------------------        --------------------------------------------------------------------------------
      $ 10.76          $ 10.00             $  9.85        $ 10.08         $ 10.62         $ 10.64           $ 10.00


         0.43             0.41                0.38           0.43            0.56            0.78              0.58


         0.23             0.76                0.58           0.02           (0.40)          (0.16)             0.64
------------------------------------------------------------------------------------------------------------------------
         0.66             1.17                0.96           0.45            0.16            0.62              1.22
------------------------------------------------------------------------------------------------------------------------

        (0.43)           (0.41)              (0.32)         (0.59)          (0.58)          (0.62)            (0.56)
        (0.10)              --               (0.07)         (0.09)          (0.11)          (0.02)               --
           --               --                  --             --              --              --             (0.02)
           --               --               (0.04)            --           (0.01)             --                --
------------------------------------------------------------------------------------------------------------------------
       (0.53)            (0.41)              (0.43)         (0.68)          (0.70)          (0.64)            (0.58)
------------------------------------------------------------------------------------------------------------------------
      $ 10.89          $ 10.76             $ 10.38        $  9.85         $ 10.08         $ 10.62           $ 10.64
------------------------------------------------------------------------------------------------------------------------
         6.20%           11.86%               9.68%          4.61%           1.39%           5.84%            12.77%


      $77,249          $39,943             $14,285        $13,675         $16,426         $15,665           $13,028

         0.85%            0.85%               1.15%          1.15%           1.15%           1.15%             1.15%
         1.17%            1.60%               1.96%          1.87%           1.96%           2.00%             2.42%

         3.87%            4.01%               4.69%          4.98%           5.49%           5.75%             5.96%

         3.55%            3.26%               3.88%          4.26%           4.68%           4.90%             4.69%
        62.55%           22.22%              16.49%         30.26%          37.76%          52.05%            43.24%
------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                              59
                                                                           -----

FIXED INCOME FUNDS

                                                                                HIGH YIELD
                                                      HIGH YIELD                   FIXED
                                                       MUNICIPAL                  INCOME
                                                         FUND                      FUND
                                                       --------                  --------
                                                         YEAR                      YEAR
                                                         ENDED                     ENDED
                                                       MAR. 31,                  MAR. 31,
                                                        1999(1)                   1999(1)
-----------------------                                --------                  --------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                    $ 10.00                    $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                 0.05                       0.11
   Net realized and unrealized gains
     on investments                                        --                       0.08
-----------------------------------------------------------------------------------------
     Total Income from Investment Operations             0.05                       0.19
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                            (0.04)                     (0.09)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $ 10.01                    $ 10.10
=========================================================================================
TOTAL RETURN(2)                                          0.57%                      2.06%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year              $10,033                    $40,864
   Ratio to average net assets of(3):
     Expenses, net of waivers and reimbursements         0.85%                      0.90%
     Expenses, before waivers and reimbursements         5.60%                      2.18%
     Net investment income, net of waivers and
         reimbursements                                  2.92%                      6.78%
     Net investment income (loss), before waivers
       and reimbursements                               (1.83)%                     5.50%
Portfolio Turnover Rate                                  0.00%                      0.00%
-----------------------------------------------------------------------------------------

(1) Commenced investment operations after the close of business on December 31, 1998.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3)  Annualized for periods less than a full year.


See Notes to the Financial Statements.

-----
60
-----

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1999

U.S. GOVERNMENT FUND


PRINCIPAL                                                        PRINCIPAL
AMOUNT                                             VALUE         AMOUNT                                               VALUE
(000S)                                            (000S)         (000S)                                               (000S)
----------------------------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCIES - 61.1%                                  GOVERNMENT NATIONAL MORTGAGE
                                                                                 ASSOCIATION - 0.1% (CONT'D.)
               FANNIE MAE - 8.9%                                  $     142    Pool #270288, 10.00%, 6/15/19               153
               FNMA Notes,                                               33    Pool #270297, 10.00%, 6/15/19                35
    $12,000    5.625%, 3/15/01                     $12,092               68    Pool #302836, 10.00%, 2/15/21                74
     11,750    5.25%, 1/15/03                       11,662                                                            --------
                                                  --------                                                                 394
                                                    23,754                                                            --------
                                                  --------
                                                                               TENNESSEE VALLEY AUTHORITY - 1.4%
               FANNIE MAE REMIC TRUST - 19.5%                         3,700    Series B, Putable 7/15/01,
      4,201    Series 1996-M7, Class A,                                        6.24%, 7/15/45                            3,774
               6.50%, 9/17/04                        4,231                                                            --------
     10,000    Series 1997-M5, Class C,
               6.74%, 8/25/07                       10,335                     Total U.S. Government Agencies
     11,250    Series 1998-24, Class QB,                                       (cost $163,559)                         163,741
               6.00%, 9/18/12                       11,310                                                            --------
      1,394    Series 1992-200, Class E,
               6.25%, 6/25/17                        1,393                     U.S. GOVERNMENT
     12,926    Pool #440700,                                                   OBLIGATIONS - 30.5%
               6.00%, 11/1/28                       12,562
     12,815    Pool #452421,                                                   U.S. Treasury Notes - 25.7%              18,158
               6.00%, 12/1/28                       12,455           17,750    7.75%, 1/31/00                           17,514
                                                  --------           16,940    6.625%, 7/31/01                          33,258
                                                    52,286           30,000    7.50%, 2/15/05                         --------
                                                  --------                                                              68,930
                                                                                                                      --------
               FEDERAL HOME LOAN BANK - 9.0%
     24,000    FHLB Bond, 5.50%, 7/14/00            24,053
                                                  --------                     U.S. TREASURY INFLATIONARY INDEXED
               FREDDIE MAC - 11.8%                                             NOTES - 4.8%
        446    Series 1379, Class EA,                                13,000    3.625%, 1/15/08                          12,914
               6.00%, 5/15/16                          445                                                            --------
     12,000    Series 2080, Class PE,
               6.00%, 11/15/21                      11,955                     Total U.S. Government Obligations
        752    Pool #410092,                                                   (cost $83,067)                           81,844
               7.19%, 11/1/24                          767                                                            --------
      8,601    Group G00767,
               7.50%, 8/1/27                         8,841                     SHORT-TERM INVESTMENTS - 7.6%
      9,794    Group C18079,
               6.00%, 11/1/28                        9,527            8,871    FHLB Discount Note,
                                                  --------                     4.80%, 4/1/99                             8,871
                                                    31,535           11,591    FHLMC Discount Note,
                                                  --------                     4.82%, 4/1/99                            11,591
                                                                                                                      --------
               FREDDIE MAC MTN - 10.4%
     12,000    5.75%, 7/15/03                       12,090                     Total Short-Term Investments
     16,000    5.75%, 4/15/08                       15,855                     (cost $20,462)                           20,462
                                                  --------                                                            --------
                                                    27,945
                                                  --------                     Total Investments - 99.2%
                                                                               (cost $267,088)                         266,047
               GOVERNMENT NATIONAL MORTGAGE
               Association - 0.1%                                              Other Assets less Liabilities - 0.8%      2,195
        122    Pool #268360, 10.00%, 4/15/19           132                                                            --------

                                                                               NET ASSETS - 100.0%                    $268,242
                                                                                                                      ========


See Notes to the Financial Statements.


                                                                           -----
                                                                              61
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

INTERMEDIATE TAX-EXEMPT FUND


PRINCIPAL                                                            PRINCIPAL
AMOUNT                                                 VALUE         AMOUNT                                                 VALUE
(000s)                                                 (000s)        (000s)                                                 (000s)
------------------------------------------------------------------------------------------------------------------------------------
        MUNICIPAL INVESTMENTS - 95.6%                                         COLORADO - 2.8% (CONT'D.)
                                                                   $  610     Metropolitan Wastewater Reclamation
                                                                              District Gross Revenue Refunding Bond,
        ALABAMA - 1.6%                                                        Series B (MBIA Insured), 6.75%, 4/1/03       $   675
$4,300  West Jefferson Amusement & Public Park                                                                             -------
        Authority Revenue Bond, Visionland Project,                                                                          9,722
        Prerefunded, 8.00%, 12/1/06                    $5,440                                                              -------
                                                       ------
                                                                              DISTRICT OF COLUMBIA - 0.5%
        ALASKA - 2.3%                                               1,700     DISTRICT OF COLUMBIA Revenue Bond,
 1,185  Alaska Municipal Bond Revenue Authority,                              Georgetown University (MBIA Insured),
        Series A (FSA Insured), 4.25%, 12/1/01          1,202                 4.70%, 4/1/06                                  1,756
        North Slope Borough Capital Appreciation                                                                           -------
        G.O. Refunding Bond (MBIA Insured)
 5,200    Series A, 0.00%, 6/30/01                      4,779                 FLORIDA - 10.4%
 2,000    Series B, 0.00%, 6/30/01                      1,838                 Broward County School District G.O. Bond
                                                       ------         380       6.75%, 2/15/00                                 389
                                                        7,819       1,000       6.00%, 2/15/06                               1,075
                                                       ------       3,375     Dade County Water and Sewer System
                                                                              Revenue Bond (FGIC Insured),
        ARIZONA - 2.2%                                                        6.25%, 10/1/06                                 3,828
 2,000  Maricopa County Unified School District                     1,750     Florida State Board of Education Capital
        No. 11 Peoria G.O. Bond, 5.60%, 7/1/07          2,154                 Outlay G.O. Bond, 5.50%, 1/1/03                1,855
 5,000  Mesa City Project of 1987 G.O. Bond                         3,195     Florida State Dade County Road G.O.
        (MBIA Insured),                                                       Refunding Bond, Escrowed to Maturity,
        Prerefunded, 5.70%, 7/1/03                      5,431                 5.00%, 7/1/10                                  3,304
                                                       ------       2,000     Florida State Department of Environmental
                                                        7,585                 Protection Revenue Bond, PRSV 2000-B
                                                       ------                 (FSA Insured), 5.00%, 7/1/01                   2,064
                                                                              Florida State Division of Bond Financing
        CALIFORNIA - 2.4%                                                     Department General Recreational Facilities
 5,500  California Statewide Communities                                      Improvement Department of Environ-
        Development Authority Revenue                                         mental Protection Revenue Bond,
        Refunding Bond, Series A-2, Irvine                                    PRSV 2000-A (AMBAC Insured)
        Apartment Communities,                                      2,270       5.50%, 7/1/06                                2,460
        4.90%, Mandatory Put, 5/15/08                   5,496       3,000       5.50%, 7/1/07                                3,234
 1,000  Foothill/Eastern Transportation Corridor                    9,000     Inland Protection Financing Corp. S.O.
        Agency Toll Road Senior Lien Revenue                                  Revenue Bond (FSA Insured),
        Bond, Series A, 0.00%, 1/1/05                     784                 5.00%, 7/1/00                                  9,184
 2,000  San Diego Water Utility Fund - Net System                   1,150     Jacksonville District Water & Sewer
        Revenue Bond Certificates (FGIC Insured),                             Revenue Bond (MBIA Insured),
        5.375%, 8/1/12                                  2,147                 Prerefunded, 5.00%, 10/1/08                    1,220
                                                       ------       1,500     Jacksonville Electric Authority Revenue
                                                        8,427                 Refunding Bond, St. John's River Power
                                                       ------                 System, 6.50%, 10/1/01                         1,586
                                                                    5,000     Venice City Health Facilities Revenue
        COLORADO - 2.8%                                                       Bond, Venice Hospital, Inc. Project,
 2,500  Arapahoe County School District No. 5                                 Prerefunded, 6.00%, 12/1/04                    5,604
        Cherry Creek G.O. Refunding Bond,                                                                                  -------
        Series A, 5.25%, 12/15/04                       2,648                                                               35,803
 5,750  Jefferson County School District No. R-001                                                                         -------
        G.O. Bond, Series A (FGIC Insured),
        6.00%, 12/15/05                                 6,399



See Notes to the Financial Statements.


-----
   62
-----

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1999

INTERMEDIATE TAX-EXEMPT FUND(continued)

PRINCIPAL                                                            PRINCIPAL
AMOUNT                                                   VALUE        AMOUNT                                                 VALUE
(000S)                                                   (000S)       (000S)                                                (000S)
------------------------------------------------------------------------------------------------------------------------------------
           GEORGIA - 4.3%                                                       ILLINOIS - 6.4% (CONT'D.)
           Atlanta City Airport Facilities Revenue                   $6,100     Illinois State Educational
           Refunding Bond (AMBAC Insured)                                       Facilities Authority
$1,200       5.50%, 1/1/01                              $ 1,240                 Revenue Bond, Series B, University of
 3,500       6.00%, 1/1/02                                3,707                 Chicago, 4.40%, Mandatory Put, 7/1/04         6,188
 2,500       6.00%, 1/1/04                                2,723       2,530     Illinois State School District Capital
 2,000     Clarke County School District G.O. Bond                              Appreciation Revenue Bond, Project 304
           (FSA Insured), 4.75%, 3/1/02                   2,058                 (FSA Insured), 0.00%, 1/1/07                  1,792
 1,850     Cobb County School District G.O. Bond,                       310     McLean County Public Building
           5.00%, 2/1/03                                  1,931                 Commission Revenue Bond, Law and
   870     Gwinnett County Water & Sewer Authority                              Justice Center Project, 7.10%, 11/1/00          327
           Revenue Refunding and Improvement                                                                                 ------
           Bond, Escrowed to Maturity,                                                                                       22,245
           8.20%, 8/1/99                                    891                                                              ------
           Municipal Electric Authority of Georgia
           General Resolution Project Revenue Bond                    1,500     INDIANA - 0.4%
           (MBIA Insured)                                                       Tippecanoe County School Building
 1,000       Series B, 5.00%, 1/1/02                       1,033                Revenue Bond (MBIA Insured),
 1,000       Series A, 6.00%, 1/1/07                       1,113                5.50%, 7/15/01                                1,558
                                                        --------                                                             ------
                                                          14,696
                                                        --------      5,000     IOWA - 1.4%
                                                                                Chillicothe PCR Refunding Bond, IES
           ILLINOIS - 6.4%                                                      Utilities, Inc. Project, 4.25%, 11/1/23       4,983
 3,895     Chicago City Board of Education Capital                                                                           ------
           Appreciation School Reform-B-1 G.O. Bond
           (FGIC Insured), 0.00%, 12/1/09                   2,366     3,000     KANSAS - 1.4%
 3,000     Chicago City G.O. Bond (AMBAC Insured),                              Burlington Environmental Improvement
           Prerefunded, 5.90%, 7/1/05                       3,356               Revenue Bond, Series D, Kansas City Power
 1,000     Chicago City Wastewater Transmission                                 & Light Co. Project,
           Revenue Bond (FGIC Insured),                               1,700     4.35%, Mandatory Put, 9/1/01                  3,022
           Prerefunded, 6.30%, 1/1/03                       1,104               Kansas City G.O. Refunding Bond, Series A
           Illinois State Development Financing                                 (MBIA Insured), 5.20%, 9/1/06                 1,801
           Authority Economic Development Revenue                                                                            ------
           Bond, Latin School of Chicago Project                                                                              4,823
   500       5.60%, 8/1/18                                    501                                                            ------
 1,000       5.65%, 8/1/28                                  1,002
 1,665     Illinois State Development Financing                                 KENTUCKY - 2.1%
           Authority Local Government Revenue Bond,                   1,380     Kentucky Economic Finance Authority
           Lincoln Way Community (FGIC Insured),                                Revenue Bond, Series A, Catholic Health
           5.70%, 1/1/15                                    1,814               Project, 5.50%, 12/1/05                       1,484
 2,000     Illinois State Development Financing                       3,500     Kentucky State Property and Buildings
           Authority Solid Waste Disposal Revenue                               Commission Revenue Refunding Bond,
           Bond, 5.05%, 1/1/10                              2,000               Project No. 59, 5.00%, 11/1/01                3,617
 1,750     Illinois State Educational Facilities                      2,000     Kentucky State Turnpike Authority
           Authority Revenue Bond, Reserve 3,                                   Economic Development Road Revenue
           4.75%, Mandatory Put, 3/1/07                     1,795               Refunding Bond, Revitalization Project,
                                                                                5.50%, 1/1/01                                 2,063
                                                                                                                             ------
                                                                      2,350     LOUISIANA - 1.0%                              7,164
                                                                                Louisiana State G.O. Refunding Bond,         ------
                                                                                Series A (AMBAC Insured), 5.00%, 4/15/02      2,433




See Notes to the Financial Statements.

                                                                           -----
                                                                              63
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                            PRINCIPAL
AMOUNT                                                     VALUE     AMOUNT                                                 VALUE
(000s)                                                     (000s)    (000s)                                                 (000s)
----------------------------------------------------------------------------------------------------------------------------------
           LOUISIANA - 1.0% (CONT'D)                                           NEBRASKA - 2.8%
                                                                               American Public Energy Agency Gas
                                                                               Supply Revenue Bond
$1,000     St. Charles Parish PCR Refunding Bond,                   $3,350       4.00%, 9/1/06                             $3,299
           Union Carbide Corp. Project,                              5,500       4.30%, 3/1/11                              5,252
           5.10%, 1/1/12                                   $  989    1,000     Nebraska State Public Power District
                                                           ------              Supply System Revenue Bond, Series B,
                                                            3,422              Escrowed to Maturity, 4.80%, 1/1/03          1,032
                                                           ------                                                           -----
                                                                                                                            9,583
           MARYLAND - 0.5%                                                                                                  -----
 1,650     Maryland State and Local Facilities
           G.O. Bond, 4.30%, 7/15/03                        1,689              NEVADA - 0.1%
                                                           ------      310     Nevada State Bank Municipal G.O. Bond,
                                                                               Project No. 3-C, Escrowed to Maturity,
           MASSACHUSETTS - 3.6%                                                7.625%, 5/1/01                                 321
           Massachusetts State Health & Educational                                                                         -----
           Facilities Authority Revenue Bond, Series A,
           Caregroup, Inc. (MBIA Insured)                                      NEW HAMPSHIRE - 0.2%
 1,735       5.00%, 7/1/05                                  1,820      620     Manchester City G.O. Refunding Bond,
 3,000       4.75%, 7/1/12                                  2,982              Series B, 4.70%, 7/1/01                        636
 2,625     Massachusetts State Municipal Wholesale                                                                          -----
           Electric Co. and Power Supply System
           Revenue Bond (AMBAC Insured),                                       NEW JERSEY - 1.1%
           5.10%, 7/1/07                                    2,775    3,500     New Jersey State G.O. Bond, Series E,
           Massachusetts State Water Reserve Authority                         5.00%, 7/15/04                               3,687
           General Revenue Bond, Series A                                                                                   -----
 2,500       7.25%, 4/1/01                                  2,634
 2,000       Prerefunded, 6.50%, 7/15/02                    2,208              NEW MEXICO - 0.5%
                                                           ------      610     Bernalillo County G.O. Bond,
                                                           12,419              3.875%, 8/1/03                                 612
                                                           ------    1,000     Santa Fe City Revenue Bond, Series A
                                                                               (AMBAC Insured),
           MICHIGAN - 2.0%                                                     Prerefunded, 6.30%, 6/1/04                   1,110
 2,925     Detroit City G.O. Bond, Series A,                                                                                -----
           Self-Insurance Project, 5.60%, 5/1/01            3,021                                                           1,722
 1,600     Detroit City G.O. Refunding Bond,                                                                                -----
           Series B, 6.00%, 4/1/00                          1,638
 1,300     Michigan State Strategic Fund Limited                               NEW YORK - 14.8%
           Obligation Revenue Bond, United Waste                               Long Island Power Authority New York
           Systems Project (Gtd. by Waste                                      Electrical Systems Revenue Refunding Bond
           Management, Inc.), 5.20%, 4/1/10                 1,301    6,885       4.00%, 4/1/01                              6,918
 1,000     Romulus Community Schools Refunding                       1,000       4.25%, 4/1/01                              1,010
           G.O. Bonds (FSA Insured), 4.25%, 5/1/10            975    4,500       5.00%, 4/1/02                              4,631
                                                           ------    3,735     Middletown City School District G.O. Bond
                                                            6,935              (FGIC Insured), 4.75%, 11/1/00               3,820
                                                           ------              New York City G.O. Bond
                                                                     1,000       Series A, 4.75%, 8/1/03                    1,028
           MISSISSIPPI - 0.8%                                        8,405       Series G, 5.00%, 8/1/04                    8,747
   600     Mississippi State G.O. Bond, Series E,                    5,200       Series A, 5.00%, 8/1/05                    5,417
           5.00%, 9/1/02                                      625    2,115     New York City Municipal Assistance Corp.
 2,000     Mississippi State G.O. Refunding Bond,                              Revenue Bonds, Series E, 4.70%, 7/1/02       2,178
           6.05%, 8/15/03                                   2,175
                                                           ------
                                                            2,800
                                                           ------



See Notes to the Financial Statements.

-----
64
-----

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1999

INTERMEDIATE TAX-EXEMPT FUND (continued)


PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                    VALUE     AMOUNT                                                 VALUE
(000s)                                                    (000s)    (000s)                                                 (000s)
------------------------------------------------------------------------------------------------------------------------------------
          NEW YORK - 14.8%                                                    PENNSYLVANIA - 3.7%
          (CONT'D.)                                                  $3,000   Pennsylvania State Intergovernmental
$ 4,795   New York City Transitional Financing                                Authority Special TRB (FGIC Insured),
          Authority Future Tax Secured Revenue Bond,                          Escrowed to Maturity, 6.00%, 6/15/02          $ 3,169
          Series B (FGIC Insured), 4.75%, 11/15/13        $4,785      1,000   Pennsylvania State Unlimited G.O.
          New York State Dormitory Authority                                  Refunding Bond (AMBAC Insured),
          Revenue Refunding Bond                                              5.125%, 9/15/02                                 1,046
  2,500     Series A, 5.40%, 5/15/02                       2,611      2,630   Philadelphia City Hospitals and Higher
  2,500     Series C, 5.50%, 5/15/03                       2,640              Education Facilities Revenue Bond, Series A,
          New York State G.O. Refunding Bond                                  Jefferson Health System (MBIA Insured),
  2,500     6.625%, 8/1/01                                 2,669              5.25%, 5/15/11                                  2,736
  1,000     6.00%, 10/1/06                                 1,110      3,300   Philadelphia City Intergovernmental
  2,265   New York State Urban Development Corp.                              Funding Special TRB (FGIC Insured),
          Revenue Bond, Series B, Correctional                                Prerefunded, 6.75%, 6/15/05                     3,790
          Facilities Services Contract, 5.00%, 1/1/03      2,337      1,910   St. Mary Hospital Authority Revenue Bond,
  1,250   New York State Urban Development Corp.                              Series A, Bucks County Catholic Health
          Subordinate Lien Revenue Bond,                                      Initiatives, 5.00%, 12/1/05                     1,991
          5.50%, 7/1/16                                    1,300                                                            -------
                                                          ------                                                            $12,732
                                                          51,201                                                            -------
                                                          ------
                                                                              PUERTO RICO - 1.2%
          NORTH CAROLINA - 3.3%                                       4,000   Puerto Rico Commonwealth Public
  2,000   North Carolina State G.O. Bond,                                     Improvement G.O. Refunding Bond,
          4.75%, 4/1/04                                    2,082              5.00%, 7/1/05                                   4,201
 10,000   North Carolina State Medical Care                                                                                 -------
          Commission Hospital Revenue Bond,
          Series A, Pitt County Memorial Hospital                             SOUTH CAROLINA - 2.3%
          (MBIA Insured), 4.75%, 12/1/28                   9,323      3,500   Columbia Waterworks and Sewer System
                                                          ------              Capital Appreciation Revenue Bond,
                                                          11,405              0.00%, 2/1/03                                   3,009
                                                          ------              South Carolina State Public Service
                                                                              Authority Revenue Refunding Bond,
          OKLAHOMA - 1.7%                                                     Series B (FGIC Insured)
  2,850   Grand River Dam Authority Revenue                           2,650     6.50%, 1/1/04                                 2,939
          Refunding Bond (MBIA Insured),                              1,700     6.50%, 1/1/05                                 1,909
          5.70%, 6/1/05                                    3,107                                                            -------
  2,740   Oklahoma Development Financing Authority                                                                            7,857
          Revenue Refunding Bond, Series A, Hillcrest                                                                       -------
          Healthcare System, 5.20%, 8/15/11                2,715
                                                          ------              TENNESSEE - 3.0%
                                                           5,822      1,000   Chattanooga Health, Educational & Housing
                                                          ------              Facilities Board Revenue Refunding and
                                                                              Hospital Improvement Bond, Siskin
          OREGON - 1.4%                                                       Hospital, 5.25%, 6/1/28                           953
    540   Clackamas and Washington Counties                                   Memphis City Electric System Revenue
          School District No. 003 G.O. Bond,                                  Refunding Bond
          7.00%, 8/1/02                                      594      5,000     5.625%, 1/1/02                                5,249
          Washington County School District                           2,000     5.80%, 1/1/03                                 2,138
          No. 48J G.O. Refunding Bond                                 1,870   Metropolitan Government Nashville and
    850     Series B, 4.10%, 9/1/02                          863              Davidson Counties G.O. Bond,
  3,445     5.00%, 8/1/06                                  3,633              4.50%, 5/15/02                                  1,915
                                                          ------                                                            -------
                                                           5,090                                                             10,255
                                                          ------                                                            -------




See Notes to the Financial Statements.
                                                                           -----
                                                                              65
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                          PRINCIPAL
AMOUNT                                                   VALUE     AMOUNT                                                   VALUE
(000s)                                                   (000s)    (000s)                                                   (000s)
------------------------------------------------------------------------------------------------------------------------------------
          TEXAS - 4.5%                                                          WASHINGTON - 2.2% (CONT'D.)
$2,000    Brazos River Authority PCR Refunding                       $   450     Seattle Limited Tax G.O. Bond, Escrowed
          Bond, Series A,                                                       to Maturity, 7.00%, 3/1/01                  $    478
          3.70%, Mandatory Put, 4/1/00                  $  2,000        500     Snohomish County School District No. 015
 2,000    El Paso City Independent School District                              Edmonds G.O. Bond, 7.00%, 12/1/01                541
          Capital Appreciation G.O. Bond (PSF of                      5,000     Washington State Public Power Supply
          Texas Gtd.), 0.00%, 2/15/02                      1,789                System Revenue Bond, Series A, Nuclear
 7,450    Harris County Revenue Refunding Senior                                Project No. 2, 5.00%, 7/1/03                   5,201
          Subordinate Lien Toll Road Bond (AMBAC                                                                            --------
          Insured), 4.95%, 8/15/06                         7,820                                                               7,476
 2,955    Houston Independent School District                                                                               --------
          Capital Appreciation Revenue Bond,
          Series B, 0.00%, 9/15/01                         2,691                WISCONSIN - 2.9%
 1,035    Texas Municipal Power Agency Revenue                        1,850     Milwaukee County Unlimited G.O. Bond,
          Refunding Bond (MBIA Insured),                                        Series A (MBIA Insured), 5.25%, 10/1/01        1,926
          5.75%, 9/1/02                                    1,101      4,415     Wisconsin State G.O. Refunding Bond,
                                                         -------                Series 3, 6.125%, 11/1/06                      4,977
                                                          15,401      2,000     Wisconsin State Health and Educational
                                                         -------                Facilities Authority Revenue Bond,
                                                                                Series A, Aurora Health Care, Inc.,
          UTAH - 0.9%                                                           5.60%, 2/15/29                                 1,971
 1,000    Utah State G.O. Bond, Series A,                             1,000     Wisconsin State Health and Educational
          5.00%, 7/1/06                                    1,058                Facilities Authority Revenue Bond,
 2,000    Utah State Intermountain Power Agency                                 Children's Hospital of Wisconsin, Inc.
          Power Supply Revenue Refunding Bond,                                  (AMBAC Insured), 5.625%, 2/15/12               1,081
          Series D, 5.00%, 7/1/21                          1,930                                                            --------
                                                         -------                                                               9,955
                                                           2,988                                                            --------
                                                         -------
                                                                                Total Municipal Investments
          VIRGINIA - 2.9%                                                       (cost $321,928)                              329,575
 3,250    Arlington County G.O. Bond,                                                                                       --------
          5.80%, 12/1/02                                   3,492
 3,000    Charles City and County IDA Solid Waste                    NUMBER
          Disposal Facility Revenue Refunding Bond,                  OF SHARES
          Waste Management, Inc. Project,                            (000s)
          4.875%, 2/1/09                                   2,976     ---------
 3,230    Virginia State G.O. Bond,
          5.375%, 6/1/05                                   3,489                    OTHER - 1.7%
                                                         -------
                                                           9,957          5,736     AIM Tax Free Cash Reserve Fund             5,736
                                                         -------            145     Provident Municipal Fund                     145
                                                                                                                            --------
          WASHINGTON - 2.2%                                                         Total Other
   550    Kitsap County School District No. 401 G.O.                                (cost $5,881)                              5,881
          Bond, Series A, 6.05%, 12/1/00                     573                                                            --------
   310    Pierce County School District No. 003                                     Total Investments - 97.3%
          Puyallup G.O. Bond, Series A,                                             (cost $327,809)                          335,456
          7.75%, 12/1/01                                     342
   310    Pierce Fife County School District No. 417                                Other Assets less Liabilities - 2.7%       9,333
          G.O. Bond, Series A, 7.85%, 12/1/01                341                                                            --------

                                                                                    NET ASSETS - 100.0%                     $344,789
                                                                                                                            ========



See Notes to the Financial Statements.


-----
66
-----

                                                    NORTHERN FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS MARCH 31, 1999

FLORIDA INTERMEDIATE TAX-EXEMPT FUND


PRINCIPAL                                                      PRINCIPAL
AMOUNT                                               VALUE     AMOUNT                                                   VALUE
(000s)                                              (000s)     (000s)                                                   (000s)
------------------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL INVESTMENTS - 95.5%                                  FLORIDA - 86.0% (CONT'D.)
                                                                 $  350     Florida State Municipal Power Agency
             FLORIDA - 86.0%                                                Revenue Bond, St. Lucie Project
 $   100     Charlotte County Utility Systems                               (FGIC Insured), 5.40%, 10/1/05                $   372
             Revenue Bond, Series 1994                              250     Florida State Sunshine Skyway
             (FGIC Insured), 5.50%, 10/1/00          $   103                Revenue Refunding Bond, Series 1991,
   1,695     Dade County G.O. Bond (FGIC Insured),                          6.40%, 7/1/04                                     266
             5.125%, 11/1/17                           1,722      1,000     Gainesville City Utility Systems
   1,000     Dade County Refunding Bond                                     Revenue Refunding Bond,
             (FGIC Insured), 12.00%, 10/1/02           1,266                Series 1979 A, 6.20%, 10/1/02                   1,055
     500     Dade County Sales TRB (AMBAC Insured),                 500     Hillsborough County Aviation Authority
             6.00%, 10/1/01                              530                Revenue Bond (FGIC Insured),
   1,000     Dade County School District Unlimited Tax                      6.60%, 10/1/03                                    518
             G.O. Bond (MBIA Insured),                              500     Inland Protection Financing Corp. S.O.
             5.00%, 2/15/11                            1,031                Revenue Bond (FSA Insured),
     400     Dade County Seaport Revenue                                    5.00%, 7/1/00                                     510
             Refunding Bond (MBIA Insured),                         500     Jacksonville City Health Facilities Authority
             6.50%, 10/1/10                              472                Revenue Bond, Series A, Charity Obligation
     150     Duval County School District G.O.                              Group Project (MBIA Insured),
             Bond, Series 1992 (AMBAC Insured),                             5.00%, 8/15/11                                    514
             6.125%, 8/1/04                              161      1,500     Jacksonville District Water and Sewer
   1,400     Florida Gas Utility Revenue Bond,                              Revenue Bond (MBIA Insured),
             Gas Project No. 1 (FSA Insured),                               Prerefunded, 5.00%, 10/1/08                     1,591
             5.00%, 12/1/02                            1,463        700     Jacksonville Electric Authority
   1,000     Florida State Board of Education                               Revenue Refunding Bond, Series 16,
             Capital Outlay Revenue Bond,                                   St. John River Issue 2, 5.00%, 10/1/03            735
             Series 1978 C, Escrowed to Maturity,                   450     Kissimmee City Suburban Water
             6.00%, 5/1/03                             1,075                and Sewer System Revenue Refunding
             Florida State Board of Education                               Bond (AMBAC Insured),
             Capital Outlay Revenue Bond                                    5.75%, 10/1/01                                    473
     100       Series 1992 B,                                       100     Kissimmee City Utility Authority
               Prerefunded, 5.30%, 6/1/02                106                Electric System Revenue Refunding
   1,440       Series 1998 A, 5.25%, 1/1/12            1,509                Bond, Series 1991 (FGIC Insured),
   1,000     Florida State Department of Children                           Prerefunded, 6.50%, 10/1/01                       109
             and Families COP, South Florida State                  370     Lee County Refunding Bond, Series 1997 A
             Hospital Project (AMBAC Insured),                              (MBIA Insured), 5.75%, 10/1/11                    413
             3.75%, 7/1/01                             1,004      1,270     Lee County School Board COP
     500     Florida State Department of Transportation                     Revenue Refunding Bond, Series 1996 A
             Right of Way Revenue Refunding Bond,                           (FSA Insured), 6.00%, 8/1/03                    1,381
             6.00%, 7/1/04                               549      1,000     Leesburg Hospital Revenue Bond
   1,250     Florida State Finance Department General                       Series 1991 A,
             Services Revenue Bond, Series A                                Prerefunded, 7.50%, 7/1/02                      1,132
             (FSA Insured), 5.50%, 7/1/09              1,363        500     Manatee County Public Utilities Revenue
     200     Florida State Municipal Power Agency                           Bond, Series 1991 A (MBIA Insured),
             Revenue Bond, Power Supply Project                             Prerefunded, 6.75%, 10/1/01                       547
             (AMBAC Insured),
             Prerefunded, 6.25%, 10/1/01                 217


See Notes to the Financial Statements.


                                                                           -----
                                                                              67
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                         PRINCIPAL
AMOUNT                                                   VALUE    AMOUNT                                                     VALUE
(000s)                                                  (000s)    (000s)                                                     (000s)
------------------------------------------------------------------------------------------------------------------------------------
         FLORIDA - 86.0% (CONT'D.)                                           MASSACHUSETTS - 2.7%
$1,000   Manatee County School Boards COP                         $1,000     Massachusetts State Health and Educational
         Series 1998 A (MBIA Insured),                                       Facilities Revenue Bond, Group A,
         4.85%, 7/1/12                                 $  1,013              5.25%, 7/1/07                                  $ 1,006
 1,000   Miami-Dade County Florida S.O.                                                                                     -------
         Refunding Subordinate Bond, Series 1997 A
         (MBIA Insured), 0.00%, 10/1/14                     460              PUERTO RICO - 6.8%
   625   Orange County HFA Revenue Bond,                           1,000     Puerto Rico Commonwealth Public
         Series 1999 G, 5.20%, 9/1/14                       624              Improvement G.O. Bond,
   200   Orange County Tourist Development TRB,                              5.25%, 7/1/10                                    1,057
         Series 1992 B (AMBAC Insured),                            1,400     Puerto Rico Public Buildings Authority
         5.90%, 10/1/00                                     208              Guaranteed Public Education and Health
   100   Orlando City Utility Commission                                     Facilities Revenue Refunding Bond,
         Water and Electric Revenue Refunding                                Series M (Commonwealth Gtd.),
         Bond, Series 1992, 5.75%, 10/1/05                  110              5.20%, 7/1/02                                    1,460
 1,500   Palm Beach County Solid Waste Authority                                                                            -------
         Revenue Bond, Series 1997 A (AMBAC                                                                                   2,517
         Insured), 5.50%, 10/1/06                         1,629                                                             -------
 4,000   Palm Beach County Solid Waste Authority
         Revenue Capital Appreciation Bond,                                  Total Municipal Investments
         Series 1998 A (AMBAC Insured),                                      (cost $35,049)                                  35,451
         0.00%, 10/1/12                                   2,089                                                             -------
    50   Reedy Creek Improvement District Bond,
         Series 1991 A, Prerefunded, 6.00%, 6/1/01           53
   200   Reedy Creek Improvement District Bond,                   NUMBER
         Series 1991 A, Unrefunded Balance,                       OF SHARES
         6.00%, 6/1/02                                      211   (000s)
   400   Santa Rosa Bay Bridge Authority Capital                  ---------
         Appreciation Bond, Series 1996 A,
         0.00%, 7/1/06                                      284            OTHER - 2.2%
   200   Sunrise City Utility Systems Revenue
         Capital Appreciation Bond, Series 1996 A                    557   Federated Tax Free Trust Money
         (AMBAC Insured), 0.00%, 10/1/01                    183            Market Fund No. 15                                   557
 1,000   Tampa Bay Water Utilities System                            275   Dreyfus Tax-Exempt Cash Management
         Revenue Bond, Series 1998 A                                       Fund No. 264                                         275
         (FGIC Insured), 5.125%, 10/1/16                  1,021                                                             -------
   750   Tampa City Sports Authority Revenue
         Bond, Stadium Project (MBIA Insured),                             Total Other
         6.00%, 1/1/06                                      832            (cost $832)                                          832
 1,035   Tampa Hospital Capital Improvement                                                                                 -------
         Revenue Bond, Series 1999 A,
         4.75%, 7/1/11                                    1,024            Total Investments - 97.7%
                                                        -------            (cost $35,881)                                    36,283
                                                         31,928
                                                        -------            Other Assets less Liabilities - 2.3%                 838
                                                                                                                            -------

                                                                           NET ASSETS - 100.0%                              $37,121
                                                                                                                            =======



See Notes to the Financial Statements.



-----
68
-----

                                                    NORTHERN FUNDS Annual Report


SCHEDULES OF INVESTMENTS MARCH 31, 1999


FIXED INCOME FUND

PRINCIPAL                                                         PRINCIPAL
AMOUNT                                                   VALUE    AMOUNT                                                   VALUE
(000s)                                                  (000s)    (000s)                                                   (000s)
------------------------------------------------------------------------------------------------------------------------------------
           ASSET-BACKED SECURITIES - 17.9%                        $   927     Western Financial Grantor Trust,
                                                                              Series 1995-4, Class A-1,
$  5,815   California Infrastructure PG&E-1,                                  6.20%, 2/1/02                                $   931
           Series 1997-1, Class A5,                                 8,000     WFO Financial Owner Trust,
           6.25%, 6/25/04                               $5,903                Series 1998-B, Class A3,
     655   Chevy Chase Auto Receivables Trust,                                5.95%, 7/20/01                                 8,024
           Series 1997-2, Class A,                                                                                         -------
           6.35%, 1/15/04                                  661
   2,540   Commercial Mortgage Asset Trust,                                   Total Asset-Backed Securities
           Series 1999-C1, Class A3,                                          (cost $44,910)                                49,127
           6.64%, 9/17/10                                2,562                                                             -------
   2,090   Contimortgage Net Interest Margin Notes,
           Series 1998-A, Class A,                                            CORPORATE/GOVERNMENT BONDS
           7.92%, 3/16/28(1)                             2,083                AND NOTES - 22.1%
     623   Delta Funding Mortgage Corp., I.O.,
           Series 1991-1, Class A-4,                                          BEVERAGES - 0.5%
           7.50%, 3/15/06(1)                                 2      1,473     Coca-Cola Enterprise,
     121   DLJ Mortgage Acceptance Corp.,                                     7.00%, 10/1/26                                 1,546
           7.25%, 5/25/24                                  122                                                             -------
  24,698   DLJ Mortgage Acceptance Corp., I.O.,
           7.50%, 11/12/21(1)                            1,698                DIVERSIFIED FINANCIAL SERVICES - 7.9%
   4,325   First Union-Lehman Brothers-Bank of                      6,450     Asian Development Bank,
           America, Series 1998-C2, Class A2,                                 6.375%, 10/1/28                                6,626
           6.56%, 11/18/08                               4,399         19     Berkshire Hathaway, Inc.,
   2,988   IMC Excess Cashflow Securities Trust,                              9.75%, 1/15/18                                    20
           Series 1997-A, Class A,                                  7,750     CIT Group Inc.,
           7.41%, 11/26/28(1)                            2,802                5.85%, 5/26/00                                 7,776
   4,840   Mortgage Capital Funding, Inc.,                          7,500     Ford Motor Credit Co.,
           Series 1998-MC1, Class A2,                                         6.00%, 1/14/03                                 7,527
           6.66%, 1/18/08                                4,958                                                             -------
   8,750   Nationslink Funding Corp.,                                                                                       21,949
           Series 1999-1, Class A2,                                                                                        -------
           6.32%, 11/20/08                               8,740
     530   Olympic Automobile Receivables Trust,                              ENVIRONMENTAL CONTROLS - 1.9%
           Series 1995-A, Class A,                                  5,000     Waste Management, Inc., 7.10%, 8/1/26          5,213
           7.875%, 7/15/01                                 532                                                             -------
   1,427   PNC Mortgage Securities Corp.,
           8.09%, 4/28/27(1)                             1,483                FOOD - 1.6%
   1,083   Residential Asset Securitization Trust,                  3,900     Diageo PLC, 7.45%, 4/15/35                     4,283
           Series 1997-A8 C, Class A3,                                                                                     -------
           7.00%, 10/25/27                               1,083
     922   The Money Store Trust,                                             INSURANCE - 3.0%
           Series 1997-1,                                           2,900     Anthem Insurance, Inc.,
           7.36%, 5/16/01(1)                               914                9.00%, 4/1/27(1)                               2,999
   2,217   TMS Auto Grantor Trust,                                            Lumberman's Mutual Casualty Co.
           Series 1997-3, Class A2,                                 3,910       9.15%, 7/1/26(1)                             4,402
           6.12%, 12/20/03                               2,230        765       8.45%, 12/1/37(1)                              776
                                                                                                                           -------
                                                                                                                             8,177
                                                                              PETROLEUM PRODUCTS - 0.9%
                                                                    3,450     Petrozuata Finance, Inc.,
                                                                              8.22%, 4/1/17(1)                               2,484

See Notes to the Financial Statements.

                                                                           -----
                                                                              69
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                          PRINCIPAL
AMOUNT                                                   VALUE     AMOUNT                                                   VALUE
(000s)                                                  (000s)     (000s)                                                   (000s)
------------------------------------------------------------------------------------------------------------------------------------
            RETAIL - 1.7%
$ 4,540     Penney (J.C.) & Co., Inc.,                                         U.S. GOVERNMENT OBLIGATIONS -
            6.90%, 8/15/26                              $  4,632               39.4%
                                                        --------
                                                                               U.S. TREASURY BONDS - 35.1%
            TELEPHONE - 2.4%                                       $ 6,350     6.625%, 7/31/01                              $ 6,565
  6,540     AT&T Corp., 6.00%, 3/15/09                     6,497    25,240     7.50%, 2/15/05                                27,981
                                                        --------    10,000     6.625%, 5/15/07                               10,783
                                                                    13,560     6.125%, 8/15/07                               14,196
            TRANSPORTATION - 2.2%                                   32,130     7.125%, 2/15/23                               37,095
  5,950     Burlington Northern Santa Fe Corp.,                                                                            --------
            6.53%, 7/15/37                                 6,030                                                             96,620
                                                        --------                                                           --------

            Total Corporate/Government Bonds                                   U.S. TREASURY INFLATION INDEX NOTE - 4.3%
            and Notes                                               12,000     3.675% , 1/15/08                              11,921
            (cost $66,369)                                60,811                                                           --------
                                                        --------
                                                                               Total U.S. Government Obligations
            U.S. GOVERNMENT AGENCIES - 12.0%                                   (cost $110,419)                              108,541
                                                                                                                           --------
            COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
            FHLMC                                                              FLOATING RATE BANK NOTES - 3.6%
    168       Series 1248, Class B, 7.00%, 3/15/22           170
    440       Series 1591, Class FH, 7.00%, 9/15/22          453     6,200     Lloyds Bank PLC, 5.125%, 6/15/99               5,226
    810       Series 1591, Class SH, 5.03%, 9/15/22          733     5,900     National Westminster Bank,
            FNMA REMIC Trusts                                                  5.125%, 5/28/99                                4,777
 12,411       Series 1997-20, I.O., 8.00%, 3/25/27           760                                                           --------
                                                        --------
                                                           2,116               Total Floating Rate Bank Notes
                                                        --------               (cost $10,488)                                10,003
                                                                                                                           --------
            MORTGAGE BACKED SECURITIES - 11.3%
      1     FHLMC, 6.50%, 6/1/04                               1               SHORT-TERM INVESTMENTS - 4.6%
  4,625     FHLMC - Gold, Pool G00767,
            7.50%, 8/1/27                                  4,754     1,531     FHLB Discount Note, 4.875%, 4/1/99             1,531
  5,264     FHLMC - Gold, Pool C18079,                              11,030     Societe Generale, Grand Cayman,
            6.00%, 11/1/28                                 5,121               Eurodollar Time Deposits,
 11,683     FNMA, Pool 440700,                                                 5.125%, 4/1/99                                11,030
            6.00%, 11/1/28                                11,355                                                           --------
 10,084     FNMA, Pool 452421,
            6.00%, 12/1/28                                 9,801               Total Short-Term Investments
                                                        --------               (cost $12,561)                                12,561
                                                          31,032                                                           --------
                                                        --------
                                                                               Total Investments - 99.6%
            Total U.S. Government Agencies                                     (cost $278,225)                              274,191
            (cost $33,478)                                33,148
                                                        --------               Other Assets less Liabilities - 0.4%             917
                                                                                                                           ---------

                                                                                  NET ASSETS - 100.0%                      $275,108
                                                                                                                           =========


(1) These private placement securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business. At March 31, 1999, the value of these securities amounted to approximately $19,643,000 or 7.1% of net assets.



See Notes to the Financial Statements.

-----
70
-----

NORTHERN FUNDS ANNUAL REPORT


SCHEDULES OF INVESTMENTS MARCH 31, 1999


TAX-EXEMPT FUND

PRINCIPAL                                                        PRINCIPAL
AMOUNT                                                   VALUE   AMOUNT                                                   VALUE
(000s)                                                  (000s)   (000s)                                                   (000s)
-----------------------------------------------------------------------------------------------------------------------------------
        MUNICIPAL INVESTMENTS - 93.6%                                       CALIFORNIA - 7.9% (CONT'D.)
                                                                 $1,000     South San Francisco Capital Improvement
        ALABAMA - 2.1%                                                      Financing Authority Revenue Bond, Series A,
        Jefferson County Sewer Capital Improvement                          South San Francisco Redevelopment Project
        Revenue Bond, Series A (FGIC Insured)                               (ACA Insured), 5.00%, 9/1/18                  $   973
$2,000   5.00%, 2/1/33                                  $1,933      230     Walnut Valley Unified School District
 1,250   5.375%, 2/1/36                                  1,272              G.O. Bond, Series A (MBIA Insured),
 1,500   5.75%, 2/1/38                                   1,599              Escrowed to Maturity, 6.00%, 8/1/13               263
                                                        ------                                                            -------
                                                         4,804                                                             18,047
                                                        ------                                                            -------
        ALASKA - 0.4%
 1,000  Anchorage G.O. Refunding Bond                                       COLORADO - 0.5%
        (MBIA Insured), 5.00%, 7/1/12                    1,032    1,250     Pueblo County PCR Refunding Bond,
                                                        ------              Public Services of Colorado Project
                                                                            (AMBAC Insured), 5.10%, 1/1/19                  1,251
        ARIZONA - 3.0%                                                                                                    -------
   320  Cochise County University School District
        No. 68 Sierra Vista G.O. Bond, Series B                             CONNECTICUT - 1.2%
        (FGIC Insured), 9.00%, 7/1/03                      383    2,210     Connecticut State Special Tax Obligation
 3,000  Maricopa County School District No. 41                              Revenue Bond, Series A, Transportation
        Gilbert G.O. Bond, 6.25%, 7/1/15                 3,231              Infrastructure, 7.125%, 6/1/10                  2,719
 1,260  Maricopa County School District No. 69                                                                            -------
        Paradise Valley G.O. Bond, Series B,                                FLORIDA - 6.1%
        8.50%, 7/1/06                                    1,594    3,000     Broward County Airport System Passenger
 1,500  Maricopa County Unified School District                             Facilities Revenue Bond, Series H-2
        No. 11 Peoria Project 1991 G.O. Bond,                               (AMBAC Insured), 4.75%, 10/1/23                 2,840
        5.50%, 7/1/10                                    1,581    3,670     Broward County G.O. Bond,
                                                        ------              10.00%, 7/1/14                                  5,548
                                                         6,789              Florida State Board of Education Capital
                                                        ------              Outlay G.O. Bond
                                                                  1,500       Series A, 5.50%, 1/1/05                       1,613
        CALIFORNIA - 7.9%                                           480       9.125%, 6/1/14                                  683
 4,315  California State Health Facilities Financing              1,000     Florida State Division of Bond Financing
        Authority Revenue Bond, Northern California                         Department General Recreational Facilities
        Presbyterian, 5.125%, 7/1/18                     4,189              Improvement Department of Environmental
 1,150  California State Public Works Board Lease                           Protection PRSV 2000 Revenue Bond,
        Revenue Bond, Series A, 6.10%, 9/1/02            1,238              Series A (MBIA Insured), 6.00%, 7/1/05          1,108
 4,000  California State Public Works Board Lease                 1,750     Orlando City Utilities Commission Water
        Revenue Bond, Series E, Department of                               and Electric Revenue Refunding Bond,
        Corrections State Prison, 5.50%, 6/1/15          4,293              Series D, 6.75%, 10/1/17                        2,120
 3,500  California Statewide Communities                                                                                  -------
        Development Authority Revenue Refunding                                                                            13,912
        Bond, Series A-2, Irvine Apartment                                                                                -------
        Communities, 4.90%, Mandatory Put, 5/15/08       3,497              GEORGIA - 1.2%
 2,760  Los Angeles Convention & Exhibition Center                2,300     Georgia State Municipal Electric Authority
        Authority COP,                                                      Power Revenue Bond, Series B
        Prerefunded, 9.00%, 12/1/05                      3,594              (FGIC Insured), 6.375%, 1/1/16                  2,682
                                                                                                                          -------

                                                                           -----
                                                                              71
                                                                           -----


See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                            PRINCIPAL
AMOUNT                                                   VALUE       AMOUNT                                                  VALUE
(000s)                                                  (000s)       (000s)                                                  (000s)
-----------------------------------------------------------------------------------------------------------------------------------
         ILLINOIS - 10.8%                                                    INDIANA - 4.9% (CONT'D)
$5,000   Chicago Board of Education Capital                                  Indianapolis City Industrial Utilities
         Appreciation G.O. Bond, Series A,                                   Distribution Revenue Refunding Bond,
         School Reform Projects (FGIC Insured),                              Series B (FGIC Insured)
         0.00%, 12/1/20                                  $  1,610 $  400       5.00%, 6/1/06                                 $   421
         Chicago City G.O. Bond, Series A                            910       4.00%, 6/1/08                                     891
         (FGIC Insured)                                              970       3.50%, 6/1/18                                     794
 2,000     5.375%, 1/1/24                                   2,038    420     Indiana State Municipal Power Agency
 2,750     5.125%, 1/1/29                                   2,694            Supply Systems Revenue Refunding Bond,
         Chicago City G.O. Bond, Series B                                    Series B (MBIA Insured), 6.00%, 1/1/12              474
         (AMBAC Insured)                                           1,290     Indiana State Office Building Capital
 1,835     5.125%, 1/1/15                                   1,884            Complex Revenue Bond, Series B
 4,610     5.125%, 1/1/22                                   4,644            (MBIA Insured), 7.40%, 7/1/15                     1,661
 3,000   Chicago Midway Airport Revenue                            3,305     Indiana State Transportation Authority
         Bond, Series A (MBIA Insured),                                      Airport Finance Lease Revenue Bond,
         5.50%, 1/1/29                                      3,105            Series A, 5.50%, 11/1/12                          3,487
 1,250   Chicago Sales TRB (FGIC Insured),                         2,000     Marion County Convention and Recreational
         5.375%, 1/1/30                                     1,272            Facilities Authority Excise TRB, Series A
 1,000   Chicago State University Revenue Bond,                              (AMBAC Insured), 7.00%, 6/1/21                    2,161
         Auxiliary Facilities System (MBIA Insured),                                                                         -------
        5.50%, 12/1/23                                     1,059                                                              11,099
1,480   Chicago Water Revenue Refunding Bond                                                                                 -------
        (FGIC Insured), 4.125%, 11/1/13                    1,379             KANSAS - 1.6%
        Illinois State Development Financing                                 Burlington City Environmental
        Authority Economic Development Revenue                               Improvement Revenue Refunding Bond,
        Bond, Latin School of Chicago Project                                Kansas City Power & Light Co. Project
  350     5.60%, 8/1/18                                      351   2,000       Series D, 4.35%, Mandatory Put, 9/1/01          2,015
  730     5.65%, 8/1/28                                      732   1,650       Series C, 4.50%, Mandatory Put, 9/1/03          1,666
1,000   Illinois State Development Financing                                                                                 -------
        Authority PCR Revenue Refunding Bond,                                                                                  3,681
        Series B, Illinois Power Co. Project                                 MASSACHUSETTS - 5.6%                            -------
        (MBIA Insured), 5.40%, 3/1/28                      1,012             Massachusetts Bay Transportation
  500   Illinois State Educational Facilities Authority                      Authority Revenue Bond
        Revenue Bond, Northwestern University,                     2,000       Series B, 5.25%, 3/1/17                         2,044
        5.25%, Mandatory Put, 11/1/14                        523   2,500       Series A (MBIA Insured),
1,250   Illinois State Educational Facilities Authority                        4.50%, 3/1/26                                   2,275
        Revenue Bonds, Series B, University of                     3,000     Massachusetts Grant Anticipation Notes,
        Chicago, 4.40%, Mandatory Put, 7/1/04              1,268             Series A, 5.50%, 6/15/14                          3,192
1,000   Illinois Student Assistance Commission                     1,000     Massachusetts State Health & Educational
        Student Loan Revenue Bond, Series QQ,                                Facilities Authority Revenue Bonds, Series A,
        3.75%, 9/1/02                                        991             Caritas Christi Obligation Group,
                                                         -------             5.625%, 7/1/20                                      992
                                                          24,562   2,000     Massachusetts State Turnpike Authority
                                                         -------             Metropolitan Highway System Revenue Bond,
                                                                             Series A (AMBAC Insured), 4.75%, 1/1/34           1,859
        INDIANA - 4.9%
  970   Hamilton County Public Building
        Corporation First Mortgage G.O. Bond,
        7.25%, 8/1/13                                      1,210



See Notes to the Financial Statements.



-----
72
-----

                                                    NORTHERN FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS MARCH 31, 1999

TAX-EXEMPT FUND (continued)


PRINCIPAL                                                              PRINCIPAL
AMOUNT                                                       VALUE     AMOUNT                                                VALUE
(000s)                                                      (000s)    (000s)                                                (000s)
------------------------------------------------------------------------------------------------------------------------------------
           MASSACHUSETTS - 5.6% (CONT'D.)                                         NEW YORK - 17.3% (CONT'D.)
 $2,500    Massachusetts State Water Reserve Authority                            New York City G.O. Refunding Bond
           Revenue Bond, Series A (FSA Insured),                        $1,500      Series A, 5.00%, 8/1/05                 $  1,563
           4.75%, 8/1/27                                    $  2,341     1,000      Series D, 5.75%, 8/1/07                    1,090
                                                            --------     6,000      Series F, 5.25%, 9/15/11                   6,288
                                                             12,703      5,000    New York City Municipal Water Financing
                                                            --------              Authority Water and Sewer System
           MICHIGAN - 0.9%                                                        Refunding Revenue Bond, Series A
  2,000    University of Michigan Hospital Revenue                                (MBIA Insured), 5.50%, 6/15/23               5,156
           Refunding Bond, Series A-1,                                   1,500    New York City Transitional Financing
           5.25%, 12/1/09                                      2,117              Authority Future Tax Secured Revenue
                                                            --------              Bond, Series B, 4.50%, 11/15/27              1,355
                                                                         1,250    New York State Dormitory Authority
           MISSOURI - 1.1%                                                        Revenue Bond, Menorah Home (AMBAC
  2,500    Missouri State Health and Educational                                  and FHA Insured), 5.00%, 8/1/18              1,241
           Facilities Revenue Bond, BJC Health Systems                   5,000    New York State Dormitory Authority
           (MBIA Insured), 5.00%, 5/15/38                      2,417              Revenue Bond, Series B, State University
                                                            --------              Educational Facilities,
                                                                                  Prerefunded, 6.25%, 5/15/04                  5,630
           MONTANA - 0.1%                                                2,000    New York State Dormitory Authority
    190    University of Montana Higher Education                                 Revenue Bond, Series C, Mental Health
           Revenue Bond, Series A (MBIA Insured),                                 Services Facilities (MBIA Insured),
           4.50%, 11/15/15                                       181              5.125%, 2/15/15                              2,035
                                                            --------     5,500    New York State Power Authority Revenue
                                                                                  Refunding Bond, Series A,
           NEBRASKA - 1.3%                                                        5.00%, 2/15/04                               5,758
  3,000    American Public Energy Agency Gas Supply                      2,500    New York State Tollway Authority Highway
           Revenue Bond, Series C, Public Gas Agency                              and Bridge Revenue Bond, Series A
           Project (AMBAC Insured), 4.30%, 3/1/11              2,865              (FGIC Insured), 5.125%, 4/1/11               2,618
                                                            --------     1,000    New York State Urban Development Corp.
                                                                                  Revenue Refunding Bond (Colld. by
           NEVADA - 1.2%                                                          HUD 236), 5.50%, 7/1/16                      1,040
    580    Nevada State G.O. Refunding Bond,                             1,475    Triborough Bridge & Tunnel Authority
           Project 20-23A, Escrowed to Maturity,                                  General Purpose Revenue Bond, Series SR,
           7.20%, 7/16/06                                        596              5.00%, 1/1/07                                1,539
  2,000    Washoe County Airport Authority                               1,750    Triborough Bridge & Tunnel Authority
           Revenue Bond, Series A, Airport Systems                                Special Obligation Revenue Refunding Bond,
           Improvement (MBIA Insured),                                            Series A (MBIA Insured), 5.125%, 1/1/16      1,783
           5.70%, 7/1/26                                       2,124                                                         -------
                                                            --------                                                          39,414
                                                               2,720                                                         -------
                                                            --------              NORTH CAROLINA - 5.0%
                                                                           610    North Carolina State Eastern Municipal
           NEW JERSEY - 0.9%                                                      Power Agency Revenue Refunding Bond,
  2,000    New Jersey State Turnpike Authority                                    Series A, Escrowed to Maturity,
           Revenue Refunding Bond, Series A,                                      6.50%, 1/1/18                                  731
           6.75%, 1/1/08                                       2,129     3,850    North Carolina State Eastern
                                                            --------              Municipal Power Agency Revenue
                                                                                  Refunding Bond, Series B, 7.00%, 1/1/08      4,390
           NEW YORK - 17.3%
  1,000    Long Island Power Authority Electric
           System Revenue Bond, 5.00%, 4/1/02                  1,029
  1,250    Metropolitan Transportation Authority
           Commuter Facilities Revenue Bond,
           Series C-1 (FGIC Insured), 5.125%, 7/1/13           1,289



See Notes to the Financial Statements.


                                                                           -----
                                                                              73
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                         PRINCIPAL
AMOUNT                                                   VALUE    AMOUNT                                                VALUE
(000s)                                                  (000s)    (000s)                                                (000s)
-----------------------------------------------------------------------------------------------------------------------------------
         NORTH CAROLINA - 5.0% (CONT'D.)                                    SOUTH CAROLINA - 2.2%(CONT'D.)
$1,000   North Carolina State Medical Care                         $2,500   South Carolina State Public Service
         Commission Hospital Revenue Bond,                                  Authority Revenue Refunding Bond,
         Gaston Health Care, 5.00%, 2/15/29         $     949               Series A (MBIA Insured),
 3,000   North Carolina State Medical Care                                  5.125%, 1/1/32                                 $  2,459
         Commission Hospital Revenue Bond                                                                                  --------
         (MBIA Insured), 5.25%, 5/1/26                  3,027                                                                 5,097
 2,500   North Carolina State Medical Care                                                                                 --------
         Commission Hospital Revenue Bond,
         Series A, Pitt County Memorial Hospital                            TENNESSEE - 2.6%
         (MBIA Insured), 4.75%, 12/1/28                 2,331       1,500   Chattanooga Health, Educational & Housing
                                                     --------               Facility Board Revenue Refunding and
                                                       11,428               Hospital Improvement Bond, Siskin
                                                     --------               Hospital, 5.25%, 6/1/28                           1,429
                                                                    1,000   Metropolitan Government Nashville and
         OHIO - 1.1%                                                        Davidson Counties Revenue Refunding
 2,500   Scioto County Marine Terminal Revenue                              Bond, Prerefunded, 6.15%, 5/15/02                 1,089
         Refunding Bond, Norfolk Southern Corp.                     1,500   Metropolitan Government Nashville and
         Project, 5.30%, 8/15/13                        2,519               Davidson Counties Water and Sewer
                                                     --------               Revenue Refunding Bond, Series A
                                                                            (FGIC Insured), 4.75%, 1/1/22                     1,428
         OKLAHOMA - 1.8%                                            2,000   Tennessee State Energy Acquisition Corp.
 1,380   McGee Creek Water Authority Revenue                                Gas Revenue Bond, Series B
         Bond, Series 1992 (MBIA Insured),                                  (AMBAC Insured), 4.50%, 9/1/08                    2,014
         6.00%, 1/1/13                                  1,562                                                              --------
 2,500   Oklahoma Development Finance Authority                                                                               5,960
         Revenue Refunding Bond, Series A,                                                                                 --------
         Hillcrest Healthcare System,
         5.625%, 8/15/29                                2,484               TEXAS - 4.8%
                                                     --------       2,000   Brazos River Authority PCR Refunding
                                                        4,046               Bond, Series A, Texas Utility Electric Co.,
                                                     --------               3.70%, 4/1/33                                     2,000
                                                                    1,000   Brownsville Naval District Revenue
         OREGON - 0.1%                                                      Refunding Bond, Union Carbide Corp.
   230   Oregon State G.O. Bond, Series 66,                                 Project, 5.10%, 1/1/12                              996
         10.50%, 6/1/02                                   276       1,010   Coastal Industrial Water Authority Revenue
                                                     --------               Bond, Prerefunded, 6.375%, 6/15/99                1,022
                                                                    1,030   Colorado River Municipal Water District
                                                                            Revenue Bond,
         PENNSYLVANIA - 0.7%                                                Prerefunded, 9.50%, 1/1/01                        1,131
 1,500   Southeastern Pennsylvania Transportation                   2,000   Harris County Health Facilities
         Authority Special Revenue Bond, Series A                           Development Corp. Revenue Bond,
         (FGIC Insured), 5.25%, 3/1/18                  1,535               Series A, Baylor College Medical Project
                                                     --------               (AMBAC Insured), 5.00%, 11/15/28                  1,946
                                                                    1,500   San Antonio Electric and Gas Revenue
         SOUTH CAROLINA - 2.2%                                              Refunding Bond, Series A, 4.50%, 2/1/21           1,382
   500   Charleston Waterworks and Sewer Revenue                    2,500   Texas State Water Development Board
         Refunding and Capital Improvement Bond,                            Revenue Bond Revolving Fund, Series B,
         5.125%, 1/1/15                                   518               Senior Lien, 5.00%, 7/15/19                       2,466
 2,115   Piedmont County Municipal Power Agency                                                                            --------
         Electric Revenue Refunding                                                                                          10,943
         Bond, Series A, 6.55%, 1/1/16                  2,120                                                              --------




See Notes to the Financial Statements.


-----
74
-----

                                                    NORTHERN FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS MARCH 31, 1999

TAX-EXEMPT FUND (continued)

PRINCIPAL                                                            NUMBER
AMOUNT                                                  VALUE       OF SHARES                                                VALUE
(000s)                                                  (000s)       (000s)                                                  (000s)
------------------------------------------------------------------------------------------------------------------------------------
           UTAH - 2.0%                                                         OTHER - 10.7%
           Utah State Intermountain Power Agency
           Power Supply Revenue Refunding Bond                       17,370    AIM Tax Free Cash Reserve Fund             $  17,370
$2,000       Series B, 6.00%, 7/1/06                    $   2,222     7,063    Provident Municipal Fund                       7,063
 2,500       Series D, 5.00%, 7/1/21                        2,412                                                         ---------
                                                        ---------
                                                            4,634              Total Other
                                                        ---------              (cost $24,433)                                24,433
                                                                                                                          ---------
           VIRGINIA - 1.2%
 2,750     Charles City and County IDA Solid Waste                             Total Investments - 104.3%
           Disposal Facility Revenue Bond,                                     (cost $231,893)                              237,742
           Waste Management, Inc. Project,
           4.875%, 2/1/09                                   2,728              Liabilities less Other Assets - (4.3)%        (9,919)
                                                        ---------                                                         ---------

           WASHINGTON - 1.7%                                                   NET ASSETS - 100.0%                        $ 227,823
 1,000     Central Puget Sound Regional Transportation                                                                     =========
           Authority Sales Tax and Motor Revenue Bond
           (FGIC Insured), 5.25%, 2/1/21                    1,032
 1,660     Seattle G.O. Bond, Series F,
           5.25%, 12/15/18                                  1,693
 1,000     Washington State Public Power Supply
           Systems Revenue Refunding Bond, Series B,
           Nuclear Project No. 3, 5.70%, 7/1/10             1,055
                                                        ---------
                                                            3,780
                                                        ---------

           WISCONSIN - 2.3%
 2,200     Menomonee Falls BAN,
           4.10%, 12/1/99                                   2,200
 1,000     Southeast Wisconsin Professional Baseball
           Park District Sales TRB, Series A
           (MBIA Insured), 5.50%, 12/15/19                  1,067
 2,000     Wisconsin State Health and Educational
           Facilities Authority Revenue Bond,
           Aurora Health Care, Inc., Series A,
           5.60%, 2/15/29                                   1,972
                                                        ---------
                                                            5,239
                                                        ---------

           Total Municipal Investments
           (cost $207,460)                                213,309
                                                        ---------


See Notes to the Financial Statements.

                                                                           -----
                                                                              75
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

CALIFORNIA TAX-EXEMPT FUND

PRINCIPAL                                                            PRINCIPAL
AMOUNT                                                     VALUE      AMOUNT                                                  VALUE
(000s)                                                     (000s)     (000s)                                                  (000s)
------------------------------------------------------------------------------------------------------------------------------------
            MUNICIPAL INVESTMENTS - 97.9%                                        CALIFORNIA - 91.9% (CONT'D)
                                                                       $1,000    California State Public Works Board
            CALIFORNIA - 91.9%                                                   Lease Revenue Refunding Bond, Series B,
            ABAG Finance Authority Nonprofit                                     Various Community Colleges Projects
            Corporations Channing House COP                                      (AMBAC Insured), 5.625%, 3/1/16              $1,065
$   590       4.65%, 2/15/06                                $   586              California State Public Works Board Lease
    780       4.90%, 2/15/09                                    780              Revenue Refunding Bond, Series C,
    450     Anaheim PFA Lease Revenue Bond,                                      Department of Corrections
            Series C, Public Improvement Project                        2,250      5.25%, 11/1/07                              2,436
            (FSA Insured), 6.00%, 9/1/09                        515     3,275      5.25%, 11/1/08                              3,547
    250     Anaheim PFA Tax Allocation Revenue                                   California Statewide Communities
            Bond, Series A, Redevelopment Project                                Development Authority COP, Saint Joseph
            (MBIA Insured), 5.25%, 2/1/18                       257              Health System Obligation Group
  1,000     California State Department of Transportation                 200      5.00%, 7/1/03                                 208
            Refunding COP, Series A (MBIA Insured),                     3,335      5.00%, 7/1/05                               3,486
            5.25%, 3/1/16                                     1,034     1,000    California Statewide Communities
    750     California State Department of Water                                 Development Authority Revenue Refunding
            Restoration CVP Water System Revenue                                 Bond, Series A-2, Irvine Apartment
            Bond, Series O, 4.75%, 12/1/16                      740              Communities,
  1,000     California State Educational Facilities                              4.90%, Mandatory Put, 5/15/08                   999
            Authority Revenue Bond, Series A,                           1,500    Contra Costa Transportation Authority
            Pepperdine University, 5.00%, 11/1/29               976              Sales TRB, Series A (FGIC Insured),
            California State G.O. Bond                                           5.50%, 3/1/02                                 1,565
    150       6.60%, 2/1/10                                     178       400    Dry Creek Joint Elementary School District
  1,250       5.25%, 10/1/10                                  1,343              G.O. Bond, Series A (FSA Insured),
  2,000     California State Health Facilities Financing                         0.00%, 8/1/09                                   254
            Authority Revenue Bond, Northern California                 2,000    East Bay Municipal Utility District Water
            Presbyterian, 5.125%, 7/1/18                      1,942              System Revenue Bond, 5.25%, 6/1/16            2,082
            California State Health                                       150    Escondido Unified High School District
            Facilities Financing                                                 G.O. Bond (MBIA Insured),
            Authority Revenue Bond, Sutter Health                                5.60%, 11/1/09                                  169
    500       Series C (FSA Insured),                                     515    Fillmore Unified School District
              5.00%, 8/15/17                                    498              G.O. Bond, Series A (FGIC Insured),
  1,000       Series A (MBIA Insured),                                           0.00%, 7/1/10                                   310
              5.35%, 8/15/28                                  1,029       200    Folsom School Facilities Projects
  1,000       Series A (FSA Insured),                                            G.O. Bond, Series D (FGIC Insured),
              5.00%, 8/15/37                                    980              5.70%, 8/1/13                                   220
  2,400     California State Pollution                                    295    Fontana Unified School District
            Control Financing Authority                                          G.O. Bond, Series D (FGIC Insured),
            Revenue Refunding VRN,                                               0.00%, 5/1/02                                   287
            Series A, Shell Oil Co. Project,                              375    Foothill/Eastern Transportation Corridor
            2.85%, 4/21/99                                    2,400              Agency Toll Road Senior Lien Revenue Bond,
  3,545     California State Public Works Board                                  Series A, 0.00%, 1/1/05                         294
            Lease Revenue Bond, Series A, Trustee of                    1,160    Fremont Unified School District
            California State University,                                         Refunding G.O. Bond, Series A,
            5.25%, 10/1/14                                    3,663              Alameda County (FGIC Insured),
  2,000     California State Public Works Board                                  0.00%, 8/1/13                                   587
            Lease Revenue Refunding Bond,
            Series A, Various University Projects
            (AMBAC Insured), Prerefunded,
            6.25%, 12/1/02                                    2,223


See Notes to the Financial Statements.


-----
76
-----

                                                    NORTHERN FUNDS ANNUAL REPORT


SCHEDULES OF INVESTMENTS MARCH 31, 1999

CALIFORNIA TAX-EXEMPT FUND (continued)

PRINCIPAL                                                           PRINCIPAL
AMOUNT                                                    VALUE     AMOUNT                                                   VALUE
(000s)                                                    (000s)    (000s)                                                   (000s)
------------------------------------------------------------------------------------------------------------------------------------
         CALIFORNIA - 91.9% (CONT'D.)
$1,000   Galt Schools Joint Powers Authority                                 CALIFORNIA - 91.9% (CONT'D.)
         Revenue Refunding Bond, Series A,                         $  720    MONROVIA UNIFIED School District G.O.
         High School and Elementary School                                   Bond, Series A (MBIA Insured),
         Projects (MBIA Insured), 5.75%, 11/1/16          $1,090             0.00%, 8/1/10                                   $   432
   200   Imperial Irrigation District Refunding COP,                  250    M-S-R Public Power Agency Revenue
         Electrical System Project (MBIA Insured),                           Refunding Bond, Series G, San Juan Project
         5.20%, 11/1/09                                      216             (MBIA Insured), 5.25%, 7/1/11                       266
   200   Lemoore Unified High School District G.O.                    200    Oakland G.O. Bond, Measure I (FGIC Insured),
         Bond (AMBAC Insured), 6.00%, 1/1/12                 228             5.60%, 12/15/14                                     216
   550   Los Angeles Convention and Exhibition                        250    Paramount Unified School District G.O.
         Center Authority Lease Revenue Refunding                            Bond, Series A (FSA Insured),
         Bond, Series A (MBIA Insured),                                      5.125%, 9/1/19                                      253
         6.125%, 8/15/11                                     634    1,500    Poway Unified School District Special Tax
 1,000   Los Angeles County Metropolitan                                     Community Facilities District No. 1 Bond
         Transportation Authority Sales TRB, Series B                        (MBIA Insured), 4.875%, 10/1/17                   1,483
         (AMBAC Insured), 4.75%, 7/1/18                      975      500    Redding Joint Powers Financing Authority
 1,000   Los Angeles County Public Works Financing                           Electrical Systems Revenue Bond, Series A
         Authority Revenue Bond, Series A, Regional                          (MBIA Insured), 5.25%, 6/1/15                       519
         Park and Open Spaces District Project,                       500    Riverside County Transportation
         5.50%, 10/1/10                                    1,089             Community Sales TRB, Series A
 2,250   Los Angeles County Transition Sales TRB,                            (FGIC Insured), 6.00%, 6/1/05                       558
         Series A, Proposition C, Second Series                       250    Riverside Sewer Revenue Refunding Bond
         (MBIA Insured), 6.50%, 7/1/07                     2,625             (FGIC Insured), 5.00%, 8/1/11                       263
    40   Los Angeles Harbor Department Revenue                        300    Riverside Water Revenue Refunding Bond,
         Bond, Escrowed to Maturity,                                         5.00%, 10/1/18                                      297
         7.60%, 10/1/18                                       52    1,000    Sacramento Municipal Utility District
   450   Los Angeles Unified School District G.O.                            Electric Revenue Refunding Bond,
         Bond, Series A (FGIC Insured),                                      Series L (AMBAC Insured),
         6.00%, 7/1/15                                       512             5.20%, 7/1/16                                     1,031
 2,000   Metropolitan Water District Southern                       1,530    Salinas Sanitary Sewer Systems Revenue
         California G.O. Refunding Bond, Series A,                           Bond (FGIC Insured), 5.00%, 8/1/20                1,522
         5.25%, 3/1/13                                     2,120    1,000    San Diego County Regional Transportation
         Metropolitan Water District Southern                                Sales TRB, Series A (AMBAC Insured),
         State Waterworks Revenue Bond                                       6.00%, 4/1/06                                     1,122
   300     Series C, 5.125%, 7/1/12                          313    1,000    San Diego Water Utility Fund - Net System
 1,000     Series A, 5.00%, 7/1/26                           988             Revenue Bond Certificate (FGIC Insured),
 2,000   Modesto Irrigation District Refunding COP,                          5.375%, 8/1/10                                    1,086
         Series B, Capital Improvements Projects,                            San Diego Public Facilities Financing
         5.30%, 7/1/22                                     2,000             Authority Sewer Revenue Bond
 1,500   Modesto Revenue COP, Water System                                   (FGIC Insured)
         Improvement Project (AMBAC Insured),                         750      Series A, 5.125%, 5/15/11                         796
         Prerefunded, 6.25%, 10/1/01                       1,629      450      Series B, 5.375%, 5/15/17                         469
 1,420   Modesto Revenue Refunding COP, Water                         200    San Diego Unified School District COP,
         Utility System Refining Project (FGIC Insured),                     Series A, Capital Projects, 5.00%, 7/1/00           204
         5.125%, 10/1/17                                   1,445      200    San Diego Water Authority Revenue
                                                                             Refunding COP, Series A,
                                                                             5.00%, 5/1/16                                       202


See Notes to the Financial Statements.

                                                                           -----
                                                                              77
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

PRINCIPAL                                                        PRINCIPAL
AMOUNT                                                 VALUE     AMOUNT                                           VALUE
(000s)                                                 (000s)    (000s)                                           (000s)
--------------------------------------------------------------------------------------------------------------------------------
          CALIFORNIA - 91.9% (CONT'D.)
$1,000    San Francisco Bay Area Rapid Transit                             PUERTO RICO - 6.0% (CONT'D.)
          District Sales Tax Revenue Refunding Bond,             $1,000    Puerto Rico Commonwealth Public
          5.25%, 7/1/17                               $ 1,033              Improvement G.O. Bond,
 2,150    San Jose Redevelopment Agency Tax                                Prerefunded, 6.80%, 7/1/02             $ 1,110
          Allocation Bond, Merged Area Redevelopment                                                              -------
          Project (AMBAC Insured),                                                                                  4,632
          4.75%, 8/1/29                                 2,041                                                     -------
   500    Santa Clara County Financing Authority
          Lease Revenue Multiple Facilities Project                        Total Municipal Investments
          Bond, Series A (AMBAC Insured),                                  (cost $74,467)                          75,651
          4.40%, 5/15/10                                  503                                                     -------
   200    Santa Rosa Wastewater Revenue Refunding
          Bond, Series A, Subregional Project                     NUMBER
          (FGIC Insured), 4.75%, 9/1/16                   197   OF SHARES
    35    Santa Rosa Wastewater Revenue                          (000s)
          Refunding Bond, Series A (FGIC                        ---------
          Insured), 5.25%, 9/1/16 37 South                               OTHER - 0.6%
          San Francisco Capital Improvement
          Financing Authority Revenue Bond,                          2   Federated California Municipal Cash
          Series A, Redevelopment Projects                               Trust Money Market Fund                        2
          (ACA Insured)                                            471   Shearson Lehman Brothers Municipal Cash
   485      3.85%, 9/1/02                                 483            Trust Money Market Fund                      471
 1,085      4.20%, 9/1/06                               1,072                                                     -------
 1,370      4.25%, 9/1/07                               1,346
 1,000    University of California Revenue Refunding                     Total Other
          Bond, Series E, Multiple Purpose Project                       (cost $473)                                  473
          (MBIA Insured), 5.125%, 9/1/17                1,019                                                     -------
                                                      -------
                                                       71,019            Total Investments - 98.5%
                                                      -------            (cost $74,940)                            76,124
          PUERTO RICO - 6.0%
 1,000    Puerto Rico Commonwealth Highway and                           Other Assets less Liabilities - 1.5%       1,125
          Transportation Authority Revenue Bond,                                                                  -------
          Series A (AMBAC Insured),
          5.00%, 7/1/28                                   995            NET ASSETS - 100.0%                      $77,249
 1,000    Puerto Rico Commonwealth Infrastructure                                                                 =======
          Financing Authority Special TRB, Series A
          (AMBAC Insured), 5.00%, 7/1/21                  995
 1,450    Puerto Rico Commonwealth Public
          Improvement G.O. Bond,
          5.25%, 7/1/10                                 1,532


See Notes to the Financial Statements.


-----
78
-----

NORTHERN FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS MARCH 31, 1999

INTERNATIONAL FIXED INCOME FUND

PRINCIPAL                                               PRINCIPAL
AMOUNT/                                                 AMOUNT/
LOCAL                                                   LOCAL
CURRENCY                                       VALUE    CURRENCY                                     VALUE
(000s)                                        (000s)    (000s)                                      (000s)
------------------------------------------------------------------------------------------------------------
         DEBT OBLIGATIONS - 98.0%
         AUSTRALIAN DOLLAR - 2.5%                             EURO - 48.0% (cont'd.)
    490  Commonwealth of Australia,                      380  Republic of Finland,
         10.00%, 10/15/02                     $   359         5.50%, 2/9/01                        $   218
                                              -------  1,291  Republic of Italy,
         BRITISH POUND STERLING - 19.8%                       8.50%, 4/1/04                          1,706
    125  Abbey National PLC,                                  Treasury of the Netherlands
         6.00%, 8/10/99                           202    227    8.50%, 3/15/01                         270
    350  BAA PLC,                                        454    5.75%, 2/15/07                         549
         7.875%, 2/10/07                          644                                              -------
    375  Lloyds Bank PLC,                                                                            6,851
         7.375%, 3/11/04                          653                                              -------
         Treasury of Great Britain                            JAPANESE YEN - 16.9%
    325    7.50%, 12/7/06                         620 55,000  Asian Development Bank,
    300    8.00%, 6/7/21                          711         5.00%, 2/5/03                            540
                                              ------- 15,000  European Investment Bank,
                                                2,830         5.875%, 11/26/99                         131
                                              ------- 00,000  FNMA,
                                                              2.00%, 12/20/99                          855
         CANADIAN DOLLAR - 4.4%                       80,000  International Bank for
    500  Government of Canada,                                Reconstruction and Development,
         7.50%, 12/1/03                           364         4.50%, 3/20/03                           783
    375  Province of Ontario,                         10,000  Japanese Development Bank,
         7.25%, 9/27/05                           270         6.50%, 9/20/01                            97
                                              -------                                              -------
                                                  634                                                2,406
                                              -------                                              -------
                                                              SWEDISH KRONA - 1.6%
         DANISH KRONE - 4.8%                           1,500  Kingdom of Sweden,
  3,850  Kingdom of Denmark,                                  10.25%, 5/5/03                           229
         8.00%, 3/15/06                           689                                              -------
                                              -------         Total Investments
                                                              (cost $13,595)                        13,998
         EURO - 48.0%                                                                              -------
    450  Electric de France,                                  Other Assets less Liabilities - 2.0%     287
         3.75%, 10/28/03                          491                                              -------
         Federal Republic of Germany                          NET ASSETS - 100.0%                  $14,285
    562    7.50%, 11/11/04                        727                                              =======
    601    6.25%, 1/4/24                          764
    343  Government of France,
         5.50%, 4/25/07                           408
         Government of Spain
    306    11.30%, 1/15/02                        402
    391    10.00%, 2/28/05                        562
    203  Kingdom of Belgium,
         7.50%, 7/29/08                           272
    500  LKB Global Bond,
         6.00%, 5/10/99                           277
    330  Republic of Austria,
         8.00%, 1/30/02                           205



See Notes to the Financial Statements.

                                                                           -----
                                                                              79
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999


HIGH YIELD MUNICIPAL FUND


PRINCIPAL                                                        PRINCIPAL
AMOUNT                                                VALUE      AMOUNT                                               VALUE
(000s)                                               (000s)      (000s)                                              (000s)
----------------------------------------------------------------------------------------------------------------------------
        MUNICIPAL INVESTMENTS - 74.8%
                                                                         LOUISIANA - 2.5%
        ALASKA - 3.0%                                            $250    St. Charles Parish PCR Refunding
$300    Alaska Industrial Development and                                Bonds, Union Carbide Corp. Project,
        Export Authority Power Revenue                                   5.10%, 1/1/12                                  $247
        Bonds (AMT), Upper Lynn Canal                                                                                   ----
        Regional Power, 5.875%, 1/1/32                 $300
                                                       ----              MASSACHUSETTS - 4.0%
                                                                  400    Massachusetts State Health &
        ARIZONA - 6.4%                                                   Educational Facilities Authority Revenue
 350    Apache County IDA PCR Bonds,                                     Bonds, Series A, Caritas Christi
        Series B, Tucson Electric Power                                  Obligated Group, 5.625%, 7/1/20                 397
        Co. Project, 5.875%, 3/1/33                    347                                                              ----
 300    Gilbert IDA Non-Profit Revenue Bonds,
        Series A, Southwest Student Services,                            MICHIGAN - 5.0%
        5.85%, 2/1/19                                   296       500    Michigan State Strategic Fund Limited
                                                       ----              Obligation Revenue Bonds (AMT),
                                                        643              United Waste Systems Project
                                                       ----              (Gtd. by Waste Management, Inc.),
                                                                         5.20%, 4/1/10                                  500
        DISTRICT OF COLUMBIA - 4.0%                                                                                    ----
 400    District of Columbia Revenue Bonds,
        Methodist Home Issue,                                            NEVADA - 2.6%
        6.00%, 1/1/20                                   401       260    Clark County PCR Refunding Bonds,
                                                       ----              Series D, Nevada Power Co. Project,
                                                                         5.45%, 10/1/23                                 257
        FLORIDA - 1.4%                                                                                                 ----
 150    Miami Beach Health Facility Authority
        Hospital Revenue Bonds, Mt. Sinai                                NEW JERSEY - 4.9%
        Medical Center Project,                                   500    New Jersey Economic Development
        5.375%, 11/15/28                                145              Authority Revenue Bonds, Series A,
                                                       ----              Leisure Park Project (Gtd. by Host
                                                                         Marriott Corp.), 5.875%, 12/1/27               495
        GEORGIA - 5.0%                                                                                                 ----
 500    Bibb County Development Authority
        Multifamily Revenue Bonds, Series A,                             NEW YORK - 6.0%
        Emerald Coast Housing II, Inc.,                           400    New York G.O. Bonds, Series H,
        7.25%, 11/1/28                                  499              5.25%, 3/15/18                                 402
                                                       ----       200    New York State Urban Development
                                                                         Corp. VRDN, P-Floats PT-210,
        ILLINOIS - 7.8%                                                  3.08%, 4/7/99                                  200
 400    Chicago O'Hare International Airport                                                                           ----
        Special Facility Revenue Bonds, Series A,                                                                       602
        United Air Lines, Inc. Project,                                                                                ----
        5.35%, 9/1/16                                   397
                                                                         OHIO - 5.1%
 400    Illinois Development Finance Authority                    500    Ohio State Water Development Authority
        Hospital Revenue Bonds, Adventist Health                         Solid Waste Disposal Revenue Bonds,
        Systems/Sunbelt Obligation,                                      Series A (AMT), Bay Shore Power Co.
        5.50%, 11/15/29                                 387              Project, 5.875%, 9/1/20                        509
                                                       ----                                                            ----
                                                        784
                                                       ----




See Notes to the Financial Statements.


-----
80
-----

                                                    NORTHERN FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS MARCH 31, 1999


HIGH YIELD MUNICIPAL FUND (continued)


PRINCIPAL                                                             PRINCIPAL
AMOUNT                                                     VALUE      AMOUNT                                               VALUE
(000s)                                                    (000s)      (000s)                                              (000s)
----------------------------------------------------------------------------------------------------------------------------------
           OKLAHOMA - 4.0%                                                     SHORT-TERM INVESTMENT - 33.5%
   $400    Oklahoma Development Finance
           Authority Revenue Refunding Bonds,                        $3,362    Federated Tax Free Trust Money Market
           Series A, Hillcrest Healthcare Systems,                             Fund No. 15
           5.625%, 8/15/29                                $   397              (cost $3,362)                              $  3,362
                                                          -------                                                         --------
           PENNSYLVANIA - 11.6%                                                Total Investments - 108.3%
    100    Beaver County IDA PCR Refunding Bonds,                              (cost $10,879)                               10,868
           Series A, Cleveland Electric Illuminating
           Co., 7.75%, 7/15/25                                114              Liabilities less Other Assets - (8.3)%         (835
    270    Delaware County Authority College                                                                               -------
           Revenue Bonds, Series B, Eastern College,                           NET ASSETS - 100.0%                         $10,033
           5.50%, 10/1/24                                     263                                                          =======
    400    Pennsylvania Economic Development
           Financing Authority Exempt Facility
           Revenue Bonds, Series A (AMT),
           National Gypsum Co.,  6.25%, 11/1/27               400
    400    Philadelphia Hospitals and Higher
           Education Facilities Revenue Bonds,
           Chestnut Hill College, 6.00%, 10/1/29              399
                                                          -------
                                                            1,176
                                                          -------
           TEXAS - 1.5%
    150    Houston Airport Systems Revenue Bonds,
           Series B (AMT), Special Facilities,
           Continental Airlines, Inc.,
           6.125%, 7/15/27                                    154
                                                           ------
           Total Municipal Investments
           (cost $7,517)                                    7,506
                                                           ------




See Notes to the Financial Statements.



                                                                        -----
                                                                           81
                                                                        -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999


HIGH YIELD FIXED INCOME FUND


PRINCIPAL                                                            PRINCIPAL
AMOUNT                                                  VALUE        AMOUNT                                              VALUE
(000s)                                                  (000s)       (000s)                                              (000s)
----------------------------------------------------------------------------------------------------------------------------------
          CORPORATE BONDS - 81.0%
                                                                   $  750    HEALTH CARE - 3.7%
          AIRLINES - 4.3%                                                    Columbia/HCA Healthcare Corp.
$  750    Continental Airlines, Inc. Notes,                                  MTN, 8.85%, 1/1/07                            $   743
          8.00%, 12/15/05                               $   743       750    Dynacare, Inc. Senior Notes,
 1,000    Northwest Airlines Corp. Pass -Through                             10.75%, 1/15/06(1)                                765
          Certificates, Series 991C,                                                                                        ------
          8.13%, 2/1/14                                   1,023                                                              1,508
                                                         ------                                                             ------
                                                          1,766
                                                         ------              HOME BUILDERS - 2.5%
                                                                    1,000    Webb (Del E.) Corp. Senior
          AUTO PARTS & EQUIPMENT - 2.5%                                      Subordinated Debentures,
 1,000    American Axle & Manufacturing, Inc.,                               10.25%, 2/15/10(1)                              1,018
          Senior Subordinated Notes,                                                                                        ------
          9.75%, 3/1/09(1)                                1,023
                                                         ------              MACHINERY-CONSTRUCTION & MINING - 2.4%
                                                                    1,000    Terex Corp. Senior Subordinated
          FOOD & BEVERAGES - 8.6%                                            Notes, 8.875%, 4/1/08(1)                          980
 1,500    Luigino's, Inc., Senior Subordinated Notes,                                                                       ------
          10.00%, 2/1/06(1)                               1,500
   500    National Wine & Spirits Holding Corp.                              MEDIA & CABLE - 10.0%
          Senior Notes, 10.125%, 1/15/09(1)                 515     1,000    Charter Communications Holdings, LLC
 1,500    Triarc Consumer Products Group, LLC                                Senior Notes, 8.625%, 4/1/09(1)                 1,023
          Senior Subordinated Notes,                                1,000    Echostar DBS Corp. Senior Notes,
          10.25%, 2/15/09(1)                              1,485              9.38%, 2/1/09(1)                                1,039
                                                         ------     1,000    Emmis Communications Corp.
                                                          3,500              Senior Subordinated Notes,
                                                         ------              8.125%, 3/15/09(1)                              1,008
                                                                    1,000    Garden State Newspapers, Inc.
          DIVERSIFIED FINANCIAL SERVICES - 8.4%                              Senior Subordinated Notes,
 2,000    Advanta Corp. Medium Term FRN,                                     8.625%, 7/1/11(1)                               1,005
          5.40%, 7/23/01                                  1,727                                                             ------
 1,000    Green Tree Financial Corp. MTN,                                                                                    4,075
          6.50%, 9/26/02                                    940                                                             ------
   750    Willis Corroon Corp. Senior Subordinated
          Notes, 9.00%, 2/1/09(1)                           759              MISCELLANEOUS MANUFACTURING - 1.9%
                                                         ------       750    Hexcel Corp. Senior Subordinated
                                                          3,426              Notes, 9.75%, 1/15/09(1)                          758
                                                         ------                                                             ------

          ENTERTAINMENT - 2.3%                                               PACKAGING - 1.2%
 1,000    AMC Entertainment, Inc. Senior                              500    Packaging Corp. of America
          Subordinated Notes,                                                Senior Subordinated Notes,
          9.50%, 2/1/11(1)                                  951              9.625%, 4/1/09(1)                                 500
                                                         ------                                                             ------
                                                                             PHARMACEUTICAL - 2.5%
          GAMING - 2.6%                                             1,000    King Pharmaceutical, Inc.
 1,000    Mohegan Tribal Gaming Authority                                    Senior Subordinated Notes,
          Senior Subordinated Notes,                                         10.75%, 2/15/09(1)                              1,020
          8.75%, 1/1/09(1)                                1,041                                                             ------
                                                         ------




See Notes to the Financial Statements.


-----
82
-----

NORTHERN FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS MARCH 31, 1999


HIGH YIELD FIXED INCOME FUND (CONTINUED)


PRINCIPAL                                                                  PRINCIPAL
AMOUNT                                                        VALUE        AMOUNT                                       VALUE
(000s)                                                       (000s)        (000s)                                       (000s)
----------------------------------------------------------------------------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUSTS - 9.3%
$2,000     Crescent Real Estate Equities, L.P. Notes,                           SHORT-TERM INVESTMENTS - 22.2%
           7.00%, 9/15/02                                $  1,877
 1,000     Host Marriott L.P. Senior Notes,                            $7,485   FHLB Discount Note,
           8.375%, 2/15/06(1)                               1,006               4.80%, 4/1/99                            $  7,485
 1,000     Security Capital Industrial Trust                            1,607   Societe Generale, Grand Cayman,
           (Prologis Trust) MTN,                                                Eurodollar Time Deposits,
           7.81%, 2/1/15(1)                                   935               5.125%, 4/1/99                              1,607
                                                         --------                                                         -------
                                                            3,818               Total Short-Term Investments
                                                         --------               (cost $9,092)                               9,092
                                                                                                                          -------
           TELECOMMUNICATIONS - 18.8%                                           Total Investments - 103.2%
 1,500     Allegiance Telecom, Inc. Senior Notes,                               (cost $41,908)                             42,176
           12.88%, 5/15/08                                  1,665
 1,750     Covad Communications Group, Inc.                                     Liabilities less Other Assets - (3.2)%     (1,312)
           Senior Notes, 12.50%, 2/15/09(1)                 1,759                                                         -------
 2,225     Focal Communications Corp. Senior                                    NET ASSETS - 100.0%                       $40,864
           Discount Notes, Series 1998 B,                                                                                 =======
           12.125%, 2/15/08(2)                             1 ,240
 1,000     Hyperion Telecommunications, Inc.
           Senior Notes, Series 1997 B,
           12.25%, 9/01/04                                  1,085
 1,000     Level 3 Communications, Inc. Senior
           Notes, 9.125%, 5/1/08                            1,008
 1,000     Loral Space & Communications Ltd.
           Senior Notes, 9.50%, 1/15/06(1)                    943
                                                         --------
                                                            7,700
                                                         --------
           Total Corporate Bonds
           (cost $32,816)                                  33,084
                                                         --------



(1) These private placement securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business. At March 31, 1999, the value of these securities amounted to approximately $21,033,000 or 51.5% of net assets.

(2) Deferred interest rate note. Currently zero coupon under the terms of agreement.



See Notes to the Financial Statements.

                                                                           -----
                                                                              83
                                                                           -----

STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 1999

EQUITY FUNDS

                                                                                                         INT'L.     INT'L.
                                              INCOME     STOCK    GROWTH    SELECT    MID CAP    SMALL   GROWTH     SELECT   TECH-
AMOUNTS IN THOUSANDS,                         EQUITY     INDEX    EQUITY    EQUITY     GROWTH     CAP    EQUITY     EQUITY   NOLOGY
EXCEPT PER SHARE DATA                          FUND       FUND     FUND      FUND       FUND     FUND     FUND       FUND     FUND
-------------------------------------------    ----       ----     ----      ----       ----     ----     ----       ----     ----
ASSETS:
   Investments, at value (cost $102,003,
      $133,952, $417,480, $135,778, $62,986,
      $271,243, $193,187, $116,346
      and $260,045, respectively)             $114,988 $170,119 $638,768  $198,365    $78,148 $263,802  $212,643  $126,856 $350,842
   Cash and foreign currencies                       1       --       15        --         --        2        --        --        1
   Income receivable                               485      164      445        90          2      172       571       228       55
   Receivable for foreign tax withheld              --       --       --        --         --       --       272       118       --
   Receivable for securities sold                3,024       --    8,310        --      1,971    1,058     8,558     3,024      286
   Receivable for fund shares sold                  43      213      670       162        130       73       125        22    1,896
   Receivable from Adviser                           3       12        5         2          4        2         3         9       --
   Prepaid and other assets                         15       10       27        16         11       23        17        14       18
------------------------------------------------------------------------------------------------------------------------------------
         Total Assets                          118,559  170,518  648,240   198,635     80,266  265,132   222,189   130,271  353,098
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Overdraft                                        --       28       --         1          1       --     1,778     1,146       --
   Payable for securities purchased                 --    1,096    6,743        --      2,847       38     4,257       444    9,182
   Payable for fund shares redeemed                 93      280      306        35         --      562       246     1,103      109
   Accrued investment advisory fees                 17       11       90        27         10       37        35        20       55
   Accrued administration fees                      11       14       52        15          3       25        19        12        9
   Accrued custody and accounting fees               6        3       61         6          5        9        12        10        4
   Accrued transfer agent fees                       2        3       10         3          1        4         4         2        5
   Accrued registration fees and other liabilities  16       21       30        18         21       23       182     3,021       25
------------------------------------------------------------------------------------------------------------------------------------
         Total Liabilities                         145    1,456    7,292       105      2,888      698     6,533     5,758    9,389
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets                                $ 118,414 $169,062 $640,948  $198,530    $77,378 $264,434  $215,656  $124,513 $343,709
------------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
   Capital stock                             $ 104,914 $131,690 $386,725  $134,587    $66,529 $257,757  $174,002  $ 98,563 $209,587
   Accumulated undistributed (distributions in
      excess of) net investment income (loss)        2        7       --        --         --      796    (1,270)      513       --
   Accumulated undistributed net realized gains
      (losses) on investments, futures and
      foreign currency transactions                513    1,262   33,041     1,356     (4,313)  13,332    23,471    14,933   43,325
   Net unrealized appreciation (depreciation)
      on investments and futures contracts      12,985   36,103  221,182    62,587     15,162   (7,451)   19,456    10,510   90,797
   Net unrealized losses on translation
      of assets and liabilities denominated
      in foreign currencies                         --       --       --        --         --       --        (3)       (6)      --
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets                                $ 118,414 $169,062 $640,948  $198,530    $77,378 $264,434  $215,656  $124,513 $343,709
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
   UNLIMITED AUTHORIZATION)                      9,299    9,750   29,219     8,510      6,600   21,470    17,160     9,590   11,462

NET ASSET VALUE, REDEMPTION AND
   OFFERING PRICE PER SHARE                  $   12.73 $  17.34 $  21.94  $  23.33    $ 11.72 $  12.32  $  12.57  $  12.98 $  29.99
------------------------------------------------------------------------------------------------------------------------------------


See Notes to the Financial Statements.


-----
84
-----

                                                    NORTHERN FUNDS Annual Report

STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 1999

EQUITY FUNDS


                                                                                                        INT'L.    INT'L.
                                              INCOME    STOCK    GROWTH    SELECT    MID CAP    SMALL   GROWTH    SELECT     TECH-
                                              EQUITY    INDEX    EQUITY    EQUITY    GROWTH      CAP    EQUITY    EQUITY    NOLOGY
AMOUNTS IN THOUSANDS                           FUND     FUND      FUND      FUND      FUND      FUND     FUND      FUND      FUND
----------------------------------------       ----     ----      ----      ----      ----      ----     ----      ----      ----
INVESTMENT INCOME:
   Interest income                          $ 1,961  $   360  $    883   $   108    $   113  $    252  $   558   $   313 $    334
   Dividend income                            3,267    1,658     4,877     1,144         40     3,688    2,892     1,630      299
------------------------------------------------------------------------------------------------------------------------------------
      Total Investment Income                 5,228    2,018(1)  5,760(2)  1,252        153     3,940    3,450(3)  1,943(4)   633(5)
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees                   1,151      736     5,328     1,764        310     3,769    2,336     1,434    2,109
   Administration fees                          173      184       799       220         46       471      292       179      264
   Transfer agent fees                          115      123       533       147         31       314      195       120      176
   Custody and accounting fees                   61      123       143        72         44       141      257       183       79
   Professional fees                             19       20        26        20         40        24       20        21       19
   Registration fees                             17       27        25        20         28        18       15        12       31
   Amortization of organization costs             9       --        12         7         --        10       11        10       --
   Trustees' fees and expenses                    5        5        12         5          3         9        6         5        5
   Other                                         10        7        27        10          8        22       15        15       13
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                             1,560    1,225     6,905     2,265        510     4,778    3,147     1,979    2,696
      Less voluntary waivers of:
         Investment advisory fees              (173)    (246)     (799)     (514)       (46)   (1,099)    (390)     (239)    (351)
         Administration fees                    (94)    (106)     (450)     (126)       (32)     (246)    (160)      (96)    (177)
      Less reimbursement of expenses
         by Adviser                            (142)    (199)     (328)     (155)      (122)     (292)    (164)     (150)      --
------------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                            1,151      674     5,328     1,470        310     3,141    2,433     1,494    2,168
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                  4,077    1,344       432      (218)      (157)      799    1,017       449   (1,535)
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
   Net realized gains (losses) on:
      Investments                             1,489      640    48,694     1,356     (4,313)   17,524   30,947    26,975   47,533
      Futures contracts                          --      729     1,816        --         --      (707)      --        --       --
      Foreign currency transactions              --       --        --        --         --        --     (122)      (90)      --
   Net change in unrealized appreciation
      (depreciation) on investments, options
      and futures contracts                  (4,690)  19,161    72,564    38,865     15,162  (103,773)  (6,660)  (16,563)  71,473
   Net change in unrealized losses on
      translation of assets and liabilities
      denominated in foreign currencies          --       --        --        --         --        --     (596)      (39)      --
------------------------------------------------------------------------------------------------------------------------------------
      Net Gains (Losses) on Investments      (3,201)  20,530   123,074    40,221     10,849   (86,956)  23,569    10,283  119,006
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $   876  $21,874  $123,506   $40,003    $10,692  $(86,157) $24,586   $10,732 $117,471
------------------------------------------------------------------------------------------------------------------------------------

(1) Net of $1 in non-reclaimable foreign withholding taxes.
(2) Net of $63 in non-reclaimable foreign withholding taxes.
(3) Net of $38 in non-reclaimable foreign withholding taxes.
(4) Net of $130 in non-reclaimable foreign withholding taxes.
(5) Net of $1 in non-reclaimable foreign withholding taxes.


See Notes to the Financial Statements.

                                                                           -----
                                                                              85
                                                                           -----

STATEMENTS OF CHANGES IN NET ASSETS

EQUITY FUNDS


                                                 INCOME EQUITY         STOCK INDEX           GROWTH EQUITY          SELECT EQUITY
                                                     FUND                  FUND                  FUND                   FUND
                                             -------------------  --------------------   --------------------   --------------------
                                               YEAR       YEAR       YEAR       YEAR       YEAR         YEAR       YEAR       YEAR
                                               ENDED     ENDED       ENDED      ENDED      ENDED       ENDED      ENDED      ENDED
                                             MAR. 31,   MAR. 31,   MAR. 31,   MAR. 31,   MAR. 31,     MAR. 31,   MAR. 31,   MAR. 31,
AMOUNTS IN THOUSANDS                           1999       1998       1999       1998       1999         1998       1999       1998
------------------------------------         -------------------  --------------------   --------------------   --------------------
OPERATIONS:
   Net investment income (loss)              $  4,077  $  3,397   $  1,344    $   707    $    432    $    718   $   (218)  $    142
   Net realized gains (losses) on
      investments, options, futures
      contracts and foreign currency
      transactions                              1,489     9,548      1,369      2,831      50,510      47,640      1,356     18,422
   Net change in unrealized appreciation
      (depreciation) on investments, options,
      futures contracts and forward foreign
      currency contracts                       (4,690)   13,166     19,161     18,305      72,564     102,175     38,865     17,761
   Net change in unrealized gains (losses)
      on translation of assets and liabilities
      denominated in foreign currencies            --        --         --         --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                876    26,111     21,874     21,843     123,506     150,533     40,003     36,325
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold                                 25,431    30,293    105,375     71,265     117,092      85,630     70,108     48,932
   Shares from reinvestment of dividends        5,955     7,604      1,692      2,579      29,629      35,735      6,988      9,808
   Shares redeemed                            (21,346)  (12,408)   (51,049)   (34,323)    (76,378)    (55,984)   (36,318)   (20,167)
------------------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Capital Share
         Transactions                          10,040    25,489     56,018     39,521      70,343      65,381     40,778     38,573
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
   From net investment income                  (4,229)   (3,307)    (1,359)      (697)       (524)       (670)       (93)      (123)
   From net realized gains                     (5,832)   (7,833)    (1,378)    (2,600)    (32,048)    (38,067)    (8,694)   (11,916)
   In excess of net investment income              (3)       --         --         --        (111)         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
      Total Distributions Paid                (10,064)  (11,140)    (2,737)    (3,297)    (32,683)    (38,737)    (8,787)   (12,039)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           852    40,460     75,155     58,067     161,166     177,177     71,994     62,859
NET ASSETS:
   Beginning of year                          117,562    77,102     93,907     35,840     479,782     302,605    126,536     63,677
------------------------------------------------------------------------------------------------------------------------------------
   End of year                               $118,414  $117,562   $169,062    $93,907    $640,948    $479,782   $198,530   $126,536
------------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS
   IN EXCESS OF) NET INVESTMENT
   INCOME (LOSS)                             $      2  $    152   $      7    $    22    $     --    $     92   $     --   $     93
------------------------------------------------------------------------------------------------------------------------------------



(1) Commenced investment operations after the close of business on March 31, 1998.


See Notes to the Financial Statements.


-----
86
-----

                                                    NORTHERN FUNDS Annual Report


   MID CAP                                       INTERNATIONAL              INTERNATIONAL
   GROWTH               SMALL CAP                GROWTH EQUITY              SELECT EQUITY                  TECHNOLOGY
     FUND                  FUND                       FUND                       FUND                         FUND
-------------    -----------------------     ---------------------      ----------------------      ------------------------
     YEAR           YEAR          YEAR          YEAR        YEAR           YEAR        YEAR            YEAR          YEAR
     ENDED          ENDED         ENDED         ENDED       ENDED         ENDED        ENDED           ENDED         ENDED
   MAR. 31,       MAR. 31,      MAR. 31,      MAR. 31,    MAR. 31,       MAR. 31,    MAR. 31,        MAR. 31,      MAR. 31,
    1999(1)         1999          1998          1999        1998           1999        1998            1999          1998
-------------    -----------------------     ---------------------      ----------------------      ------------------------
   $  (157)      $    799      $    803      $  1,017     $  1,385      $    449     $    330        $ (1,535)    $   (722)



    (4,313)        16,817        16,242        30,825        7,991        26,885        4,387          47,533        7,339



    15,162       (103,773)       77,478        (6,660)      22,932       (16,563)      18,625          71,473       20,811


        --             --            --          (596)         614           (39)          44              --           --
----------------------------------------------------------------------------------------------------------------------------
    10,692        (86,157)       94,523        24,586       32,922        10,732       23,386         117,471       27,428
----------------------------------------------------------------------------------------------------------------------------

    69,910        102,033       130,734        98,745       24,509        55,641       16,418         165,211       48,180
        --         10,643        13,475         7,328        4,704         4,765          402           4,863        4,409
    (3,224)      (118,770)      (52,037)      (83,624)     (42,631)      (58,089)     (29,037)        (42,504)     (14,589)
----------------------------------------------------------------------------------------------------------------------------

    66,686         (6,094)       92,172        22,449      (13,418)        2,317      (12,217)        127,570       38,000
----------------------------------------------------------------------------------------------------------------------------
        --           (226)         (825)           --         (956)           --       (1,655)             --           --
        --        (11,668)      (14,404)       (7,589)      (4,582)       (6,110)          --          (5,721)      (4,793)
        --             --            --        (2,000)      (1,648)          (44)        (840)             --           --
----------------------------------------------------------------------------------------------------------------------------
        --        (11,894)      (15,229)       (9,589)      (7,186)       (6,154)      (2,495)         (5,721)      (4,793)
----------------------------------------------------------------------------------------------------------------------------
    77,378       (104,145)      171,466        37,446       12,318         6,895        8,674         239,320       60,635

        --        368,579       197,113       178,210      165,892       117,618      108,944         104,389       43,754
----------------------------------------------------------------------------------------------------------------------------
   $77,378       $264,434      $368,579      $215,656     $178,210      $124,513     $117,618        $343,709     $104,389
----------------------------------------------------------------------------------------------------------------------------

   $    --       $    796      $    245      $ (1,695)    $ (1,648)     $    513     $   (840)       $     --     $     --
----------------------------------------------------------------------------------------------------------------------------


                                                                           -----
                                                                              87
                                                                           -----

FINANCIAL HIGHLIGHTS

EQUITY FUNDS

                                                                             INCOME EQUITY
                                                                                 FUND
                                                    ---------------------------------------------------------------
                                                        YEAR         YEAR        YEAR         YEAR         YEAR
                                                        ENDED       ENDED        ENDED       ENDED        ENDED
                                                      MAR. 31,     MAR. 31,    MAR. 31,     MAR. 31,     MAR. 31,
                                                        1999         1998        1997         1996         1995
-------------------------------------               ---------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR                   $  13.81     $  11.81      $ 11.59     $  9.95     $ 10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                 0.46         0.45         0.44        0.34        0.29
   Net realized and unrealized gains (losses)
      on investments, options, futures contracts
      and foreign currency transactions                 (0.41)        3.02         1.19        1.66       (0.08)
-------------------------------------------------------------------------------------------------------------------
      Total Income from
         Investment Operations                           0.05         3.47         1.63        2.00        0.21
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                           (0.48)       (0.44)       (0.44)      (0.36)      (0.26)
   From net realized gains                              (0.65)       (1.03)       (0.97)         --          --
-------------------------------------------------------------------------------------------------------------------
      Total Distributions Paid                          (1.13)       (1.47)       (1.41)      (0.36)      (0.26)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $  12.73     $  13.81      $ 11.81     $ 11.59     $  9.95
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                          0.67%       31.00%       14.42%      20.41%       2.21%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year             $118,414     $117,562      $77,102     $55,919     $38,954
   Ratio to average net assets of(3):
      Expenses, net of  waivers and
         reimbursements                                  1.00%        1.00%        1.00%       1.00%       1.00%
      Expenses, before waivers and
         reimbursements                                  1.35%        1.37%        1.42%       1.48%       1.55%
      Net investment income, net of
         waivers and reimbursements                      3.54%        3.53%        3.71%       3.17%       3.08%
      Net investment income (loss), before
         waivers and reimbursements                      3.19%        3.16%        3.29%       2.69%       2.53%

   Portfolio Turnover Rate                              79.95%       81.24%       72.04%      67.32%      45.68%
-------------------------------------------------------------------------------------------------------------------





(1) For the period October 7, 1996 (commencement of operations) through March 31, 1997.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3) Annualized for periods less than a full year.


See Notes to the Financial Statements.


-----
88
-----

                                                    NORTHERN FUNDS Annual Report

                  STOCK INDEX FUND                                             GROWTH EQUITY FUND
  -----------------------------------------------   -----------------------------------------------------------------------
          YEAR           YEAR           YEAR            YEAR          YEAR           YEAR       YEAR          YEAR
          ENDED          ENDED          ENDED          ENDED          ENDED         ENDED       ENDED         ENDED
        MAR. 31,       MAR. 31,       MAR. 31,        MAR. 31,      MAR. 31,       MAR. 31,   MAR. 31,      MAR. 31,
          1999           1998          1997(1)          1999          1998           1997       1996          1995
  -----------------------------------------------   -----------------------------------------------------------------------

      $  15.03        $ 10.74        $ 10.00        $  18.62       $  13.93      $  13.15     $  10.61      $  10.00


          0.16           0.15           0.08            0.02           0.03          0.08         0.08          0.08


          2.49           4.80           0.74            4.51           6.36          1.49         2.59          0.60
---------------------------------------------------------------------------------------------------------------------------

          2.65           4.95           0.82            4.53           6.39          1.57         2.67          0.68
---------------------------------------------------------------------------------------------------------------------------

         (0.17)         (0.15)         (0.07)          (0.02)         (0.03)        (0.08)       (0.08)        (0.07)
         (0.17)         (0.51)         (0.01)          (1.19)         (1.67)        (0.71)       (0.05)           --
---------------------------------------------------------------------------------------------------------------------------
         (0.34)         (0.66)         (0.08)          (1.21)         (1.70)        (0.79)       (0.13)        (0.07)
---------------------------------------------------------------------------------------------------------------------------
      $  17.34        $ 15.03        $ 10.74        $  21.94       $  18.62      $  13.93     $  13.15      $  10.61
---------------------------------------------------------------------------------------------------------------------------
         17.78%         47.11%          8.21%          24.72%         48.06%        11.72%       25.13%         6.90%


      $169,062        $93,907        $35,840        $640,948       $479,782      $302,605     $224,571      $113,185


          0.55%          0.55%          0.55%           1.00%          1.00%         1.00%        1.00%         1.00%

          1.00%          1.18%          2.23%           1.30%          1.30%         1.33%        1.36%         1.40%

          1.10%          1.23%          1.92%           0.08%          0.18%         0.56%        0.70%         0.86%

          0.65%          0.60%          0.24%         (0.22)%        (0.12)%         0.23%        0.34%         0.46%

          2.46%         32.06%         64.94%          49.67%         73.85%        67.34%       73.20%        82.90%
---------------------------------------------------------------------------------------------------------------------------



                                                                           -----
                                                                              89
                                                                           -----

EQUITY FUNDS

                                                                                                                           MID CAP
                                                                                SELECT EQUITY                               GROWTH
                                                                                    FUND                                     FUND
                                                       ---------------------------------------------------------------    ----------
                                                           YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                                          ENDED          ENDED       ENDED        ENDED         ENDED       ENDED
                                                         MAR. 31,      MAR. 31,     MAR. 31,     MAR. 31,     MAR. 31,     MAR. 31,
                                                           1999          1998         1997         1996        1995(1)     1999(2)
-------------------------------                        ---------------------------------------------------------------    ----------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                     $  19.16       $  14.55      $ 13.12      $ 10.77      $ 10.00      $ 10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                              --           0.02         0.02         0.02         0.06           --
   Net realized and unrealized gains (losses)
      on investments, options, futures contracts
      and foreign currency transactions                    5.40           6.81         2.05         2.73         0.75         1.72
------------------------------------------------------------------------------------------------------------------------------------
      Total Income (Loss) from
         Investment Operations                             5.40           6.83         2.07         2.75         0.81         1.72
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                             (0.01)         (0.02)       (0.02)       (0.03)       (0.04)          --
   From net realized gains                                (1.22)         (2.20)       (0.62)       (0.37)          --           --
   In excess of net investment income                        --             --           --           --           --           --
   In excess of accumulated net realized gains
      on investment transactions                             --             --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
      Total Distributions Paid                            (1.23)         (2.22)       (0.64)       (0.40)       (0.04)          --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $  23.33       $  19.16      $ 14.55      $ 13.12      $ 10.77      $ 11.72
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                           28.79%         49.71%       15.64%       25.70%        8.18%       17.19%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year               $198,530       $126,536      $63,677      $33,842      $15,123      $77,378
   Ratio to average net assets of(4):
      Expenses, net of waivers and
         reimbursements                                    1.00%          1.00%        1.00%        1.00%        1.00%        1.00%
      Expenses, before waivers and
         reimbursements                                    1.54%          1.58%        1.67%        1.91%        2.61%        1.65%
      Net investment income (loss), net of
         waivers and reimbursements                       (0.15)%         0.15%        0.21%        0.22%        0.82%       (0.51)%
      Net investment income (loss), before
         waivers and reimbursements                       (0.69)%        (0.43)%      (0.46)%      (0.69)%      (0.79)%      (1.16)%

   Portfolio Turnover Rate                                87.73%        148.55%       72.68%      137.99%       48.88%      173.39%
------------------------------------------------------------------------------------------------------------------------------------




(1) For the period April 6, 1994 (commencement of operations) through March 31, 1995.
(2) Commenced investment operations after the close of business on March 31, 1998.
(3) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(4) Annualized for periods less than a full year.



See Notes to the Financial Statements.



-----
90
-----

                                                    NORTHERN FUNDS Annual Report


                                                                                           INTERNATIONAL
                            SMALL CAP                                                      GROWTH EQUITY
                              FUND                                                              FUND
-----------------------------------------------------------------    ----------------------------------------------------------
      YEAR           YEAR        YEAR        YEAR         YEAR           YEAR       YEAR       YEAR       YEAR       YEAR
      ENDED         ENDED        ENDED       ENDED       ENDED          ENDED      ENDED       ENDED     ENDED      ENDED
     MAR. 31,      MAR. 31,    MAR. 31,    MAR. 31,     MAR. 31,       MAR. 31,   MAR. 31,    MAR. 31,  MAR. 31,   MAR. 31,
      1999           1998        1997        1996         1995           1999       1998       1997       1996       1995
-----------------------------------------------------------------    ----------------------------------------------------------
    $  16.76     $  12.31     $  11.58    $   9.98      $ 10.00      $  11.66     $  10.05   $  10.23   $   9.61   $ 10.00


        0.04         0.03         0.07        0.05         0.11          0.13         0.09       0.09       0.17      0.04


       (3.93)        5.14         1.37        2.29        (0.05)         1.36         1.98       0.18       0.65     (0.31)
-------------------------------------------------------------------------------------------------------------------------------
       (3.89)        5.17         1.44        2.34         0.06          1.49         2.07       0.27       0.82     (0.27)
-------------------------------------------------------------------------------------------------------------------------------

       (0.01)       (0.04)       (0.06)      (0.07)       (0.08)           --        (0.07)     (0.09)     (0.11)    (0.03)
       (0.54)       (0.68)       (0.65)      (0.67)          --         (0.46)       (0.29)     (0.23)        --        --
          --           --           --          --           --         (0.12)       (0.10)        --      (0.09)       --

          --           --           --          --           --            --           --      (0.13)        --     (0.09)
-------------------------------------------------------------------------------------------------------------------------------
       (0.55)       (0.72)       (0.71)      (0.74)       (0.08)        (0.58)       (0.46)     (0.45)     (0.20)    (0.12)
-------------------------------------------------------------------------------------------------------------------------------
    $  12.32     $  16.76     $  12.31    $  11.58      $  9.98      $  12.57     $  11.66   $  10.05   $  10.23   $  9.61
-------------------------------------------------------------------------------------------------------------------------------
      (23.46)%      42.71%       12.48%      24.09%        0.57%        13.04%       21.34%      2.61%      8.61%    (2.65)%


    $264,434     $368,579     $197,113    $155,238      $76,627      $215,656     $178,210   $165,892   $181,237  $114,673


        1.00%        1.00%        1.00%       1.00%        1.00%         1.25%        1.25%      1.25%      1.25%     1.25%

        1.52%        1.53%        1.54%       1.61%        1.76%         1.62%        1.62%      1.63%      1.65%     1.71%

        0.25%        0.28%        0.54%       0.65%        1.36%         0.52%        0.79%      0.78%      0.92%     0.47%

       (0.27)%      (0.25)%       0.00%       0.04%        0.60%         0.15%        0.42%      0.40%      0.52%     0.01%

       18.74%       18.59%       18.92%      46.59%       82.46%       177.89%      145.02%    190.94%    216.86%   158.31%
-------------------------------------------------------------------------------------------------------------------------------



                                                                           -----
                                                                              91
                                                                           -----

EQUITY FUNDS

                                                                               INTERNATIONAL
                                                                               SELECT EQUITY
                                                                                    FUND
                                                   ----------------------------------------------------------------------
                                                       YEAR          YEAR           YEAR           YEAR          YEAR
                                                      ENDED          ENDED         ENDED          ENDED         ENDED
                                                     MAR. 31,      MAR. 31,       MAR. 31,       MAR. 31,      MAR. 31,
                                                       1999          1998           1997           1996        1995(1)
--------------------------------                   ----------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                  $  12.52       $  10.37      $   10.73      $   9.78      $  10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                         0.04           0.22           0.04          0.01          0.04
   Net realized and unrealized gains (losses)
      on investments, options, futures contracts
      and foreign currency transactions                 1.08           2.19          (0.25)         0.99         (0.23)
-------------------------------------------------------------------------------------------------------------------------
      Total Income (Loss) from
         Investment Operations                          1.12           2.41          (0.21)         1.00         (0.19)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                             --          (0.16)         (0.03)        (0.02)        (0.03)
   From net realized gains                             (0.65)            --             --            --            --
   In excess of net investment income                  (0.01)         (0.10)         (0.04)        (0.03)           --
   In excess of accumulated net realized gains
      on investment transactions                          --             --          (0.08)           --            --
-------------------------------------------------------------------------------------------------------------------------
      Total Distributions Paid                         (0.66)         (0.26)         (0.15)        (0.05)        (0.03)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $  12.98       $  12.52      $   10.37      $  10.73      $   9.78
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                         9.16%         23.74%         (1.95)%       10.20%        (1.95)%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year            $124,513       $117,618       $108,944      $102,719       $71,958
   Ratio to average net assets of(4):
      Expenses, net of waivers and
         reimbursements                                 1.25%          1.25%          1.25%         1.25%         1.25%
      Expenses, before waivers and
         reimbursements                                 1.66%          1.64%          1.66%         1.71%         1.75%
      Net investment income (loss), net of
         waivers and reimbursements                     0.38%          0.29%          0.47%         0.12%         0.47%
      Net investment income (loss), before
         waivers and reimbursements                    (0.03)%        (0.10)%         0.06%        (0.34)%       (0.03)%

   Portfolio Turnover Rate                            168.19%         98.22%         97.60%       176.71%        97.69%
-------------------------------------------------------------------------------------------------------------------------




(1) For the period April 5, 1994 (commencement of operations) through March 31, 1995.
(2) Commenced investment operations on April 1, 1996.
(3) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(4) Annualized for periods less than a full year.




See Notes to the Financial Statements.


-----
92
-----

                                                    Northern Funds Annual Report






                             TECHNOLOGY
                                FUND
               --------------------------------------
                  YEAR          YEAR          YEAR
                 ENDED          ENDED         ENDED
                MAR. 31,      MAR. 31,      MAR. 31,
                  1999          1998         1997(2)
               --------------------------------------
              $  17.11       $  11.95       $ 10.00


                    --             --            --


                 13.55           6.06          2.10
               --------------------------------------
                 13.55           6.06          2.10
               --------------------------------------

                    --             --            --
                 (0.67)         (0.90)        (0.15)
                    --             --            --

                    --             --            --
               --------------------------------------
                 (0.67)         (0.90)        (0.15)
               --------------------------------------
              $  29.99       $  17.11       $ 11.95
               --------------------------------------
                 79.97%         52.62%        20.82%


              $343,709       $104,389       $43,754


                  1.23%          1.25%         1.25%

                  1.53%          1.59%         2.02%

                 (0.87)%        (0.96)%       (0.75)%

                 (1.17)%        (1.30)%       (1.52)%

                 61.01%         74.75%        67.89%
               --------------------------------------




                                                                           -----
                                                                              93
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

INCOME EQUITY FUND


    NUMBER                                           VALUE           NUMBER                                                VALUE
  OF SHARES                                         (000s)         OF SHARES                                               (000s)
------------------------------------------------------------------------------------------------------------------     -----------
             CONVERTIBLE PREFERRED                                           MACHINERY-DIVERSIFIED - 2.2%
             STOCKS - 45.2%                                       102,000    Ingersoll-Rand Co. PRIDES                  $  2,576
                                                                                                                        --------
             ADVERTISING - 0.8%                                              MEDIA - 7.7%
   38,000    Snyder STRYPES Trust                $   990           43,500    MediaOne Group, Inc. PIES                     3,600
                                                 -------           18,500    MediaOne Group, Inc., Series D                2,378
             BANKS - 1.6%                                          68,000    Readers Digest Association, Inc.              2,049
   60,000    National Australia Bank               1,879           39,000    Tribune Co.                                   1,072
                                                 -------                                                                --------
                                                                                                                           9,099
             BIOTECHNOLOGY - 1.3%                                                                                       --------
   32,000    Monsanto Co.                          1,488                     OIL & GAS PRODUCERS - 1.9%
                                                 -------           42,000    Unocal Capital Trust                          2,257
             COSMETICS/PERSONAL CARE - 2.3%                                                                             --------
   14,000    Estee Lauder Trust I TRACES           1,169
   17,000    Estee Lauder Trust II TRACES          1,535
                                                 -------                     REITS - 2.0%
                                                   2,704           37,000    Innkeepers U.S.A. Trust, Series A               606
                                                 -------           36,500    Prologis Trust, Series B                        928
                                                                   44,000    U.S. Restaurant Properties, Inc., Series A      819
             DIVERSIFIED FINANCIAL SERVICES - 5.4%                                                                      --------
   22,000    Finova Finance Trust                  1,584                                                                   2,353
   19,400    Salomon Smith Barney Holdings, Inc.   1,339                                                                --------
   23,100    St. Paul Capital LLC MIPS             1,334                     RETAIL - 5.8%
   66,000    WBK STRYPES Trust                     2,252           24,000    CVS Auto Co. TRACES                           2,052
                                                 -------           39,000    Kmart Financing I                             2,360
                                                   6,509           40,000    Wendy's Financing I, Series A TECONS          2,410
                                                 -------                                                                --------
                                                                                                                           6,822
             ELECTRIC - 4.9%                                                                                            --------
   34,000    Houston Industries, Inc.              4,097
   32,000    Texas Utilities Co. PRIDES            1,706                     TELECOMMUNICATION EQUIPMENT - 1.7%
                                                 -------           22,000    Qualcomm, Inc.                                1,965
                                                   5,803                                                                --------
                                                 -------


             ENERGY-ALTERNATE SOURCES - 0.8%                                 TRANSPORTATION - 1.0%
   20,000    CalEnergy Capital Trust II              920           24,000    Union Pacific Capital Trust                   1,197
                                                 -------                                                                --------

             FOREST PRODUCTS & PAPER - 1.4%                                  Total Convertible Preferred Stocks
   36,000    International Paper Capital Trust     1,706                     (cost $45,787)                               53,506
                                                 -------                                                                --------

             HOME BUILDERS - 0.6%                             Principal
   90,000    Kaufman & Broad Home Corp. PRIDES       720      Amount
                                                 -------      (000s)
             HOUSEWARES - 0.9%                                ---------
   20,000    Newell Financial Trust I(1)           1,105                     CONVERTIBLE BONDS - 27.0%
                                                 -------

             INSURANCE - 1.8%                                                ADVERTISING - 0.9%
   81,000    Lincoln National Corp. PRIDES         2,147            $750     Omnicom Group, Inc.,
                                                 -------                     2.25%, 1/6/13                                 1,110
                                                                                                                        --------
             MACHINERY-CONSTRUCTION & MINING - 1.1%
   32,000    Conseco Finance Trust IV,
             Series F PRIDES                       1,266
                                                 -------



See Notes to the Financial Statements


-----
94
-----

                                                    NORTHERN FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS MARCH 31, 1999

INCOME EQUITY FUND (CONTINUED)


PRINCIPAL                                                PRINCIPAL
AMOUNT                                         VALUE     AMOUNT                                   VALUE
(000s)                                         (000s)    (000s)                                   (000s)
----------------------------------------------------------------------------------------------------------------
        AUTO PARTS & EQUIPMENT - 0.8%                           OIL & GAS PRODUCERS - 3.8%
$1,000  Magna International, Inc.,                      $1,500  Diamond Offshore Drilling, Inc.,
        4.875%, 2/15/05                        $1,004           3.125%, 9/15/07                      $  1,560
                                               ------    3,000  PennzEnergy Co.,
        BIOTECHNOLOGY - 1.0%                                    4.95%, 8/15/08                          2,985
 1,200  Chiron Corp.,                                                                                --------
        1.90%, 11/17/00(1)                      1,161                                                   4,545
                                               ------                                                --------
        COMMERCIAL SERVICES - 1.2%                              PHARMACEUTICALS - 2.6%
   500  Cendant Corp.,                                   2,500  Athena Neurosciences, Inc.,
        3.00%, 2/15/02                            452           4.75%, 11/15/04                         3,044
 1,300  Checkpoint Systems, Inc.,                                                                    --------
        5.25%, 11/1/05(1)                         957           RETAIL - 3.7%
                                               ------    1,600  Home Depot (The), Inc.,
                                                1,409           3.25%, 10/1/01                          4,436
                                               ------                                                --------
        COMPUTERS - 1.1%                                        SOFTWARE - 1.0%
 1,500  Data General Corp.,                              1,250  Learning (The) Co., Inc.,
        6.00%, 5/15/04                          1,267           5.50%, 11/1/00(1)                       1,183
                                               ------                                                --------
        ELECTRIC - 0.6%                                              Total Convertible Bonds
   800  Thermo Electron Corp.,                                         (cost $31,296)                  32,012
        4.25%, 1/1/03                             710                                                --------
                                               ------   NUMBER
        ELECTRONICS - 1.1%                              OF SHARES
 1,600  Thermo Instrument System, Inc.,                 ---------
        4.00%, 1/15/05                          1,304                  COMMON STOCKS - 19.0%
                                               ------
        ENVIRONMENTAL CONTROL - 3.0%                                   AUTO MANUFACTURERS - 0.3%
 3,000  Waste Management, Inc.,                              7,000     Ford Motor Co.                     397
        4.00%, 2/1/02                           3,521                                                 -------
                                               ------                  BANKS - 1.1%
        HEALTH CARE - 1.7%                                  19,000     BankAmerica Corp.                1,342
 1,750  ALZA Corp.,                                                                                   -------
        5.00%, 5/1/06                           2,030                  BIOTECHNOLOGY - 0.6%
                                               ------       34,000     Chiron Corp.                       746
        LODGING - 1.3%                                                                                -------
 1,700  Hilton Hotels Corp.,                                           BREWERY - 0.5%
        5.00%, 5/15/06                          1,594        8,000     Anheuser-Busch Cos., Inc.          610
                                               ------                                                 -------
        MEDIA - 1.6%                                                   BUILDING MATERIALS - 0.3%
 1,500  Clear Channel Communications, Inc.,                 12,000     Masco Corp.                        339
        2.58%, 4/1/03                           1,858                                                 -------
                                               ------                  COMPUTERS - 0.9%
        MISCELLANEOUS MANUFACTURING - 1.6%                  10,000     Hewlett-Packard Co.                678
 2,400  Mascotech, Inc.,                                    14,000     Seagate Technology, Inc.           414
        4.50%, 12/15/03                         1,836                                                 -------
                                               ------                                                   1,092
                                                                                                      -------

See Notes to the Financial Statements.


                                                                           -----
                                                                              95
                                                                           -----

SCHEDULES OF INVESTMENTS MARCH 31, 1999

 NUMBER                            VALUE             NUMBER                                        VALUE
OF SHARES                          (000s)          OF SHARES                                       (000s)
------------------------------------------------------------------------------------------------------------
         ELECTRIC - 1.1%                                     TOBACCO - 0.7%
10,000   Allegheny Energy, Inc.       $     295     22,000   Philip Morris Cos., Inc.               $    774
 8,000   DQE, Inc.                          307                                                     --------
20,000   Texas Utilities Co.                834
                                       --------              Total Common Stocks
                                          1,436              (cost $17,947)                           22,497
                                       --------                                                     --------
         ELECTRONICS - 0.8%
19,000   Solectron Corp.                    923     PRINCIPAL
                                       --------     AMOUNT
                                                    (000s)
         HEALTH CARE - 0.5%                         --------
 6,000   Johnson & Johnson                  562
                                       --------
                                                              SHORT-TERM INVESTMENTS - 5.9%
         INSURANCE - 1.9%
17,000   Aetna, Inc.                      1,411     $2,231    FHLB Discount Note,
12,000   American General Corp.             846               4.80%, 4/1/99                            2,231
                                       --------      4,742    Societe Generale, Grand Cayman,
                                          2,257               Eurodollar Time Deposits,
                                       --------               5.125%, 4/1/99                           4,742
                                                                                                    --------
         MEDIA - 0.4%                                         Total Short-Term Investments
14,000   Disney (The Walt) Co.              436               (cost $6,973)                            6,973
                                       --------                                                     --------
                                                              TOTAL INVESTMENTS - 97.1%
         MINING - 0.4%                                        (cost $102,003)                        114,988
15,000   Barrick Gold Corp.                 256
24,000   Homestake Mining Co.               207               Other Assets less Liabilities - 2.9%     3,426
                                       --------                                                     --------
                                            463
                                       --------               NET ASSETS - 100.0%                   $118,414
                                                                                                    ========
         OIL & GAS SERVICES - 0.3%
 5,500   Schlumberger Ltd.                  331
                                       --------

         PHARMACEUTICALS - 0.6%
13,000   Schering-Plough Corp.              719
                                       --------

         PIPLINES - 2.0%
36,000   Enron Corp.                      2,313
                                       --------

         RETAIL - 0.9%
31,000   TJX Cos., Inc.                   1,054
                                       --------

         SOFTWARE - 0.6%
17,000   Automatic Data Processing,         703
                                       --------

         TELEPHONE - 5.1%
47,667   AT&T Corp.                       3,804
10,500   MCI WorldCom, Inc.                 930
23,000   U.S. West, Inc.                  1,266
                                       --------
                                          6,000
                                       --------


(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the value of these securities amounted to approximately $4,406,000 or 3.7% of net assets.

See Notes to the Financial Statements.

-----
96
-----

                                                    NORTHERN FUNDS Annual Report

SCHEDULE OF INVESTMENTS  MARCH 31, 1999

STOCK INDEX FUND

NUMBER                                              VALUE         NUMBER                                           VALUE
OF SHARES                                           (000s)        OF SHARES                                        (000s)
-----------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 95.2%
                                                                               BANKS - 6.5%
               ADVERTISING - 0.2%                                    1,800     AmSouth Bancorp.                   $     82
      2,150    Interpublic Group of Cos., Inc.     $   167          18,062     Bank One Corp.                          995
      2,600    Omnicom Group, Inc.                     208          11,700     Bank of New York Co., Inc.              420
                                                   -------          26,584     BankAmerica Corp.                     1,877
                                                       375           4,500     BankBoston Corp.                        195
                                                   -------           1,500     Bankers Trust Corp.                     132
                                                                     4,800     BB&T Corp.                              174
               AEROSPACE - 1.3%                                     13,000     Chase Manhattan Corp.                 1,057
     8,500     AlliedSignal, Inc.                      418           2,350     Comerica, Inc.                          147
    14,352     Boeing (The) Co.                        490           4,075     Fifth Third Bancorp                     269
     1,900     General Dynamics Corp.                  122          15,202     First Union Corp.                       812
     1,100     Goodrich (B.F.) Co.                      38           3,500     Firstar Corp.                           313
     6,000     Lockheed Martin Corp.*                  226           8,700     Fleet Financial Group, Inc.             327
     1,100     Northrop Grumman Corp.                   66           3,230     Huntington Bancshares, Inc.             100
     5,200     Raytheon Co.                            305           7,000     KeyCorp                                 212
     3,500     United Technologies Corp.               474           4,000     Mellon Bank Corp.                       282
                                                   -------           2,400     Mercantile Bancorp., Inc.               114
                                                     2,139           2,700     Morgan (J.P.) & Co., Inc.               333
                                                   -------           5,000     National City Corp.                     332
                                                                     4,600     PNC Bank Corp.                          256
               AIRLINES - 0.3%                                       3,400     Regions Financial Corp.                 118
     2,800     AMR Corp.                               164           1,600     Republic New York Corp.                  74
     2,200     Delta Air Lines, Inc.                   153           2,500     SouthTrust Corp.                         93
     5,150     Southwest Airlines Co.                  156           2,500     State Street Corp.                      205
     1,300     US Airways Group, Inc.*                  63           2,700     Summit Bancorp                          105
                                                   -------           4,900     SunTrust Banks, Inc.                    305
                                                       536           4,050     Synovus Financial Corp.                  83
                                                   -------          11,165     U.S. Bancorp                            380
                                                                     2,100     Union Planters Corp.                     92
               APPAREL - 0.2%                                        3,100     Wachovia Corp.                          252
     1,100     Fruit of the Loom, Inc., Class A*        11          25,200     Wells Fargo & Co.                       884
     1,000     Liz Claiborne, Inc.                      33                                                        --------
     4,300     Nike, Inc., Class B                     248                                                          11,020
       900     Reebok International Ltd.*               14                                                        --------
       500     Russell Corp.                            10
     1,800     VF Corp.                                 85                     BEVERAGES - 2.4%
                                                   -------           7,300     Anheuser-Busch Cos., Inc.               556
                                                       401           1,100     Brown-Forman Corp., Class B              63
                                                   -------          37,800     Coca-Cola (The) Co.                   2,320
                                                                     6,000     Coca-Cola Enterprises Inc.              182
               AUTO MANUFACTURERS - 1.2%                               600     Coors (Adolph) Co., Class B              32
    18,600     Ford Motor Co.                        1,056          22,500     PepsiCo, Inc.                           882
    10,000     General Motors Corp.                    869                                                        --------
     1,000     Navistar International Corp.             40                                                           4,035
     1,200     PACCAR, Inc.                             49                                                        --------
                                                   -------
                                                     2,014                     BIOTECHNOLOGY - 0.7%
                                                   -------           7,800     Amgen, Inc.*                            584
                                                                     9,600     Monsanto Co.                            441
               AUTO PARTS & EQUIPMENT - 0.2%                         3,700     Pioneer Hi-Bred International, Inc.     139
     1,100     Cooper Tire & Rubber Co.                 20                                                        --------
     2,500     Dana Corp.                               95                                                           1,164
     2,400     Goodyear (The) Tire & Rubber Co.        120                                                        --------
     1,800     TRW, Inc.                                82
                                                   -------
                                                       317
                                                   -------


See Notes to the Financial Statements.

                                                                          ------
                                                                              97
                                                                          ------

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                              VALUE         NUMBER                                           VALUE
OF SHARES                                           (000s)        OF SHARES                                        (000s)
-----------------------------------------------------------------------------------------------------------------------------
               BUILDING MATERIALS - 0.1%                                     COMPUTERS - 7.0% (CONT'D.)
       600     Armstrong World Industries, Inc.   $     27        39,000     Dell Computer Corp.*                   $  1,594
     5,200     Masco Corp.                             147         7,600     Electronic Data Systems Corp.               370
       800     Owens Corning                            25         7,700     EMC Corp.*                                  984
                                                  --------         2,400     Gateway 2000, Inc.*                         165
                                                       199        15,600     Hewlett-Packard Co.                       1,058
                                                  --------        14,200     International Business Machines Corp.     2,517
                                                                   3,700     Seagate Technology, Inc.*                   109
               CHEMICALS - 1.2%                                    2,800     Silicon Graphics, Inc.*                      47
     3,500     Air Products and Chemicals, Inc.        120         5,900     Sun Microsystems, Inc.*                     737
     3,400     Dow Chemical Co.                        317         4,000     Unisys Corp.*                               111
    17,300     du Pont (E.I.) de Nemours & Co.       1,004                                                          --------
     1,200     Eastman Chemical Co.                     50                                                            11,880
     2,200     Engelhard Corp.                          37                                                          --------
       900     Great Lakes Chemical Corp.               33
     1,500     Hercules, Inc.                           38                   COSMETICS/PERSONAL CARE - 2.4%
     1,900     Morton International, Inc.               70           900     Alberto-Culver Co., Class B                   21
     1,000     Nalco Chemical Co.                       27         4,000     Avon Products, Inc.                          188
     2,400     Praxair, Inc.                            87         4,500     Colgate-Palmolive Co.                        414
     2,600     Rohm & Haas Co.                          87        17,000     Gillette Co.                               1,010
     2,600     Sherwin-Williams Co.                     73         1,600     International Flavors & Fragrances, Inc.      60
     1,500     Sigma-Aldrich Corp.                      44         8,300     Kimberly-Clark Corp.                         398
     2,000     Union Carbide Corp.                      90        20,400     Procter & Gamble Co.                       1,998
     1,100     W.R. Grace & Co.                         13                                                          ---------
                                                  --------                                                              4,089
                                                     2,090                                                          ---------
                                                  --------
                                                                             DISTRIBUTION/WHOLESALE - 0.1%
               COMMERCIAL SERVICES - 0.6%                          2,750     Genuine Parts Co.                             79
     1,500     Block (H&R), Inc.                        71                                                          ---------
    13,064     Cendant Corp.*                          206                   DIVERSIFIED FINANCIAL SERVICES - 5.1%
     1,200     Deluxe Corp.                             35         6,900     American Express Co.                         811
     2,500     Dun & Bradstreet (The) Corp.             89        11,156     Associates First Capital Corp.               502
     2,000     Ecolab, Inc.                             71         1,680     Bear (The) Stearns Cos. Inc.                  75
     2,300     Equifax, Inc.                            79         1,000     Capital One Financial Corp.                  151
     4,268     McKesson HBOC, Inc.                     282        34,605     Citigroup Inc.                             2,210
     2,500     Paychex, Inc.                           119         1,700     Countrywide Credit Industries, Inc.           64
     4,100     Service Corp. International              58        15,900     Fannie Mae                                 1,101
                                                  --------                   Franklin Resources, Inc.                     110
                                                     1,010         3,900     Freddie Mac                                  594
                                                  --------                   Household International, Inc.                340
                                                                  10,400     Lehman Brothers Holdings, Inc.               102
               COMPUTERS - 7.0%                                    7,446     MBNA Corp.                                   293
     5,500     3Com Corp.*                             128         1,700     Merrill Lynch & Co., Inc.                    478
     2,100     Apple Computer, Inc.*                    75        12,262     Morgan Stanley, Dean Witter & Co.            884
     3,300     Ascend Communications, Inc.*            276         5,400     Providian Corp.                              242
     2,600     Cabletron Systems, Inc.*                 21         8,850     Schwab (Charles) Corp.                       591
     2,200     Ceridian Corp.*                          80         2,200     SLM Holding Corp.                            104
    24,175     Cisco Systems, Inc.*                  2,649         6,150                                            ---------
    25,846     Compaq Computer Corp.*                  819         2,500                                                8,652
     2,400     Computer Sciences Corp.*                132                                                          ---------
       800     Data General Corp.*                       8

See Notes to the Financial Statements.

-----
98
-----

                                                   NORTHERN FUNDS Annual Report


SCHEDULE OF INVESTMENTS  MARCH 31, 1999

STOCK INDEX FUND (continued)

NUMBER                                              VALUE        NUMBER                                            VALUE
OF SHARES                                           (000s)       OF SHARES                                         (000s)
-----------------------------------------------------------------------------------------------------------------------------
               ELECTRIC - 1.9%                                              ENGINEERING & CONSTRUCTION - 0.0%
     2,800     AES Corp.                           $   104        1,200     Fluor Corp.                          $   32
     2,100     Ameren Corp.                             76          600     Foster Wheeler Corp.                      7
     2,900     American Electric Power Co.             115                                                       ------
     2,300     Baltimore Gas & Electric Co.             58                                                           39
     2,300     Carolina Power & Light Co.               87                                                       ------
     3,300     Central & South West Corp.               77                  ENTERTAINMENT - 0.1%
     2,400     Cinergy Corp.                            66        1,900     Harrah's Entertainment, Inc.*            36
     3,600     Consolidated Edison, Inc.               163        2,700     Mirage Resorts, Inc.*                    57
     3,000     Dominion Resources, Inc.                111                                                       ------
     2,200     DTE Energy Co.                           85                                                           93
     5,544     Duke Power Co.                          303                                                       ------
     5,400     Edison International                    120                  ENVIRONMENTAL CONTROL - 0.3%
     3,800     Entergy Corp.                           105        2,400     Browning-Ferris Industries, Inc.         93
     3,600     FirstEnergy Corp.                       101        9,149     Waste Management, Inc.                  406
     2,800     FPL Group, Inc.                         149                                                       ------
     2,000     GPU, Inc.                                75        3,800                                             499
     1,800     New Century Energies, Inc.               61        4,200                                          ------
     2,800     Niagara Mohawk Power Corp.*              38        9,034     FOOD - 2.1%
     2,300     Northern States Power Co.                53        4,400     Albertson's, Inc.                       206
     4,500     PacifiCorp                               78        6,800     American Stores Co.                     139
     3,400     Peco Energy Co.                         157        7,500     Archer-Daniels-Midland Co.              133
     5,900     PG&E Corp.                              183        2,400     Bestfoods                               207
     2,300     PP&L Resources, Inc.                     57          600     Campbell Soup Co.                       277
     3,400     Public Service Enterprise Group, Inc.   130        5,500     ConAgra, Inc.                           192
     4,374     Reliant Energy, Inc.                    114        2,200     General Mills, Inc.                     181
    10,700     Southern Co.                            249        6,200     Great Atlantic & Pacific Tea Co., Inc.   18
     4,312     Texas Utilities Co.                     180        3,900     Heinz (H.J.) Co.                        261
     3,300     Unicom Corp.                            121        2,100     Hershey Foods Corp.                     123
                                                   -------                  Kellogg Co.                             210
                                                     3,216        5,000     Kroger Co.                              234
                                                   -------                  Quaker Oats (The) Co.                   131
                                                                  7,500     Ralston-Ralston Purina Group            133
               ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%          14,000     Safeway Inc.*                           385
     6,700     Emerson Electric Co.                    355        1,800     Sara Lee Corp.                          347
                                                   -------                  SUPERVALU Inc.                           37
                                                                  5,100     Sysco Corp.                             134
               ELECTRONICS - 0.5%                                 2,300     Winn-Dixie Stores, Inc.                  86
     3,400     AMP Inc.                                183        1,800     Wrigley (Wm.) Jr. Co.                   163
       700     EG&G, Inc.                               18                                                       ------
     1,900     Honeywell, Inc.                         144                                                        3,597
     1,300     Johnson Controls, Inc.                   81                                                       ------
       700     Millipore Corp.                          17          900     FOREST PRODUCTS & PAPER - 0.6%
     1,650     Parker-Hannifin Corp.                    57        1,500     Boise Cascade Co.                        29
       800     Perkin-Elmer Corp.                       78        3,400     Champion International Corp.             62
     3,900     Solectron Corp.*                        189        1,300     Fort James Corp.                        108
       750     Tektronix, Inc.                          19        4,700     Georgia-Pacific Corp.                    97
     2,400     Thermo Electron Corp.*                   33        1,600     International Paper Co.                 198
       900     Thomas & Betts Corp.                     34        1,600     Louisiana-Pacific Corp.                  30
                                                   -------          400     Mead Corp.                               49
                                                       853                  Potlatch Corp.                           14
                                                   -------

See Notes to the Financial Statements.

                                                                           -----
                                                                              99
                                                                           -----

SCHEDULE OF INVESTMENTS  MARCH 31, 1999

STOCK INDEX FUND

NUMBER                                                                    VALUE
OF SHARES                                                                 (000s)
--------------------------------------------------------------------------------

               FOREST PRODUCTS & PAPER - 0.6% (CONT'D.)
       900     Temple-Inland, Inc.                                      $     56
     1,100     Union Camp Corp.                                               74
     1,500     Westvaco Corp.                                                 32
     3,100     Weyerhaeuser Co.                                              172
     1,700     Willamette Industries, Inc.                                    64
                                                                        --------
                                                                             985
                                                                        --------
               GAS - 0.1%
       300     Eastern Enterprises                                            11
       700     NICOR, Inc.                                                    25
       500     ONEOK, Inc.                                                    12
       500     Peoples Energy Corp.                                           16
     3,703     Sempra Energy                                                  71
                                                                        --------
                                                                             135
                                                                        --------
               HAND/MACHINE TOOLS - 0.1%
     1,300     Black & Decker Corp.                                           72
     1,500     Grainger (W.W.), Inc.                                          65
       600     Milacron Inc.                                                   9
       900     Snap-On, Inc.                                                  26
     1,400     Stanley Works (The)                                            36
                                                                        --------
                                                                             208
                                                                        --------
               HEALTH CARE - 2.6%
     1,000     Allergan, Inc.                                                 88
       800     Bard (C.R.), Inc.                                              40
       900     Bausch & Lomb, Inc.                                            59
     4,400     Baxter International, Inc.                                    290
     3,800     Becton, Dickinson & Co.                                       146
     1,700     Biomet, Inc.                                                   71
     6,000     Boston Scientific Corp.*                                      243
     9,900     Columbia/HCA Healthcare Corp.                                 187
     4,600     Guidant Corp.                                                 278
     1,700     HCR Manor Care*                                                39
     6,400     HEALTHSOUTH Corp.                                              66
     2,500     Humana, Inc.*                                                  43
    20,600     Johnson & Johnson                                           1,930
     1,100     Mallinckrodt, Inc.                                             29
     9,000     Medtronic, Inc.                                               646
     1,300     St. Jude Medical, Inc.*                                        32
     4,700     Tenet Healthcare Corp.*                                        89
     2,900     United Healthcare Corp.                                       153
                                                                        --------
                                                                           4,429
                                                                        --------
               HOLDING COMPANIES-DIVERSIFIED - 0.2%
     6,100     Seagram (The) Co. Ltd.                                   $    305
                                                                        --------
               HOME BUILDERS - 0.0%
       900     Centex Corp.                                                   30
       500     Fleetwood Enterprises, Inc.                                    14
       700     Kaufman & Broad Home Corp.                                     16
       700     Pulte Corp.                                                    15
                                                                        --------
                                                                              75
                                                                        --------
               HOME FURNISHINGS - 0.1%
     1,400     Maytag Corp.                                                   85
     1,200     Whirlpool Corp.                                                65
                                                                        --------
                                                                             150
                                                                        --------
               HOUSEHOLD PRODUCTS/WARES - 0.7%
     1,100     American Greetings Corp., Class A                              28
     1,800     Avery Dennison Corp.                                          104
     1,800     Clorox (The) Co.                                              211
     2,600     Fortune Brands, Inc.                                          101
       500     Jostens, Inc.                                                  11
     1,300     Moore Corp. Ltd.                                               13
       900     Tupperware Corp.                                               16
     9,800     Unilever N.V.                                                 651
                                                                        --------
                                                                           1,135
                                                                        --------
               HOUSEWARES - 0.1%
      4,313    Newell Rubbermaid, Inc.                                       205
                                                                        --------
               INSURANCE - 3.4%
     2,200     Aetna, Inc.                                                   183
    12,600     Allstate Corp.                                                467
     3,821     American General Corp.                                        269
    18,861     American International Group, Inc.                          2,275
     2,650     Aon Corp.                                                     168
     2,500     Chubb (The) Corp.                                             146
     3,200     CIGNA Corp.                                                   268
     2,600     Cincinnati Financial Corp.                                     95
     4,866     Conseco, Inc.                                                 150
     3,600     Hartford Financial Services Group (The), Inc.                 205
     1,600     Jefferson-Pilot Corp.                                         108
     1,500     Lincoln National Corp.                                        148
     1,700     Loews Corp.                                                   127
     3,950     Marsh & McLennan Cos., Inc.                                   293
     1,500     MBIA, Inc.                                                     87
     1,700     MGIC Investment Corp.                                          60


See Notes to the Financial Statements.

-----
100
-----

                                                  NORTHERN FUNDS Annual Report

SCHEDULE OF INVESTMENTS  MARCH 31, 1999

STOCK INDEX FUND (continued)

NUMBER                                                                    VALUE
OF SHARES                                                                 (000s)
--------------------------------------------------------------------------------
               INSURANCE - 3.4% (CONT'D.)
     1,100     Progressive Corp.                                         $   158
     2,100     Provident Co., Inc.                                            73
     2,100     SAFECO Corp.                                                   85
     3,576     St. Paul Cos., Inc.                                           111
     2,200     Torchmark Corp.                                                70
     1,900     Transamerica Corp.                                            135
     2,100     UNUM Corp.                                                    100
                                                                         -------
                                                                           5,781
                                                                         -------
               IRON/STEEL - 0.1%
     3,000     Allegheny Teledyne, Inc.                                       57
     2,000     Bethlehem Steel Corp.*                                         17
     1,300     Nucor Corp.                                                    57
     1,300     USX - U.S. Steel Group                                         31
                                                                         -------
                                                                             162
                                                                         -------
               LEISURE TIME - 0.3%
     1,400     Brunswick Corp.                                                27
     9,400     Carnival Corp.                                                456
                                                                         -------
                                                                             483
                                                                         -------
               LODGING - 0.1%
     4,000     Hilton Hotels Corp.                                            56
     3,700     Marriott International, Inc.                                  124
                                                                         -------
                                                                             180
                                                                         -------
               MACHINERY - DIVERSIFIED - 0.7%
     5,700     Applied Materials, Inc.*                                      352
       400     Briggs & Stratton Corp.                                        20
     1,100     Case Corp.                                                     28
     5,500     Caterpillar, Inc.                                             253
       600     Cummins Engine Co., Inc.                                       21
     3,700     Deere & Co.                                                   143
     3,400     Dover Corp.                                                   112
       700     Harnischfeger Industries, Inc.                                  4
     2,500     Ingersoll-Rand Co.                                            124
       900     McDermott International, Inc.                                  23
       100     NACCO Industries, Inc.                                          7
     2,900     Rockwell International Corp.                                  123
                                                                         -------
                                                                           1,210
                                                                         -------
               MEDIA - 3.2%
    10,800     CBS Corp.*                                                    442
     4,000     Clear Channel Communications, Inc.*                           268

     5,700     Comcast Corp., Class A                                    $   359
    31,500     Disney (The Walt) Co.                                         980
     2,100     Donnelley (R.R.) & Sons Co.                                    68
     1,400     Dow Jones & Co., Inc.                                          66
     4,300     Gannett Co., Inc.                                             271
     1,100     King World Productions, Inc.                                   34
     1,200     Knight-Ridder, Inc.                                            60
     3,000     McGraw Hill Cos., Inc.                                        164
     9,300     MediaOne Group Inc.*                                          591
       800     Meredith Corp.                                                 25
     2,800     New York Times Co., Class A                                    80
    18,800     Time Warner, Inc.                                           1,336
     1,200     Times Mirror Co., Class A                                      65
     1,800     Tribune Co.                                                   118
     5,300     Viacom, Inc., Class B*                                        445
                                                                         -------
                                                                           5,372
                                                                         -------
               METAL FABRICATE/HARDWARE - 0.0%
       900     Timken (The) Co.                                               15
     1,400     Worthington Industries, Inc.                                   16
                                                                         -------
                                                                              31
                                                                         -------
               METALS-DIVERSIFIED - 0.3%
     3,500     Alcan Aluminum Ltd.                                            90
     5,600     Aluminum Co. of America                                       231
       600     ASARCO, Inc.                                                    8
     2,500     Freeport-McMoRan Copper & Gold, Inc.,
               Class B                                                        27
     2,500     Inco Ltd.                                                      33
       900     Phelps Dodge Corp.                                             44
     3,800     Placer Dome, Inc.                                              43
     1,000     Reynolds Metals Co.                                            48
                                                                         -------
                                                                             524
                                                                         -------
               MINING - 0.1%
     5,700     Barrick Gold Corp.                                             97
     3,500     Battle Mountain Gold Co.                                       10
     1,400     Cyprus Amax Minerals Co.                                       17
     3,600     Homestake Mining Co.                                           31
     2,544     Newmont Mining Corp.                                           45
                                                                         -------
                                                                             200
                                                                         -------
               MISCELLANEOUS MANUFACTURING - 4.9%
       400     Aeroquip-Vickers, Inc.                                         23
     1,600     Cooper Industries, Inc.                                        68


See Notes to the Financial Statements.

                                                                           -----
                                                                             101
                                                                           -----

SCHEDULE OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                    VALUE
OF SHARES                                                                 (000s)
--------------------------------------------------------------------------------
               MISCELLANEOUS MANUFACTURING - 4.9% (CONT'D.)
     3,600     Corning, Inc.                                             $   216
     1,025     Crane Co.                                                      25
     2,100     Danaher Corp.                                                 110
     5,000     Eastman Kodak Co.                                             319
     1,100     Eaton Corp.                                                    79
       500     FMC Corp.*                                                     25
    50,200     General Electric Co.                                        5,553
     3,800     Illinois Tool Works, Inc.                                     235
     1,600     ITT Industries, Inc.*                                          57
     6,200     Minnesota Mining & Manufacturing Co.                          439
       600     National Service Industries, Inc.                              20
     1,900     Pall Corp.                                                     31
       700     Polaroid Corp.                                                 14
     2,700     PPG Industries, Inc.                                          138
     1,200     Raychem Corp.                                                  27
     2,600     Tenneco, Inc.                                                  73
     2,400     Textron, Inc.                                                 186
     9,960     Tyco International Ltd.                                       715
                                                                         -------
                                                                           8,353
                                                                         -------
               OFFICE/BUSINESS EQUIPMENT - 0.6%
     1,200     Harris Corp.                                                   34
     4,200     Pitney Bowes, Inc.                                            268
    10,100     Xerox Corp.                                                   539
                                                                         -------
                                                                             841
                                                                         -------
               OIL & GAS PRODUCERS - 4.9%
     1,400     Amerada Hess Corp.                                             70
     1,800     Anadarko Petroleum Corp.                                       68
     1,500     Apache Corp.                                                   39
     1,100     Ashland, Inc.                                                  45
     5,000     Atlantic Richfield Co.                                        365
     2,757     Burlington Resources, Inc.                                    110
    10,000     Chevron Corp.                                                 884
     3,300     Coastal Corp.                                                 109
    37,300     Exxon Corp.                                                 2,632
       700     Helmerich & Payne, Inc.                                        16
     1,353     Kerr-McGee Corp.                                               44
    12,000     Mobil Corp.                                                 1,056
     5,300     Occidental Petroleum Corp.                                     95
     3,900     Phillips Petroleum Co.                                        184
     1,300     Rowan Cos., Inc.*                                              16
    32,900     Royal Dutch Petroleum Co. ADR                               1,711
     1,400     Sunoco, Inc.                                                   50
     8,200     Texaco, Inc.                                                  465

     3,769     Union Pacific Resources Group, Inc.                       $    45
     3,700     Unocal Corp.                                                  136
     4,700     USX - Marathon Group                                          129
                                                                         -------
                                                                           8,269
                                                                         -------
               OIL & GAS SERVICES - 0.5%
     4,990     Baker Hughes, Inc.                                            121
     6,700     Halliburton Co.                                               258
     8,400     Schlumberger Ltd.                                             506
                                                                         -------
                                                                             885
                                                                         -------
               PACKAGING & CONTAINERS - 0.1%
       500     Ball Corp.                                                     23
       800     Bemis Co.                                                      25
     1,900     Crown Cork & Seal Co., Inc.                                    54
     2,400     Owens-Illinois, Inc.*                                          60
     1,328     Sealed Air Corp.*                                              65
                                                                         -------
                                                                             227
                                                                         -------
               PHARMACEUTICALS - 8.5%
    23,300     Abbott Laboratories                                         1,091
     1,500     ALZA Corp.*                                                    57
    20,200     American Home Products Corp.                                1,318
    30,500     Bristol-Myers Squibb Co.                                    1,962
     4,150     Cardinal Health, Inc.                                         274
    16,900     Lilly (Eli) & Co.                                           1,434
    36,500     Merck & Co., Inc.                                           2,927
    19,900     Pfizer, Inc.                                                2,761
     7,800     Pharmacia & Upjohn, Inc.                                      487
    22,500     Schering-Plough Corp.                                       1,245
    12,600     Warner-Lambert Co.                                            834
                                                                         -------
                                                                          14,390
                                                                         -------
               PIPELINES - 0.5%
     1,250     Columbia Gas System, Inc.                                      65
     1,500     Consolidated Natural Gas Co.                                   73
     5,100     Enron Corp.                                                   328
     1,700     Sonat, Inc.                                                    51
     6,600     Williams (The) Cos., Inc.                                     261
                                                                         -------
                                                                             778
                                                                         -------
               RETAIL - 6.3%
     2,300     Autozone, Inc.*                                                70
     1,500     Circuit City Stores, Inc.                                     115
     1,700     Consolidated Stores Corp.*                                     52


See Notes to the Financial Statements.

-----
102
-----

                                                 NORTHERN FUNDS Annual Report

SCHEDULE OF INVESTMENTS  MARCH 31, 1999

STOCK INDEX FUND (continued)

NUMBER                                                                    VALUE
OF SHARES                                                                 (000s)
--------------------------------------------------------------------------------
               RETAIL - 6.3% (CONT'D.)
     3,300     Costco Cos., Inc.                                       $     302
     6,000     CVS Corp.                                                     285
     2,100     Darden Restaurants, Inc.                                       43
     6,800     Dayton-Hudson Corp.                                           453
     1,600     Dillard's, Inc., Class A                                       41
     2,750     Dollar General Corp.                                           94
     3,200     Federated Department Stores, Inc.                             128
     2,400     Fred Meyer, Inc.*                                             141
     8,750     Gap (The), Inc.                                               589
     1,100     Harcourt General, Inc.                                         49
    22,600     Home Depot (The), Inc.                                      1,407
     2,200     Ikon Office Solutions, Inc.                                    28
     7,500     Kmart Corp.*                                                  126
     2,400     Kohl's Corp.*                                                 170
     3,500     Limited (The), Inc.                                           139
       600     Longs Drug Stores, Inc.                                        18
     5,400     Lowe's Cos., Inc.                                             327
     5,350     May Department Stores Co.                                     209
    20,700     McDonald's Corp.                                              938
     2,200     Nordstrom, Inc.                                                90
     4,000     Penney (J.C.) & Co., Inc.                                     162
       800     Pep Boys-Manny, Moe & Jack                                     12
     4,000     Rite Aid Corp.                                                100
     5,900     Sears, Roebuck & Co.                                          267
     7,100     Staples Inc.                                                  233
     1,500     Tandy Corp.                                                    96
     5,000     TJX Cos., Inc.                                                170
     3,800     Toys "R" Us, Inc.*                                             71
     2,330     Tricon Global Restaurants, Inc.*                              164
    34,100     Wal-Mart Stores, Inc.                                       3,144
    15,300     Walgreen Co.                                                  432
     1,900     Wendy's International, Inc.                                    54
                                                                       ---------
                                                                          10,719
                                                                       ---------
               SAVINGS & LOANS - 0.3%
       900     Golden West Financial Corp.                                    86
     9,085     Washington Mutual, Inc.                                       371
                                                                       ---------
                                                                             457
                                                                       ---------

               SEMICONDUCTORS - 2.8%
     2,200     Advanced Micro Devices, Inc.*                                  34
    25,600     Intel Corp.                                                 3,050
     1,300     KLA-Tencor Corp.*                                              63
     2,200     LSI Logic Corp.*                                               69
     3,800     Micron Technology, Inc.                                       183
               Semiconductors - 2.8% (cont'd.)
     9,200     Motorola, Inc.                                          $     674
     2,500     National Semiconductor Corp.*                                  23
     6,000     Texas Instruments, Inc.                                       596
                                                                       ---------
                                                                           4,692
                                                                       ---------
               SOFTWARE - 6.8%
       900     Adobe Systems, Inc.                                            51
    15,800     America On-Line, Inc.*                                      2,307
       900     Autodesk, Inc.                                                 36
     9,400     Automatic Data Processing, Inc.                               389
     3,300     BMC Software Inc.*                                            122
     8,250     Computer Associates International, Inc.                       293
     5,600     Compuware Corp.*                                              134
     6,800     First Data Corp.                                              291
     4,900     IMS Health, Inc.                                              162
    77,200     Microsoft Corp.*                                            6,919
     5,200     Novell, Inc.*                                                 131
    22,025     Oracle Corp.*                                                 581
     4,100     Parametric Technology Co.*                                     81
     3,500     Peoplesoft, Inc.*                                              51
       400     Shared Medical Systems Corp.                                   22
                                                                       ---------
                                                                          11,570
                                                                       ---------
               TELECOMMUNICATION EQUIPMENT - 1.9%
     1,250     Andrew Corp.*                                                  15
     2,600     General Instrument Corp.*                                      79
    20,300     Lucent Technologies, Inc.                                   2,187
    10,220     Northern Telecom Ltd.                                         635
     1,200     Scientific-Atlanta, Inc.                                       33
     3,000     Tellabs, Inc.*                                                293
                                                                       ---------
                                                                           3,242
                                                                       ---------
               TELECOMMUNICATIONS - 0.9%
     8,800     Airtouch Communications, Inc.*                                850
     2,600     Frontier Corp.                                                135
     4,400     Nextel Communications, Inc.*                                  161
     6,750     Sprint Corp.                                                  299
                                                                       ---------
                                                                           1,445
                                                                       ---------
               TELEPHONE - 7.2%
     4,200     Alltel Corp.                                                  262
    16,900     Ameritech Corp.                                               978
    32,150     AT&T Corp.                                                  2,566
    23,808     Bell Atlantic Corp.                                         1,231
    29,900     BellSouth Corp.                                             1,198


See Notes to the Financial Statements.
                                                                           -----
                                                                             103
                                                                           -----

SCHEDULE OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------
               TELEPHONE - 7.2% (CONT'D.)
     1,400     Century Telephone Enterprises, Inc.                    $      98
    14,800     GTE Corp.                                                    895
    28,119     MCI WorldCom, Inc.*                                        2,490
    29,956     SBC Communications, Inc.                                   1,412
     6,900     Sprint Corp.                                                 677
     7,696     US West Communications Group                                 424
                                                                      ---------
                                                                         12,231
                                                                      ---------
               TEXTILES - 0.0%
       300     Springs Industries, Inc., Class A                              8
                                                                      ---------
               TOBACCO - 1.0%
    37,300     Philip Morris Cos., Inc.                                   1,311
     5,000     RJR Nabisco Holdings Corp.                                   125
     2,900     UST, Inc.                                                     76
                                                                      ---------
                                                                          1,512
                                                                      ---------
               TOYS - 0.1%
     3,025     Hasbro, Inc.                                                  88
     4,400     Mattel, Inc.                                                 109
                                                                      ---------
                                                                            197
                                                                      ---------
               TRANSPORTATION - 0.6%
     7,200     Burlington Northern Santa Fe Corp.                           237
     3,300     CSX Corp.                                                    128
     2,240     FDX Corp.*                                                   208
     5,000     Laidlaw, Inc.                                                 29
     5,800     Norfolk Southern Corp.                                       153
     3,800     Union Pacific Corp.                                          203
                                                                      ---------
                                                                            958
                                                                      ---------
               TRUCKING & LEASING - 0.0%
     1,100     Ryder System, Inc.                                            30
                                                                      ---------
               Total Common Stocks
               (cost $124,859)                                          161,026
                                                                      ---------

               SHORT-TERM INVESTMENTS - 5.4%

    $8,450     Societe Generale, Grand Cayman,
               Eurodollar Time Deposits,
               5.125%, 4/1/99                                         $   8,450
       650     U.S. Treasury Bill,
               4.37%, 6/24/99(1)                                            643
                                                                      ---------
               Total Short-Term Investments
               (cost $9,093)                                              9,093
                                                                      ---------
               Total Investments - 100.6%
               (cost $133,952)                                          170,119
               Liabilities less Other Assets - (0.6)%                    (1,057)
                                                                      ---------

               NET ASSETS - 100.0%                                    $ 169,062
                                                                      =========

OPEN FUTURES CONTRACTS:

                                  Notional                            Unrealized
                    Number of      Amount      Contract    Contract      Loss
Type                Contracts      (000s)      Position       Exp.      (000s)
--------------------------------------------------------------------------------
S&P 500                 20         $6,467        Long        6/99       $ (39)
S&P 500 MINI            27          1,746        Long        6/99         (25)
                                                                        -----
                                                                        $ (64)
                                                                        =====

(1) Security pledged as collateral to cover margin requirements for open futures contracts.


See Notes to the Financial Statements.

-----
104
-----

                                                    NORTHERN FUNDS Annual Report

SCHEDULE OF INVESTMENTS  MARCH 31, 1999

GROWTH EQUITY FUND

NUMBER                                                                    VALUE
OF SHARES                                                                 (000s)
--------------------------------------------------------------------------------
               COMMON STOCKS - 96.8%

               ADVERTISING - 1.3%
    58,000     Interpublic Group of Cos., Inc.                          $  4,517
   140,000     Snyder Communications, Inc.                                 3,902
                                                                        --------
                                                                           8,419
                                                                        --------
               AIRLINES - 0.6%
   119,200     Southwest Airlines Co.                                      3,606
                                                                        --------
               BANKS - 4.5%
   128,000     Bank One Corp.                                              7,048
   130,000     BankAmerica Corp.                                           9,181
   114,300     State Street Corp.                                          9,394
   100,000     Wells Fargo & Co.                                           3,506
                                                                        --------
                                                                          29,129
                                                                        --------
               BEVERAGES - 2.5%
    79,000     Anheuser-Busch Cos., Inc.                                   6,018
    84,500     Coca-Cola Co.                                               5,186
   115,000     PepsiCo, Inc.                                               4,506
                                                                        --------
                                                                          15,710
                                                                        --------
               BUILDING MATERIALS - 0.5%
   119,800     Masco Corp.                                                 3,384
                                                                        --------
               CHEMICALS - 0.5%
    54,800     du Pont (E.I.) de Nemours & Co.                             3,181
                                                                        --------
               COMMERCIAL SERVICES - 1.0%
   104,200     Paychex, Inc.                                               4,943
    59,500     Sylvan Learning Systems, Inc.*                              1,629
                                                                        --------
                                                                           6,572
                                                                        --------
               COMPUTERS & NETWORKING - 8.7%
   121,725     Cisco Systems, Inc.*                                       13,336
   147,600     Computer Sciences Corp.*                                    8,146
   126,000     Dell Computer Corp.                                         5,150
    99,900     EMC Corp.*                                                 12,762
    51,300     International Business Machines Corp.                       9,093
    58,700     Sun Microsystems, Inc.*                                     7,334
                                                                        --------
                                                                          55,821
                                                                        --------

               COSMETIC/PERSONAL CARE - 2.0%
   100,000     Gillette Co.                                             $  5,944
    71,400     Procter & Gamble Co.                                        6,993
                                                                        --------
                                                                          12,937
                                                                        --------
               DIVERSIFIED FINANCIAL SERVICES - 7.9%
    37,400     American Express Co.                                        4,395
    20,900     Capital One Financial Corp.                                 3,156
   138,000     Citigroup, Inc.                                             8,815
    82,600     Fannie Mae                                                  5,720
   172,500     Freddie Mac                                                 9,854
    71,000     MBNA Corp.                                                  1,695
    45,200     Merrill Lynch & Co., Inc.                                   3,997
    39,000     Morgan Stanley Dean Witter & Co.                            3,898
    95,000     Schwab (Charles) Corp.                                      9,132
                                                                        --------
                                                                          50,662
                                                                        --------
               ELECTRIC - 0.4%
    49,000     Duke Energy Corp.                                           2,677
                                                                        --------
               ELECTRONICS - 1.5%
    27,600     Sanmina Corp.*                                              1,760
   162,400     Solectron Corp.*                                            7,887
                                                                        --------
                                                                           9,647
                                                                        --------
               ENVIRONMENTAL CONTROL - 0.5%
    69,300     Waste Management, Inc.                                      3,075
                                                                        --------
               FOOD - 0.9%
   159,615     Keebler Foods Co.*                                          5,826
                                                                        --------
               HEALTH CARE - 3.2%
   129,000     Guidant Corp.                                               7,805
    72,100     Johnson & Johnson                                           6,755
    81,900     Medtronic, Inc.                                             5,876
                                                                        --------
                                                                          20,436
                                                                        --------
               HOUSEWARES - 0.6%
    75,000     Newell Rubbermaid, Inc.                                     3,563
                                                                        --------
               INSURANCE - 3.0%
   121,950     American International Group, Inc.                         14,710
    81,700     MBIA, Inc.                                                  4,739
                                                                        --------
                                                                          19,449
                                                                        --------


See Notes to the Financial Statements.

                                                                           -----
                                                                             105
                                                                           -----

SCHEDULE OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                    VALUE
OF SHARES                                                                 (000s)
--------------------------------------------------------------------------------
               MEDIA - 2.2%
   118,300     Disney (The Walt) Co.                                    $  3,682
   139,900     Fox Entertainment Group, Inc.*                              3,795
    90,100     Time Warner, Inc.                                           6,403
                                                                        --------
                                                                          13,880
                                                                        --------
               MISCELLANEOUS MANUFACTURING - 5.1%
   215,100     General Electric Co.                                       23,795
   123,700     Tyco International Ltd.                                     8,875
                                                                        --------
                                                                          32,670
                                                                        --------
               OIL & GAS PRODUCERS - 4.7%
    65,000     Chevron Corp.                                               5,748
   113,000     Conoco Inc.                                                 2,776
   160,000     Exxon Corp.                                                11,290
   190,900     Royal Dutch Petroleum Co.                                   9,927
                                                                        --------
                                                                          29,741
                                                                        --------
               OIL & GAS SERVICES - 1.3%
   123,200     Halliburton Co.                                             4,743
    61,900     Schlumberger Ltd.                                           3,726
                                                                        --------
                                                                           8,469
                                                                        --------
               PHARMACEUTICALS - 8.7%
   113,000     Bristol-Myers Squibb Co.                                    7,267
    87,250     Cardinal Health, Inc.                                       5,759
   128,875     Elan Corp. PLC ADR*                                         8,989
    64,300     Lilly (Eli) & Co.                                           5,457
    96,000     Merck & Co., Inc.                                           7,698
    75,400     Pfizer, Inc.                                               10,461
   104,800     Schering-Plough Corp.                                       5,796
    60,100     Warner-Lambert Co.                                          3,978
                                                                        --------
                                                                          55,405
                                                                        --------
               PIPELINES - 0.6%
    55,700     Enron Corp.                                                 3,579
                                                                        --------
               RETAIL - 14.8%
   137,000     Dayton-Hudson Corp.                                         9,128
   100,200     Gap (The), Inc.                                             6,745
   303,200     Home Depot (The), Inc.                                     18,874
   156,400     Kohl's Corp.*                                              11,085
    38,400     Lowe's Cos., Inc.                                           2,323
   225,000     Staples, Inc.*                                              7,397
   267,000     Starbucks Corp.*                                            7,493

               RETAIL - 14.8% (cont'd.)
   358,000     Walgreen Co.                                             $ 10,114
   236,200     Wal-Mart Stores, Inc.                                      21,775
                                                                        --------
                                                                          94,934
                                                                        --------
               SEMICONDUCTORS - 3.7%
    78,000     Applied Materials, Inc.                                     4,812
    97,800     Intel Corp.                                                11,650
    49,000     Motorola, Inc.                                              3,589
    39,500     Texas Instruments, Inc.                                     3,920
                                                                        --------
                                                                          23,971
                                                                        --------
               SOFTWARE - 6.0%
    67,000     America Online, Inc.*                                       9,782
   294,600     Microsoft Corp.*                                           26,404
    87,000     Oracle Corp.*                                               2,295
                                                                        --------
                                                                          38,481
                                                                        --------
               TELECOMMUNICATION EQUIPMENT - 3.6%
    72,600     Lucent Technologies, Inc.                                   7,823
    43,000     Nokia Corp. ADR                                             6,697
    89,150     Tellabs, Inc.*                                              8,714
                                                                        --------
                                                                          23,234
                                                                        --------
               TELEPHONE - 5.2%
   128,900     AT&T Corp.                                                 10,288
    83,100     Ameritech Corp.                                             4,809
   106,000     BellSouth Corp.                                             4,247
   104,200     MCI WorldCom, Inc.*                                         9,228
   107,000     SBC Communications, Inc.                                    5,042
                                                                        --------
                                                                          33,614
                                                                        --------
               TEXTILES - 0.5%
    50,000     Cintas Corp.                                                3,269
                                                                        --------
               TOBACCO - 0.8%
   141,100     Philip Morris Cos., Inc.                                    4,965
                                                                        --------
               Total Common Stocks
               (cost $399,018)                                           620,306
                                                                        --------


See Notes to the Financial Statements.

-----
106
-----

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

GROWTH EQUITY FUND (continued)

PRINCIPAL
AMOUNT                                                                 VALUE
(000s)                                                                 (000s)
-------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS - 2.9%

   $17,768     Societe Generale, Grand Cayman,
               Eurodollar Time Deposits,
               4.24%, 4/1/99                                          $  17,768
       700     U.S. Treasury Bill,
               4.40%, 6/10/99(1)                                            694
                                                                       --------

               Total Short-Term Investments
               (cost $18,462)                                            18,462
                                                                       --------

               Total Investments - 99.7%
               (cost $417,480)                                          638,768

               Other Assets less Liabilities - 0.3%                       2,180
                                                                       --------

               NET ASSETS - 100.0%                                     $640,948
                                                                       ========

OPEN FUTURES CONTRACTS:

                                Notional                             Unrealized
                   Number of     Amount       Contract    Contract      Loss
Type              Contracts      (000s)       Position      Exp.       (000s)
-------------------------------------------------------------------------------
S&P 500               38        $12,286         Long        6/99       $(106)
                                                                       =====

(1) Security pledged as collateral to cover margin requirements for open futures contracts.


See Notes to the Financial Statements.
                                                                           -----
                                                                             107
                                                                           -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

SELECT EQUITY FUND

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               COMMON STOCKS - 99.0%

               AEROSPACE - 1.6%
    23,000     United Technologies Corp.                                $ 3,115
                                                                        -------

               AIRLINES - 1.1%
    75,000     Southwest Airlines Co.                                     2,269
                                                                        -------

               BANKS - 3.1%
    16,500     Chase Manhattan Corp.                                      1,342
    34,000     State Street Corp.                                         2,794
    55,000     Wells Fargo & Co.                                          1,928
                                                                        -------
                                                                          6,064
                                                                        -------

               BEVERAGES - 0.8%
    21,200     Anheuser-Busch Cos., Inc.                                  1,615
                                                                        -------

               BIOTECHNOLOGY - 1.1%
    28,000     Amgen, Inc.*                                               2,096
                                                                        -------

               BUILDING MATERIALS - 0.9%
    45,000     Vulcan Materials Co.                                       1,859
                                                                        -------

               CHEMICALS - 0.3%
    19,000     Macdermid, Inc.                                              645
                                                                        -------

               COMPUTERS - 9.4%
    40,000     Cisco Systems, Inc.*                                       4,382
    24,000     Computer Sciences Corp.*                                   1,325
    22,000     Dell Computer Corp.*                                         899
    46,200     EMC Corp.*                                                 5,902
    11,000     International Business Machines Corp.                      1,950
    23,500     Sun Microsystems, Inc.*                                    2,936
    25,000     Synopsys, Inc. *                                           1,344
                                                                        -------
                                                                         18,738
                                                                        -------

               COSMETICS/PERSONAL CARE - 0.8%
    15,800     Procter & Gamble Co.                                       1,547
                                                                        -------

               DIVERSIFIED FINANCIAL SERVICES - 9.5%
    25,000     Fannie Mae                                                 1,731
    68,000     Freddie Mac                                                3,885
    94,000     MBNA Corp.                                                 2,244
     7,000     Merrill Lynch & Co., Inc.                                    619
    17,000     Morgan Stanley Dean Witter & Co.                           1,699
    31,000     Providian Financial Corp.                                  3,410
    55,000     Schwab (Charles) Corp.                                     5,287
                                                                        -------
                                                                         18,875
                                                                        -------

               ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
    34,500     American Power Conversion Corp.*                         $   932
                                                                        -------

               ELECTRONICS - 3.0%
    30,000     Johnson Controls, Inc.                                     1,871
    47,000     Solectron Corp.*                                           2,282
    17,000     Waters Corp.                                               1,786
                                                                        -------
                                                                          5,939
                                                                        -------

               FOOD - 0.2%
    11,573     Keebler Foods Co.*                                           422
                                                                        -------

               HEALTH CARE - 2.3%
    34,500     Guidant Corp.*                                             2,087
    11,000     Johnson & Johnson                                          1,031
    20,000     Medtronic, Inc.                                            1,435
                                                                        -------
                                                                          4,553
                                                                        -------

               INSURANCE - 3.2%
    40,000     AFLAC, Inc.                                                2,177
    29,250     American International Group, Inc.                         3,528
     5,000     Progressive Corp.                                            718
                                                                        -------
                                                                          6,423
                                                                        -------

               LEISURE TIME - 1.3%
    25,000     Carnival Corp.                                             1,214
    22,500     Harley-Davidson, Inc.                                      1,294
                                                                        -------
                                                                          2,508
                                                                        -------

               MACHINERY-DIVERSIFIED - 0.5%
    20,000     Ingersoll-Rand Co.                                           993
                                                                        -------

               MEDIA - 4.2%
     5,500     Comcast Corp., Class  A                                      338
    11,000     Comcast Corp., Class A Special                               692
     6,000     Fox Entertainment Group, Inc.*                               163
    37,000     McGraw-Hill Cos., Inc.                                     2,017
    32,000     MediaOne Group, Inc.*                                      2,032
    43,500     Time Warner, Inc.                                          3,091
                                                                        -------
                                                                          8,333
                                                                        -------

               MISCELLANEOUS MANUFACTURING - 4.8%
    66,000     General Electric Co.                                       7,301
    31,500     Tyco International Ltd.                                    2,260
                                                                        -------
                                                                          9,561
                                                                        -------


See Notes to the Financial Statements.

-----
108
-----

                                                    NORTHERN FUNDS Annual Report
SCHEDULES OF INVESTMENTS  MARCH 31, 1999

SELECT EQUITY FUND (continued)

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               OFFICE/BUSINESS EQUIPMENT - 0.6%
    23,000     Xerox Corp.                                             $  1,228
                                                                       --------

               OIL & GAS PRODUCERS - 2.5%
    11,000     BP Amoco PLC ADR                                           1,110
    23,000     Exxon Corp.                                                1,623
    25,000     Mobil Corp.                                                2,200
                                                                       --------
                                                                          4,933
                                                                       --------

               OIL & GAS SERVICES - 1.0%
    32,000     Schlumberger Ltd.                                          1,926
                                                                       --------

               PHARMACEUTICALS - 6.1%
    22,000     Cardinal Health, Inc.                                      1,452
    25,000     Elan Corp. PLC ADR*                                        1,744
    18,500     Forest Laboratories, Inc.*                                 1,043
    18,000     Merck & Co., Inc.                                          1,443
    33,800     Pfizer, Inc.                                               4,690
    32,000     Schering-Plough Corp.                                      1,770
                                                                       --------
                                                                         12,142
                                                                       --------

               PIPELINES - 1.5%
    45,000     Enron Corp.                                                2,891
                                                                       --------

               RETAIL - 14.3%
    30,900     Bed Bath & Beyond, Inc.*                                   1,128
    16,200     Best Buy Co., Inc.*                                          842
    54,000     Gap (The), Inc.                                            3,635
    44,500     Home Depot (The), Inc.                                     2,770
    49,500     Kohl's Corp.*                                              3,508
   105,000     Staples, Inc.*                                             3,452
    23,000     Starbucks Corp.*                                             645
    34,500     TJX Cos., Inc.                                             1,173
    76,600     Wal-Mart Stores, Inc.                                      7,062
   146,400     Walgreen Co.                                               4,136
                                                                       --------
                                                                         28,351
                                                                       --------

               SEMICONDUCTORS - 2.8%
    34,800     Intel Corp.                                                4,146
     7,500     Motorola, Inc.                                               549
    22,000     Xilinx, Inc.*                                                892
                                                                       --------
                                                                          5,587
                                                                       --------

               SOFTWARE - 9.6%
    32,400     America Online, Inc.*                                      4,730
     3,000     At Home Corporation*                                         473
    36,000     Fiserv, Inc.*                                              1,931
     6,000     Intuit, Inc.*                                            $   611
    92,200     Microsoft Corp.*                                           8,263
    90,000     Oracle Corp.*                                              2,374
     4,600     Yahoo! Inc.*                                                 775
                                                                       --------
                                                                         19,157
                                                                       --------

               TELECOMMUNICATION EQUIPMENT - 3.7%
    16,000     General Instrument Corp.*                                    485
     8,000     Lucent Technologies, Inc.                                    862
    10,800     Nokia Corp- Sponsored ADR                                  1,682
    16,500     Qwest Communications International, Inc.*                  1,190
    16,500     Vodafone Group PLC-Sponsored ADR                           3,098
                                                                       --------
                                                                          7,317
                                                                       --------

               TELEPHONE - 6.3%
    48,500     Ameritech Corp.                                            2,807
    37,378     AT&T Corp.                                                 2,983
    52,000     BellSouth Corp.                                            2,083
    53,000     MCI WorldCom, Inc.*                                        4,694
                                                                       --------
                                                                         12,567
                                                                       --------

               TEXTILES - 0.8%
    24,500     Cintas Corp.                                               1,602
                                                                       --------

               TOBACCO - 0.6%
    33,500     Philip Morris Cos., Inc.                                   1,179
                                                                       --------

               TRANSPORTATION - 0.6%
    13,500     FDX Corp.*                                                 1,253
                                                                       --------

               Total Common Stocks
               (cost $134,033)                                          196,620
                                                                       --------

Principal
Amount
(000s)
---------
               SHORT-TERM INVESTMENT - 0.9%

     $1,745    Societe Generale, Grand Cayman,
               Eurodollar Time Deposits, 5.125%, 4/1/99
               (cost $1,745)                                              1,745
                                                                       --------
               Total Investments - 99.9%
               (cost $135,778)                                          198,365

               Other Assets less Liabilities - 0.1%                         165
                                                                       --------

               NET ASSETS - 100.0%                                     $198,530
                                                                       ========


See Notes to the Financial Statements.

                                                                           -----
                                                                             109
                                                                           -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

MID CAP GROWTH FUND

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               COMMON STOCKS - 95.1%

               AIRLINES - 2.9%
     43,200    COMAIR Holdings, Inc.                                    $ 1,021
     41,000    Southwest Airlines Co.                                     1,240
                                                                        -------
                                                                          2,261
                                                                        -------
               APPAREL - 1.2%
     14,000    Tommy Hilfiger Corp.*                                        964
                                                                        -------

               BIOTECHNOLOGY - 4.4%
     12,400    Biogen, Inc.*                                              1,417
      6,000    Genentech, Inc.*                                             532
     17,200    Immunex Corp.*                                             1,432
                                                                        -------
                                                                          3,381
                                                                        -------

               COMMERCIAL SERVICES - 1.9%
     19,500    DeVry, Inc.*                                                 566
     29,700    MedQuist, Inc.*                                              891
                                                                        -------
                                                                          1,457
                                                                        -------
               COMPUTERS - 7.1%
     15,400    Comverse Technology, Inc.*                                 1,309
     16,000    Dell Computer Corp.*                                         654
      7,200    EMC Corp.*                                                   920
     41,000    Sykes Enterprises, Inc.*                                   1,325
     15,800    VERITAS Software Corp.*                                    1,276
                                                                        -------
                                                                          5,484
                                                                        -------

               COSMETICS/PERSONAL CARE - 1.8%
     14,500    Estee Lauder Cos.(The), Class A                            1,370
                                                                        -------

               ELECTRONICS - 6.5%
     20,000    Johnson Controls, Inc.                                     1,248
     28,500    Solectron Corp.*                                           1,384
     11,200    Uniphase Corp.*                                            1,289
     11,000    Waters Corp.*                                              1,156
                                                                        -------
                                                                          5,077
                                                                        -------

               HEALTH CARE - 8.2%
     17,400    Biomet, Inc.                                                 730
     19,100    Express Scripts, Inc., Class A*                            1,641
     35,000    Laser Vision Centers, Inc.*                                1,334
      9,300    MiniMed, Inc.*                                               945
     16,000    VISX, Inc.*                                                1,721
                                                                        -------
                                                                          6,371
                                                                        -------

               INSURANCE - 2.0%U
     28,100    AFLAC, Inc.                                              $ 1,530
                                                                        -------

               LEISURE TIME - 1.7%
     23,000    Harley-Davidson, Inc.                                      1,323
                                                                        -------

               MEDIA - 2.4%
     32,900    TCA Cable TV, Inc.                                         1,431
      5,800    Time Warner, Inc.                                            412
                                                                        -------
                                                                          1,843
                                                                        -------

               OIL & GAS PRODUCERS - 1.6%
     40,300    Diamond Offshore Drilling, Inc.                            1,274
                                                                        -------


               PHARMACEUTICALS - 3.1%
     24,900    MedImmune, Inc.*                                           1,474
     21,600    Patterson Dental Co.*                                        934
                                                                        -------
                                                                          2,408
                                                                        -------

               RETAIL - 17.0%
     19,700    99 Cents Only Stores*                                        836
     12,400    Abercrombie & Fitch Co., Class A*                          1,141
     31,800    Bed Bath & Beyond, Inc.*                                   1,161
     24,000    Best Buy Co., Inc.*                                        1,249
     34,600    Brinker International, Inc.*                                 893
     48,000    Claire's Stores, Inc.                                      1,446
     10,800    Gap (The), Inc.                                              727
     29,700    Intimate Brands, Inc.                                      1,429
     39,200    Outback Steakhouse, Inc.*                                  1,284
      2,300    Priceline.com, Inc.*                                         191
     17,850    Staples, Inc.*                                               587
     33,000    Starbucks Corp.*                                             926
     38,100    TJX Cos. (The), Inc.                                       1,295
                                                                        -------
                                                                         13,165
                                                                        -------

               SEMICONDUCTORS - 3.1%
     14,000    QLogic Corp.*                                                940
     35,400    Xilinx, Inc.*                                              1,436
                                                                        -------
                                                                          2,376
                                                                        -------

               SOFTWARE - 21.4%
      7,000    America Online, Inc.*                                      1,022
     11,700    At Home Corp., Series A*                                   1,842
     26,100    BroadVision, Inc.*                                         1,559


See Notes to the Financial Statements.

-----
110
-----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               SOFTWARE - 21.4% (CONT'D.)
     24,100    Concord Communications, Inc.*                            $ 1,374
      8,400    Covad Communications Group, Inc.*                            552
     14,000    Intuit, Inc.*                                              1,425
     34,600    Mercury Interactive Corp.*                                 1,233
     14,400    MindSpring Enterprises, Inc.*                              1,238
      6,500    Network Associates, Inc.*                                    199
     22,500    New Era of Networks, Inc.*                                 1,524
      4,166    pcOrder.com, Inc.*                                           236
     25,000    Prodigy Communications Corp.*                                959
     23,000    Siebel Systems, Inc.*                                      1,093
      7,273    Xoom.com, Inc.*                                              488
      6,500    Yahoo!, Inc.*                                              1,094
     19,322    Ziff-Davis, Inc.-ZDNet*                                      696
                                                                        -------
                                                                         16,534
                                                                        -------

               TELECOMMUNICATION EQUIPMENT - 2.1%
     34,200    ADC Telecommunications, Inc.*                              1,631
                                                                        -------

               TELECOMMUNICATIONS - 4.6%
     21,300    Gilat Satellite Networks Ltd.*                             1,278
     12,800    Qwest Communications International, Inc.*                    923
     50,000    Vanguard Cellular Systems, Inc., Class A*                  1,366
                                                                        -------
                                                                          3,567
                                                                        -------

               TELEPHONE - 0.9%
      7,600    MCI WorldCom, Inc.*                                          673
                                                                        -------
               TEXTILES - 1.2%
     14,200    Cintas Corp.                                                 928
                                                                        -------

               TOTAL COMMON STOCKS
               (cost $58,455)                                            73,617
                                                                        -------

               SHORT-TERM INVESTMENTS - 5.9%

    $1,450     FHLB Discount Note,
               4.80%, 4/1/99                                            $ 1,450
     3,081     Societe Generale, Grand Cayman,
               Eurodollar Time Deposits,
               5.125%, 4/1/99                                             3,081
                                                                        -------

               Total Short-Term Investments
               (cost $4,531)                                              4,531
                                                                        -------

               Total Investments - 101.0%
               (cost $62,986)                                            78,148

               Liabilities less Other Assets - (1.0)%                      (770)
                                                                        -------

               NET ASSETS - 100.0%                                      $77,378
                                                                        =======


See Notes to the Financial Statements.

-----
111
-----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

SMALL CAP FUND

NUMBER                                                                 VALUE
OF SHARES                                                              (000s)
--------------------------------------------------                     --------

               COMMON STOCKS - 98.4%

               ADVERTISING - 0.4%
    18,600     Cyrk, Inc.*                                              $   141
       900     Grey Advertising, Inc.                                       312
     7,350     Penton Media, Inc.                                           166
     5,400     Telespectrum Worldwide, Inc.*                                 46
    17,600     True North Communications                                    495
                                                                         ------
                                                                          1,160
                                                                         ------

               AEROSPACE - 1.2%
    38,550     AAR Corp.                                                    687
    12,900     Aeroflex, Inc.*                                              184
    31,800     Banner Aerospace, Inc.*                                      233
    12,200     BE Aerospace, Inc.*                                          180
    12,000     Curtiss-Wright Corp.*                                        373
    17,900     Nichols Research Corp.*                                      338
    26,200     Orbital Sciences Corp.*                                      742
     6,000     Primex Technologies, Inc.                                    124
     2,700     SPACEHAB, Inc.*                                               18
     4,200     Titan Corp.*                                                  21
    19,400     United Industrial Corp.                                      216
                                                                         ------
                                                                          3,116
                                                                         ------

               AGRICULTURE - 0.0%
     4,000     Andersons (The), Inc.                                         49
    13,700     Orange Co., Inc.*                                             72
                                                                         ------
                                                                            121
                                                                         ------

               AIRLINES - 0.9%
    23,400     Alaska Airgroup, Inc.*                                     1,112
    14,000     Amtran, Inc.*                                                266
    11,600     Hawaiian Airlines, Inc.*                                      31
    38,400     Mesa Air Group, Inc.*                                        240
    27,600     SkyWest, Inc.                                                797
                                                                         ------
                                                                          2,446
                                                                         ------

               APPAREL - 1.5%
   188,700     Burlington Industries, Inc.*                               1,250
    15,400     Cone Mills Corp.*                                             75
    33,300     Delta Woodside Industries, Inc.                              160
     9,600     Donna Karan International, Inc.*                              73
     6,500     Florsheim Group, Inc.*                                        36
     6,900     Garan, Inc.                                                  170
    11,600     Haggar Corp.                                                 117
    17,500     Hartmarx Corp.*                                               85

               APPAREL - 1.5% (cont'd.)
    29,800     Kellwood Co.                                             $   658
     8,500     LaCrosse Footwear, Inc.                                       53
     8,300     Nine West Group, Inc.*                                       205
     9,200     Oxford Industries, Inc.                                      224
    36,700     Phillips-Van Heusen Corp.                                    255
    13,500     Russell Corp.                                                272
     5,900     Starter Corp.*                                                16
    10,800     Superior Uniform Group, Inc.                                 135
     4,700     Supreme International Corp.*                                  46
     3,900     Weyco Group, Inc.                                             94
    19,600     Worldtex, Inc.*                                               37
                                                                         ------
                                                                          3,961
                                                                         ------

               AUTO PARTS & EQUIPMENT - 1.4%
    28,900     Arvin Industries, Inc.                                       974
    33,500     Detroit Diesel Corp.*                                        754
     9,200     Durakon Industries, Inc.*                                    106
     7,100     Edelbrock Corp.*                                             106
    14,600     Excel Industries, Inc.                                       372
    16,800     Exide Corp.                                                  187
       200     Federal Screw Works                                           10
    12,100     R & B, Inc.*                                                  97
    17,800     Standard Motors Products, Inc.                               368
    22,800     Standard Products Co.                                        371
    15,600     Titan International, Inc.                                    120
    11,800     Walbro Corp.*                                                106
                                                                         ------
                                                                          3,571
                                                                         ------

               BANKS - 3.0%
     1,700     ABC Bancorp                                                   21
     4,100     Area Bancshares Corp.                                         96
     1,900     Bancfirst Corp.                                               66
     13,576    Brenton Banks, Inc.                                          176
     9,900     BSB Bancorp, Inc.                                            241
     4,300     Carolina First Corp.                                          95
       900     Cass Commercial Corp.                                         22
     5,000     Cathay Bancorp, Inc.                                         188
     4,000     CB Bancshares, Inc.                                          107
     3,000     City Holding Co.                                              87
     3,500     Commercial Bank Of New York                                   45
     6,600     Community Bank System, Inc.                                  157
     5,170     Community Trust Bancorp, Inc.                                109
     2,800     Corus Bankshares, Inc.                                        90
     6,975     Covest Bancshares, Inc.                                      104
    14,400     CPB, Inc.                                                    254

See Notes to the Financial Statements.

-----
112
-----

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

SMALL CAP FUND (continued)

NUMBER                                                                 VALUE
OF SHARES                                                              (000s)
-------------------------------------------------------------------------------

               BANKS - 3.0% (CONT'D.)
     4,900     Fidelity National Corp.*                                 $    41
     2,964     First Charter Corp.                                           56
     2,850     First Merchants Corp.                                         70
    12,900     First Republic Bank*                                         311
     4,300     First United Bancshares                                       60
    20,048     F.N.B. Corp.                                                 461
     8,800     GBC Bancorp                                                  132
     9,630     Grand Premier Financial, Inc.                                109
     1,800     Hancock Holding Co.                                           83
     4,500     Interchange Financial Services Corp.                          70
    10,350     Interwest Bancorp, Inc.                                      246
     2,800     ISB Financial Corp.                                           51
       600     James River Bankshares, Inc.                                  10
    11,306     Jeffbanks, Inc.                                              236
       300     Mahaska Investment Co.                                         5
     1,640     Matewan Bancshares, Inc.                                      51
     2,700     Merchants Bancshares, Inc.                                    60
    11,950     MidAmerica Bancorp                                           293
    12,114     National City Bancorporation*                                254
    12,101     NBT Bancorp, Inc.                                            253
     6,000     Northern States Financial Corp.                              144
     1,600     Old Second Bancorp, Inc.                                      82
     7,893     Peoples Holding Co.                                          257
    10,410     Premier National Bancorp, Inc.                               156
       950     Princeton National Bancorp                                    16
     5,100     Republic Bancshares, Inc.*                                   109
    32,619     Republic Security Financial Corp.                            302
    49,600     Riggs National Corp.                                         837
     2,600     Southwest Bancorp, Inc.                                       60
     7,000     Sterling Bancorp                                             137
     8,550     Triangle Bancorp, Inc.                                       143
     4,312     TriCo Bancshares                                              70
    25,500     U.S. Bancorp, Inc.                                           373
     7,600     Vermont Financial Services Corp.                             215
     9,900     Wesbanco, Inc.                                               298
                                                                         ------
                                                                          7,909
                                                                         ------

               BEVERAGES - 0.2%
    14,365     Chock Full O'Nuts Corp.*                                      79
     2,000     Farmer Bros. Co.                                             396
     2,900     Genesee Corp., Class B                                        65
                                                                         ------
                                                                            540
                                                                         ------

               BIOTECHNOLOGY - 0.4%
    37,600     Cell Genesys, Inc.*                                          186

    13,000     Creative Biomolecules, Inc.*                             $    30
     3,900     DNA Plant Technology Corp.*                                   15
     3,900     Genome Therapeutics Corp.*                                    12
     9,500     Liposome Co., Inc.*                                          128
     4,000     Neopath, Inc.*                                                16
    19,100     Northfield Laboratories, Inc.*                               210
    10,900     Protein Design Labs, Inc.*                                   164
    16,800     Regeneron Pharmaceuticals, Inc.*                             111
    17,900     Ribi Immunochem Research, Inc.*                               30
    41,500     VIMRx Pharmaceuticals, Inc.*                                  45
                                                                         ------
                                                                            947
                                                                         ------

               BUILDING MATERIALS - 1.6%
     3,000     ABT Building Products Corp.*                                  45
     5,400     Ameron International Corp.                                   192
     3,300     Butler Manufacturing Co.                                      77
    13,950     Elcor Corp.                                                  491
    21,800     Florida Rock Industries, Inc.                                744
    12,800     Genlyte Group, Inc.*                                         205
     6,900     Giant Cement Holding, Inc.*                                  119
     5,800     International Aluminum Co.                                   144
    41,100     Jannock Ltd.                                                 444
    25,100     Juno Lighting, Inc.                                          563
    12,100     Mestek, Inc.*                                                230
    10,600     Nortek, Inc.*                                                262
     3,300     Patrick Industries, Inc.                                      44
     6,600     Puerto Rican Cement Co., Inc.                                212
    24,000     TJ International, Inc.                                       579
                                                                         ------
                                                                          4,351
                                                                         ------

               CHEMICALS - 1.7%
     9,510     Aceto Corp.                                                  112
     5,900     Applied Extrusion Technologies, Inc.*                         29
    32,000     Cambrex Corp.                                                708
     5,100     Chemfab Corp.*                                                84
    18,800     Chemfirst, Inc.                                              442
    36,800     Ethyl Corp.                                                  156
    19,100     Fuller (H.B.) Co.                                          1,126
    23,600     International Specialty Products, Inc.*                      179
     8,200     MacDermid, Inc.                                              278
     9,000     Mississippi Chemical Corp.                                    84
     6,400     O'Sullivan Corp.*                                             53
    19,700     Quaker Chemical Corp.*                                       278
    15,900     Schulman (A.), Inc.                                          217
     7,700     Sybron Chemicals, Inc.*                                       98

See Notes to the the Financial Statements.

                                                                           -----
                                                                             113
                                                                           -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                 VALUE
OF SHARES                                                              (000s)
--------------------------------------------------                     --------

               CHEMICALS - 1.7% (CONT'D.)
    18,000     Terra Industries, Inc.                                    $   82
     9,300     Tetra Technologies, Inc.*                                     63
    18,100     Uniroyal Technology Corp.*                                   144
    46,800     Wellman, Inc.                                                415
                                                                         ------
                                                                          4,548
                                                                         ------
               COAL - 0.3%
    51,400     Arch Coal, Inc.                                              681
                                                                         ------

               COMMERCIAL SERVICES - 3.7%
    23,700     American Oncology Resources, Inc.*                           213
    13,100     Aurora Biosciences Corp.*                                     88
    46,900     Avis Rent A Car, Inc.*                                     1,298
    13,100     Berlitz International, Inc.*                                 292
     5,300     CDI Corp.*                                                   128
    13,600     Chemed Corp.                                                 350
       500     Childtime Learning Centers, Inc.*                              6
    11,100     Concentra Managed Care, Inc.                                 161
     4,200     Correctional Services Corp.*                                  35
    16,400     Data Broadcasting Corp.*                                     228
    49,200     Franklin Covey Co.*                                          443
     8,700     Health Mangement Systems, Inc.                                41
    15,016     Healthcare Services Group, Inc.*                             143
    20,951     Healthplan Services Corp.                                    148
     2,300     Hudson General Corp.                                         174
    14,800     Insurance Auto Auctions, Inc.*                               179
     7,600     IntelliQuest Information Group, Inc.*                         77
    59,600     Interim Services, Inc.*                                      894
     3,700     M/A/R/C, Inc.                                                 39
    86,700     Medaphis Corp.*                                              211
     6,685     Monro Muffler Brake, Inc.*                                    48
    43,300     National Processing, Inc.*                                   195
    32,500     Olsten Corp.                                                 201
    35,500     Paymentech, Inc.*                                            839
    28,200     Personnel Group of America, Inc.*                            203
    18,000     Phycor, Inc.*                                                 86
    22,500     Phymatrix, Inc.*                                              39
    70,600     Physician Reliance Network*                                  600
    17,050     Pinkertons, Inc.*                                            494
    39,200     Primark Corp.*                                               833
     6,000     Quest Education Corp.*                                        55
     7,120     Quintiles Transnational Corp.                                269
    12,500     Renaissance Worldwide, Inc.*                                  77
     9,200     Rental Services Corp.*                                       161
     3,600     Right Management Consultants, Inc.*                           57
    10,800     RTW, Inc.*                                                $   51
    10,100     Rural/Metro Corp.*                                            80
     6,500     Staffmark, Inc.*                                              51
     6,700     Strategic Distribution, Inc.*                                 13
    11,200     Thermo TerraTech, Inc.*                                       56
     9,900     Vallen Corp.*                                                168
    11,300     Volt Information Sciences, Inc.*                             186
                                                                         ------
                                                                          9,910
                                                                         ------

               COMPUTERS - 2.6%
     6,400     ACT Networks, Inc.*                                          123
       800     Analysis & Technology, Inc.                                   19
    50,000     Anixter International, Inc.*                                 597
    18,900     Applied Magnetics Corp.*                                      79
     7,300     Auspex Systems, Inc.*                                         78
    14,800     BancTec, Inc.*                                               182
     3,100     Brite Voice Systems, Inc.*                                    25
     1,800     BTG, Inc.*                                                    10
     4,700     Computer Network Technology Corp.*                            76
    59,900     Data General Corp.*                                          606
    47,000     Diamond Multimedia Systems, Inc.*                            288
     1,900     Digital Link Corp.*                                           11
    12,300     Evans & Sutherland Computer Corp.*                           148
    30,400     Exabyte Corp.*                                               144
    17,500     Hutchinson Technology, Inc.*                                 435
    21,524     Inacom Corp.*                                                167
    65,100     Intergraph Corp.*                                            439
     8,200     Intervoice, Inc.*                                             90
    36,400     Komag, Inc.*                                                 159
    21,000     MicroAge, Inc.*                                              113
     7,900     MicroTouch Systems, Inc.*                                     94
    12,300     MTI Technology Corp.*                                         68
    18,600     MTS Systems Corp.                                            188
    10,700     Mylex Corp.*                                                  70
     4,700     National TechTeam, Inc.*                                      27
    23,100     Network Computing Devices, Inc.*                             116
    16,500     Network Peripherals, Inc.*                                    88
    13,600     ODS Networks, Inc.*                                           38
    12,600     Opti, Inc.*                                                   72
     1,000     Overland Data, Inc.*                                           7
    12,000     Par Technology Corp.*                                         63
    14,000     Powerhouse Technologies, Inc.*                               241
     2,000     Printronix, Inc.*                                             22
    23,700     Quickturn Design Systems, Inc.*                              335
    42,000     Read-Rite Corp.*                                             277

See Notes to the Financial Statements.

-----
114
-----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                 VALUE
OF SHARES                                                              (000s)
--------------------------------------------------                     --------

               COMPUTERS - 2.6% (CONT'D.)
    38,100     S3, Inc.*                                                $   286
    47,300     Sequent Computer Systems, Inc.*                              429
     4,900     Silicon Storage Technology, Inc.*                             20
    20,900     Telxon Corp.                                                 197
     2,700     Trident Microsystems, Inc.                                    17
    12,800     Tyler Corp.*                                                  56
     3,500     Verilink Corp.*                                               12
    11,800     Xircom, Inc.*                                                296
                                                                        -------
                                                                          6,808
                                                                        -------

               COSMETICS/PERSONAL CARE - 0.1%
    17,600     Helen Of Troy Ltd.*                                          228
       800     Stephan Co.                                                    7
                                                                        -------
                                                                            235
                                                                        -------

               DISTRIBUTION/WHOLESALE - 0.6%
     4,800     Advanced Marketing Services, Inc.                             62
    25,700     Aviall, Inc.*                                                398
    12,800     Bell Microproducts, Inc.*                                     78
     6,800     Industrial Distribution Group, Inc.*                          36
     1,500     NuCo2, Inc.*                                                  10
    32,600     Owens & Minor, Inc.                                          330
     8,800     PrimeSource Corp.                                             50
    25,800     Unisource Worldwide, Inc.                                    184
    15,440     United Stationers, Inc.*                                     235
    10,300     VWR Scientific Products Corp.*                               232
                                                                        -------
                                                                          1,615
                                                                        -------

               DIVERSIFIED FINANCIAL SERVICES - 2.6%
    14,300     Aames Financial Corp.                                         24
     6,700     Advest Group, Inc.                                           124
    15,000     Amplicon, Inc.                                               156
    12,300     Amresco, Inc.*                                                95
    13,800     Arcadia Financial Ltd.*                                       65
     2,000     Atlanta Sosnoff Capital Corp.*                                14
     3,500     Consumer Portfolio Services, Inc.*                            10
    27,400     Credit Acceptance Corp.*                                     156
    10,250     Dain Rauscher Corp.                                          348
     9,700     Delta Financial Corp.*                                        55
    18,800     Doral Financial Corp.                                        345
    14,300     DVI, Inc.*                                                   213
    36,000     E-trade Group, Inc.*                                       2,099
       992     First Albany Companies, Inc.                                  11
     2,100     FirstCity Financial Corp.*                                    21
     9,845     Fund American Enterprise Holdings, Inc.                    1,310
     1,400     Hoenig & Co., Inc.*                                       $   12
     7,400     Interstate/Johnson Lane, Inc.                                232
    17,477     Metris Cos., Inc.                                            706
     5,700     National Discount Brokers Group, Inc.*                       160
     3,600     New Century Financial Corp.*                                  43
    27,900     Phoenix Investment Partners Ltd.                             241
    13,300     Resource Bancshares Mortgage Group, Inc.                     171
     6,352     Southwest Securities Group, Inc.                             179
     1,281     Stifel Financial Corp.                                        11
    14,100     United Cos. Financial Corp.                                    5
     8,800     WFS Financial, Inc.                                           61
                                                                        -------
                                                                          6,867
                                                                        -------

               ELECTRIC - 4.7%
     8,300     Bangor Hydro-Electric Co.*                                   105
    11,200     Baycorp Holdings Ltd.*                                        34
    35,400     Calpine Corp.*                                             1,290
    44,200     Central Hudson Gas & Electric                              1,583
    15,500     Central Vermont Public Service Corp.                         156
    14,200     Cilcorp, Inc.                                                853
    67,950     CMP Group, Inc.                                            1,248
    48,400     Eastern Utilities Association                              1,370
     8,200     Empire District Electric Co.                                 187
     7,500     Green Mountain Power Corp.                                    73
    18,500     Orange & Rockland Utilities, Inc.                          1,063
    65,800     Public Service Co. of New Mexico                           1,119
     5,300     St. Joseph Light & Power Co.                                 108
    30,900     TNP Enterprises, Inc.                                        888
     8,700     Trigen Energy Corp.                                          119
    26,700     United Illuminating Co.                                    1,120
     6,000     Unitil Corp.                                                 138
    35,300     WPS Resources Corp.                                        1,041
                                                                        -------
                                                                         12,495
                                                                        -------

               ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
    15,300     Encore Wire Corp.*                                           120
     1,700     Franklin Electronic Publishers, Inc.*                         10
    11,300     Insteel Industries, Inc.                                      64
     7,764     Intermagnetics General Corp.*                                 64
    14,300     Scotsman Industries, Inc.                                    246
    16,100     Valence Technology, Inc.*                                    107
                                                                        -------
                                                                            611
                                                                        -------

               ELECTRONICS - 3.2%
     6,100     Ade Corp.                                                     58

See Notes to the Financial Statements.

                                                                           -----
                                                                             115
                                                                           -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               ELECTRONICS - 3.2% (CONT'D.)
    12,300     Anadigics, Inc.*                                         $   217
     5,300     Analogic Corp.                                               174
     3,350     Bel Fuse, Inc., Class A*                                     137
    12,387     Bell Industries, Inc.*                                       129
     8,200     Benchmark Electronics, Inc.*                                 246
    28,400     Canadian Marconi Co.                                         314
    23,300     Checkpoint Systems, Inc.*                                    194
    16,100     Coherent, Inc.*                                              221
     9,000     C.P. Clare Corp.*                                             33
    28,896     CTS Corp.                                                  1,429
    12,150     Cubic Corp.                                                  191
    24,400     DII Group, Inc.                                              714
    10,200     Dynatech Corp.*                                               35
     6,700     FLIR Systems, Inc.*                                          121
     9,600     IFR Systems, Inc.                                             47
     4,500     Industrial Scientific Corp.                                  122
     9,200     Instron Corp.                                                146
    63,900     Integrated Device Technology, Inc.*                          345
     2,000     ITI Technologies, Inc.*                                       60
    10,100     Itron, Inc.*                                                  95
     9,500     Kemet Corp.*                                                 109
     2,700     Mackie Designs, Inc.*                                         14
       500     Moore Products Co.*                                           10
    12,200     Newport Corp.                                                151
    14,300     Optical Coating Laboratory, Inc.                             686
    21,500     Park Electrochemical Corp.                                   505
    13,700     Paxar Corp.*                                                 102
    11,200     Pittway Corp., Class A                                       297
     2,300     Planar Systems, Inc.*                                         18
     2,700     Recoton Corp.*                                                38
     5,900     Rofin-Sinar Technoligies, Inc.*                               40
     3,900     Sheldahl, Inc.*                                               24
     1,700     Sparton Corp.*                                                10
    21,000     Standard Microsystems Corp.*                                 165
     8,200     Tech-Sym Corp.*                                              171
     7,000     Thermedics, Inc.*                                             49
    13,100     Thermo Optek Corp.*                                          131
    15,900     Thermoquest Corp.*                                           193
     7,400     Thermospectra Corp.*                                          74
    10,100     TSI, Inc.                                                     82
     8,500     Universal Electronics, Inc.                                  106
     2,200     Veeco Instruments, Inc.*                                      81
    12,800     Woodward Governor Co.                                        320
                                                                         ------
                                                                          8,404
                                                                         ------

               ENGINEERING & CONSTRUCTION - 1.2%
     3,200     Baker (Michael) Corp.*                                    $   23
     8,300     BFC Construction Corp.*                                       57
    24,500     Dames & Moore Group                                          274
     9,900     Exponent, Inc.*                                               56
     9,100     Foster Wheeler Corp.                                         110
    37,200     Granite Construction, Inc.                                   870
    73,300     Morrison Knudsen Corp.*                                      728
     9,000     Pitt-Des Moines, Inc.                                        205
    18,600     Stone & Webster, Inc.                                        426
    10,800     Turner Corp.*                                                151
    14,383     URS Corp.*                                                   260
                                                                         ------
                                                                          3,160
                                                                         ------

               ENTERTAINMENT - 1.0%
     4,100     AMC Entertainment, Inc.*                                      63
     4,500     Ameristar Casinos, Inc.*                                      12
    21,000     Argosy Gaming Co.*                                           112
    40,400     Ascent Entertainment Group, Inc.*                            442
    61,300     Aztar Corp.*                                                 295
    59,900     Boyd Gaming Corp.*                                           255
     5,500     Carmike Cinemas, Inc., Class A*                               99
    10,500     GC Cos., Inc.*                                               330
    24,637     Hollywood Park, Inc.*                                        254
     5,000     Isle of Capri Casinos, Inc.*                                  23
    12,300     Jackpot Enterprises, Inc.*                                    95
    17,300     Loews Cineplex Entertainment Co.*                            172
    13,400     Mikohn Gaming Corp.*                                          40
    10,100     Players International, Inc.*                                  63
     1,200     Reading Entertainment, Inc.*                                  10
     7,800     Sodak Gaming, Inc.*                                           69
    14,400     Station Casinos, Inc.*                                       184
    10,300     Trump Hotels & Casino Resorts, Inc.*                          41
                                                                         ------
                                                                          2,559
                                                                         ------

               ENVIRONMENTAL CONTROL - 0.7%
    21,800     Gundle/SLT Environmental, Inc.*                               60
     7,400     Hach Co.                                                      84
    46,672     IT Group, Inc.*                                              601
    10,900     Layne Christensen Co.*                                        62
     7,000     Mine Safety Appliances Co.                                   406
    20,275     Safety-Kleen Corp.*                                          269
    11,600     Superior Services, Inc.*                                     230
    14,300     Thermo Ecotek Corp.*                                         114
                                                                         ------
                                                                          1,826
                                                                         ------

See Notes to the Financial Statements.

-----
116
-----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               FOOD - 2.2%
    68,318     Chiquita Brands International, Inc.                       $  696
    51,900     Earthgrains Co.                                            1,151
    64,100     Fleming Cos., Inc.                                           549
    29,844     Imperial Sugar Co.                                           181
    21,400     International Multifoods Corp.                               499
    12,000     J & J Snack Foods Corp.*                                     241
    20,600     Michael Foods, Inc.                                          393
    13,200     Midwest Grain Products, Inc.*                                132
    15,300     Nash Finch Co.                                               128
    25,300     Pilgrims Pride Corp., Class B                                416
    11,000     Riviana Foods, Inc.                                          257
    19,450     Sanderson Farms, Inc.                                        233
     4,800     Schultz Save-O Stores, Inc.                                   79
     1,750     Seaboard Corp.                                               522
    22,114     WLR Foods, Inc.*                                             163
    13,640     Zapata Corp.                                                 122
                                                                         ------
                                                                          5,762
                                                                         ------

               FOREST PRODUCTS & PAPER - 0.4%
    32,000     Chesapeake Corp.*                                            868
    16,200     Paragon Trade Brands, Inc.*                                   41
    28,900     Pope & Talbot, Inc.                                          184
                                                                         ------
                                                                          1,093
                                                                         ------

               GAS - 1.5%
     3,000     Chesapeake Utilities Corp.                                    48
     9,200     Connecticut Energy Corp.                                     223
     8,700     CTG Resources, Inc.                                          210
    15,300     Energen Corp.                                                229
     2,300     EnergyNorth, Inc.                                             63
    15,900     Northwest Natural Gas Co.                                    348
    20,000     NUI Corp.                                                    431
     7,400     Pennsylvania Enterprises, Inc.                               178
     7,900     Providence Energy Corp.                                      145
     3,200     South Jersey Industries                                       69
    17,845     Southern Union Co.*                                          337
    54,000     Southwest Gas Corp.                                        1,485
    22,800     Southwestern Energy Co.                                      161
                                                                         ------
                                                                          3,927
                                                                         ------

               HAND/MACHINE TOOLS - 0.2%
     3,700     Axsys International, Inc.*                                    63
    13,200     Hardinge, Inc.                                               186
     9,100     Kennametal, Inc.                                             159
     6,800     Powell Industries, Inc.*                                  $   60
       534     Starrett (L.S.) Co., Class B                                  14
                                                                         ------
                                                                            482
                                                                         ------

               HEALTH CARE - 4.2%
    28,100     Acuson Corp.*                                                420
     7,800     Advanced Neuromodulation Systems, Inc.*                       54
    10,900     American Healthcorp, Inc.*                                    83
    22,700     Apria Healthcare Group, Inc.*                                269
     8,900     ATS Medical, Inc.*                                            67
     1,800     BioReliance Corp.*                                            12
     8,400     Biosite Diagnostics, Inc.*                                    84
    13,000     CardioThoracic Systems, Inc.*                                124
    11,900     Clintrials Research, Inc.*                                    70
     2,500     Cohesion Technologies, Inc.*                                  10
     5,900     Collagen Aesthetics, Inc.                                     79
     7,000     CONMED Corp.*                                                217
     6,100     Cyberonics, Inc.                                              58
    22,000     Datascope Corp.*                                             594
     5,400     DEL Global Technologies Corp.*                                46
    10,100     Diagnostic Products Corp.                                    245
       600     Dianon Systems, Inc.*                                          5
     8,400     Endosonics Corp.*                                             55
    30,400     Fonar Corp.                                                   37
     2,300     General Surgical Innovations, Inc.*                            9
    34,100     Genesis Health Ventures, Inc.*                               166
    25,630     Graham-Field Health Products, Inc.*                           46
    36,000     Haemonetics Corp.*                                           565
     6,900     Hologic, Inc.*                                                62
    48,100     Idexx Laboratories, Inc.*                                  1,151
     9,700     Igen International, Inc.*                                    233
    57,441     Integrated Health Services, Inc.                             316
    40,100     Invacare Corp.                                               975
    53,300     Isolyser Co., Inc.*                                          142
     7,700     Lab Holdings, Inc.                                           128
     9,000     LabOne, Inc.                                                  94
    61,800     Laboratory Corp. of America Holdings*                        108
     2,500     Lunar Corp.*                                                  16
    51,100     Mariner Post-Acute Network, Inc.*                            112
    54,700     Matria Healthcare, Inc.*                                     147
    12,600     Maxxim Medical, Inc.*                                        238
    17,416     Molecular Biosystems, Inc.*                                   47
     9,800     Nitinol Medical Technologies*                                 39
    73,800     Novacare, Inc.*                                              129
    17,300     OEC Medical Systems, Inc.*                                   398


See Notes to the Financial Statements.

                                                                          ------
                                                                             117
                                                                          ------

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               HEALTH CARE - 4.2% (CONT'D.)
     7,100     Orthologic Corp.*                                        $    21
    12,300     Polymedica Corp.*                                             92
    11,500     Prime Medical Services, Inc.*                                 85
    11,200     Protocol Systems, Inc.*                                       67
    42,500     Quest Diagnostics, Inc.*                                     946
    20,200     Quidel Corp.*                                                 40
    21,300     Quorum Health Group, Inc.*                                   213
     7,200     RehabCare Group, Inc.*                                       108
    36,750     Sierra Health Services*                                      478
    22,700     Sola International, Inc.*                                    274
    13,000     Spacelabs Medical, Inc.*                                     219
    14,800     Summit Technology, Inc.*                                     163
    66,500     Sun Healthcare Group, Inc.*                                   67
     9,400     Thermotrex Corp.*                                             54
    14,500     Transworld Healthcare, Inc.*                                  43
    21,800     Trex Medical Corp.*                                          136
    31,600     United Wisconsin Services, Inc.                              231
    35,400     U.S. Diagnostic, Inc.*                                        44
     7,500     Urocor, Inc.*                                                 37
     5,000     Vital Signs, Inc.                                             90
     2,100     Xomed Surgical Products, Inc.*                                82
                                                                        -------
                                                                         11,140
                                                                        -------

               HOME BUILDERS - 3.2%
    10,000     Amrep Corp.*                                                  51
    11,700     Beazer Homes USA, Inc.*                                      246
    28,700     Engle Homes, Inc.                                            301
    21,200     Kaufman & Broad Home Corp.                                   478
    46,100     MDC Holdings, Inc.                                           663
    11,200     M/I Schottenstein Homes, Inc.                                199
    15,100     NVR, Inc.*                                                   636
    51,600     Ryland Group, Inc.                                         1,306
    40,500     Schuler Homes, Inc.*                                         243
    13,100     Skyline Corp.                                                363
     3,200     Southern Energy Homes, Inc.*                                  17
    79,350     Standard-Pacific Corp.                                     1,022
    14,700     Thor Industries, Inc.                                        333
    52,750     U.S. Home Corp.                                            1,721
    46,300     Webb (Del E.) Corp.                                        1,004
                                                                        -------
                                                                          8,583
                                                                        -------

               HOME FURNISHINGS - 1.4%
    29,900     Bassett Furniture Industries                                 661
    18,200     Fedders Corp.                                                 92
    10,600     Flexsteel Industries, Inc.                                   139
    14,000     Furniture Brands International, Inc.*                     $  310
    16,700     Harman International Industries, Inc.                        614
     4,850     Knape & Vogt Manufacturing Co.                                62
     3,300     Ladd Furniture, Inc.*                                         56
    54,700     La-Z-Boy, Inc.                                             1,039
    22,600     O'Sullivan Industries Holdings, Inc.                         312
     3,800     Pulaski Furniture Corp.                                       78
    15,600     Royal Appliance Manufacturing Co.*                            59
    44,500     Sunbeam Corp.*                                               248
    17,800     Windmere-Durable Holdings, Inc.*                             125
                                                                        -------
                                                                          3,795
                                                                        -------

               HOUSEHOLD PRODUCTS/WARES - 1.4%
    22,300     American Business Products, Inc.                             312
     7,300     Central Garden & Pet Co.*                                    123
    12,100     CNS, Inc.*                                                    39
    14,700     CSS Industries, Inc.*                                        327
     5,000     Ennis Business Forms, Inc.                                    40
    22,300     Gibson Greetings, Inc.*                                      163
     8,900     Harland (John H.) Co.                                        115
    11,200     Hunt Corp.                                                   111
     8,900     Nashua Corp.                                                 103
     7,400     Oil-Dri Corp.                                                108
    23,300     Russ Berrie & Co., Inc.                                      609
    47,900     Standard Register Co.                                      1,422
    11,100     Swiss Army Brands, Inc.*                                     106
                                                                        -------
                                                                          3,578
                                                                        -------

               HOUSEWARES - 0.2%
    25,800     Ekco Group, Inc.*                                             87
    30,300     Metromedia International Group, Inc.*                        148
     9,600     Mikasa, Inc.                                                  71
    10,000     National Presto Industries, Inc.                             354
                                                                        -------
                                                                            660
                                                                        -------

               INSURANCE - 6.1%
    20,800     Acceptance Insurance Cos., Inc.*                             281
     9,600     Allcity Insurance Co.*                                        68
     6,000     American Heritage Life Investment Corp.                      140
     5,500     Amerin Corp.*                                                112
    35,700     Amerus Life Holdings, Inc., Class A                          857
    82,600     Argonaut Group, Inc.                                       2,122
    12,300     Atlantic American Corp.                                       49
     3,800     Baldwin & Lyons, Inc., Class B                                79
    37,500     Capital RE Corp.                                             647

See Notes to the Financial Statements.

-----
118
-----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               INSURANCE - 6.1% (CONT'D.)
     4,400     Capitol Transamerica Corp.                               $    65
     6,800     Centris Group, Inc.                                           72
     4,600     Chartwell RE Corp.                                            79
    28,100     CNA Surety Corp.*                                            348
     3,300     Danielson Holdings Corp.*                                      9
    10,888     Donegal Group, Inc.                                          133
    15,200     EMC Insurance Group, Inc.                                    181
    39,700     Enhance Financial Services Group, Inc.                       903
     3,800     Farm Family Holdings, Inc.*                                  121
    51,000     FBL Financial Group, Inc., Class A                           905
     1,100     Financial Industries Corp.*                                   13
     5,800     Foremost Corp. of America                                    117
     8,000     Frontier Insurance Group, Inc.                                95
     6,400     Gainsco, Inc.                                                 31
     4,000     Guarantee Life Companies, Inc.                                68
    40,900     Harleysville Group, Inc.                                     792
     4,000     Highlands Insurance Group, Inc.*                              42
     4,950     Independence Holding Co.                                      64
    10,400     Intercargo Corp.                                             120
     5,200     Intercontinental Life Corp.*                                  43
     8,400     Kansas City Life Insurance Co.                               685
    20,300     LandAmerica Financial Group, Inc.                            589
     2,300     Meadowbrook Insurance Group, Inc.                             35
     3,800     Merchants Group, Inc.                                         80
     9,680     Meridian Insurance Group, Inc.                               152
    12,600     Midland Co.                                                  304
     7,300     NAC RE Corp.                                                 392
     4,300     Navigators Group (The), Inc.*                                 60
    13,100     Nymagic, Inc.                                                170
       700     Old Guard Group, Inc.*                                         9
     6,700     Penn Treaty American Corp.*                                  166
    46,700     Presidential Life Corp.                                      838
     5,192     Professionals Group, Inc.*                                   136
    20,900     PXRE Corp.                                                   376
    11,500     Risk Capital Holdings, Inc.*                                 174
    16,000     RLI Corp.                                                    468
     7,900     SCPIE Holdings, Inc.                                         215
    51,600     Selective Insurance Group, Inc.                              909
     8,550     Stewart Information Services Corp.                           287
     8,900     Trenwick Group, Inc.                                         250
     2,900     Unico American Corp.                                          29
     9,850     United Fire & Casualty Co.                                   254
    16,200     W.R. Berkley Corp.                                           397
    24,000     Zenith National Insurance Corp.                              584
                                                                         ------
                                                                         16,115
                                                                         ------

               INVESTMENT COMPANIES - 0.3%
    14,300     Kaiser Ventures, Inc.*                                   $   149
    25,100     PEC Israel Economic Corp.*                                   756
                                                                         ------
                                                                            905
                                                                         ------

               IRON/STEEL - 1.8%
    40,300     Birmingham Steel Corp.                                       159
     7,300     Carpenter Technology Corp.                                   189
     7,700     Citation Corp.*                                               79
    19,100     Cleveland-Cliffs, Inc.                                       651
    16,700     Gibraltar Steel Corp.*                                       333
    15,400     Lone Star Technologies, Inc.*                                193
    31,700     LTV Corp.                                                    170
     5,300     Material Sciences Corp.*                                      34
     6,100     National Steel Corp., Class B                                 50
    14,500     Olympic Steel, Inc.*                                         102
    35,500     Oregon Steel Mills, Inc.                                     371
    20,550     Reliance Steel & Aluminum Co.                                592
    15,225     Roanoke Electric Steel Corp.                                 169
    12,300     Ryerson Tull, Inc.                                           181
    15,700     Shiloh Industries, Inc.*                                     186
    16,300     Steel Technologies, Inc.                                     128
    29,600     Texas Industries, Inc.                                       734
    58,100     Weirton Steel Corp.*                                          87
    29,803     WHX Corp.*                                                   235
                                                                         ------
                                                                          4,643
                                                                         ------

               LEISURE TIME - 0.3%
    25,800     Aldila, Inc.*                                                 48
    13,800     American Classic Voyager Co.*                                224
     9,900     Arctic Cat, Inc.                                              99
    11,700     Coastcast Corp.*                                             114
    17,300     Huffy Corp.                                                  208
                                                                         ------
                                                                            693
                                                                         ------

               LODGING - 0.6%
    22,300     Homestead Village, Inc.*                                      54
    31,250     Marcus Corp.                                                 375
    54,900     Prime Hospitality Corp.*                                     546
    27,400     Red Roof Inns, Inc.*                                         431
     9,700     Sholodge, Inc.*                                               47
     7,900     Suburban Lodges of America, Inc.*                             55
     5,800     Sunburst Hospitality Corp.*                                   22
                                                                         ------
                                                                          1,530
                                                                         ------


See Notes to the Financial Statements.

                                                                           -----
                                                                             119
                                                                           -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               MACHINERY - CONSTRUCTION & MINING - 0.4%
    25,200     Astec Industries, Inc.*                                   $  778
    30,700     Global Industries Technologies, Inc.*                        322
     8,700     Harnischfeger Industries, Inc.*                               50
                                                                         ------
                                                                          1,150
                                                                         ------

               MACHINERY - DIVERSIFIED - 1.9%
    11,400     Agco Corp.                                                    75
    17,100     Applied Industrial Technology, Inc.                          190
     5,700     Applied Science & Technology, Inc.*                           72
     4,200     Binks Sames Corp.                                             78
     3,700     Cascade Corp.                                                 39
     5,200     CTB International Corp.*                                      33
     6,300     DT Industries, Inc.                                           44
    30,600     FSI International, Inc.*                                     184
     9,300     Gardner Denver Machinery, Inc.*                              148
     7,400     Gehl Co.*                                                    109
    37,700     Gerber Scientific, Inc.                                      761
    44,600     Imation Corp.*                                               736
     5,600     Integrated Process Equipment Corp.*                           50
    19,800     Kulicke & Soffa Industries, Inc.*                            500
    21,700     Magnetek, Inc.*                                              182
    16,700     Motivepower Industries, Inc.*                                419
    45,000     Stewart & Stevenson Services, Inc.                           346
    11,800     Thermo Power Corp.                                            94
     2,800     Thermo Sentron, Inc.*                                         29
    15,600     Thomas Industries, Inc.                                      293
     3,800     Twin Disc, Inc.                                               73
    47,600     Unova, Inc.*                                                 628
                                                                         ------
                                                                          5,083
                                                                         ------

               MEDIA - 1.0%
    40,400     Banta Corp.                                                  768
    56,200     Bowne & Co., Inc.                                            657
     2,400     Cadmus Communications Corp.                                   34
     2,300     Courier Corp.                                                 48
    15,200     Lodgenet Entertainment Corp.*                                100
    16,700     On Command Corp.*                                            152
    12,500     Paxson Communications Corp.*                                 107
    23,000     Spelling Entertainment Group, Inc.*                          201
     5,600     Thomas Nelson, Inc.                                           56
    25,250     World Color Press, Inc.*                                     537
                                                                         ------
                                                                          2,660
                                                                         ------

               METAL FABRICATE/HARDWARE - 1.1%
    11,800     Amcast Industrial Corp.                                      190
    13,000     Ampco-Pittsburgh Corp.                                    $  128
    11,100     Atchison Casting Corp.*                                       90
    19,900     Commercial Metals Co.                                        398
    11,500     Fansteel, Inc.*                                               59
    13,200     Johnstown America Industries, Inc.*                          196
    14,200     Maverick Tube Corp.*                                         100
    47,600     Mueller Industries, Inc.*                                  1,065
    19,000     Quanex Corp.                                                 295
    33,700     Rohn Industries, Inc.                                         75
     7,900     Shaw Group, Inc.                                             110
     6,800     Transtechnology Corp.                                        112
     9,000     Wolverine Tube, Inc.*                                        190
                                                                         ------
                                                                          3,008
                                                                         ------

               METALS - DIVERSIFIED - 0.5%
    24,100     ASARCO, Inc.                                                 331
    22,200     Brush Wellman, Inc.                                          322
    10,400     Century Aluminum Co.                                          59
    29,700     Coeur D'Alene Mines Corp.*                                   123
     6,600     Commonwealth Industries, Inc.                                 59
     2,700     Easco, Inc.                                                   20
     2,200     Gold Reserve, Inc.*                                            2
    74,800     Hecla Mining Co.*                                            206
     6,400     Southern Peru Copper Corp.                                    64
     4,300     Stillwater Mining Co.*                                       114
                                                                         ------
                                                                          1,300
                                                                         ------

               MINING - 0.4%
   149,402     Kinross Gold Corp.*                                          318
    99,900     Meridian Gold, Inc.*                                         587
     6,200     Oglebay Norton Co.                                           136
    11,648     Zemex Corp.*                                                  63
                                                                         ------
                                                                          1,104
                                                                         ------

               MISCELLANEOUS MANUFACTURING - 1.8%
    38,200     ACX Technologies, Inc.*                                      501
     1,000     American Biltrite, Inc.                                       19
    12,200     Bairnco Corp.                                                 58
    31,400     Dexter Corp.                                                 989
    13,164     Essef Corp.*                                                 201
    15,600     Furon Co.                                                    197
    41,200     Griffon Corp.*                                               283
    35,700     Justin Industries, Inc.                                      393
    11,200     Katy Industries, Inc.                                        146


See Notes to the Financial Statements.

-----
120
-----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               MISCELLANEOUS MANUFACTURING - 1.8% (CONT'D.)
       900     Lynch Corp.*                                            $     63
     9,500     M & F Worldwide Corp.*                                        67
     9,700     NCH Corp.                                                    463
     5,300     Osmonics, Inc.*                                               42
     5,300     Park-Ohio Holdings Corp.*                                     74
    13,000     Polymer Group, Inc.*                                         120
    10,800     Quixote Corp.                                                123
       800     Safety Components International, Inc.*                         7
     7,400     SPS Technologies, Inc.*                                      291
    25,150     Tredegar Industries, Inc.                                    778
                                                                         ------
                                                                          4,815
                                                                         ------

               OFFICE/BUSINESS EQUIPMENT - 0.1%
    10,200     General Binding Corp.                                        265
     2,300     TRM Corp.*                                                    16
                                                                         ------
                                                                            281
                                                                         ------

               OFFICE FURNISHINGS - 0.2%
     9,900     Virco Manufacturing Corp.                                    137
     8,700     Winsloew Furniture, Inc.*                                    260
                                                                         ------
                                                                            397
                                                                         ------

               OIL & GAS PRODUCERS - 1.6%
     8,600     Atwood Oceanics, Inc.*                                       258
    12,800     Basin Exploration, Inc.*                                     178
     2,778     Bayard Drilling Technologies, Inc.*                           17
    11,000     Benton Oil & Gas Co.*                                         40
     7,600     Callon Petroleum Co.*                                         84
    48,399     Chesapeake Energy Corp.                                       69
    18,500     Chieftain International, Inc.*                               227
     1,900     Clayton Williams Energy, Inc.*                                10
    12,200     Coho Energy, Inc.*                                             8
     3,000     Crystal Oil Co.*                                             100
    15,000     Giant Industries, Inc.                                       128
    31,700     Houston Exploration Co.*                                     551
    23,000     HS Resources, Inc.*                                          201
    22,767     Louis Dreyfus Natural Gas Corp.*                             330
    18,000     Meridian Resource Corp.*                                      61
    21,700     Ocean Energy, Inc.*                                          148
    11,200     Penn Virginia Corp.                                          197
    11,500     Petrocorp, Inc.*                                              57
   102,000     Ranger Oil Ltd.*                                             408
    31,500     Snyder Oil Corp.                                             467
     7,304     Swift Energy Co.*                                             62
    38,400     Tesoro Petroleum Corp.*                                  $   422
    19,200     Titan Exploration, Inc.*                                      96
    13,600     Unit Corp.*                                                   70
                                                                         ------
                                                                          4,189
                                                                         ------

               OIL & GAS SERVICES - 0.6%
    23,200     Daniel Industries, Inc.                                      354
     8,900     Lufkin Industries, Inc.                                      147
    22,800     Pool Energy Services Co.*                                    349
    35,000     RPC, Inc.                                                    225
    33,000     Stolt Comex Seaway S.A.*                                     318
    16,500     Stolt Comex Seaway S.A. ADR*                                 138
    12,000     Tuboscope, Inc.*                                             108
                                                                         ------
                                                                          1,639
                                                                         ------

               PACKAGING & CONTAINERS - 0.1%
    22,800     Longview Fibre Co.                                           264
                                                                         ------
               PHARMACEUTICALS - 2.9%
    11,300     Alliance Pharmaceutical Corp.*                                31
    11,400     Axys Pharmaceuticals, Inc.*                                   48
    21,333     Bindley Western Industries, Inc.                             609
    10,624     Block Drug Co., Class A                                      436
    60,800     Carter-Wallace, Inc.                                       1,102
    12,900     Cephalon, Inc.*                                              113
     3,500     Chirex, Inc.*                                                 86
    25,900     Copley Pharmaceutical, Inc.*                                 220
    20,400     COR Therapeutics, Inc.*                                      203
     9,400     Corixa Corp.*                                                 75
    14,100     Dura Pharmaceuticals, Inc.*                                  199
    59,500     Gensia Sicor, Inc.*                                          167
     6,866     Herbalife International, Inc., Class A                        85
    11,800     Immucor, Inc.*                                               109
    19,900     Immune Response Corp.*                                       175
     4,600     Matrix Pharmaceuticals, Inc.*                                 10
     7,400     NABI, Inc.*                                                   23
    34,800     NBTY, Inc.*                                                  170
    33,000     Neurocrine Biosciences, Inc.*                                171
     4,500     Neurogen Corp.*                                               48
    14,900     Nexstar Pharmaceuticals, Inc.*                               254
     6,600     NPS Pharmaceuticals, Inc.*                                    50
     2,200     Onyx Pharmaceuticals, Inc.*                                   13
    25,300     OSI Pharmaceuticals, Inc.*                                   127
    22,900     Perrigo Co.*                                                 160
    24,800     Pharmaceutical Resources, Inc.                               180


See Notes to the Financial Statements.

                                                                           -----
                                                                             121
                                                                           -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               PHARMACEUTICALS - 2.9% (CONT'D.)
    56,200     Pharmerica, Inc.*                                         $  281
     9,557     Priority Healthcare Corp.*                                   433
    46,800     Roberts Pharmaceutical Corp.*                                971
    22,600     Sciclone Pharmaceuticals, Inc.*                               35
    43,400     Scios, Inc.*                                                 393
     1,400     Sibia Neurosciences, Inc.*                                     7
    13,000     Syncor International Corp.*                                  362
    14,600     Veterinary Centers of America, Inc.*                         206
                                                                         ------
                                                                          7,552
                                                                         ------

               PIPELINES - 0.2%
     7,800     Aquila Gas Pipeline Corp.                                     56
    48,900     Western Gas Resources, Inc.                                  367
                                                                         ------
                                                                            423
                                                                         ------

               REAL ESTATE - 0.9%
    21,900     Avatar Holdings, Inc.*                                       400
    49,000     Castle & Cooke, Inc.*                                        655
     3,100     Echelon International Corp.*                                  61
    17,500     Getty Realty Corp.                                           219
     5,533     Jones Lang LaSalle, Inc.*                                    166
    32,200     LNR Property Corp.                                           636
    13,900     Trammell Crow Co.*                                           257
    11,700     Wellsford Real Properties, Inc.*                             102
                                                                         ------
                                                                          2,496
                                                                         ------

               REAL ESTATE INVESTMENT TRUSTS - 0.2%
     9,500     Sovran Self Storage, Inc.                                    222
    22,000     Winston Hotels, Inc.                                         177
                                                                         ------
                                                                            399
                                                                         ------

               RETAIL - 8.5%
    33,800     Ann Taylor Stores Corp.*                                   1,493
    16,500     Baker (J.), Inc.                                              62
    12,300     Blair Corp.                                                  194
    52,900     Bob Evans Farms, Inc.                                      1,058
    20,100     Bombay Co. (The), Inc.*                                       80
    11,300     Bon-Ton Stores (The), Inc.*                                   83
    27,700     Boston Chicken, Inc.*                                         19
    10,600     Brookstone, Inc.*                                            134
    24,500     Brown Group, Inc.                                            323
    11,500     Buffets, Inc.*                                               114
    16,100     Building Material Holding Corp.*                             163
    64,320     Burlington Coat Factory Warehouse Corp.                      756
    12,600     Cameron Ashley Building Products, Inc.                    $  115
    33,000     Cash America Investments, Inc.                               425
     7,950     CEC Entertainment, Inc.*                                     285
   164,000     Charming Shoppes, Inc.*                                      635
    15,900     Chart House Enterprises, Inc.*                                74
     7,800     Copart, Inc.*                                                162
    45,200     Corporate Express, Inc.*                                     234
     5,900     Creative Computers, Inc.*                                    178
     7,300     Discount Auto Parts, Inc.*                                   157
    25,200     Dress Barn, Inc.*                                            350
    17,800     Drug Emporium, Inc.*                                          86
     3,000     Duckwall Alto Stores, Inc.*                                   29
    25,900     Eagle Hardware & Garden, Inc.*                               989
    23,400     Egghead.com, Inc.*                                           426
    11,300     Einstein/Noah Bagel Corp.*                                    15
    24,500     Filene's Basement Corp.*                                      47
    36,400     Fingerhut Companies, Inc.                                    910
     8,141     Frisch's Restaurants, Inc.                                    78
    18,700     Good Guys, Inc.*                                              72
    14,200     Gottschalks, Inc.*                                            98
    45,300     Handleman Co.*                                               606
    11,800     Haverty Furniture, Inc.                                      299
    90,000     Heilig-Meyers Co.                                            467
    51,000     Homebase, Inc.*                                              226
    25,300     Hughes Supply, Inc.                                          576
    16,300     Intertan, Inc.*                                              159
    34,600     Jan Bell Marketing, Inc.*                                    147
     3,900     Jo-Ann Stores, Inc., Class A*                                 54
     7,600     Just For Feet, Inc.*                                          95
     4,100     Lazare Kaplan International, Inc.*                            28
    21,500     Lechters, Inc.*                                               46
    13,000     Lillian Vernon Corp.                                         156
    38,500     Lone Star Steakhouse & Saloon, Inc.*                         395
    49,400     Michaels Stores, Inc.*                                     1,220
    46,700     Micro Warehouse, Inc.*                                       753
    11,437     Movado Group, Inc.                                           286
    24,900     Musicland Stores Corp.*                                      219
     4,900     Noland Co.                                                   103
    13,500     Piccadilly Cafeterias, Inc.                                  143
     8,100     PS Group Holdings, Inc.*                                      66
     2,800     Quality Dining, Inc.*                                          8
     4,600     Rare Hospitality International, Inc.*                         63
     4,200     REX Stores Corp.*                                             49
    66,100     Ryan's Family Steak Houses, Inc.*                            797
     1,100     S & K Famous Brands, Inc.*                                    10


See Notes to the Financial Statements.

-----
122
-----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               RETAIL - 8.5% (CONT'D.)
    43,300     Service Merchandise Co.*                                  $   11
    17,700     Shoe Carnival, Inc.*                                         221
    40,400     Shopko Stores, Inc.*                                       1,207
    29,700     Sizzler International, Inc.*                                  56
    11,000     Sport Supply Group, Inc.*                                     89
    26,600     Sports Authority, Inc.*                                      195
    24,000     Syms Corp.*                                                  179
    20,100     Taco Cabana, Inc., Class A*                                  177
    37,500     Talbots, Inc.                                                914
    17,100     Tandycrafts, Inc.*                                            37
    25,500     TCBY Enterprises, Inc.                                       153
     2,000     Tractor Supply Co.*                                           51
     8,000     Trak Auto Corp.*                                              69
     7,200     Ugly Duckling Corp.*                                          40
    11,400     United Auto Group, Inc.*                                      87
     4,900     Uno Restaurant Corp.*                                         34
    43,100     Value City Department Stores, Inc.*                          420
    49,400     Venator Group, Inc.*                                         349
    12,400     Vicorp Restaurants, Inc.*                                    198
     9,400     Wolohan Lumber Co.                                           120
    29,100     Zale Corp.*                                                  995
                                                                        -------
                                                                         22,417
                                                                        -------

               SAVINGS & LOANS - 4.8%
    15,114     Alliance Bancorp                                             268
     3,400     Ambanc Holding Co., Inc.                                      57
       660     Ameriana Bancorp                                              10
     5,000     American Bank of Connecticut                                  98
    13,000     Anchor Bancorp Wisconsin, Inc.                               200
     8,675     Andover Bancorp, Inc.                                        235
    12,700     Bank Plus Corp.*                                              53
    17,700     Bay View Capital Corp.                                       334
     4,100     Calumet Bancorp, Inc.*                                       116
     1,200     Camco Financial Corp.                                         17
    10,050     Coastal Bancorp, Inc.                                        167
     8,000     Commonwealth Bancorp, Inc.                                   121
     3,400     Community Federal Bancorp, Inc.                               42
     6,800     Dime Community Bancshares, Inc.                              156
    43,074     Downey Financial Corp.                                       789
     1,500     Eagle Bancshares, Inc.                                        26
     7,260     ESB Financial Corp.                                          111
       800     FCB Financial Corp.                                           23
     4,766     FFLC Bancorp, Inc.                                            81
    11,200     FFY Financial Corp.                                          206
     2,200     Fidelity Bancorp, Inc.                                        51
     8,000     Fidelity Bankshares, Inc.                                   $144
     1,400     First Bell Bancorp, Inc.                                      24
     1,900     First Bergen Bancorp, Inc.                                    45
     2,300     First Defiance Financial Corp.                                24
    10,200     First Essex Bancorp, Inc.                                    154
     2,800     First Federal Bancshares of Arkansas, Inc.                    46
    11,100     First Federal Capital Corp.                                  130
     5,700     First Federal Financial of Kentucky, Inc.                    135
    17,160     First Indiana Corp.                                          326
     7,200     First Liberty Financial Corp.                                152
    12,000     First Northern Capital Corp.                                 132
     4,900     First Savings Bancorp, Inc.                                  107
    30,917     First Sentinel Bancorp, Inc.                                 247
     5,610     First Washington Bancorp, Inc.                               109
    28,800     Firstfed Financial Corp.*                                    463
     4,700     Flushing Financial Corp.                                      67
    11,800     Haven Bancorp, Inc.                                          155
     2,900     Hawthorne Financial Corp.*                                    44
     3,200     HF Bancorp, Inc.*                                             56
       600     HF Financial Corp.                                             9
     9,050     HMN Financial, Inc.                                          103
     2,500     Home Bancorp                                                  69
     5,625     Home Federal Bancorp                                         123
    10,090     Horizon Financial Corp.                                      135
     1,000     Industrial Bancorp, Inc.                                      19
       400     Iroquois Bancorp, Inc.                                         8
     4,200     ITLA Capital Corp.*                                           61
    13,600     Jefferson Savings Bancorp, Inc.                              155
    13,400     JSB Financial, Inc.                                          672
     6,100     Klamath First Bancorp, Inc.                                  100
    11,603     MAF Bancorp, Inc.                                            258
     4,866     Massbank Corp.                                               184
    12,200     Medford Bancorp, Inc.                                        195
     3,025     Monterey Bay Bancorp, Inc.                                    33
       700     North Central Bancshares, Inc.                                12
     6,400     Ocean Financial Corp.                                         92
    12,700     Ocwen Financial Corp.*                                       112
     7,513     Ottawa Financial Corp.                                       156
     2,300     Pamrapo Bancorp, Inc.                                         54
     1,500     Parkvale Financial Corp.                                      32
     4,900     Pennfed Financial Services, Inc.                              78
       500     Peoples' Bancorp, Inc.                                        10
       400     Permanent Bancorp, Inc.                                        4
     7,500     PFF Bancorp, Inc.*                                           131
     7,968     Quaker City Bancorp, Inc.                                    120


See Notes to the Financial Statements.

                                                                           -----
                                                                             123
                                                                           -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               SAVINGS & LOANS - 4.8% (CONT'D.)
    25,987     Queens County Bancorp, Inc.                              $   702
    11,800     Reliance Bancorp, Inc.                                       339
     7,200     St. Francis Capital Corp.                                    309
    55,751     St. Paul Bancorp, Inc.                                     1,207
     7,500     Sterling Financial Corp.*                                    116
     6,000     TF Financial Corp.                                            95
    25,216     Webster Financial Corp.                                      728
    17,800     Westcorp                                                     138
     7,600     Westerfed Financial Corp.                                    128
     2,800     Western Ohio Financial Corp.                                  63
       600     WVS Financial Corp.                                            9
    12,569     York Financial Corp.                                         182
                                                                        -------
                                                                         12,662
                                                                        -------
               SEMICONDUCTORS - 1.8%
       800     Align-Rite International, Inc.*                                9
    11,600     Alliance Semiconductor Corp.*                                 29
    63,600     Cirrus Logic, Inc.*                                          406
    50,900     Cypress Semiconductor Corp.                                  458
    24,600     Dallas Semiconductor Corp.                                   950
     9,600     Electroglas, Inc.*                                           124
    12,600     ESS Technology, Inc.*                                         65
    12,600     Exar Corp.*                                                  203
     4,900     Integrated Silicon Solutions, Inc.*                           13
    40,200     International Rectifier Corp.*                               281
    10,200     Kopin Corp.*                                                 141
    25,500     Marshall Industries, Inc.*                                   344
     3,000     Mattson Technology, Inc.*                                     20
    20,300     MEMC Electronics Materials, Inc.*                            112
     1,900     Micro Linear Corp.*                                            8
    17,000     Oak Technology, Inc.*                                         52
    35,400     Pioneer Standard Electronics, Inc.                           232
    11,400     Richardson Electronics Ltd.                                   59
    32,000     Silicon Valley Group, Inc.*                                  394
     3,800     Siliconix, Inc.*                                              80
     4,100     Triquint Semiconductor, Inc.*                                 76
    28,000     Ultratech Stepper, Inc.*                                     396
     9,600     VLSI Technology, Inc.*                                       186
    11,100     Watkins-Johnson Co.                                          251
                                                                        -------
                                                                          4,889
                                                                        -------

               SHIPBUILDING - 0.2%
    19,700     Avondale Industries, Inc.*                                   581
                                                                        -------

               SOFTWARE - 2.4%
     1,800     Adept Technology, Inc.*                                   $   12
     6,600     AVT Corp.*                                                   158
    20,700     Banyan Systems, Inc.*                                        252
    18,000     Caere Corp.*                                                 189
    11,000     CMGI, Inc.*                                                2,014
    19,800     CustomTracks Corp.*                                          297
     3,400     DIGI International, Inc.*                                     23
     9,100     Excite, Inc.*                                              1,274
     3,000     HCIA, Inc.*                                                   14
    12,500     Industrial International, Inc.*                               55
    38,500     Information Resources, Inc.*                                 248
    44,000     Inprise Corp.*                                               170
     4,200     Inso Corp.*                                                   32
    16,511     Netmanage, Inc.*                                              40
     7,600     Netopia, Inc.*                                                62
     1,200     Orcad, Inc.*                                                  10
     5,957     Phoenix Technologies Ltd.*                                    51
     3,300     Prism Solutions, Inc.*                                         6
     4,500     Progress Software Corp.*                                     154
     8,400     QAD, Inc.*                                                    33
    15,600     Rainbow Technologies, Inc.*                                  156
    49,500     Santa Cruz Operation, Inc.*                                  269
       245     Schawk, Inc.                                                   2
     5,900     Software Spectrum, Inc.*                                      80
     6,200     TCSI Corp.*                                                   12
    15,000     Verity, Inc.*                                                502
     9,900     Walker Interactive Systems, Inc.*                             42
    12,600     Wall Data, Inc.*                                             181
                                                                        -------
                                                                          6,338
                                                                        -------

               TELECOMMUNICATION EQUIPMENT - 1.8%
    13,800     Allen Telecom, Inc.*                                          84
    49,100     Antec Corp.*                                               1,056
    12,500     Aspect Telecommunications Corp.*                              83
    10,200     Aydin Corp.*                                                 135
     9,600     Centigram Communications Corp.*                               95
    63,100     Commscope, Inc.*                                           1,321
    12,500     Corsair Communications, Inc.*                                 64
    11,625     EMS Technologies, Inc.*                                      164
    85,600     Executone Information Systems, Inc.*                         310
     9,300     Galileo Corp.*                                                45
    82,800     Glenayre Technologies, Inc.*                                 285
    12,200     Interdigital Communications Corp.*                            53
    18,300     Mosaix, Inc.*                                                153
    28,700     Network Equipment Technologies, Inc.*                        257


See Notes to the Financial Statements.

-----
124
-----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               TELECOMMUNICATION EQUIPMENT - 1.8% (CONT'D.)
     4,400     Northeast Optic Network, Inc.*                            $   62
     3,300     Ortel Corp.*                                                  23
     4,700     Periphonics Corp.*                                            30
     3,000     Proxim, Inc.*                                                 86
    16,900     Spectralink Corp.*                                            63
     8,000     Stanford Telecommunications, Inc.*                           124
     9,100     Symmetricom, Inc.*                                            57
     6,900     Vertex Communications Corp.*                                 110
    30,882     VTEL Corp.*                                                  106
     7,503     World Access, Inc.*                                           61
                                                                         ------
                                                                          4,827
                                                                         ------

               TELECOMMUNICATIONS - 0.8%
    17,400     Aerial Communications, Inc.*                                 135
    22,200     California Microwave, Inc.*                                  239
    17,700     Cellular Communications of Puerto Rico*                      478
     7,000     Commonwealth Telephone
               Enterprises, Inc.                                            258
     7,400     Davel Communications Group, Inc.*                             52
     5,400     IDT Corp.*                                                    97
    21,800     Intek Global Corp.*                                           38
    45,625     Metrocall, Inc.*                                             138
    36,500     Powertel, Inc.*                                              520
                                                                         ------
                                                                          1,955
                                                                         ------

               TELEPHONE - 0.2%
     6,680     Atlantic Tele-Network, Inc.*                                  60
    12,877     Roseville Communications Co.                                 386
                                                                         ------
                                                                            446
                                                                         ------

               TEXTILES - 0.4%
    12,400     Angelica Corp.                                               173
     1,100     Conso International Corp.*                                     7
    10,800     Crown Crafts, Inc.                                            54
    11,400     Dixie Group, Inc.                                             81
     7,700     FAB Industries, Inc.                                         116
    31,500     Guilford Mills, Inc.                                         276
     3,362     Pillowtex Corp.                                               48
    13,300     Unifirst Corp.                                               281
                                                                         ------
                                                                          1,036
                                                                         ------

               TOBACCO - 0.0%
    17,220     Standard Commercial Corp.                                     82
                                                                         ------

               Transportation - 3.6%
     9,300     Allied Holdings, Inc.*                                    $   89
    19,200     American Freightways Corp.*                                  247
    26,500     Arkansas Best Corp.*                                         180
    11,400     Arnold Industries, Inc.                                      170
     9,100     Celadon Group, Inc.*                                          74
    19,600     Circle International Group, Inc.                             285
    13,100     Consolidated Freightways Corp.*                              154
    48,100     Fritz Cos., Inc.*                                            331
    22,800     Frozen Food Express Industries, Inc.                         145
     4,700     FRP Properties, Inc.*                                        108
     5,400     Gulfmark Offshore, Inc.*                                      64
    46,000     Hunt (J.B.) Transportation Services, Inc.                    966
    33,000     Kirby Corp.*                                                 625
     5,400     Landstar System, Inc.*                                       179
    17,200     Maritrans, Inc.                                               99
     6,000     Marten Transport Ltd.*                                        83
    11,800     Matlack Systems, Inc.*                                        66
    16,300     M.S. Carriers, Inc.*                                         431
    28,800     Offshore Logistics, Inc.*                                    335
    11,300     Old Dominion Freight Lines, Inc.*                            128
    58,300     OMI Corp.*                                                   117
    62,950     Overseas Shipholding Group, Inc.                             716
    12,400     Railtex, Inc.*                                               141
    27,900     Roadway Express, Inc.                                        476
    47,800     Teekay Shipping Corp.                                        789
    32,000     U.S. Freightways Corp.                                     1,052
    56,687     Werner Enterprises, Inc.                                     893
    38,900     Yellow Corp.*                                                676
                                                                         ------
                                                                          9,619
                                                                         ------

               TRUCKING & LEASING - 1.8%
    58,300     AMERCO, Inc.*                                              1,254
    19,200     Greenbrier Cos., Inc.                                        182
    37,350     Interpool, Inc.                                              504
    83,700     Rollins Truck Leasing Corp.                                  790
    22,593     Varlen Corp.                                                 497
    38,700     Xtra Corp.                                                 1,483
                                                                         ------
                                                                          4,710
                                                                         ------

               WATER - 1.2%
    13,100     American States Water Co.                                    318
     9,900     Aquarion Co.                                                 272
     8,400     California Water Service Group                               203
                                                                         ------
    10,700     E'town Corp.                                                 431
                                                                         ------


See Notes to the Financial Statements.

                                                                           -----
                                                                             125
                                                                           -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               WATER - 1.2% (CONT'D.)
     13,684    Philadelphia Suburban Corp.                             $    311
      4,300    SJW Corp.                                                    278
     69,268    United Water Resources, Inc.                               1,437
                                                                       --------
                                                                          3,250
                                                                       --------

               TOTAL COMMON STOCKS
               (cost $267,760)                                          260,319
                                                                       --------

               RIGHTS - 0.0%

      7,778    Arch Communications Group, Inc.,
               Exp. 2/18/00
               (cost $0)                                                      0
                                                                       --------

               WARRANTS - 0.0%

         50    Coram Healthcare Corp.,
               Exp. 7/11/99*                                                  0
        255    Millicom American Satellite,
               Exp. 6/30/99*                                                  0
         18    Sound Advice, Inc.,
               Exp. 6/14/99*                                                  0
         50    Xytronix, Inc., Class B,
               Exp. 8/11/01*                                                  0
          9    York Research Corp., Class B,
               Exp. 11/30/99*                                                 0
                                                                       --------

               TOTAL WARRANTS
               (cost $0)                                                      0
                                                                       --------

               OTHER - 0.0%

     10,000    Escrow American Medical
               Electronics, Inc.*                                             0
        220    Escrow Millicom, Inc. *                                        0
        300    Escrow Northeast Bancorp, Inc.*                                0
      4,500    Escrow Strawbridge & Clothier, Inc.*                           0
                                                                       --------

               TOTAL OTHER
               (cost $0)                                                      0
                                                                       --------

               SHORT-TERM INVESTMENTS - 1.4%

     $2,504    Societe Generale, Grand Cayman,
               Eurodollar Time Deposits,
               5.125%, 4/1/99                                          $  2,504
        990    U.S. Treasury Bill,
               4.28%, 6/24/99(1)                                            979
                                                                       --------

               Total Short-Term Investments
               (cost $3,483)                                              3,483
                                                                       --------

               Total Investments - 99.8%
               (cost $271,243)                                          263,802

               Other Assets less Liabilities - 0.2%                         632
                                                                       --------

               NET ASSETS - 100.0%                                     $264,434
                                                                       ========


OPEN FUTURES CONTRACTS:

                                                                     Unrealized
                                      Notional                          Gain
                       Number of      Amount     Contract   Contract   (Loss)
Type                  Contracts       (000s)     Position     Exp.     (000s)
-------------------------------------------------------------------------------
Russell 2000              15           $2,989       Long       6/99    $  19
S&P/Barra Value            5              709       Long       6/99      (29)
                                                                        -----
                                                                        $(10)
                                                                        =====

(1) Security pledged as collateral to cover margin requirements for open futures contracts.


See Notes to the Financial Statements.

-----
126
-----

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

INTERNATIONAL GROWTH EQUITY FUND

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               COMMON STOCKS - 94.3%

               AUSTRALIA - 3.1%
    525,000    Broken Hill Proprietary Co. Ltd.                        $  4,459
     75,000    News Corp. Ltd. ADR                                        2,213
                                                                       --------
                                                                          6,672
                                                                       --------

               AUSTRIA - 1.2%
     35,000    VA Technologie A.G.                                        2,517
                                                                       --------

               CHINA - 0.6%
  5,000,000    Huaneng Power International, Inc.,
               H Shares                                                   1,252
                                                                       --------

               FRANCE - 10.0%
     18,000    Axa - UAP                                                  2,386
      8,500    Canal Plus                                                 2,491
     30,000    Elf Aquitaine S.A.                                         4,074
     28,000    Lafarge S.A.                                               2,524
      9,000    LVMH - Moet Hennessy Louis Vuitton                         2,230
     14,000    Societe Generale, A Shares                                 2,690
     15,000    Suez Lyonnaise des Eaux                                    2,776
     10,000    Vivendi (Ex-Generale des Eaux)                             2,460
                                                                       --------
                                                                         21,631
                                                                       --------

               GERMANY - 9.2%
     78,000    BASF A.G.                                                  2,855
      3,700    Bayerische Motoren Werke A.G.                              2,425
     41,000    Deutsche Bank A.G.                                         2,109
     65,000    Hoechst A.G.                                               2,816
     19,000    Mannesmann A.G.                                            2,427
     36,000    Siemens A.G.                                               2,406
     39,000    VEBA A.G.                                                  2,050
     41,000    Volkswagen A.G.                                            2,731
                                                                       --------
                                                                         19,819
                                                                       --------

               GREECE - 0.7%
     60,000    Hellenic Telecommunications
               Organization S.A.                                          1,455
                                                                       --------
               HONG KONG - 0.6%
    900,000    Beijing Enterprises Holdings Ltd.                          1,196
                                                                       --------

               INDIA - 0.5%
    110,000    Mahanagar Telephone Nigam Ltd. GDR                         1,168
                                                                       --------

               IRELAND - 1.0%
     30,000    Elan Corp. PLC ADR*                                     $  2,093
                                                                       --------

               ITALY - 4.7%
     80,000    Assicurazioni Generali                                     3,204
    600,000    ENI S.p.A.                                                 3,822
    300,000    Telecom Italia S.p.A.                                      3,187
                                                                       --------
                                                                         10,213
                                                                       --------

               JAPAN - 23.0%
    380,000    Fuji Heavy Industries Ltd.                                 2,352
    170,000    Fujitsu Ltd.                                               2,730
     45,000    Jafco Co. Ltd.                                             2,097
     80,000    JUSCO Co. Ltd.                                             1,392
  1,550,000    Kawasaki Steel Corp.                                       2,618
     15,000    Keyence Corp.                                              2,242
     75,000    Kissei Pharmaceutical Co. Ltd.                             1,520
    260,000    Mitsubishi Estate Co. Ltd.                                 2,645
    375,000    Mitsui & Co. Ltd.                                          2,536
    600,000    Nikko Securities Co. Ltd.                                  2,786
    140,000    Nikon Corp.                                                1,702
        270    Nippon Telegraph & Telephone Corp.                         2,645
    450,000    Oji Paper Co. Ltd.                                         2,398
    250,000    Omron Corp.                                                3,123
    105,000    Pioneer Electronic Corp.                                   1,951
     32,000    Promise Co. Ltd.                                           1,691
    200,000    Sanwa Bank Ltd.                                            2,171
     95,000    Shimano, Inc.                                              2,314
     23,000    Sony Corp. ADR                                             2,100
    160,000    Sumitomo Bank Ltd.                                         2,166
    200,000    Sumitomo Electric Industries                               2,371
    305,000    Toshiba Corp.                                              2,083
                                                                       --------
                                                                         49,633
                                                                       --------

               NETHERLANDS - 5.6%
    130,000    Buhrmann N.V.                                              2,260
     17,000    Equant N.V. ADR*                                           1,279
     37,000    ING Groep N.V.                                             2,039
     18,000    Koninklijke (Royal) Philips Electronics N.V.               1,484
     38,000    Unilever N.V.                                              2,525
    110,000    Vedior N.V.                                                2,547
                                                                       --------
                                                                         12,134
                                                                       --------

               NORWAY - 1.2%
    680,000    Den Norske Bank A.S.A.                                     2,490
                                                                       --------


See Notes to the Financial Statements.

                                                                           -----
                                                                             127
                                                                           -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               PHILIPPINES - 0.7%
     60,000    Philippine Long Distance Telephone Co.                  $  1,579
                                                                       --------

               PORTUGAL - 0.7%
     35,000    Portugal Telecom S.A.                                      1,568
                                                                       --------

               SOUTH KOREA - 0.5%
     90,000    Korea Electric Power Corp. ADR                             1,142
                                                                       --------

               SPAIN - 2.3%
    100,000    Argentaria S.A.                                            2,403
     60,000    Telefonica de Espana                                       2,544
                                                                       --------
                                                                          4,947
                                                                       --------

               SWEDEN - 1.2%
    110,000    Astra AB, A Shares                                         2,522
                                                                       --------

               SWITZERLAND - 5.1%
      2,700    ABB A.G. Bearer                                            3,572
      1,400    Novartis A.G.                                              2,271
      6,500    Swisscom A.G.*                                             2,538
      8,500    UBS A.G.                                                   2,670
                                                                       --------
                                                                         11,051
                                                                       --------

               THAILAND - 0.7%
    300,000    BEC World Public Co. Ltd.                                  1,453
                                                                       --------

               UNITED KINGDOM - 21.7%
    235,000    Allied Zurich PLC*                                         3,169
    105,000    Barclays PLC                                               3,019
    185,000    Bass PLC                                                   2,513
    285,000    British Sky Broadcasting Group PLC                         2,445
    655,000    BTR Siebe PLC                                              2,889
     38,000    Glaxo Wellcome PLC ADR                                     2,544
    205,000    Great Universal Stores PLC                                 2,233
     83,000    HSBC Holdings PLC                                          2,677
    300,000    Imperial Chemical Industries PLC                           2,680
    350,000    Marks & Spencer PLC                                        2,305
    105,000    Pearson PLC                                                2,392
    165,000    Rio Tinto PLC                                              2,289
    300,000    Royal & Sun Alliance Insurance
               Group PLC                                                  2,831
    250,000    Scottish & Newcastle PLC                                   2,690
    780,000    Shell Transport & Trading Co.                              5,248
    430,000    TI Group PLC                                               2,796
     11,000    Vodafone Group PLC ADR                                     2,065
                                                                       --------
                                                                         46,785
                                                                       --------
               TOTAL COMMON STOCKS
               (cost $183,864)                                         $203,320
                                                                       --------

               SHORT-TERM INVESTMENTS - 4.3%

    $   757    FHLB DISCOUNT NOTE,
               4.80%, 4/1/99                                                757
      8,566    Societe Generale, Grand Cayman,
               Eurodollar Time Deposits,
               5.125%, 4/1/99                                             8,566
                                                                       --------

               Total Short-Term Investments
               (cost $9,323)                                              9,323
                                                                       --------

               Total Investments - 98.6%
               (cost $193,187)                                          212,643

               Other Assets less Liabilities - 1.4%                       3,013
                                                                       --------

               NET ASSETS - 100.0%                                     $215,656
                                                                       ========

At March 31, 1999, the International Growth Equity Fund's investments were diversified as follows:

Industry
Sector
-----------------------------------
Auto                           2.2%
Basic Materials               14.3
Building                       1.2
Capital Goods                 10.1
Chemicals                      1.3
Consumer Goods                13.2
Financial Services            16.9
Food/Beverages                 2.3
Insurance                      1.5
Media                          2.8
Oil                            3.1
Other                          8.3
Pharmaceuticals                1.7
Real Estate                    1.2
Retail                         1.7
Technology                    10.5
Telecommunications             3.8
Transportation                 1.6
Utilities                      2.3
                             ------
Total                        100.0%
                             ------


See Notes to the Financial Statements.

-----
128
-----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

INTERNATIONAL SELECT EQUITY FUND

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               COMMON STOCKS - 94.9%

               AUSTRALIA - 3.0%
    250,000    Broken Hill Proprietary Co. Ltd.                         $ 2,123
     55,000    News Corp. Ltd. ADR                                        1,623
                                                                        -------
                                                                          3,746
                                                                        -------

               FRANCE - 9.5%
     18,000    Axa - UAP                                                  2,386
      9,000    Canal Plus                                                 2,638
     26,000    Lafarge S.A.                                               2,344
      9,000    LVMH - Moet Hennessy Louis Vuitton                         2,230
      9,000    Vivendi (Ex-Generale des Eaux)                             2,214
                                                                        -------
                                                                         11,812
                                                                        -------

               GERMANY - 8.7%
     65,000    BASF A.G.                                                  2,379
      3,500    Bayerische Motoren Werke A.G.                              2,294
     50,000    Hoechst A.G.                                               2,167
     18,000    Mannesmann A.G.                                            2,299
     25,000    Volkswagen A.G.                                            1,665
                                                                        -------
                                                                         10,804
                                                                        -------

               GREECE - 1.6%
     80,000    Hellenic Telecommunications
               Organization S.A.                                          1,940
                                                                        -------

               HONG KONG - 1.6%
  1,500,000    Beijing Enterprises Holdings Ltd.                          1,994
                                                                        -------

               IRELAND - 1.5%
     27,000    Elan Corp. PLC ADR*                                        1,883
                                                                        -------

               ITALY - 5.7%
     53,000    Assicurazioni Generali                                     2,123
    450,000    ENI S.p.A.                                                 2,866
    200,000    Telecom Italia S.p.A.                                      2,125
                                                                        -------
                                                                          7,114
                                                                        -------

               JAPAN - 22.6%
    350,000    Fuji Heavy Industries Ltd.                                 2,166
    150,000    Fujitsu Ltd.                                               2,409
     35,000    Jafco Co. Ltd.                                             1,631
     17,000    Keyence Corp.                                              2,541
     75,000    Kissei Pharmaceutical Co. Ltd.                             1,520
    375,000    Mitsui & Co. Ltd.                                       $  2,536
    150,000    Nikon Corp.                                                1,824
    200,000    Omron Corp.                                                2,499
    140,000    Pioneer Electronic Corp.                                   2,601
     30,000    Promise Co. Ltd.                                           1,586
    190,000    Sanwa Bank Ltd.                                            2,062
    100,000    Shimano, Inc.                                              2,436
    200,000    Sumitomo Electric Industries                               2,371
                                                                        -------
                                                                         28,182
                                                                        -------

               NETHERLANDS - 7.0%
     25,000    Equant N.V. ADR*                                           1,881
     32,000    ING Groep N.V.                                             1,764
     55,000    Royal Dutch Petroleum Co. ADR                              2,860
     95,000    Vedior N.V.                                                2,200
                                                                        -------
                                                                          8,705
                                                                        -------

               SOUTH KOREA - 1.3%
    125,000    Korea Electric Power Corp. ADR                             1,586
                                                                        -------

               SPAIN - 1.9%
    100,000    Argentaria S.A.                                            2,403
                                                                        -------

               SWEDEN - 1.6%
     90,000    Astra AB, A Shares                                         2,063
                                                                        -------

               SWITZERLAND - 7.0%
      1,800    ABB A.G. Bearer                                            2,381
      1,250    Novartis A.G.                                              2,028
      4,500    Swisscom A.G.*                                             1,757
      8,000    UBS A.G.                                                   2,513
                                                                        -------
                                                                          8,679
                                                                        -------

               THAILAND - 1.4%
    350,000    BEC World Public Co. Ltd.                                  1,696
                                                                        -------

               UNITED KINGDOM - 20.5%
    175,000    Allied Zurich PLC*                                         2,360
    100,000    Barclays PLC                                               2,875
    140,000    Bass PLC                                                   1,902
    270,000    British Sky Broadcasting Group PLC                         2,317
     35,000    Glaxo Wellcome PLC ADR                                     2,343
    175,000    Great Universal Stores PLC                                 1,907
    275,000    Marks & Spencer PLC                                        1,811


See Notes to the Financial Statements.

                                                                           -----
                                                                             129
                                                                           -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               UNITED KINGDOM - 20.5% (CONT'D.)
    115,000    Pearson PLC                                             $  2,619
    450,000    TI Group PLC                                               2,926
    245,000    Unilever N.V.                                              2,276
     12,000    Vodafone Group PLC ADR                                     2,253
                                                                       --------
                                                                         25,589
                                                                       --------
               TOTAL COMMON STOCKS
               (cost $107,686)                                          118,196
                                                                       --------
PRINCIPAL
AMOUNT
(000s)
---------
               SHORT-TERM INVESTMENTS - 7.0%

     $3,686    FHLB Discount Note,
               4.87%, 4/1/99                                              3,686
      4,974    Societe Generale, Grand Cayman,
               Eurodollar Time Deposits,
               5.125%, 4/1/99                                             4,974
                                                                       --------

               Total Short-Term Investments
               (cost $8,660)                                              8,660
                                                                       --------

               Total Investments - 101.9%
               (cost $116,346)                                          126,856

               Liabilities less Other Assets - (1.9)%                    (2,343)
                                                                       --------

               NET ASSETS - 100.0%                                     $124,513
                                                                       ========

At March 31, 1999, the International Select Equity Fund's investments were diversified as follows:

Industry
Sector
-----------------------------------
Auto                           3.6%
Basic Industries/Energy        5.9
Building                       1.9
Capital Goods                 12.0
Chemicals                      1.7
Consumer Goods                20.2
Financial Services            15.4
Food/Beverage                  1.8
Insurance                      1.9
Media                          4.7
Oil                            2.3
Other                          9.5
Pharmaceuticals                1.2
Retail                         1.5
Technology                     8.5
Telecommunications             1.4
Transportation                 3.5
Utilities                      3.0
                             ------
Total                        100.0%
                             ------


See Notes to the Financial Statements.

-----
130
-----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

TECHNOLOGY FUND

NUMBER                                                                   VALUE
OF SHARES                                                                (000s)
-------------------------------------------------------------------------------

               COMMON STOCKS - 98.6%

               COMMUNICATIONS EQUIPMENT - 16.1%
    170,000    3Com Corp.*                                             $  3,963
    171,900    Ascend Communications, Inc.*                              14,386
     91,043    Cisco Systems, Inc.*                                       9,975
     42,900    Lucent Technologies, Inc.                                  4,623
    156,400    Northern Telecom Ltd.                                      9,716
    123,500    Tellabs, Inc.*                                            12,072
      6,400    Uniphase Corp.*                                              737
                                                                        -------
                                                                         55,472
                                                                        -------

               COMPUTERS - 18.0%
    179,500    Compaq Computer Corp.                                      5,688
    234,200    Dell Computer Corp.*                                       9,573
    102,000    EMC Corp.*                                                13,030
    111,500    Hewlett-Packard Co.                                        7,561
     44,500    International Business Machines Corp.                      7,888
    208,000    Seagate Technology, Inc.*                                  6,149
     96,400    Sun Microsystems, Inc.*                                   12,044
                                                                        -------
                                                                         61,933
                                                                        -------

               ELECTRONICS - 2.9%
     14,200    Sanmina Corp.*                                               905
    184,000    Solectron Corp.*                                           8,936
                                                                        -------
                                                                          9,841
                                                                        -------

               HEALTH CARE - 0.4%
     22,000    Cerus Corp.*                                                 490
     32,600    Colorado Medtech, Inc.*                                      363
     15,600    Healtheon Corp.*                                             663
                                                                        -------
                                                                          1,516
                                                                        -------

               MACHINERY - DIVERSIFIED - 3.2%
    178,000    Applied Materials, Inc.*                                  10,980
                                                                        -------

               RETAIL - 4.0%
     72,300    Amazon.com, Inc.*                                         12,449
      7,500    eBay, Inc.*                                                1,030
      2,900    Priceline.com, Inc.*                                         240
                                                                        -------
                                                                         13,719
                                                                        -------

               SEMICONDUCTORS - 17.1%
     10,500    Altera Corp.*                                            $   625
     75,000    Intel Corp.                                                8,934
      6,500    Linear Technology Corp.                                      333
      9,900    Maxim Integrated Products, Inc.*                             536
    148,800    Micron Technology, Inc.*                                   7,180
    134,400    Motorola, Inc.                                             9,845
    104,200    STMicroelectronics N.V.-New York Shares*                  10,120
    103,700    Texas Instruments, Inc.                                   10,292
    269,200    Xilinx, Inc.*                                             10,919
                                                                        -------
                                                                         58,784
                                                                        -------

               SOFTWARE & SERVICES - 36.9%
    156,421    America Online, Inc.*                                     22,836
      7,000    At Home Corp., Series A*                                   1,103
    164,700    Automatic Data Processing, Inc.                            6,815
      7,695    Autoweb.com, Inc.*                                           274
      8,100    Broadcast.com, Inc.*                                         957
     14,000    Citrix Systems, Inc.*                                        534
    163,000    Computer Associates International, Inc.                    5,797
     94,900    Computer Sciences Corp.*                                   5,237
    170,300    Electronic Arts, Inc.*                                     8,089
    142,200    Electronic Data Systems Corp.                              6,923
    232,100    First Data Corp.                                           9,922
    117,700    Intuit, Inc.*                                             11,976
    112,500    Microsoft Corp.*                                          10,083
        640    MiningCo.com, Inc.*                                           57
    292,270    Oracle Corp.*                                              7,709
    415,300    Parametric Technology Corp.*                               8,202
    315,800    Peoplesoft, Inc.*                                          4,619
     19,106    Siebel Systems, Inc.*                                        908
     15,900    Synopsys, Inc.*                                              855
      7,050    Vignette Corp.*                                              531
     79,000    Yahoo!, Inc.*                                             13,302
                                                                        -------
                                                                        126,729
                                                                        -------

               TOTAL COMMON STOCKS
               (cost $248,177)                                          338,974
                                                                        -------


See Notes to the Financial Statements.

                                                                           -----
                                                                             131
                                                                           -----

SCHEDULES OF INVESTMENTS  MARCH 31, 1999

PRINCIPAL
AMOUNT                                                                   VALUE
(000s)                                                                   (000s)
-------------------------------------------------------------------------------

               SHORT-TERM INVESTMENT - 3.5%

   $11,868     Societe Generale, Grand Cayman,
               Eurodollar Time Deposits,
               5.125%, 4/1/99
               (cost $11,868)                                          $ 11,868
                                                                       --------

               Total Investments - 102.1%
               (cost $260,045)                                          350,842

               Liabilities less Other Assets - (2.1)%                    (7,133)
                                                                       --------

               NET ASSETS - 100.0%                                     $343,709
                                                                       ========


See Notes to the Financial Statements.

-----
132
-----

                                                    NORTHERN FUNDS Annual Report



NOTES TO THE
FINANCIAL STATEMENTS
MARCH 31, 1999

1. ORGANIZATION

Northern Funds was organized October 12, 1993 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market, California Municipal Money Market, U.S. Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, California Tax-Exempt, International Fixed Income, High Yield Municipal, High Yield Fixed Income, Income Equity, Stock Index, Growth Equity, Select Equity, Mid Cap Growth, Small Cap, International Growth Equity, International Select Equity and Technology Funds (collectively the "Funds") are separate, diversified investment portfolios of Northern Funds, except the California Municipal Money Market, Florida Intermediate Tax-Exempt, California Tax-Exempt and International Fixed Income Funds which are non-diversified portfolios of Northern Funds. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds maintains its own investment objective.

     The Funds have entered into an Investment Advisory Agreement with The Northern Trust Company ("Northern Trust" or the "Adviser"). Additionally, Northern Trust Quantitative Advisors, Inc., a wholly-owned subsidiary of Northern Trust Corporation, became the investment adviser for the Stock Index and Small Cap Funds. Northern Trust also serves as custodian, fund accountant and transfer agent for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


A. VALUATION OF SECURITIES - Short-term investments held by the Funds are valued using the amortized cost method, which approximates market value. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Securities which are traded on a recognized U.S. or foreign securities exchange are generally valued at the last quoted sales price on the securities exchange on which the securities are primarily traded. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities that are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are generally valued at the last sales price. Insurance funding agreements are valued at cost plus accrued interest, which approximates market value. Any securities for which no current quotations are readily available are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago.

C. FUTURES CONTRACTS - Certain Funds may enter into long financial futures contracts to maintain liquidity or short financial futures contracts for hedging purposes. These Funds may also enter into futures contracts for speculative purposes. Futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.
         A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is required to make a margin deposit in a segregated account of a specified amount of cash or eligible securities. Subsequently, as the market price of the futures contract fluctuates, gains and losses are recognized and payments are made, on a daily

                                                                           -----
                                                                             133
                                                                           -----
     basis, between the Fund and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open contracts. At March 31, 1999, the Stock Index, Growth Equity and Small Cap Funds had entered into exchange-traded long futures contracts and the aggregate market value of securities pledged to cover margin requirements for open positions was approximately $643,000, $694,000 and $979,000, respectively.

D. STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

E. FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in a Fund's financial statements. A Fund records realized gains or losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

         At March 31, 1999, there were no outstanding contracts.

G. ORGANIZATION COSTS - Organization expenses of approximately $1,030,000 have been deferred and are being amortized on a straight-line basis through 1999. These costs were deferred and amortized during the five year period ending March 31, 1999.

H. INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis and includes amortization of discounts and premiums. Dividends from foreign securities are recorded on ex-date, or as soon as the information is available.

I. EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

-----
134
-----

J. DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                                DECLARATION      PAYMENT
                                 FREQUENCY      FREQUENCY
---------------------------------------------------------
Money Market                       Daily        Monthly

U.S. Government Money
  Market                           Daily        Monthly

U.S. Government Select
  Money Market                     Daily        Monthly

Municipal Money Market             Daily        Monthly

California Municipal
  Money Market                     Daily        Monthly

U.S. Government                    Daily        Monthly

Intermediate Tax-Exempt            Daily        Monthly

Florida Intermediate
  Tax-Exempt                       Daily        Monthly

Fixed Income                       Daily        Monthly

Tax-Exempt                         Daily        Monthly

California Tax-Exempt              Daily        Monthly

International Fixed Income         Quarterly    Quarterly

High Yield Municipal               Monthly      Monthly

High Yield Fixed Income            Monthly      Monthly

Income Equity                      Monthly      Monthly

Stock Index                        Quarterly    Quarterly

Growth Equity                      Quarterly    Quarterly

Select Equity                      Annually     Annually

Mid Cap Growth                     Quarterly    Quarterly

Small Cap                          Annually     Annually

International Growth
  Equity                           Annually     Annually

International Select
  Equity                           Annually     Annually

Technology                         Annually     Annually
---------------------------------------------------------

         Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

         The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with generally accepted accounting principles due to differences in the treatment and recognition of investment income and realized gains (losses). These differences are primarily related to foreign currency transactions, deferral of wash sales and capital loss carryforwards. Certain differences in treatment of income and capital gains for distributions, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

         During the year ended March 31, 1999, all of the dividends derived from net investment income paid by each of the Municipal Money Market, California Municipal Money Market, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt and California Tax-Exempt Funds were "exempt-interest dividends," excludable from gross income for Federal income tax purposes. Further, all such dividends paid by the California Municipal Money Market and California Tax-Exempt Funds were "California exempt-interest dividends," exempt from California state personal income tax.

K. FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds intend to comply with the requirements of the Internal Revenue Code available to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.
                                                                           -----
                                                                             135
                                                                           -----

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the year ended March 31, 1999, the Adviser voluntarily agreed to waive a portion of its advisory fees as applied to each Fund's daily net assets as shown on the accompanying Statements of Operations. Northern Trust had also agreed to reimburse the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                       ANNUAL      ADVISORY
                      ADVISORY    FEES AFTER    EXPENSE
                        FEES        WAIVERS   LIMITATIONS
---------------------------------------------------------
Money Market            0.60%       0.40%        0.55%

U.S. Government
  Money Market          0.60%       0.40%        0.55%

U.S. Government Select
  Money Market          0.60%       0.40%        0.55%

Municipal Money
  Market                0.60%       0.40%        0.55%

California Municipal
  Money Market          0.60%       0.40%        0.55%

U.S. Government         0.75%       0.75%        0.90%

Intermediate Tax-
  Exempt                0.75%       0.70%        0.85%

Florida Intermediate
  Tax-Exempt            0.75%       0.70%        0.85%

Fixed Income            0.75%       0.75%        0.90%

Tax-Exempt              0.75%       0.70%        0.85%

California Tax-Exempt   0.75%       0.70%        0.85%

International Fixed
  Income                0.90%       0.90%        1.15%

High Yield Municipal    0.75%       0.70%        0.85%

High Yield Fixed Income 0.75%       0.75%        0.90%

Income Equity           1.00%       0.85%        1.00%

Stock Index             0.60%       0.40%        0.55%

Growth Equity           1.00%       0.85%        1.00%

Select Equity           1.20%       0.85%        1.00%

Mid Cap Growth          1.00%       0.85%        1.00%

Small Cap               1.20%       0.85%        1.00%

International Growth
  Equity                1.20%       1.00%        1.25%

International Select
  Equity                1.20%       1.00%        1.25%

Technology              1.20%       1.00%        1.25%
------------------------------------------------------

     The Funds have entered into an administrative agreement with Sunstone Financial Group, Inc. ("Sunstone") for certain administrative services. Pursuant to its administrative agreement with the Funds, Sunstone is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets. For the year ended March 31, 1999, Sunstone voluntarily agreed to waive a portion of its administration fees as shown on the accompanying Statements of Operations. The waivers and reimbursements of Northern Trust and Sunstone described above are voluntary and may be terminated by them at any time at their discretion.

4. BANK LOANS

The Funds maintain a $5,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.

      Interest expense for the year ended March 31, 1999 was approximately $2,000 and $4,000 for the Small Cap and International Select Equity Fund, respectively. This amount is included in other expenses on the Statements of Operations.

      As of March 31, 1999 the International Growth Equity and International Select Equity Funds had outstanding borrowings of $160,000 and $3,000,000, respectively, and is included as other liabilities on the Statements of Assets and Liabilities.

-----
136
-----

                                                    NORTHERN FUNDS Annual Report


5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 1999 were as follows:

                                                    PURCHASES                     SALES
                                           ----------------------------------------------------
                                               U.S.                        U.S.
AMOUNTS IN THOUSANDS                        GOVERNMENT        OTHER     GOVERNMENT        OTHER
-----------------------------------------------------------------------------------------------
U.S. Government                              $323,822    $        --     $280,088   $        --
Intermediate Tax-Exempt                            --        207,124           --       168,196
Florida Intermediate Tax-Exempt                    --         27,627           --        16,482
Fixed Income                                       --        281,184           --       188,366
Tax-Exempt                                         --        315,753           --       261,335
California Tax-Exempt                              --         70,342           --        34,871
International Fixed Income                        501          1,906          709         1,590
High Yield Municipal                               --          7,516           --            --
High Yield Fixed Income                            --         32,799           --            --
Income Equity                                      --         84,982           --        86,408
Stock Index                                        --         44,084           --         2,862
Growth Equity                                      --        282,108           --       256,634
Select Equity                                      --        159,406           --       128,203
Mid Cap Growth                                     --        119,456           --        56,691
Small Cap                                          --         57,233           --        76,070
International Growth Equity                        --        333,498           --       324,385
International Select Equity                        --        191,198           --       195,617
Technology                                         --        223,739           --       106,867
-----------------------------------------------------------------------------------------------


     At March 31, 1999, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and cost basis of securities were as follows:


                                                                                NET               COST
                                            UNREALIZED     UNREALIZED       APPRECIATION        BASIS OF
AMOUNTS IN THOUSANDS                       APPRECIATION   DEPRECIATION     (DEPRECIATION)      SECURITIES
---------------------------------------------------------------------------------------------------------
U.S. Government                                 $904         $2,026           $(1,122)          $267,169
Intermediate Tax-Exempt                        8,026            465             7,561            327,895
Florida Intermediate Tax-Exempt                  501             99               402             35,881
Fixed Income                                     927          5,225            (4,298)           278,489
Tax-Exempt                                     6,332            483             5,849            231,893
California Tax-Exempt                          1,318            134             1,184             74,940
International Fixed Income                       744            358               386             13,612
High Yield Municipal                               8             19               (11)            10,879
High Yield Fixed Income                          531            263               268             41,908
Income Equity                                 17,164          4,179            12,985            102,003
Stock Index                                   40,959          4,948            36,011            134,108
Growth Equity                                227,768          6,268           221,500            417,268
Select Equity                                 64,566          1,979            62,587            135,778
Mid Cap Growth                                15,847            775            15,072             63,076
Small Cap                                     45,534         52,969            (7,435)           271,237
International Growth Equity                   23,165          5,747            17,418            195,225
International Select Equity                   13,316          3,560             9,756            117,100
Technology                                    98,391          8,180            90,211            260,631
---------------------------------------------------------------------------------------------------------


         At March 31, 1999, the Mid Cap Growth Fund had capital loss carryforwards, for income tax purposes, of approximately $4,222,000, due to expire March 31, 2007. These capital loss carryforwards are available to offset future gains.

                                                                           -----
                                                                             137
                                                                           -----

6. CAPITAL SHARE TRANSACTIONS

Transactions of shares of the Funds for the year ended March 31, 1999 were as follows:


                                                                                               NET
                                                       REINVESTMENT                          INCREASE
 AMOUNTS IN THOUSANDS                        SOLD      OF DIVIDENDS        REDEEMED         (DECREASE)
-----------------------------------------------------------------------------------------------------
U.S. Government                              8,963        718                5,473             4,208
Intermediate Tax-Exempt                      6,757        391                2,665             4,483
Florida Intermediate Tax-Exempt              1,769         55                  700             1,124
Fixed Income                                21,526        727               12,591             9,662
Tax-Exempt                                  10,243        433                4,815             5,861
California Tax-Exempt                        4,589         98                1,303             3,384
International Fixed Income                     219         17                  248               (12)
High Yield Municipal                         1,024         --                   22             1,002
High Yield Fixed Income                      4,057          6                   19             4,044
Income Equity                                1,957        474                1,648               783
Stock Index                                  6,696        104                3,298             3,502
Growth Equity                                5,911      1,437                3,895             3,453
Select Equity                                3,384        327                1,806             1,905
Mid Cap Growth                               6,928         --                  328             6,600
Small Cap                                    7,288        803                8,617              (526)
International Growth Equity                  8,329        613                7,068             1,874
International Select Equity                  4,499        381                4,684               196
Technology                                   7,041        193                1,873             5,361
-----------------------------------------------------------------------------------------------------


Transactions of shares of the Funds for the year ended March 31, 1998 were as follows:


                                                                                       NET
                                                     REINVESTMENT                   INCREASE
 AMOUNTS IN THOUSANDS                       SOLD     OF DIVIDENDS     REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------------
U.S. Government                             6,618        74             2,623         4,069
Intermediate Tax-Exempt                     6,360        64             3,898         2,526
Florida Intermediate Tax-Exempt             1,465        14               536           943
Fixed Income                                7,837       110             2,908         5,039
Tax-Exempt                                  3,720       126             1,584         2,262
California Tax-Exempt                       4,132        12               433         3,711
International Fixed Income                    200        23               465          (242)
Income Equity                               2,329       613               955         1,987
Stock Index                                 5,376       201             2,666         2,911
Growth Equity                               5,044     2,265             3,266         4,043
Select Equity                               2,762       603             1,136         2,229
Small Cap                                   8,480       908             3,399         5,989
International Growth Equity                 2,240       466             3,929        (1,223)
International Select Equity                 1,429        38             2,583        (1,116)
Technology                                  3,074       322               956         2,440
---------------------------------------------------------------------------------------------


-----
138
-----

                                                    NORTHERN FUNDS Annual Report

REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES:
NORTHERN FUNDS

We have audited the accompanying statements of assets and liabilities of Northern Funds (a Massachusetts business trust consisting of the Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund, U.S. Government Fund, Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, High Yield Municipal Fund, High Yield Fixed Income Fund, Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Mid Cap Growth Fund, Small Cap Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund), including the schedules of investments, as of March 31, 1999, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Northern Funds as of March 31, 1999, the results of their operations, changes in their net assets, and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.




                                      ARTHUR ANDERSEN LLP

Chicago, Illinois
May 14, 1999


                                                                           -----
                                                                             139
                                                                           -----

This report has been prepared for the general information of Northern Funds shareholders.
It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses.
Investors are reminded to read the prospectus carefully before investing or sending money.


(C) 1999 Northern Funds Distributors, LLC,
Distributor



                                                              -----------------
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